UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23339

Name of Fund: BlackRock Funds V

              BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds V, 55

      East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2018

Date of reporting period: 12/31/2018

Item 1 – Report to Stockholders

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Funds V

➢	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio
➢	BlackRock Strategic Income Opportunities Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call 1-800-441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2018, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market despite solid corporate earnings, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds posted flat returns, and high-yield bonds declined slightly. Recent sell-offs in risk assets have flattened asset returns along the risk spectrum somewhat, which bears further scrutiny in the months ahead.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. This was accompanied by a broad based risk-off in December — which was the worst December performance on record since 1931. Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low.

Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. Going into 2019, we also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.85)%	(4.38)%
U.S. small cap equities (Russell 2000® Index)	(17.35)	(11.01)
International equities (MSCI Europe, Australasia, Far East Index)	(11.35)	(13.79)
Emerging market equities (MSCI Emerging Markets Index)	(8.48)	(14.57)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.06	1.87
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	2.72	(0.03)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.65	0.01
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	1.36
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.24)	(2.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2018	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Investment Objective

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio’s (the “Fund”) investment objective is to seek maximum long term total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund underperformed its reference benchmark, a custom blend of 50% J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index/50% J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index.

What factors influenced performance?

Performance is reviewed on an absolute basis due to the nature of the Fund’s strategy. The Fund has the flexibility to invest in fixed income securities and derivatives of any maturity, and denominated in any currency, from issuers located in the emerging markets. As such, the Fund is not managed specifically to a benchmark. The index listed above is for reference purposes only.

Emerging market bonds performed poorly in 2018, as investors reacted negatively to a series of country-specific political events, fears of a global economic slowdown, and tighter monetary policy by the world’s major central banks.

A large proportion of the Fund’s negative performance occurred during the second half of the year, when the portfolio’s above-average risk exposure and long positions in emerging market currencies exacerbated the effect of weakness in the broader market. Specifically, a long position in Turkish lira was a meaningful detractor from performance in August. The Fund’s allocation to Argentina, primarily through U.S. dollar-denominated bonds, also detracted during the third quarter.

Market volatility rose in the final three months of the year, as global equities came under pressure and U.S. government bond yields hit multi-year highs. Oil prices dropped sharply, reflecting fears about an uncertain demand outlook and the potential for significant oversupply. The Fund’s positions in oil-exporting economies, such as Angola, Nigeria and Oman, therefore detracted from returns.

On the positive side, the Fund produced better results in the early part of the period due to the investment adviser’s decision to reduce the portfolio’s duration (interest-rate sensitivity) close to zero years. This move helped performance given the sell-off in developed market bonds in January and the beginning of February. The Fund also benefited from a tactical short position in the Russian ruble during the second quarter following the United States’ imposition of sanctions against selected Russian individuals and corporations. Later in the period, a strategy designed to mitigate the effect of rising yields in Turkey and Argentina partially helped to offset the weak performance of the two countries.

The Fund used derivatives as a means to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange positions. The specific instruments that the Fund employed included currency forward contracts, which it used to manage currency risk, and credit default swaps, which it used to manage the risk of changing yield spreads. The Fund also used interest-rate futures and derivatives linked to developed-market government bonds in order to manage the portfolio’s duration. While the use of interest-rate futures and credit default swaps added value, currency derivatives were a net detractor to Fund performance.

Describe recent portfolio activity.

The Fund’s exposure to higher yielding countries was partially reduced in favor of those rated investment grade, as the investment adviser sought to have a more balanced allocation to help guard against the potential for slowing global growth.

The investment adviser continued to favor hard currency sovereign and quasi-sovereign debt, but it increased the portfolio’s allocation to local currency bonds later in the year given its expectations for a weaker U.S. dollar in 2019. This was accomplished by reducing the Fund’s short positions in specific currencies such as the Mexican peso, Brazilian real and Thai baht, while adding certain local currency positions. At the end of the period, 65% of the Fund’s currency exposure was in U.S. dollars, and 6.5% was held in euros.

The Fund’s duration was actively adjusted throughout 2018, and the Fund finished with a duration of 9.3 years – higher than that of the reference index. The investment adviser accomplished this shift by adding positions in local currency issues in Mexico and Brazil.

The Fund held an above-average cash weighting throughout the period. Although the investment adviser retained a positive view on the emerging markets, it believed a reasonable amount of cash would provide the flexibility to meet outflows or to capitalize on further market volatility. The cash position had no material impact on Fund performance.

Describe portfolio positioning at period end.

The Fund is dynamically managed so that it can deploy risk-management strategies when the investment adviser identifies near-term risks. As of the end of December, the Fund was positioned with strategies in place to manage the risk of rising yield spreads in emerging market sovereign bonds, investment-grade U.S. corporates, and U.S. high yield bonds. The Fund maintained its long duration positioning via futures on U.S. Treasuries and German bonds. Additionally, uncertainty surrounding oil prices prompted the investment adviser to maintain short positions in oil-sensitive currencies such as the Russian ruble, the Malaysian ringgit and the Canadian dollar. The Fund’s overall beta (risk exposure) was approximately neutral to that of the reference index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

The Fund invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis). On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Predecessor Fund’s returns from September 3, 2012 through January 2, 2014 are the returns of the Predecessor Fund when it followed different investment strategies under the name “BlackRock Emerging Market Local Debt Portfolio.” The Predecessor Fund’s returns prior to September 3, 2012 are the returns of the Predecessor Fund when it followed different investment strategies under the name “BlackRock Emerging Market Debt Portfolio.”

(c)	The average interest rate at which a selection of banks in London are prepared to lend to one another in U.S. dollars with a maturity of 3 months.
(d)	An unmanaged index that tracks local currency bonds.
(e)	A customized weighted index comprised of the returns of 50% J.P. Morgan GBI-EM Global Diversified Index/50% J.P. Morgan EMBI Global Diversified Index.

Performance Summary for the Period Ended December 31, 2018

				Average Annual Total Returns (a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	6.05%	5.54%	(4.35)%	(10.84)%	N/A	2.08%	N/A	5.79%	N/A
Investor A	5.59	5.05	(4.48)	(10.99)	(14.55)%	1.82	0.99%	5.50	5.07%
Investor C	5.03	4.44	(4.84)	(11.74)	(12.59)	1.05	1.05	4.71	4.71
Class K	6.10	5.60	(4.32)	(10.70)	N/A	2.17	N/A	5.87	N/A
J.P. Morgan GBI-EM Global Diversified Index	—	—	0.25	(6.21)	N/A	(0.96)	N/A	3.45	N/A
J.P. Morgan EMBI Global Diversified Index(b)	—	—	1.02	(4.26)	N/A	4.80	N/A	8.20	N/A
50% J.P. Morgan GBI-EM Global Diversified Index/50% J.P. Morgan EMBI Global Diversified Index	—	—	0.67	(5.15)	N/A	1.95	N/A	5.88	N/A
3-Month LIBOR USD	—	—	1.15	2.08	N/A	0.86	N/A	0.67	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund, a series of BlackRock Funds II, through the Reorganization. The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Predecessor Fund’s returns from September 3, 2012 through January 2, 2014 are the returns of the Predecessor Fund when it followed different investment strategies under the name “BlackRock Emerging Market Local Debt Portfolio.” The Predecessor Fund’s returns prior to September 3, 2012 are the returns of the Predecessor Fund when it followed different investment strategies under the name “BlackRock Emerging Market Debt Portfolio.”

(b)	An index that tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, including Brady bonds, loans and Eurobonds.

N/A — Not applicable as share class and Index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of December 31, 2018 (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$956.50	$3.35	$1,000.00	$1,021.78	$3.47	0.68%
Investor A	1,000.00	955.20	4.58	1,000.00	1,020.52	4.74	0.93
Investor C	1,000.00	951.60	8.26	1,000.00	1,016.74	8.54	1.68
Class K	1,000.00	956.80	3.11	1,000.00	1,022.03	3.21	0.63

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Foreign Government Obligations	82%
Corporate Bonds	10
Foreign Agency Obligations	6
Affiliated Investment Companies	2

(a)	Total investments exclude short-term securities, options purchased and options written.

GEOGRAPHIC ALLOCATION

Country	Percent of Total Investments (a)
Czech Republic	13%
Hungary	12
Nigeria	8
Ukraine	7
Angola	6
Argentina	6
Egypt	5
Kazakhstan	5
Venezuela	4
Gabon	4
Brazil	3
Belarus	3
Oman	3
Ghana	2
Mexico	2
United States	2
Iraq	2
Poland	2
Costa Rica	2
Saudi Arabia	2
Indonesia	1
Other(b)	6

(a)	Total investments exclude short-term securities, options purchased and options written.
(b)	Includes holdings within countries and geographic regions that are 1% or less of long-term investments. Please refer to Schedule of Investments for such countries.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018	BlackRock Strategic Income Opportunities Portfolio

Investment Objective

BlackRock Strategic Income Opportunities Portfolio’s (the “Fund”) investment objective is to seek total return as is consistent with preservation of capital.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund’s Institutional Shares returned (0.46)%, Investor A Shares returned (0.74)%, Investor C Shares returned (1.47)%, and Class K Shares returned (0.47)%. For the same period, the Bloomberg Barclays U.S. Universal Index returned (0.25)% and the ICE BofAML 3-Month U.S. Treasury Bill Index returned 1.87%.

What factors influenced performance?

The Fund’s performance is reviewed on an absolute basis due to the nature of its strategy. The Fund has an unconstrained strategy (i.e., flexibility to invest across all fixed income asset classes) that is managed within a risk-controlled framework. As such, the Fund is not managed specifically to a benchmark. The index returns listed above are for reference purposes only.

The Fund’s emerging market exposure detracted as the sector was impacted by political uncertainty in several countries as well as by a strengthening in the U.S. dollar. Allocations to European and Asian credit also detracted. The Fund’s relative value strategies weighed on return as well.

The Fund’s allocation to securitized assets, namely non-agency residential mortgage-backed securities (“MBS”) and commercial mortgage-backed securities, added to performance during the period. An allocation to municipal bonds also added to performance. Finally, the Fund’s positioning with respect to overall portfolio duration (and corresponding sensitivity to interest rate changes) contributed positively.

The Fund held derivatives during the period as a part of its investment strategy. Derivatives are used by the Fund as a means to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, the Fund’s use of U.S. Treasury futures, currency forwards, options and swaps had a positive impact on Fund performance.

Describe recent portfolio activity.

The Fund began the period positioned for a continuation of the strong global growth environment by keeping a low duration stance and long positions in credit, emerging markets and securitized assets. In early February, elevated volatility in risk assets alongside upside pressure on rates from firmer inflation and increased Treasury issuance created a challenging investment environment. As the period progressed, the Fund maintained an increasingly cautious stance on corporate credit and emerging markets, while favoring income-oriented opportunities within high quality assets with less interest rate risk, such as shorter-maturity Treasuries, securitized assets and commercial paper. U.S. duration was tactically increased as a strategy against a downturn in risk sentiment, with a preference for the front end of the yield curve given the more attractive risk versus reward profile relative to longer-dated Treasuries.

During the latter portion of the period, duration was modestly reduced as interest rates moved higher from increased Treasury supply and economic optimism. Rich valuations led the Fund to be slightly cautious on corporate credit, while adding exposure to investment grade credit as issuance was slightly below expectations and fundamentals remained positive. The Fund maintained a high yield corporate credit allocation for income, while holding agency MBS and municipals for high quality diversification. Emerging markets exposure was further reduced and opportunities in securitized assets that lacked liquidity were balanced with front-end Treasuries and other shorter-dated assets.

The Fund’s cash position at period end was slightly elevated at 6.5%. The Fund’s exposure to cash did not have a material impact on performance for the 12 months.

Describe portfolio positioning at period end.

At the end of the period, the Fund favored sectors which would benefit from more accommodative monetary policy going forward such as agency MBS and municipals, as well as local currency emerging market debt. On the view that slowing economic growth and a near-neutral Federal Reserve policy rate should keep U.S. interest rates range-bound in the near-term, the Fund favored fixed rate exposure within lower quality credit, with reduced exposure to bank loans in favor of high yield bonds. The Fund also has a tactical position in investment grade credit for high quality income. The Fund held a reduced allocation to securitized assets after taking advantage of relative strength to take profits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of December 31, 2018 (continued)	BlackRock Strategic Income Opportunities Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal market conditions, the Fund will invest in a combination of fixed income securities, including, but not limited to: high yield securities, international securities, emerging markets debt and mortgages. Depending on market conditions, the Fund may invest in other market sectors. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Strategic Income Opportunities Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)

An unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

(d)	An unmanaged index that tracks 3-month U.S. Treasury securities.

Performance Summary for the Period Ended December 31, 2018

				Average Annual Total Returns (a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.35%	3.35%	(0.08)%	(0.46)%	N/A	2.30%	N/A	6.01%	N/A
Investor A	2.93	2.92	(0.22)	(0.74)	(4.71)%	2.00	1.17%	5.71	5.28%
Investor C	2.33	2.33	(0.59)	(1.47)	(2.43)	1.24	1.24	4.93	4.93
Class K	3.43	3.42	(0.03)	(0.47)	N/A	2.35	N/A	6.04	N/A
Bloomberg Barclays U.S. Universal Index	—	—	1.44	(0.25)	N/A	2.72	N/A	4.06	N/A
ICE BofAML 3-Month U.S. Treasury Bill Index	—	—	1.06	1.87	N/A	0.63	N/A	0.38	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund, a series of BlackRock Funds II, through the Reorganization. The Predecessor Fund is the performance and accounting survivor of the Reorganization.

N/A — Not applicable as share class and Index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock Strategic Income Opportunities Portfolio

Expense Example

	Actual				Hypothetical (a)
			Including interest expense	Excluding interest expense		Including interest expense		Excluding interest expense
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Ending Account Value (12/31/18)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$999.20	$5.85	$3.12	$1,000.00	$1,019.36	$5.90	$1,022.08	$3.16
Investor A	1,000.00	997.80	7.35	4.58	1,000.00	1,017.85	7.43	1,020.62	4.63
Investor C	1,000.00	994.10	11.01	8.24	1,000.00	1,014.17	11.12	1,016.94	8.34
Class K	1,000.00	999.70	5.39	2.72	1,000.00	1,019.81	5.45	1,022.48	2.75

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.16% for Institutional, 1.46% for Investor A , 2.19% for Investor C and 1.07% for Class K), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.62% for Institutional, 0.91% for Investor A , 1.64% for Investor C and 0.54% for Class K), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
U.S. Government Sponsored Agency Obligations	54%
Corporate Bonds	19
Asset-Backed Securities	8
U.S. Treasury Obligations	5
Municipal Bonds	4
Non-Agency Mortgage-Backed Securities	4
Foreign Government Obligations	4
Floating Rate Loan Interests	2
Investment Companies	—	(b)
Foreign Agency Obligations	—	(b)
Common Stocks	—	(b)
Preferred Securities	—	(b)
Warrants	—	(b)

(a)	Total investments exclude short-term securities, options purchased, options written, TBA sale commitments, borrowed bonds and investments sold short.
(b)	Representing less than 0.5% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa(c)	62%
AA/Aa	5
A	6
BBB/Baa	8
BB/Ba	6
B	5
CCC/Caa	1
CC/Ca	1
C	—	(d)
D	—	(d)
N/R	6

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low rating quality. Credit quality ratings are subject to change.

(b)	Total investments exclude short-term securities, options purchased, options written, TBA sale commitments, borrowed bonds and investments sold short.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Representing less than 0.5% of the Fund’s total investments.

FUND SUMMARY	9

About Fund Performance

On September 17, 2018, each Fund acquired all of the assets, subject to the liabilities, of a corresponding series of BlackRock Funds II (each, a “Predecessor Fund”) in tax-free reorganizations (each, a “Reorganization”). Each Predecessor Fund is the performance and accounting survivor of its Reorganization. Accordingly, information provided herein for periods prior to the Reorganizations is that of each Fund’s corresponding Predecessor Fund. See Note 1 of the Notes to Financial Statements for additional information regarding the Reorganizations.

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock Strategic Income Opportunities Portfolio’s Class K Share performance shown prior to the Class K March 28, 2016 inception date is that of Institutional Shares. The performance of BlackRock Strategic Income Portfolio’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of BlackRock Strategic Income Opportunities Portfolio’s Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares. On the close of business on September 1, 2015, the BlackRock Emerging Markets Flexible Dynamic Bond Portfolio’s BlackRock Shares were redesignated as Class K Shares. Prior to September 1, 2015, performance is that of the BlackRock Emerging Markets Flexible Dynamic Bond Portfolio’s BlackRock Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, each Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares of the applicable Fund, and, thereafter, investors will be subject to lower ongoing fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (‘NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2018 and held through December 31, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	11

Schedule of Investments December 31, 2018	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (Percentages shown are based on Net Assets)

Security		Shares	Value

Affiliated Investment Companies — 1.9%
iShares J.P. Morgan EM Local Currency Bond ETF(g)		44,882	$1,933,517

Total Affiliated Investment Companies — 1.9% (Cost: $1,898,060)			1,933,517

		Par (000)

Corporate Bonds — 9.0%

Argentina — 0.8%(a)
Banco de Galicia y Buenos Aires SA, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.16%), 8.25%, 07/19/26(b)	USD	296	271,210
Banco Hipotecario SA, 9.75%, 11/30/20		376	366,600
Tarjeta Naranja SA, (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.50%), 52.29%, 04/11/22(b)		580	232,003

			869,813

Brazil — 3.1%
Petrobras Global Finance BV, 6.85%, 06/05/2115		3,516	3,155,610

Egypt — 0.6%
Arab Republic of Egypt, 14.95%, 03/20/21	EGP	11,146	577,930

Kazakhstan — 4.3%
Development Bank of Kazakhstan JSC, 8.95%, 05/04/23(a)	KZT	258,500	577,855
Kazakhstan Temir Zholy Finance BV, 6.95%, 07/10/42	USD	630	659,925
KazMunayGas National Co. JSC:
5.75%, 04/19/47(a)		2,287	2,178,368
6.38%, 10/24/48		953	957,765

			4,373,913

Ukraine — 0.2%
State Savings Bank of Ukraine, 9.38%, 03/10/23(c)		200	196,750

Total Corporate Bonds — 9.0% (Cost: $9,703,059)			9,174,016

Foreign Agency Obligations — 5.3%

Argentina — 0.6%
YPF SA:
8.50%, 07/28/25		482	428,980
6.95%, 07/21/27(a)		286	231,660

			660,640

Indonesia — 0.8%
Jasa Marga Persero Tbk. PT, 7.50%, 12/11/20(a)	IDR	3,000,000	195,626
Pertamina Persero PT, 6.45%, 05/30/44	USD	248	258,230
Wijaya Karya Persero Tbk. PT, 7.70%, 01/31/21(a)	IDR	5,420,000	352,715

			806,571

Ukraine — 0.4%
Ukreximbank:
9.63%, 04/27/22	USD	390	380,250

			380,250

Venezuela — 3.5%
Petroleos de Venezuela SA(d)(e):
8.50%, 10/27/20(a)		1,653	1,538,890
9.75%, 05/17/35		10,617	2,012,131

			3,551,021

Total Foreign Agency Obligations — 5.3% (Cost: $6,849,319)			5,398,482

Security		Par (000)	Value

Foreign Government Obligations — 73.2%

Angola — 5.8%
Republic of Angola:
7.00%, 08/17/19	USD	695	$696,960
9.50%, 11/12/25		985	1,035,481
8.25%, 05/09/28		1,343	1,265,777
9.38%, 05/08/48		3,082	2,889,375

			5,887,593

Argentina — 4.0%
Province of Salta Argentina, 9.13%, 07/07/24(a)		536	415,400
Provincia de Buenos Aires:
10.88%, 01/26/21		200	196,500
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.83%), 54.46%, 05/31/22(b)	ARS	3,927	92,773
6.50%, 02/15/23	USD	280	229,600
9.13%, 03/16/24(a)		668	553,081
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.75%), 54.69%, 04/12/25(a)(b)	ARS	14,851	332,206
9.63%, 04/18/28	USD	227	185,572
Republic of Argentina:
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 0.00%), 59.38%, 06/21/20(b)	ARS	16,523	466,776
6.25%, 11/09/47	EUR	678	561,251
6.88%, 01/11/48	USD	1,117	774,919
7.13%, 06/28/2117		295	210,925

			4,019,003

Belarus — 2.8%
Republic of Belarus(a):
7.63%, 06/29/27		1,544	1,576,810
6.20%, 02/28/30		1,371	1,254,465

			2,831,275

Costa Rica — 1.7%
Republic of Costa Rica, 7.16%, 03/12/45		1,970	1,687,797

Croatia — 0.5%
Republic of Croatia, 6.75%, 11/05/19		493	505,325

Czech Republic — 11.5%
Republic of Czech:
0.00%, 02/10/20	CZK	30,780	1,344,707
3.75%, 09/12/20		56,240	2,598,339
0.75%, 02/23/21		53,190	2,315,981
3.85%, 09/29/21		12,240	578,512
4.70%, 09/12/22		40,960	2,020,715
0.45%, 10/25/23		48,870	2,044,636
2.50%, 08/25/28		15,800	740,638

			11,643,528

Dominican Republic — 0.7%
Dominican Republic:
6.85%, 01/27/45	USD	152	149,150
6.50%, 02/15/48		625	589,062

			738,212

Egypt — 4.1%
Arab Republic of Egypt:
14.85%, 04/10/23	EGP	12,015	610,723
8.50%, 01/31/47(a)	USD	1,491	1,343,764
7.90%, 02/21/48		2,563	2,204,180

			4,158,667

El Salvador — 0.7%
Republic of El Salvador:
7.38%, 12/01/19		531	531,826
6.38%, 01/18/27		216	198,180

			730,006

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Gabon — 3.5%
Gabonese Republic:
6.38%, 12/12/24	USD	1,162	$1,040,261
6.95%, 06/16/25		2,822	2,522,163

			3,562,424

Ghana — 2.2%
Republic of Ghana:
16.50%, 02/17/20	GHS	920	181,371
8.13%, 01/18/26	USD	531	507,105
7.63%, 05/16/29(a)		226	201,987
8.63%, 06/16/49(a)		1,541	1,336,818

			2,227,281

Hungary — 10.3%
Republic of Hungary:
3.50%, 06/24/20	HUF	123,730	460,440
1.00%, 09/23/20		562,790	2,023,188
7.50%, 11/12/20		614,960	2,474,979
0.50%, 04/21/21		502,480	1,762,893
2.50%, 10/27/21		342,350	1,265,979
7.00%, 06/24/22		120,430	507,262
1.75%, 10/26/22		162,760	582,772
3.00%, 10/27/27		327,010	1,164,304
6.75%, 10/22/28		49,050	228,199

			10,470,016

Indonesia — 0.2%
Republic of Indonesia, 5.35%, 02/11/49	USD	200	205,509

Iraq — 1.8%
Republic of Iraq:
6.75%, 03/09/23		792	752,400
5.80%, 01/15/28		1,229	1,098,419

			1,850,819

Mexico — 1.9%
United Mexican States:
4.60%, 02/10/48		200	177,750
5.75%, 10/12/2110		912	856,140
4.00%, 03/15/2115	EUR	938	940,374

			1,974,264

Mozambique — 0.4%
Republic of Mozambique, 10.50%, 01/18/23(d)(e)	USD	383	358,105

Nigeria — 7.1%
Federal Republic of Nigeria:
0.00%, 01/17/19	NGN	432,461	1,182,718
14.50%, 07/15/21		411,810	1,107,868
16.29%, 03/17/27		80,423	228,090
6.50%, 11/28/27	USD	229	202,379
13.98%, 02/23/28	NGN	44,717	115,169
7.88%, 02/16/32(a)	USD	866	786,978
7.88%, 02/16/32		2,375	2,158,281
7.63%, 11/28/47(a)		1,761	1,481,441

			7,262,924

Oman — 2.6%
Oman Government International Bond:
5.63%, 01/17/28		601	528,129
6.50%, 03/08/47		200	160,750
6.75%, 01/17/48(a)		2,372	1,950,970

			2,639,849

Poland — 1.7%
Republic of Poland:
5.75%, 09/23/22	PLN	3,753	1,139,544
2.75%, 04/25/28		2,134	565,953

			1,705,497

Security		Par (000)	Value

Qatar — 0.2%
State of Qatar, 5.10%, 04/23/48	USD	200	$209,750

Saudi Arabia — 1.4%
Kingdom of Saudi Arabia, 5.00%, 04/17/49		1,503	1,444,759

South Africa — 0.5%
Republic of South Africa:
4.30%, 10/12/28		231	205,301
5.00%, 10/12/46		400	336,500

			541,801

Turkey — 0.5%
Republic of Turkey, 7.25%, 12/23/23		447	458,175

Ukraine — 5.8%
Republic of Ukraine:
7.75%, 09/01/19		360	356,400
7.75%, 09/01/20		319	308,234
7.75%, 09/01/24		1,400	1,228,500
7.75%, 09/01/25		216	186,840
7.75%, 09/01/27		628	531,445
7.38%, 09/25/32(a)		2,294	1,823,730
Ukraine Treasury Bonds:
7.75%, 09/01/26		200	170,500
9.75%, 11/01/28(a)		1,405	1,317,187

			5,922,836

Uruguay — 0.8%
Oriental Republic of Uruguay, 9.88%, 06/20/22(a)	UYU	26,000	792,083

Venezuela — 0.3%
Bolivarian Republic of Venezuela, 11.95%, 08/05/31(d)(e)	USD	1,328	304,631

Zambia — 0.2%
Republic of Zambia, 5.38%, 09/20/22		278	199,117

Total Foreign Government Obligations — 73.2% (Cost: $79,168,123)			74,331,246

Total Long-Term Investments — 89.4% (Cost: $97,618,561)			90,837,261

Short-Term Securities — 8.4%

Foreign Government Obligations — 5.3%(f)

Argentina — 1.0%
Republic of Argentina Treasury Bills, (0.31)%, 05/31/19	ARS	34,400	996,559

Egypt — 3.8%
Arab Republic of Egypt Treasury Bills:
19.16%, 02/05/19	EGP	19,800	1,087,916
19.10%, 02/19/19		6,550	357,317
19.49%, 04/02/19		14,225	757,285
19.68%, 05/07/19		29,725	1,511,711
19.80%, 05/21/19		4,200	218,244

			3,932,473

Zambia — 0.5%
Republic of Zambia Treasury Bills, 13.52%, 01/21/19	ZMW	6,320	526,010

Total Foreign Government Obligations — 5.3% (Cost: $5,562,211)			5,455,042

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2018	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Time Deposits — 3.1%

Australia — 0.0%
Brown Brothers Harriman & Co., 0.83%, 01/02/19	AUD	1	$428

Canada — 0.0%
Brown Brothers Harriman & Co., 0.84%, 01/02/19	CAD	2	1,353

Europe — 0.1%
Citibank NA, (0.57)%, 01/02/19	EUR	110	126,377

New Zealand — 0.0%
Brown Brothers Harriman & Co., 0.10%, 01/03/19	NZD	1	736

Norway — 0.0%
Brown Brothers Harriman & Co., 0.24%, 01/02/19	NOK	25	2,858

South Africa — 0.0%
Brown Brothers Harriman & Co., 4.84%, 01/02/19	ZAR	129	8,952

Switzerland — 0.0%
Brown Brothers Harriman & Co., (1.45)%, 01/03/19	CHF	5	4,984

United Kingdom — 0.2%
Citibank NA, 0.37%, 01/02/19	GBP	140	178,516

Security		Par (000)	Value

United States — 2.8%
National Australia Bank, Melbourne, 2.42%, 01/02/19	USD	2,777	$2,776,931

Total Time Deposits — 3.1% (Cost: $3,101,135)			3,101,135

Total Short-Term Securities — 8.4% (Cost: $8,663,346)			8,556,177

Total Options Purchased — 0.2% (Cost: $279,614)			208,761

Total Investments Before Options Written — 98.0% (Cost: $106,561,521)			99,602,199

Total Options Written — (0.0)% (Premiums Received — $83,929)			(52,077)

Total Investments Net of Options Written — 98.0% (Cost: $106,477,592)			99,550,122

Other Assets Less Liabilities — 2.0%			2,014,112

Net Assets — 100.0%			$101,564,234

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)	Rates are discount rates or a range of discount rates as of period end.
(g)

During the year ended December 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons	Shares Held at 12/31/17	Shares Purchased	Shares Sold	Shares Held at 12/31/18	Value at 12/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
iShares J.P. Morgan EM Local Currency Bond ETF	—	133,580	(88,698)	44,882	$1,933,517	$66,836	$108,616	$35,457

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
Euro-BTP	37	03/07/19	$5,419	$(188,225)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,808,673	EUR	2,442,197	Citibank NA	01/14/19	$7,907
ARS	6,990,000	USD	174,206	Goldman Sachs International	01/17/19	7,661
AUD	124,920	USD	88,013	BNP Paribas SA	01/17/19	1
BRL	560,944	USD	143,072	BNP Paribas SA	01/17/19	1,514
BRL	593,350	USD	152,650	Citibank NA	01/17/19	289

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	11,058,935	USD	2,830,544	Goldman Sachs International	01/17/19	$19,952
BRL	5,555,784	USD	1,411,889	JPMorgan Chase Bank NA	01/17/19	20,142
BRL	4,421,557	USD	1,132,281	Standard Chartered Bank	01/17/19	7,397
COP	3,718,642,814	USD	1,134,424	Citibank NA	01/17/19	9,791
EUR	1,891,982	USD	2,164,891	Goldman Sachs International	01/17/19	5,469
EUR	2,619,532	USD	2,985,978	HSBC Bank plc	01/17/19	18,980
EUR	2,485,598	USD	2,849,487	JPMorgan Chase Bank NA	01/17/19	1,830
EUR	326,510	USD	370,287	Royal Bank of Scotland	01/17/19	4,264
EUR	347,777	USD	396,981	Toronto Dominion Bank	01/17/19	1,967
EUR	1,648,937	USD	1,880,827	Westpac Banking Corp.	01/17/19	10,727
HUF	362,399,653	USD	1,293,176	Bank of America NA	01/17/19	1,431
HUF	809,675,576	USD	2,862,597	Bank of New York	01/17/19	29,821
HUF	263,715,000	USD	934,961	Barclays Bank plc	01/17/19	7,113
HUF	867,568,907	USD	3,089,087	BNP Paribas SA	01/17/19	10,144
HUF	396,528,031	USD	1,416,371	Citibank NA	01/17/19	153
HUF	1,817,830,000	USD	6,445,804	Citibank NA	01/17/19	48,063
HUF	426,995,000	USD	1,524,095	Deutsche Bank AG	01/17/19	1,267
HUF	263,713,114	USD	936,235	Goldman Sachs International	01/17/19	5,832
HUF	516,797,333	USD	1,820,250	HSBC Bank plc	01/17/19	25,914
HUF	355,448,207	USD	1,267,756	JPMorgan Chase Bank NA	01/17/19	2,018
HUF	1,104,335,741	USD	3,899,766	Morgan Stanley & Co. International plc	01/17/19	45,272
HUF	425,750,010	USD	1,511,623	Standard Chartered Bank	01/17/19	9,292
HUF	322,322,439	USD	1,148,158	State Street Bank & Trust Co.	01/17/19	3,280
HUF	394,550,000	USD	1,399,508	Toronto Dominion Bank	01/17/19	9,951
IDR	19,852,343,666	USD	1,367,241	Standard Chartered Bank	01/17/19	8,467
INR	79,045,000	USD	1,121,849	Goldman Sachs International	01/17/19	13,672
INR	411,897,436	USD	5,877,113	JPMorgan Chase Bank NA	01/17/19	40,002
INR	74,128,586	USD	1,043,330	Standard Chartered Bank	01/17/19	21,565
JPY	2,960,000	USD	26,264	Bank of America NA	01/17/19	774
JPY	127,564,115	USD	1,128,497	Bank of New York	01/17/19	36,752
JPY	89,632,410	USD	806,018	Barclays Bank plc	01/17/19	12,739
JPY	5,702,532	USD	50,807	Deutsche Bank AG	01/17/19	1,283
JPY	532,726,826	USD	4,749,266	Goldman Sachs International	01/17/19	116,986
JPY	638,066,275	USD	5,706,344	HSBC Bank plc	01/17/19	122,144
JPY	229,401,159	USD	2,048,026	JPMorgan Chase Bank NA	01/17/19	47,464
JPY	549,306,434	USD	4,924,090	Morgan Stanley & Co. International plc	01/17/19	93,611
JPY	3,470,000	USD	31,333	Standard Chartered Bank	01/17/19	365
KRW	2,373,816,597	USD	2,120,236	BNP Paribas SA	01/17/19	12,175
KRW	1,452,176,641	USD	1,291,739	Goldman Sachs International	01/17/19	12,759
KRW	153,826,276	USD	135,947	JPMorgan Chase Bank NA	01/17/19	2,236
KRW	1,464,740,426	USD	1,307,659	Royal Bank of Scotland	01/17/19	8,124
KRW	6,978,189,345	USD	6,246,984	Standard Chartered Bank	01/17/19	21,558
MXN	6,411,765	USD	320,745	Bank of America NA	01/17/19	4,830
MXN	24,579,669	USD	1,224,929	Barclays Bank plc	01/17/19	23,174
MXN	6,594,835	USD	321,676	BNP Paribas SA	01/17/19	13,196
MXN	56,050,897	USD	2,786,988	Citibank NA	01/17/19	59,155
MXN	260,000	USD	12,872	Credit Suisse International	01/17/19	331
MXN	26,685,921	USD	1,319,558	Goldman Sachs International	01/17/19	35,497
MXN	19,918,153	USD	974,008	JPMorgan Chase Bank NA	01/17/19	37,393
MXN	111,725,100	USD	5,513,467	Morgan Stanley & Co. International plc	01/17/19	159,693
MXN	36,812,047	USD	1,811,696	Royal Bank of Scotland	01/17/19	57,541
MXN	41,883,264	USD	2,047,942	UBS AG	01/17/19	78,799
MYR	311,465	USD	74,440	Barclays Bank plc	01/17/19	912
MYR	6,654,127	USD	1,599,447	Goldman Sachs International	01/17/19	10,374
MYR	5,935,995	USD	1,435,202	UBS AG	01/17/19	882
NZD	1,905,572	USD	1,278,060	Morgan Stanley & Co. International plc	01/17/19	1,297
PHP	209,655,911	USD	3,986,991	UBS AG	01/17/19	4,290
PLN	615,179	USD	163,699	Bank of America NA	01/17/19	722
PLN	3,077,001	USD	818,537	Barclays Bank plc	01/17/19	3,860
PLN	18,331,998	USD	4,884,713	BNP Paribas SA	01/17/19	14,917
PLN	4,950,000	USD	1,314,297	Citibank NA	01/17/19	8,700
PLN	4,830,047	USD	1,286,539	Credit Suisse International	01/17/19	4,397

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2018	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
PLN	3,407,820	USD	905,325	HSBC Bank plc	01/17/19	$5,490
PLN	614,664	USD	163,704	JPMorgan Chase Bank NA	01/17/19	579
PLN	11,272,148	USD	3,002,303	State Street Bank & Trust Co.	01/17/19	10,427
RON	34,667	USD	8,470	Goldman Sachs International	01/17/19	61
THB	183,125,672	USD	5,603,416	HSBC Bank plc	01/17/19	21,427
THB	47,344,807	USD	1,450,071	Standard Chartered Bank	01/17/19	4,161
TRY	853,822	USD	157,100	BNP Paribas SA	01/17/19	2,911
TRY	1,940,000	USD	361,256	Deutsche Bank AG	01/17/19	2,311
TRY	1,723,748	USD	316,213	Goldman Sachs International	01/17/19	6,828
TRY	9,428,657	USD	1,729,553	HSBC Bank plc	01/17/19	37,433
TRY	3,888,430	USD	710,277	Morgan Stanley & Co. International plc	01/17/19	18,438
TRY	3,346,178	USD	616,555	Royal Bank of Scotland	01/17/19	10,539
TRY	12,342,685	USD	2,264,980	UBS AG	01/17/19	48,113
USD	2,826,619	AUD	3,862,921	Bank of America NA	01/17/19	104,954
USD	5,857,848	AUD	8,153,418	HSBC Bank plc	01/17/19	113,263
USD	12,041,996	AUD	16,786,686	Morgan Stanley & Co. International plc	01/17/19	214,742
USD	228,675	AUD	322,423	Standard Chartered Bank	01/17/19	1,508
USD	1,616,183	AUD	2,258,292	Toronto Dominion Bank	01/17/19	25,077
USD	2,795,890	BRL	10,792,134	Bank of America NA	01/17/19	14,163
USD	1,390,146	BRL	5,367,911	Goldman Sachs International	01/17/19	6,540
USD	2,364,891	BRL	9,080,000	JPMorgan Chase Bank NA	01/17/19	24,476
USD	4,055,792	BRL	15,644,510	Standard Chartered Bank	01/17/19	23,342
USD	7,157,768	CAD	9,489,875	BNP Paribas SA	01/17/19	203,798
USD	211,291	CAD	282,591	Goldman Sachs International	01/17/19	4,214
USD	1,874,038	CAD	2,510,327	HSBC Bank plc	01/17/19	34,526
USD	4,112,375	CAD	5,420,498	JPMorgan Chase Bank NA	01/17/19	140,354
USD	587,523	CLP	398,223,420	Bank of America NA	01/17/19	13,539
USD	88,354	CLP	59,811,061	Citibank NA	01/17/19	2,144
USD	2,665,154	CLP	1,828,011,429	JPMorgan Chase Bank NA	01/17/19	30,327
USD	953,595	COP	3,025,756,172	Citibank NA	01/17/19	22,579
USD	3,047,045	COP	9,686,919,922	Credit Suisse International	01/17/19	66,408
USD	1,286,973	COP	4,172,365,963	JPMorgan Chase Bank NA	01/17/19	3,148
USD	4,302,506	COP	13,971,098,840	Royal Bank of Scotland	01/17/19	3,641
USD	1,279,014	COP	4,124,820,310	UBS AG	01/17/19	9,819
USD	2,317,744	CZK	51,884,795	Deutsche Bank AG	01/17/19	6,784
USD	4,339,632	CZK	96,812,777	Goldman Sachs International	01/17/19	27,568
USD	2,216,078	CZK	49,216,662	JPMorgan Chase Bank NA	01/17/19	23,957
USD	2,855,213	CZK	63,811,146	Morgan Stanley & Co. International plc	01/17/19	13,049
USD	27,940	GBP	21,814	Bank of America NA	01/17/19	116
USD	179,414	GBP	140,000	Toronto Dominion Bank	01/17/19	842
USD	1,448,547	HUF	403,501,290	Goldman Sachs International	01/17/19	7,112
USD	6,371,248	HUF	1,762,791,206	HSBC Bank plc	01/17/19	73,997
USD	2,312,944	HUF	647,069,540	JPMorgan Chase Bank NA	01/17/19	1,406
USD	2,995,404	HUF	837,125,629	Morgan Stanley & Co. International plc	01/17/19	4,925
USD	581,478	HUF	162,321,713	State Street Bank & Trust Co.	01/17/19	1,613
USD	1,126,652	IDR	16,206,892,471	Deutsche Bank AG	01/17/19	3,563
USD	168,875	KZT	63,201,450	JPMorgan Chase Bank NA	01/17/19	4,515
USD	1,073,484	NZD	1,595,678	Goldman Sachs International	01/17/19	2,183
USD	7,427,610	NZD	10,866,166	HSBC Bank plc	01/17/19	132,320
USD	2,360,745	NZD	3,439,216	Morgan Stanley & Co. International plc	01/17/19	51,736
USD	155,412	NZD	226,248	Royal Bank of Scotland	01/17/19	3,514
USD	1,276,509	NZD	1,873,764	Toronto Dominion Bank	01/17/19	18,508
USD	2,835,097	NZD	4,116,497	Westpac Banking Corp.	01/17/19	71,377
USD	552,737	PHP	29,022,029	Standard Chartered Bank	01/17/19	237
USD	2,723,108	RUB	183,646,613	Bank of America NA	01/17/19	92,733
USD	7,595,357	RUB	506,165,925	Barclays Bank plc	01/17/19	345,529
USD	2,561,841	RUB	175,107,796	Goldman Sachs International	01/17/19	53,768
USD	4,397,569	RUB	296,213,449	JPMorgan Chase Bank NA	01/17/19	154,896
USD	519,855	TRY	2,770,442	BNP Paribas SA	01/17/19	658
USD	923,135	ZAR	13,021,372	Bank of America NA	01/17/19	19,620
USD	1,286,863	ZAR	17,980,769	Barclays Bank plc	01/17/19	39,229
USD	32,206	ZAR	463,302	BNP Paribas SA	01/17/19	59

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,982,872	ZAR	56,761,231	Citibank NA	01/17/19	$44,372
USD	98,103	ZAR	1,386,348	Deutsche Bank AG	01/17/19	1,908
USD	874,819	ZAR	12,018,005	JPMorgan Chase Bank NA	01/17/19	40,924
USD	541,041	ZAR	7,767,440	Standard Chartered Bank	01/17/19	2,080
USD	603,182	ZAR	8,296,705	Toronto Dominion Bank	01/17/19	27,497
USD	778,359	ZAR	11,188,374	UBS AG	01/17/19	2,030
ZAR	18,525,983	USD	1,280,745	Citibank NA	01/17/19	4,720
ZAR	699,231	USD	48,416	State Street Bank & Trust Co.	01/17/19	102
TRY	3,180,732	USD	585,328	Citibank NA	01/28/19	6,704
TRY	3,554,622	USD	650,256	JPMorgan Chase Bank NA	01/28/19	11,369
TRY	6,309,051	USD	1,162,051	Royal Bank of Scotland	01/28/19	12,257
TRY	3,774,581	USD	701,360	Toronto Dominion Bank	01/28/19	1,205
TRY	9,489,266	USD	1,752,298	UBS AG	01/28/19	13,947
CHF	850,183	USD	858,281	HSBC Bank plc	01/29/19	8,863
EUR	3,303,627	USD	3,781,777	Goldman Sachs International	01/29/19	12,068
EUR	216,239	USD	247,874	Morgan Stanley & Co. International plc	01/29/19	452
EUR	605,000	USD	690,966	UBS AG	01/29/19	3,809
CHF	1,398,921	USD	1,440,078	HSBC Bank plc	06/04/19	4,468
EUR	167,194	USD	193,647	Bank of America NA	06/04/19	441
EUR	1,274,359	USD	1,473,962	Barclays Bank plc	06/04/19	5,389
EUR	3,204,026	USD	3,710,871	Citibank NA	06/04/19	8,551
EUR	2,378,686	USD	2,757,306	JPMorgan Chase Bank NA	06/04/19	4,012
EUR	2,007,879	USD	2,322,634	Morgan Stanley & Co. International plc	06/04/19	8,230

						4,022,570

EUR	2,216,405	USD	2,549,409	HSBC Bank plc	01/14/19	(7,586)
AUD	5,331,439	USD	3,824,717	Bank of America NA	01/17/19	(68,390)
AUD	1,613,834	USD	1,166,132	Deutsche Bank AG	01/17/19	(29,087)
AUD	349,655	USD	252,634	Goldman Sachs International	01/17/19	(6,280)
AUD	4,028,671	USD	2,967,791	HSBC Bank plc	01/17/19	(129,345)
AUD	12,458,662	USD	9,037,369	JPMorgan Chase Bank NA	01/17/19	(259,476)
AUD	165,871	USD	119,152	Toronto Dominion Bank	01/17/19	(2,286)
BRL	5,517,839	USD	1,429,862	Bank of America NA	01/17/19	(7,612)
BRL	12,640,000	USD	3,294,240	Goldman Sachs International	01/17/19	(36,217)
BRL	5,527,608	USD	1,433,880	JPMorgan Chase Bank NA	01/17/19	(9,112)
BRL	12,644,073	USD	3,297,880	Standard Chartered Bank	01/17/19	(38,807)
CAD	1,516,465	USD	1,140,791	Deutsche Bank AG	01/17/19	(29,559)
CAD	4,496,272	USD	3,388,756	Goldman Sachs International	01/17/19	(93,987)
CAD	2,829,042	USD	2,149,627	Morgan Stanley & Co. International plc	01/17/19	(76,568)
CAD	1,949,289	USD	1,454,424	Toronto Dominion Bank	01/17/19	(26,028)
CLP	978,399,858	USD	1,472,385	JPMorgan Chase Bank NA	01/17/19	(62,157)
CLP	2,852,219,958	USD	4,264,683	Royal Bank of Scotland	01/17/19	(153,601)
CNY	39,383,694	USD	5,760,377	JPMorgan Chase Bank NA	01/17/19	(26,267)
COP	4,592,207,081	USD	1,435,065	Citibank NA	01/17/19	(22,056)
COP	9,437,766,465	USD	2,976,054	Goldman Sachs International	01/17/19	(72,081)
COP	4,497,120,000	USD	1,421,879	Royal Bank of Scotland	01/17/19	(38,129)
COP	4,497,117,364	USD	1,424,942	Standard Chartered Bank	01/17/19	(41,193)
HUF	386,684,063	USD	1,386,064	Bank of America NA	01/17/19	(4,705)
HUF	1,338,163,011	USD	4,784,185	BNP Paribas SA	01/17/19	(3,842)
HUF	404,815,989	USD	1,456,120	Goldman Sachs International	01/17/19	(9,989)
HUF	404,815,000	USD	1,454,704	Royal Bank of Scotland	01/17/19	(8,576)
HUF	404,815,494	USD	1,453,635	State Street Bank & Trust Co.	01/17/19	(7,505)
HUF	386,684,063	USD	1,384,866	Toronto Dominion Bank	01/17/19	(3,507)
IDR	90,896,783,034	USD	6,332,064	Deutsche Bank AG	01/17/19	(33,190)
KZT	604,336,006	USD	1,611,993	Royal Bank of Scotland	01/17/19	(40,374)
MYR	6,402,356	USD	1,550,293	Barclays Bank plc	01/17/19	(1,383)
NZD	4,124,016	USD	2,855,156	Goldman Sachs International	01/17/19	(86,388)
NZD	8,370,073	USD	5,761,573	HSBC Bank plc	01/17/19	(142,101)
NZD	1,873,586	USD	1,261,860	Morgan Stanley & Co. International plc	01/17/19	(3,978)
NZD	161,049	USD	109,562	Toronto Dominion Bank	01/17/19	(1,437)
PLN	4,879,747	USD	1,307,577	BNP Paribas SA	01/17/19	(3,357)
RUB	381,492,290	USD	5,701,370	Bank of America NA	01/17/19	(237,246)
RUB	175,438,844	USD	2,631,240	Barclays Bank plc	01/17/19	(118,425)
RUB	243,080,529	USD	3,645,529	Goldman Sachs International	01/17/19	(163,881)

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) December 31, 2018	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
RUB	99,540,000	USD	1,498,419	JPMorgan Chase Bank NA	01/17/19	$(72,705)
TRY	41,748,948	USD	7,876,120	Citibank NA	01/17/19	(52,119)
USD	2,856,757	BRL	11,138,496	Bank of America NA	01/17/19	(14,246)
USD	2,397,222	BRL	9,365,631	Goldman Sachs International	01/17/19	(16,816)
USD	3,018,484	BRL	11,773,356	Standard Chartered Bank	01/17/19	(16,156)
USD	209,793	CHF	206,838	Goldman Sachs International	01/17/19	(926)
USD	194,232	CHF	193,103	Nomura International plc	01/17/19	(2,494)
USD	151,400	CHF	149,648	State Street Bank & Trust Co.	01/17/19	(1,056)
USD	83,559	CHF	82,774	UBS AG	01/17/19	(768)
USD	1,052,542	CLP	730,253,564	JPMorgan Chase Bank NA	01/17/19	(18)
USD	1,660,019	CNY	11,529,188	Goldman Sachs International	01/17/19	(18,584)
USD	107,507	CNY	739,647	JPMorgan Chase Bank NA	01/17/19	(183)
USD	1,266,148	COP	4,136,506,187	Bank of America NA	01/17/19	(6,642)
USD	1,399,842	COP	4,552,286,218	Royal Bank of Scotland	01/17/19	(883)
USD	53,828	CZK	1,220,000	JPMorgan Chase Bank NA	01/17/19	(511)
USD	996,974	EUR	873,565	Goldman Sachs International	01/17/19	(5,124)
USD	1,633,644	EUR	1,430,000	HSBC Bank plc	01/17/19	(6,760)
USD	2,948,183	EUR	2,580,487	JPMorgan Chase Bank NA	01/17/19	(11,985)
USD	4,108,018	EUR	3,607,612	Morgan Stanley & Co. International plc	01/17/19	(30,401)
USD	844,339	EUR	741,720	Royal Bank of Scotland	01/17/19	(6,514)
USD	181,141	EUR	160,000	Standard Chartered Bank	01/17/19	(2,401)
USD	1,139,104	EUR	997,243	State Street Bank & Trust Co.	01/17/19	(4,869)
USD	3,721,203	HUF	1,047,613,414	Bank of America NA	01/17/19	(21,206)
USD	2,991,660	HUF	850,315,861	Barclays Bank plc	01/17/19	(45,939)
USD	8,251,905	HUF	2,344,486,010	BNP Paribas SA	01/17/19	(123,347)
USD	1,483,332	HUF	417,740,551	Deutsche Bank AG	01/17/19	(8,970)
USD	3,761,169	HUF	1,069,231,027	Goldman Sachs International	01/17/19	(58,465)
USD	257,801	HUF	72,500,000	HSBC Bank plc	01/17/19	(1,192)
USD	3,234,369	HUF	915,394,233	JPMorgan Chase Bank NA	01/17/19	(35,710)
USD	1,464,206	HUF	417,708,689	Morgan Stanley & Co. International plc	01/17/19	(27,982)
USD	1,414,901	HUF	403,954,236	State Street Bank & Trust Co.	01/17/19	(28,152)
USD	7,674,635	HUF	2,178,445,084	Toronto Dominion Bank	01/17/19	(107,464)
USD	1,839,224	IDR	26,891,383,690	Goldman Sachs International	01/17/19	(24,268)
USD	1,402,827	IDR	20,628,573,101	Standard Chartered Bank	01/17/19	(26,671)
USD	109,773	INR	7,645,694	Citibank NA	01/17/19	(62)
USD	598,848	INR	42,925,400	Goldman Sachs International	01/17/19	(17,797)
USD	127,405	INR	9,153,845	Royal Bank of Scotland	01/17/19	(4,094)
USD	1,906,349	INR	136,782,362	Standard Chartered Bank	01/17/19	(58,599)
USD	2,550,631	JPY	280,768,384	Citibank NA	01/17/19	(14,079)
USD	2,454,450	JPY	277,127,138	Goldman Sachs International	01/17/19	(76,999)
USD	3,384,760	JPY	374,882,512	HSBC Bank plc	01/17/19	(39,646)
USD	2,083,978	JPY	235,463,295	Morgan Stanley & Co. International plc	01/17/19	(66,888)
USD	4,550,858	JPY	513,314,668	Royal Bank of Scotland	01/17/19	(138,073)
USD	1,282,160	JPY	144,882,296	Toronto Dominion Bank	01/17/19	(41,283)
USD	2,719,045	KRW	3,077,958,815	Goldman Sachs International	01/17/19	(45,901)
USD	5,524,290	KRW	6,231,978,229	JPMorgan Chase Bank NA	01/17/19	(73,927)
USD	1,495,875	KRW	1,672,986,844	Standard Chartered Bank	01/17/19	(6,977)
USD	601,426	MXN	12,280,432	Deutsche Bank AG	01/17/19	(22,148)
USD	92,198	MXN	1,821,673	Goldman Sachs International	01/17/19	(302)
USD	1,407,171	MXN	28,796,271	HSBC Bank plc	01/17/19	(55,042)
USD	8,278,966	MXN	168,717,358	JPMorgan Chase Bank NA	01/17/19	(288,139)
USD	1,309,605	MXN	26,952,447	Morgan Stanley & Co. International plc	01/17/19	(58,983)
USD	809,232	MXN	16,492,643	Royal Bank of Scotland	01/17/19	(28,229)
USD	5,739,421	MYR	24,018,926	Goldman Sachs International	01/17/19	(71,433)
USD	1,414,868	MYR	5,900,000	UBS AG	01/17/19	(12,508)
USD	1,279,824	PHP	68,315,851	Goldman Sachs International	01/17/19	(20,725)
USD	1,973,031	PHP	104,009,032	JPMorgan Chase Bank NA	01/17/19	(7,020)
USD	1,414,583	PHP	74,944,626	Standard Chartered Bank	01/17/19	(12,159)
USD	169,630	PLN	643,283	Barclays Bank plc	01/17/19	(2,302)
USD	6,833,479	PLN	25,788,564	BNP Paribas SA	01/17/19	(59,082)
USD	409,806	PLN	1,553,473	Credit Suisse International	01/17/19	(5,394)
USD	50,541	PLN	190,000	Goldman Sachs International	01/17/19	(241)
USD	1,408,359	PLN	5,323,200	Morgan Stanley & Co. International plc	01/17/19	(14,384)

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,696,485	PLN	6,390,000	Toronto Dominion Bank	01/17/19	$(11,383)
USD	4,449,358	THB	146,237,410	HSBC Bank plc	01/17/19	(42,434)
USD	103,011	TRY	561,412	BNP Paribas SA	01/17/19	(2,201)
USD	1,938,658	TRY	10,633,747	Citibank NA	01/17/19	(54,169)
USD	1,313,076	TRY	7,206,055	Goldman Sachs International	01/17/19	(37,380)
USD	331,930	TRY	1,813,961	JPMorgan Chase Bank NA	01/17/19	(8,017)
USD	808,485	TRY	4,442,336	Morgan Stanley & Co. International plc	01/17/19	(24,035)
USD	138,014	TRY	755,601	Northern Trust Co.	01/17/19	(3,590)
USD	2,408,630	TRY	13,210,039	Royal Bank of Scotland	01/17/19	(67,009)
USD	185,301	TRY	1,033,477	Standard Chartered Bank	01/17/19	(8,379)
USD	564,094	TRY	3,071,774	Toronto Dominion Bank	01/17/19	(11,575)
USD	3,022,083	TRY	16,687,778	UBS AG	01/17/19	(105,307)
USD	1,380,981	ZAR	19,921,762	Bank of America NA	01/17/19	(1,333)
USD	1,564,647	ZAR	22,610,869	BNP Paribas SA	01/17/19	(4,257)
USD	1,904,398	ZAR	27,495,889	Citibank NA	01/17/19	(3,463)
USD	1,264,063	ZAR	18,252,435	JPMorgan Chase Bank NA	01/17/19	(2,422)
USD	2,621,235	ZAR	38,003,065	Toronto Dominion Bank	01/17/19	(15,689)
ZAR	9,183,564	USD	641,064	Bank of America NA	01/17/19	(3,843)
ZAR	9,185,000	USD	639,987	Citibank NA	01/17/19	(2,666)
ZAR	8,473,044	USD	596,355	Deutsche Bank AG	01/17/19	(8,435)
ZAR	161,840,365	USD	11,588,272	Goldman Sachs International	01/17/19	(358,630)
ZAR	18,674,527	USD	1,298,853	JPMorgan Chase Bank NA	01/17/19	(3,080)
ZAR	38,960,000	USD	2,714,293	Morgan Stanley & Co. International plc	01/17/19	(10,969)
ZAR	7,757,615	USD	548,077	Standard Chartered Bank	01/17/19	(9,798)
TRY	4,261,117	USD	793,334	Citibank NA	01/28/19	(209)
TRY	2,562,939	USD	478,794	Royal Bank of Scotland	01/28/19	(1,753)
TRY	5,743,568	USD	1,071,530	UBS AG	01/28/19	(2,475)
USD	1,378,922	TRY	7,509,331	Bank of America NA	01/28/19	(18,796)
USD	15,599	TRY	84,645	BNP Paribas SA	01/28/19	(157)
USD	326,302	TRY	1,772,356	Citibank NA	01/28/19	(3,588)
USD	99,589	TRY	541,204	Deutsche Bank AG	01/28/19	(1,145)
USD	775,708	TRY	4,210,355	UBS AG	01/28/19	(7,969)
USD	161,851	CHF	160,183	Goldman Sachs International	01/29/19	(1,528)
USD	697,569	CHF	690,000	UBS AG	01/29/19	(6,197)
USD	852,596	EUR	747,745	HSBC Bank plc	01/29/19	(6,105)
EUR	1,066,483	USD	1,241,288	Morgan Stanley & Co. International plc	06/04/19	(3,252)
USD	1,441,161	CHF	1,398,921	JPMorgan Chase Bank NA	06/04/19	(3,385)
USD	1,320,341	EUR	1,139,787	Goldman Sachs International	06/04/19	(2,791)
USD	1,436,906	EUR	1,238,899	HSBC Bank plc	06/04/19	(1,281)
USD	1,909,111	EUR	1,665,324	Toronto Dominion Bank	06/04/19	(24,095)

						(5,014,441)

	Net unrealized depreciation					$(991,871)

OTC Currency Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
EUR Currency	Citibank NA	01/10/19	USD	1.15	EUR	4,475	$14,846
USD Currency	JPMorgan Chase Bank NA	01/25/19	TRY	5.70	USD	2,840	14,980

							29,826

Put
EUR Currency	JPMorgan Chase Bank NA	01/22/19	CHF	1.12	EUR	4,600	20,096
EUR Currency	BNP Paribas SA	01/25/19	USD	1.12	EUR	2,505	2,706
EUR Currency	UBS AG	01/25/19	CHF	1.11	EUR	3,000	7,106
USD Currency	Goldman Sachs International	03/22/19	JPY	107.50	USD	5,850	62,315
EUR Currency	JPMorgan Chase Bank NA	05/31/19	CHF	1.10	EUR	4,975	44,303
EUR Currency	JPMorgan Chase Bank NA	05/31/19	USD	1.12	EUR	4,980	42,409

							178,935

							$208,761

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) December 31, 2018	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

OTC Currency Options Written

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
USD Currency	Citibank NA	01/25/19	TRY	5.35	USD	1,305	$(22,896)
USD Currency	BNP Paribas SA	02/07/19	PLN	3.73	USD	2,889	(29,181)

							$(52,077)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.31.V1	1.00%	Quarterly	12/20/23	USD	8,235	$(48,458)	$(95,888)	$47,430

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6 month EURIBOR	Semi-Annual	0.35%	Annual	11/16/23	EUR	7,740	$80,412	$—	$80,412
3 month LIBOR	Quarterly	3.08	Semi-Annual	11/19/23	USD	6,175	145,329	—	145,329
3 month LIBOR	Quarterly	2.96	Semi-Annual	12/03/23	USD	3,185	57,500	—	57,500
6 month EURIBOR	Semi-Annual	0.27	Annual	12/05/23	EUR	2,685	14,768	—	14,768
6 month EURIBOR	Semi-Annual	0.27	Annual	12/06/23	EUR	590	3,034	—	3,034
3 month LIBOR	Quarterly	2.86	Semi-Annual	12/10/23	USD	3,050	40,599	—	40,599
28 day MXIBTIIE	Monthly	9.17	Monthly	11/03/28	MXN	34,800	40,441	—	40,441
3 month LIBOR	Quarterly	3.21	Semi-Annual	11/15/28	USD	679	30,488	—	30,488
28 day MXIBTIIE	Monthly	8.96	Monthly	12/11/28	MXN	29,700	12,779	—	12,779
3 month LIBOR	Quarterly	2.90	Semi-Annual	12/19/28	USD	1,760	28,881	—	28,881
3 month LIBOR	Quarterly	2.87	Semi-Annual	12/20/28	USD	2,930	41,919	—	41,919
3 month JIBAR	Quarterly	8.22	Quarterly	12/21/28	ZAR	10,800	1,825	—	1,825
6 month EURIBOR	Semi-Annual	1.51	Annual	11/16/48	EUR	3,015	122,552	—	122,552
3 month LIBOR	Quarterly	3.08	Semi-Annual	12/06/48	USD	810	41,636	—	41,636
3.04%	Semi-Annual	3 month LIBOR	Quarterly	12/10/48	USD	4	(168)	(160)	(8)
6 month LIBOR	Semi-Annual	0.78	Semi-Annual	12/21/48	JPY	107,500	16,034	—	16,034
6 month LIBOR	Semi-Annual	0.78	Semi-Annual	12/21/48	JPY	107,500	16,172	—	16,172
3 month LIBOR	Quarterly	2.91	Semi-Annual	12/21/48	USD	1,493	21,596	—	21,596
3 month LIBOR	Quarterly	2.86	Semi-Annual	12/24/48	USD	1,235	4,561	—	4,561

							$720,358	$(160)	$720,518

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.EM.30.V1	1.00%	Quarterly	BNP Paribas SA	12/20/23	USD	920	$43,272	$40,434	$2,838
CDX.EM.30.V1	1.00	Quarterly	BNP Paribas SA	12/20/23	USD	910	42,803	39,822	2,981
CDX.EM.30.V1	1.00	Quarterly	BNP Paribas SA	12/20/23	USD	920	43,272	40,609	2,663
CDX.EM.30.V1	1.00	Quarterly	Citibank NA	12/20/23	USD	1,448	68,122	70,224	(2,102)
CDX.EM.30.V1	1.00	Quarterly	Citibank NA	12/20/23	USD	493	23,193	24,055	(862)
CDX.EM.30.V1	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	USD	816	38,362	38,977	(615)
CDX.EM.30.V1	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	USD	815	38,335	38,867	(532)
CDX.EM.30.V1	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	USD	816	38,381	38,915	(534)
CDX.EM.30.V1	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	USD	816	38,381	38,752	(371)
CDX.EM.30.V1	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	USD	816	38,381	38,671	(290)
CDX.EM.30.V1	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	USD	930	43,743	44,130	(387)

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.EM.30.V1	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	USD	929	$43,696	$43,814	$(118)
CDX.EM.30.V1	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	USD	930	43,743	43,322	421
CDX.EM.30.V1	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	USD	918	43,178	42,030	1,148
Federative Republic of Brazil	1.00	Quarterly	Citibank NA	12/20/23	USD	5,923	283,301	494,409	(211,108)
Republic of Colombia	1.00	Quarterly	Barclays Bank plc	12/20/23	USD	800	20,588	12,578	8,010
Republic of Colombia	1.00	Quarterly	Barclays Bank plc	12/20/23	USD	1,470	37,830	27,671	10,159
Republic of Colombia	1.00	Quarterly	Citibank NA	12/20/23	USD	1,258	32,375	26,257	6,118
United Mexican States	1.00	Quarterly	Barclays Bank plc	12/20/23	USD	442	11,010	3,378	7,632
United Mexican States	1.00	Quarterly	Barclays Bank plc	12/20/23	USD	147	3,661	1,123	2,538
United Mexican States	1.00	Quarterly	BNP Paribas SA	12/20/23	USD	135	3,365	1,293	2,072
United Mexican States	1.00	Quarterly	BNP Paribas SA	12/20/23	USD	135	3,363	1,024	2,339
United Mexican States	1.00	Quarterly	BNP Paribas SA	12/20/23	USD	790	19,678	16,092	3,586
United Mexican States	1.00	Quarterly	BNP Paribas SA	12/20/23	USD	135	3,363	1,084	2,279
United Mexican States	1.00	Quarterly	BNP Paribas SA	12/20/23	USD	135	3,363	1,084	2,279
United Mexican States	1.00	Quarterly	BNP Paribas SA	12/20/23	USD	135	3,363	1,084	2,279
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	4,739	118,027	41,577	76,450
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	132	3,288	708	2,580
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	133	3,313	773	2,540
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	150	3,736	905	2,831
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	144	3,587	1,069	2,518
United Mexican States	1.00	Quarterly	Deutsche Bank AG	12/20/23	USD	172	4,284	1,684	2,600
United Mexican States	1.00	Quarterly	Deutsche Bank AG	12/20/23	USD	172	4,284	1,684	2,600
United Mexican States	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	USD	300	7,472	5,892	1,580
United Mexican States	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	USD	407	10,137	7,993	2,144
United Mexican States	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	USD	804	20,029	17,266	2,763

							$1,190,279	$1,249,250	$(58,971)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Turkey	1.00%	Quarterly	Deutsche Bank AG	12/20/23	B+	USD	975	$(107,344)	$(131,441)	$24,097
Republic of Turkey	1.00	Quarterly	BNP Paribas SA	12/20/23	B+	USD	2,490	(274,104)	(333,852)	59,748
Argentine Republic	5.00	Quarterly	Barclays Bank plc	12/20/23	B	USD	2,124	(234,573)	(114,980)	(119,593)
Argentine Republic	5.00	Quarterly	Citibank NA	12/20/23	B	USD	338	(37,282)	(24,719)	(12,563)
Argentine Republic	5.00	Quarterly	Citibank NA	12/20/23	B	USD	338	(37,321)	(24,146)	(13,175)
Argentine Republic	5.00	Quarterly	Citibank NA	12/20/23	B	USD	169	(18,660)	(12,193)	(6,467)
Argentine Republic	5.00	Quarterly	Citibank NA	12/20/23	B	USD	346	(38,242)	(25,965)	(12,277)
Argentine Republic	5.00	Quarterly	Citibank NA	12/20/23	B	USD	337	(37,210)	(24,313)	(12,897)

								$(784,736)	$(691,609)	$(93,127)

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1 day BZDIOVER	At Termination	8.48%	At Termination	Bank of America NA	01/02/23	BRL	10,500	$7,347	$—	$7,347
1 day BZDIOVER	At Termination	9.11	At Termination	Bank of America NA	01/02/23	BRL	4,773	33,784	—	33,784
1 day BZDIOVER	At Termination	8.96	At Termination	JPMorgan Chase Bank NA	01/02/23	BRL	4,943	27,531	—	27,531

								$68,662	$—	$68,662

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) December 31, 2018	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.25%
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	8.41
3 month JIBAR	Johannesburg Interbank Average Rate	7.15
3 month LIBOR	London Interbank Offered Rate	2.81
6 month EURIBOR	Euro Interbank Offered Rate	(0.24)
6 month LIBOR	London Interbank Offered Rate	0.01

Balances reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$—	$(96,048)	$767,956	$(8)	$—
OTC Swaps	1,249,250	(691,609)	310,455	(393,891)	—
Options Written	N/A	N/A	31,852	—	(52,077)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$4,022,570	$—	$—	$4,022,570
Options purchased
Investments at value — unaffiliated(a)	—	—	—	208,761	—	—	208,761
Swaps — centrally cleared
Net unrealized appreciation(b)	—	47,430	—	—	720,526	—	767,956
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	1,491,043	—	—	68,662	—	1,559,705

	$—	$1,538,473	$—	$4,231,331	$789,188	$—	$6,558,992

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(b)	$—	$—	$—	$—	$188,225	$—	$188,225
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	5,014,441	—	—	5,014,441
Options written
Options written at value	—	—	—	52,077	—	—	52,077
Swaps — centrally cleared
Net unrealized depreciation(b)	—	—	—	—	8	—	8
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	1,085,500	—	—	—	—	1,085,500

	$—	$1,085,500	$—	$5,066,518	$188,233	$—	$6,340,251

(a)	Includes options purchased at value as reported in the Schedule of Investments.
(b)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$448,640	$—	$448,640
Forward foreign currency exchange contracts	—	—	—	(6,944,075)	—	—	(6,944,075)
Options purchased(a)	—	—	—	(338,743)	—	—	(338,743)
Options written	—	—	—	335,895	(36,666)	—	299,229
Swaps	—	505,905	—	—	1,123,877	—	1,629,782

	$—	$505,905	$—	$(6,946,923)	$1,535,851	$—	$(4,905,167)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(108,889)	$—	$(108,889)
Forward foreign currency exchange contracts	—	—	—	(1,409,178)	—	—	(1,409,178)
Options purchased(b)	—	—	—	(31,790)	—	—	(31,790)
Options written	—	—	—	31,852	—	—	31,852
Swaps	—	514,371	—	—	721,628	—	1,235,999

	$—	$514,371	$—	$(1,409,116)	$612,739	$—	$(282,006)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$21,215,105
Average notional value of contracts — short	6,876,674
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	186,630,514
Average amounts sold — in USD	204,027,586
Options:
Average value of option contracts purchased	275,115
Average value of option contracts written	13,019
Credit default swaps:
Average notional value — buy protection	48,366,107
Average notional value — sell protection	3,510,080
Interest rate swaps:
Average notional value — pays fixed rate	9,832,118
Average notional value — receives fixed rate	15,775,822

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$27
Forward foreign currency exchange contracts	4,022,570	5,014,441
Options(a)	208,761	52,077
Swaps — Centrally cleared	46,522	—
Swaps — OTC(b)	1,559,705	1,085,500

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$5,837,558	$6,152,045
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(46,522)	(27)

Total derivative assets and liabilities subject to an MNA	$5,791,036	$6,152,018

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) December 31, 2018	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(e)
Bank of America NA	$294,454	$(294,454)	$—	$—	$—
Bank of New York	66,573	—	—	—	66,573
Barclays Bank plc	511,034	(402,622)	—	—	108,412
BNP Paribas SA	487,669	(487,669)	—	—	—
Citibank NA	990,988	(558,094)	—	(432,894)	—
Credit Suisse International	71,136	(5,394)	—	—	65,742
Deutsche Bank AG	49,781	(49,781)	—	—	—
Goldman Sachs International	410,859	(410,859)	—	—	—
HSBC Bank plc	598,825	(431,492)	—	—	167,333
JPMorgan Chase Bank NA	1,147,052	(866,961)	—	(270,000)	10,091
Morgan Stanley & Co. International plc	611,445	(317,440)	—	—	294,005
Royal Bank of Scotland	99,880	(99,880)	—	—	—
Standard Chartered Bank	99,972	(99,972)	—	—	—
State Street Bank & Trust Co.	15,422	(15,422)	—	—	—
Toronto Dominion Bank	85,047	(85,047)	—	—	—
UBS AG	168,795	(135,224)	—	—	33,571
Westpac Banking Corp.	82,104	—	—	—	82,104

	$5,791,036	$(4,260,311)	$—	$(702,894)	$827,831

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d)(e)
Bank of America NA	$384,019	$(294,454)	$—	$—	$89,565
Barclays Bank plc	402,622	(402,622)	—	—	—
BNP Paribas SA	559,276	(487,669)	—	—	71,607
Citibank NA	558,094	(558,094)	—	—	—
Credit Suisse International	5,394	(5,394)	—	—	—
Deutsche Bank AG	263,975	(49,781)	—	—	214,194
Goldman Sachs International	1,226,733	(410,859)	—	—	815,874
HSBC Bank plc	431,492	(431,492)	—	—	—
JPMorgan Chase Bank NA	866,961	(866,961)	—	—	—
Morgan Stanley & Co. International plc	317,440	(317,440)	—	—	—
Nomura International plc	2,494	—	—	—	2,494
Northern Trust Co.	3,590	—	—	—	3,590
Royal Bank of Scotland	487,235	(99,880)	—	—	387,355
Standard Chartered Bank	221,140	(99,972)	—	—	121,168
State Street Bank & Trust Co.	41,582	(15,422)	—	—	26,160
Toronto Dominion Bank	244,747	(85,047)	—	—	159,700
UBS AG	135,224	(135,224)	—	—	—

	$6,152,018	$(4,260,311)	$—	$—	$1,891,707

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.
(e)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Affiliated Investment Companies	$1,933,517	$—	$—	$1,933,517
Corporate Bonds(a)	—	9,174,016	—	9,174,016
Foreign Agency Obligations(a)	—	5,398,482	—	5,398,482
Foreign Government Obligations(a)	—	74,331,246	—	74,331,246
Short-Term Securities(b)	—	8,556,177	—	8,556,177
Options Purchased:
Foreign currency exchange contracts	—	208,761	—	208,761

	$1,933,517	$97,668,682	$—	$99,602,199

Derivative Financial Instruments(c)
Assets:
Credit contracts	$—	$289,223	$—	$289,223
Foreign currency exchange contracts	—	4,022,570	—	4,022,570
Interest rate contracts	—	789,188	—	789,188
Liabilities:
Credit contracts	—	(393,891)	—	(393,891)
Foreign currency exchange contracts	—	(5,066,518)	—	(5,066,518)
Interest rate contracts	(188,225)	(8)	—	(188,233)

	$(188,225)	$(359,436)	$—	$(547,661)

(a)	See above Schedule of Investments for values in each country.
(b)	See above Schedule of Investments for values in each security type.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

During the year end December 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Consolidated Schedule of Investments December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities — 11.4%

Cayman Islands — 5.5%
Adams Mill CLO Ltd., Series 2014-1A, Class A2R, (LIBOR USD 3 Month + 1.10%), 3.54%, 07/15/26(a)(b)	USD	6,447	$6,443,815
AIMCO CLO, Series 2014-AA, Class DR, (LIBOR USD 3 Month + 3.25%), 5.72%, 07/20/26(a)(b)		755	745,057
Allegro CLO II-S Ltd.(a)(b):
Series 2014-1RA, Class A1, (LIBOR USD 3 Month + 1.08%), 3.23%, 10/21/28		11,500	11,451,868
Series 2014-1RA, Class B, (LIBOR USD 3 Month + 2.15%), 4.30%, 10/21/28		2,490	2,428,319
Series 2014-1RA, Class C, (LIBOR USD 3 Month + 3.00%), 5.15%, 10/21/28		7,480	7,150,262
Allegro CLO IV Ltd., Series 2016-1A, Class D, (LIBOR USD 3 Month + 3.85%), 6.29%, 01/15/29(a)(b)		750	742,671
Allegro CLO V Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.24%), 3.68%, 10/16/30(a)(b)		2,300	2,292,084
Allegro CLO VI Ltd., Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.13%), 3.58%, 01/17/31(a)(b)		250	246,932
Allegro CLO VIII Ltd., Series 2018-2A, Class E, (LIBOR USD 3 Month + 5.90%), 8.14%, 07/15/31(a)(b)		1,870	1,679,117
ALM V Ltd.(a)(b):
Series 2012-5A, Class A1R3, (LIBOR USD 3 Month + 0.91%), 3.35%, 10/18/27		6,420	6,398,280
Series 2012-5A, Class BR3, (LIBOR USD 3 Month + 1.65%), 4.09%, 10/18/27		1,310	1,280,498
ALM VI Ltd.(a)(b):
Series 2012-6A, Class A2R3, (LIBOR USD 3 Month + 1.40%), 3.84%, 07/15/26		2,864	2,810,559
Series 2012-6A, Class CR3, (LIBOR USD 3 Month + 2.70%), 5.14%, 07/15/26		5,965	5,635,511
Series 2012-6A, Class DR3, (LIBOR USD 3 Month + 5.05%), 7.49%, 07/15/26		3,100	2,813,261
ALM VII Ltd.(a):
Series 2012-7A, Class A1R, (LIBOR USD 3 Month + 1.48%), 3.92%, 10/15/28(b)		12,430	12,428,851
Series 2012-7A, Class SUB, 0.00%, 10/15/28(c)		17,700	8,941,474
ALM XII Ltd.(a)(b):
Series 2015-12A, Class A1R2, (LIBOR USD 3 Month + 0.89%), 3.33%, 04/16/27		21,640	21,468,637
Series 2015-12A, Class BR2, (LIBOR USD 3 Month + 1.65%), 4.09%, 04/16/27		4,957	4,710,275
Series 2015-12A, Class C1R2, (LIBOR USD 3 Month + 2.65%), 5.09%, 04/16/27		4,100	3,932,583
Series 2015-12A, Class C2R2, (LIBOR USD 3 Month + 2.65%), 5.09%, 04/16/27		1,450	1,390,792
ALM XVI Ltd.(a)(b):
Series 2015-16A, Class A2R2, (LIBOR USD 3 Month + 1.50%), 3.94%, 07/15/27		8,949	8,820,151
Series 2015-16A, Class BR2, (LIBOR USD 3 Month + 1.90%), 4.34%, 07/15/27		2,480	2,374,025
Series 2015-16A, Class CR2, (LIBOR USD 3 Month + 2.70%), 5.14%, 07/15/27		7,500	7,068,143
Series 2015-16A, Class DR2, (LIBOR USD 3 Month + 5.10%), 7.54%, 07/15/27		1,160	1,050,414
ALM XVIII Ltd., Series 2016-18A, Class A2R, (LIBOR USD 3 Month + 1.65%), 4.09%, 01/15/28(a)(b)		1,880	1,854,513

Security	Par (000)		Value

Cayman Islands (continued)
AMMC CLO 19 Ltd., Series 2016-19A, Class C, (LIBOR USD 3 Month + 2.80%), 5.24%, 10/15/28(a)(b)	USD	890	$888,547
AMMC CLO 20 Ltd., Series 2017-20A, Class E, (LIBOR USD 3 Month + 5.81%), 8.26%, 04/17/29(a)(b)		750	682,259
AMMC CLO 21 Ltd., Series 2017-21A, Class A, (LIBOR USD 3 Month + 1.25%), 3.81%, 11/02/30(a)(b)		1,720	1,715,121
AMMC CLO XII Ltd., Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.20%), 3.82%, 11/10/30(a)(b)		1,675	1,666,309
AMMC CLO XIII Ltd., Series 2013-13A, Class A1LR, (LIBOR USD 3 Month + 1.26%), 3.75%, 07/24/29(a)(b)		2,500	2,501,915
AMMC CLO XIV Ltd., Series 2014-14A, Class A1LR, (LIBOR USD 3 Month + 1.25%), 3.74%, 07/25/29(a)(b)		10,125	10,074,675
Anchorage Capital CLO 1 Ltd.(a):
Series 2018-1RA, Class A1, (LIBOR USD 3 Month + 0.99%), 3.43%, 04/13/31(b)		6,650	6,520,484
Series 2018-1RA, Class SUB, 0.00%, 04/13/31(c)		4,440	3,740,722
Anchorage Capital CLO 3-R Ltd.(a)(b):
Series 2014-3RA, Class A, (LIBOR USD 3 Month + 1.05%), 3.56%, 01/28/31		2,950	2,917,712
Series 2014-3RA, Class B, (LIBOR USD 3 Month + 1.50%), 4.01%, 01/28/31		5,550	5,419,690
Series 2014-3RA, Class D, (LIBOR USD 3 Month + 2.60%), 5.11%, 01/28/31		5,300	4,875,268
Series 2014-3RA, Class E, (LIBOR USD 3 Month + 5.50%), 8.01%, 01/28/31		4,750	4,134,228
Anchorage Capital CLO 4-R Ltd.(a)(b):
Series 2014-4RA, Class A, (LIBOR USD 3 Month + 1.05%), 3.56%, 01/28/31		5,390	5,330,789
Series 2014-4RA, Class C, (LIBOR USD 3 Month + 1.85%), 4.36%, 01/28/31		5,170	4,876,685
Series 2014-4RA, Class D, (LIBOR USD 3 Month + 2.60%), 5.11%, 01/28/31		6,000	5,519,014
Anchorage Capital CLO 5-R Ltd.(a)(b):
Series 2014-5RA, Class B, (LIBOR USD 3 Month + 1.45%), 3.89%, 01/15/30		15,535	15,179,353
Series 2014-5RA, Class C, (LIBOR USD 3 Month + 1.85%), 4.29%, 01/15/30		3,700	3,506,356
Series 2014-5RA, Class E, (LIBOR USD 3 Month + 5.40%), 7.84%, 01/15/30		4,880	4,277,843
Anchorage Capital CLO 6 Ltd.(a):
Series 2015-6A, Class AR, (LIBOR USD 3 Month + 1.27%), 3.71%, 07/15/30(b)		5,250	5,197,677
Series 2015-6A, Class DR, (LIBOR USD 3 Month + 3.55%), 5.99%, 07/15/30(b)		2,660	2,613,296
Series 2015-6A, Class SUB2, 0.00%, 07/15/30(c)		2,220	1,348,614
Anchorage Capital CLO 7 Ltd.(a)(b):
Series 2015-7A, Class AR, (LIBOR USD 3 Month + 0.96%), 3.40%, 10/15/27		39,870	39,787,210
Series 2015-7A, Class B1R, (LIBOR USD 3 Month + 1.30%), 3.74%, 10/15/27		1,500	1,486,219
Series 2015-7A, Class CR, (LIBOR USD 3 Month + 1.70%), 4.14%, 10/15/27		4,297	4,209,930
Series 2015-7A, Class DR, (LIBOR USD 3 Month + 2.70%), 5.14%, 10/15/27		4,335	4,098,250
Series 2015-7A, Class ER, (LIBOR USD 3 Month + 5.60%), 8.04%, 10/15/27		2,250	2,234,638

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
Anchorage Capital CLO 8 Ltd.(a)(b):
Series 2016-8A, Class AR, (LIBOR USD 3 Month + 1.00%), 3.51%, 07/28/28	USD	7,600	$7,518,723
Series 2016-8A, Class BR, (LIBOR USD 3 Month + 1.60%), 4.11%, 07/28/28		7,480	7,365,174
Series 2016-8A, Class CR, (LIBOR USD 3 Month + 2.10%), 4.61%, 07/28/28		17,190	16,726,183
Series 2016-8A, Class DR, (LIBOR USD 3 Month + 3.00%), 5.51%, 07/28/28		5,650	5,408,142
Series 2016-8A, Class ER, (LIBOR USD 3 Month + 5.75%), 8.26%, 07/28/28		7,970	7,658,292
Anchorage Capital CLO 9 Ltd.(a)(b):
Series 2016-9A, Class D, (LIBOR USD 3 Month + 4.00%), 6.44%, 01/15/29		1,860	1,850,823
Series 2016-9A, Class E, (LIBOR USD 3 Month + 7.25%), 9.69%, 01/15/29		1,910	1,852,302
Anchorage Capital CLO Ltd.(a)(b):
Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.69%, 10/13/30		2,910	2,894,469
Series 2013-1A, Class BR, (LIBOR USD 3 Month + 2.15%), 4.59%, 10/13/30		1,160	1,121,007
Series 2013-1A, Class CR, (LIBOR USD 3 Month + 3.20%), 5.64%, 10/13/30		1,333	1,283,402
Series 2013-1A, Class DR, (LIBOR USD 3 Month + 6.80%), 9.24%, 10/13/30		3,210	3,059,806
Apidos CLO XII, Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.52%, 04/15/31(a)(b)		4,005	3,964,265
Apidos CLO XV(a)(b):
Series 2013-15A, Class A1RR, (LIBOR USD 3 Month + 1.01%), 3.48%, 04/20/31		4,630	4,549,087
Series 2013-15A, Class ERR, (LIBOR USD 3 Month + 5.70%), 8.17%, 04/20/31		3,880	3,422,631
Apidos CLO XVI, Series 2013-16A, Class CR, (LIBOR USD 3 Month + 3.00%), 5.45%, 01/19/25(a)(b)		2,775	2,733,681
Apidos CLO XVIII(a)(b):
Series 2018-18A, Class A1, (LIBOR USD 3 Month + 1.14%), 3.61%, 10/22/30		250	247,650
Series 2018-18A, Class D, (LIBOR USD 3 Month + 3.15%), 5.62%, 10/22/30		600	562,455
Series 2018-18A, Class E, (LIBOR USD 3 Month + 5.70%), 8.17%, 10/22/30		6,900	6,113,165
Apidos CLO XXI, Series 2015-21A, Class CR, (LIBOR USD 3 Month + 2.45%), 4.89%, 07/18/27(a)(b)		500	465,637
Apidos CLO XXII(a)(b):
Series 2015-22A, Class C, (LIBOR USD 3 Month + 3.80%), 6.27%, 10/20/27		1,500	1,497,115
Series 2015-22A, Class D, (LIBOR USD 3 Month + 6.00%), 8.47%, 10/20/27		2,870	2,744,671
Apidos CLO XXIII, Series 2015-23A, Class D2, (LIBOR USD 3 Month + 5.95%), 8.39%, 01/15/27(a)(b)		3,752	3,642,120
Apidos CLO XXIX, Series 2018-29A, Class D, (LIBOR USD 3 Month + 5.25%), 7.64%, 07/25/30(a)(b)		1,860	1,600,203
Arbor Realty Collateralized Loan Obligation Ltd., Series 2017-FL3, Class A, (LIBOR USD 1 Month + 0.99%), 3.45%, 12/15/27(a)(b)		9,740	9,686,580
Arbor Realty Commercial Real Estate Notes Ltd.(a)(b):
Series 2016-FL1A, Class A, (LIBOR USD 1 Month + 1.70%), 4.16%, 09/15/26		11,470	11,597,231

Security	Par (000)		Value

Cayman Islands (continued)
Arbor Realty Commercial Real Estate Notes Ltd. (continued)
Series 2017-FL2, Class A, (LIBOR USD 1 Month + 0.99%), 3.45%, 08/15/27	USD	4,410	$4,392,697
Ares XLI CLO Ltd., Series 2016-41A, Class D, (LIBOR USD 3 Month + 4.20%), 6.64%, 01/15/29(a)(b)		1,400	1,400,083
Ares XLIII CLO Ltd., Series 2017-43A, Class E, (LIBOR USD 3 Month + 6.47%), 8.91%, 10/15/29(a)(b)		3,380	3,135,514
ARES XLIV CLO Ltd., Series 2017-44A, Class D, (LIBOR USD 3 Month + 6.55%), 8.99%, 10/15/29(a)(b)		550	512,460
ARES XLV CLO Ltd., Series 2017-45A, Class C, (LIBOR USD 3 Month + 2.05%), 4.49%, 10/15/30(a)(b)		1,125	1,070,067
Ares XXXIII CLO Ltd.(a)(b):
Series 2015-1A, Class A2R, (LIBOR USD 3 Month + 1.95%), 4.70%, 12/05/25		1,370	1,366,602
Series 2015-1A, Class B2R, (LIBOR USD 3 Month + 2.80%), 5.55%, 12/05/25		750	746,773
Series 2015-1A, Class CR, (LIBOR USD 3 Month + 4.20%), 6.95%, 12/05/25		4,175	4,170,153
Series 2015-1A, Class D, (LIBOR USD 3 Month + 6.23%), 8.98%, 12/05/25		3,200	3,278,778
Ares XXXIX CLO Ltd., Series 2016-39A, Class E, (LIBOR USD 3 Month + 7.25%), 9.69%, 07/18/28(a)(b)		2,910	2,837,898
Ares XXXVII CLO Ltd.(a)(b):
Series 2015-4A, Class A1R, (LIBOR USD 3 Month + 1.17%), 3.61%, 10/15/30		1,500	1,489,958
Series 2015-4A, Class CR, (LIBOR USD 3 Month + 2.65%), 5.09%, 10/15/30		1,192	1,093,654
Series 2015-4A, Class DR, (LIBOR USD 3 Month + 6.15%), 8.59%, 10/15/30		10,105	9,215,095
ASSURANT CLO III Ltd.(a)(b):
Series 2018-2A, Class C, (LIBOR USD 3 Month + 2.25%), 4.41%, 10/20/31		1,130	1,092,293
Series 2018-2A, Class E, (LIBOR USD 3 Month + 6.15%), 8.31%, 10/20/31		750	661,275
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A2RR, (LIBOR USD 3 Month + 1.30%), 3.91%, 02/17/26(a)(b)		2,750	2,737,242
Atlas Senior Loan Fund Ltd., Series 2017-8A, Class E, (LIBOR USD 3 Month + 5.95%), 8.39%, 01/16/30(a)(b)		1,660	1,479,924
Atrium VIII(a):
Series 8A, Class DR, (LIBOR USD 3 Month + 4.00%), 6.48%, 10/23/24(b)		12,615	12,630,457
Series 8A, Class ER, (LIBOR USD 3 Month + 7.25%), 9.73%, 10/23/24(b)		3,890	3,898,742
Series 8A, Class SUB, 0.00%, 10/23/24(c)		13,300	7,679,088
Atrium XII(a)(b):
Series 12A, Class AR, (LIBOR USD 3 Month + 0.83%), 3.30%, 04/22/27		6,765	6,684,132
Series 12A, Class CR, (LIBOR USD 3 Month + 1.65%), 4.12%, 04/22/27		4,365	4,119,056
Atrium XIII, Series 13A, Class E, (LIBOR USD 3 Month + 6.05%), 8.53%, 11/21/30(a)(b)		936	843,018
Avery Point V CLO Ltd.(a)(b):
Series 2014-5A, Class AR, (LIBOR USD 3 Month + 0.98%), 3.43%, 07/17/26		5,815	5,800,346
Series 2014-5A, Class BR, (LIBOR USD 3 Month + 1.50%), 3.95%, 07/17/26		1,730	1,723,331

CONSOLIDATED SCHEDULES OF INVESTMENTS	27

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
Avery Point VI CLO Ltd.(a)(b):
Series 2015-6A, Class AR, (LIBOR USD 3 Month + 1.05%), 3.63%, 08/05/27	USD	20,200	$20,044,298
Series 2015-6A, Class BR, (LIBOR USD 3 Month + 1.50%), 4.08%, 08/05/27		9,070	8,804,830
Avery Point VII CLO Ltd., Series 2015-7A, Class A1, (LIBOR USD 3 Month + 1.50%), 3.94%, 01/15/28(a)(b)		13,670	13,675,115
Babson CLO Ltd.(a)(b):
Series 2015-2A, Class AR, (LIBOR USD 3 Month + 1.19%), 3.66%, 10/20/30		3,750	3,727,857
Series 2015-IA, Class BR, (LIBOR USD 3 Month + 1.40%), 3.87%, 01/20/31		2,990	2,884,490
Bain Capital Credit CLO, Series 2018-2A, Class A1, (LIBOR USD 3 Month + 1.08%), 3.43%, 07/19/31(a)(b)		5,210	5,148,099
Barings CLO Ltd., Series 2018-3A, Class A1, (LIBOR USD 3 Month + 0.95%), 3.42%, 07/20/29(a)(b)		2,210	2,188,414
Battalion CLO VII Ltd.(a)(b):
Series 2014-7A, Class A1RR, (LIBOR USD 3 Month + 1.04%), 3.49%, 07/17/28		1,870	1,844,210
Series 2014-7A, Class BRR, (LIBOR USD 3 Month + 2.50%), 4.95%, 07/17/28		8,410	8,313,740
Battalion CLO X Ltd.(a)(b):
Series 2016-10A, Class C, (LIBOR USD 3 Month + 4.25%), 6.74%, 01/24/29		4,000	4,023,209
Series 2016-10A, Class D, (LIBOR USD 3 Month + 7.00%), 9.49%, 01/24/29		1,250	1,199,406
Battalion CLO XI Ltd., Series 2017-11A, Class E, (LIBOR USD 3 Month + 5.98%), 8.47%, 10/24/29(a)(b)		5,530	5,020,665
Bean Creek CLO Ltd., Series 2015-1A, Class ER, (LIBOR USD 3 Month + 5.75%), 8.22%, 04/20/31(a)(b)		370	316,338
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class CR, (LIBOR USD 3 Month + 3.70%), 6.14%, 07/15/29(a)(b)		1,500	1,441,269
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class A1R, (LIBOR USD 3 Month + 1.49%), 3.96%, 01/20/29(a)(b)		16,065	16,065,336
Benefit Street Partners CLO IX Ltd., Series 2016-9A, Class ER, (LIBOR USD 3 Month + 5.70%), 8.17%, 07/20/31(a)(b)		500	445,407
Benefit Street Partners CLO V-B Ltd., Series 2018-5BA, Class A1A, (LIBOR USD 3 Month + 1.09%), 3.56%, 04/20/31(a)(b)		3,509	3,456,741
Benefit Street Partners CLO VI Ltd.(a)(b):
Series 2015-VIA, Class A1R, (LIBOR USD 3 Month + 1.24%), 3.68%, 10/18/29		19,287	19,230,720
Series 2015-VIA, Class A2R, (LIBOR USD 3 Month + 1.72%), 4.16%, 10/18/29		3,868	3,827,213
Series 2015-VIA, Class BR, (LIBOR USD 3 Month + 2.40%), 4.84%, 10/18/29		2,750	2,678,138
Series 2015-VIA, Class CR, (LIBOR USD 3 Month + 3.45%), 5.89%, 10/18/29		2,640	2,555,833
Benefit Street Partners CLO VII Ltd.(a)(b):
Series 2015-VIIA, Class A1AR, (LIBOR USD 3 Month + 0.78%), 3.22%, 07/18/27		4,980	4,927,679
Series 2015-VIIA, Class D, (LIBOR USD 3 Month + 5.35%), 7.79%, 07/18/27		7,930	7,782,718
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (LIBOR USD 3 Month + 1.10%), 3.57%, 01/20/31(a)(b)		3,140	3,096,359

Security	Par (000)		Value

Cayman Islands (continued)
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class D, (LIBOR USD 3 Month + 6.41%), 8.85%, 10/15/30(a)(b)	USD	1,055	$971,432
BlueMountain CLO Ltd.(a)(b):
Series 2013-2A, Class A1R, (LIBOR USD 3 Month + 1.18%), 3.65%, 10/22/30		9,405	9,345,666
Series 2015-1A, Class C, (LIBOR USD 3 Month + 3.75%), 6.19%, 04/13/27		1,670	1,663,697
Series 2015-1A, Class D, (LIBOR USD 3 Month + 5.45%), 7.89%, 04/13/27		3,611	3,534,297
Series 2015-3A, Class A1R, (LIBOR USD 3 Month + 1.00%), 3.47%, 04/20/31		1,470	1,446,437
Series 2016-2A, Class D, (LIBOR USD 3 Month + 7.00%), 9.64%, 08/20/28		750	719,924
BlueMountain CLO XXII Ltd., Series 2018-22A, Class E, (LIBOR USD 3 Month + 5.05%), 7.41%, 07/15/31(a)(b)		1,870	1,588,086
Bristol Park CLO Ltd., Series 2016-1A, Class E, (LIBOR USD 3 Month + 7.25%), 9.69%, 04/15/29(a)(b)		750	728,873
BSPRT Issuer Ltd.(a)(b):
Series 2017-FL1, Class A, (LIBOR USD 1 Month + 1.35%), 3.81%, 06/15/27		2,187	2,188,499
Series 2018-FL3, Class A, (LIBOR USD 1 Month + 1.05%), 3.51%, 03/15/28		3,223	3,191,551
Burnham Park CLO Ltd., Series 2016-1A, Class ER, (LIBOR USD 3 Month + 5.40%), 7.87%, 10/20/29(a)(b)(d)		750	750,000
Canyon CLO Ltd., Series 2018-1A, Class E, (LIBOR USD 3 Month + 5.75%), 8.19%, 07/15/31(a)(b)		1,290	1,149,995
Carlyle Global Market Strategies CLO Ltd.(a)(b):
Series 2014-1A, Class A1R2, (LIBOR USD 3 Month + 0.97%), 3.42%, 04/17/31		5,730	5,636,034
Series 2014-3RA, Class A1A, (LIBOR USD 3 Month + 1.05%), 3.56%, 07/27/31		1,540	1,518,804
Series 2015-1A, Class BR, (LIBOR USD 3 Month + 1.50%), 3.97%, 04/20/27		1,236	1,230,423
Series 2015-1A, Class CR, (LIBOR USD 3 Month + 2.00%), 4.47%, 04/20/27		3,090	3,074,512
Series 2015-1A, Class DR, (LIBOR USD 3 Month + 3.00%), 5.47%, 04/20/27		2,475	2,385,411
Series 2015-1A, Class E1, (LIBOR USD 3 Month + 5.30%), 7.77%, 04/20/27		2,265	2,231,406
Series 2015-2A, Class CR, (LIBOR USD 3 Month + 2.25%), 4.76%, 04/27/27		750	697,261
Series 2015-2A, Class DR, (LIBOR USD 3 Month + 4.35%), 6.86%, 04/27/27		1,250	1,178,336
Series 2015-3A, Class A2R, (LIBOR USD 3 Month + 1.60%), 4.11%, 07/28/28		7,120	7,044,550
Series 2015-4A, Class C, (LIBOR USD 3 Month + 4.05%), 6.52%, 10/20/27		1,530	1,531,230
Series 2015-4A, Class D, (LIBOR USD 3 Month + 6.10%), 8.57%, 10/20/27		1,330	1,283,716
Series 2015-4A, Class SBB1, (LIBOR USD 3 Month + 8.50%), 10.97%, 10/20/27		1,509	1,460,984
Series 2016-1A, Class DR, (LIBOR USD 3 Month + 5.20%), 7.67%, 04/20/27		2,100	1,904,595
Series 2016-2A, Class D2R, (LIBOR USD 3 Month + 5.17%), 7.61%, 07/15/27		750	664,969
Series 2016-3A, Class D, (LIBOR USD 3 Month + 7.00%), 9.47%, 10/20/29		750	728,621

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
Carlyle US CLO Ltd.(a)(b):
Series 2016-4A, Class CR, (LIBOR USD 3 Month + 2.80%), 5.27%, 10/20/27	USD	3,250	$3,023,198
Series 2016-4A, Class DR, (LIBOR USD 3 Month + 5.40%), 7.87%, 10/20/27		2,500	2,190,561
Series 2017-2A, Class D, (LIBOR USD 3 Month + 6.15%), 8.62%, 07/20/31		740	677,671
Series 2017-4A, Class A1, (LIBOR USD 3 Month + 1.18%), 3.62%, 01/15/30		4,750	4,707,268
CBAM Ltd.(a)(b):
Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.25%), 3.72%, 07/20/30		6,700	6,665,295
Series 2017-2A, Class B1, (LIBOR USD 3 Month + 1.75%), 4.20%, 10/17/29		2,595	2,556,728
Series 2017-3A, Class B1, (LIBOR USD 3 Month + 1.70%), 4.15%, 10/17/29		450	442,014
Series 2017-3A, Class E1, (LIBOR USD 3 Month + 6.50%), 8.95%, 10/17/29		1,530	1,443,262
Series 2018-6A, Class A, (LIBOR USD 3 Month + 0.94%), 3.33%, 07/15/31		1,110	1,094,776
Series 2018-6A, Class B1, (LIBOR USD 3 Month + 1.50%), 3.89%, 07/15/31		1,860	1,819,480
Cedar Funding II CLO Ltd., Series 2013-1A, Class BR, (LIBOR USD 3 Month + 1.75%), 4.52%, 06/09/30(a)(b)		4,900	4,852,612
Cedar Funding IX CLO Ltd.(a)(b):
Series 2018-9A, Class A1, (LIBOR USD 3 Month + 0.98%), 3.45%, 04/20/31		3,390	3,317,839
Series 2018-9A, Class E, (LIBOR USD 3 Month + 5.35%), 7.82%, 04/20/31		1,670	1,459,214
Cedar Funding VI CLO Ltd.(a)(b):
Series 2016-6A, Class AR, (LIBOR USD 3 Month + 1.09%), 3.56%, 10/20/28		16,440	16,302,111
Series 2016-6A, Class DR, (LIBOR USD 3 Month + 3.00%), 5.47%, 10/20/28		3,800	3,566,955
Series 2016-6A, Class ER, (LIBOR USD 3 Month + 5.90%), 8.37%, 10/20/28		3,300	3,022,161
Cedar Funding VIII CLO Ltd.(a)(b):
Series 2017-8A, Class A1, (LIBOR USD 3 Month + 1.25%), 3.70%, 10/17/30		30,739	30,574,162
Series 2017-8A, Class B, (LIBOR USD 3 Month + 1.70%), 4.15%, 10/17/30		1,920	1,882,320
Series 2017-8A, Class C, (LIBOR USD 3 Month + 2.25%), 4.70%, 10/17/30		250	237,626
Series 2017-8A, Class D, (LIBOR USD 3 Month + 3.25%), 5.70%, 10/17/30		3,695	3,485,649
Cent CLO 17 Ltd.(a)(b):
Series C17A, Class A1AR, (LIBOR USD 3 Month + 1.03%), 3.55%, 04/30/31		9,600	9,466,259
Series C17A, Class DR, (LIBOR USD 3 Month + 6.00%), 8.52%, 04/30/31		500	449,964
Cent CLO 24 Ltd., Series 2015-24A, Class A1R, (LIBOR USD 3 Month + 1.07%), 3.51%, 10/15/26(a)(b)		15,620	15,560,150
CIFC Funding Ltd.(a)(b):
Series 2013-1A, Class A2R, (LIBOR USD 3 Month + 1.75%), 4.19%, 07/16/30		500	490,412
Series 2013-2A, Class A1LR, (LIBOR USD 3 Month + 1.21%), 3.65%, 10/18/30		7,500	7,463,627
Series 2013-2A, Class B1LR, (LIBOR USD 3 Month + 3.05%), 5.49%, 10/18/30		773	726,731
Series 2014-1A, Class A1R2, (LIBOR USD 3 Month + 1.10%), 3.54%, 01/18/31		630	623,521

Security	Par (000)		Value

Cayman Islands (continued)
CIFC Funding Ltd. (continued)
Series 2015-1A, Class ARR, (LIBOR USD 3 Month + 1.11%), 3.58%, 01/22/31	USD	810	$803,130
Series 2015-2A, Class AR, (LIBOR USD 3 Month + 0.78%), 3.22%, 04/15/27		3,280	3,247,556
Series 2015-2A, Class CR, (LIBOR USD 3 Month + 1.70%), 4.14%, 04/15/27		5,675	5,569,255
Series 2016-1A, Class E, (LIBOR USD 3 Month + 6.75%), 9.22%, 10/21/28		3,310	3,141,155
Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.24%), 3.71%, 04/20/30		7,750	7,725,045
Clear Creek CLO Ltd., Series 2015-1A, Class ER, (LIBOR USD 3 Month + 6.30%), 8.77%, 10/20/30(a)(b)		1,375	1,249,916
Cumberland Park CLO Ltd.(a)(b):
Series 2015-2A, Class CR, (LIBOR USD 3 Month + 1.80%), 4.27%, 07/20/28		1,470	1,401,386
Series 2015-2A, Class ER, (LIBOR USD 3 Month + 5.65%), 8.12%, 07/20/28		834	778,958
Deer Creek CLO Ltd.(a)(b):
Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.18%), 3.65%, 10/20/30		1,250	1,239,053
Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.35%), 8.82%, 10/20/30		500	453,494
Dewolf Park CLO Ltd., Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.20%), 8.64%, 10/15/30(a)(b)		1,000	909,560
Dryden 36 Senior Loan Fund, Series 2014-36A, Class CR, (LIBOR USD 3 Month + 2.80%), 5.24%, 01/15/28(a)(b)		750	740,465
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (LIBOR USD 3 Month + 1.12%), 3.56%, 01/15/31(a)(b)		27,509	27,287,638
Dryden 55 CLO Ltd., Series 2018-55A, Class A1, (LIBOR USD 3 Month + 1.02%), 3.46%, 04/15/31(a)(b)		1,415	1,394,584
Dryden CLO Ltd., Series 2018-64A, Class A, (LIBOR USD 3 Month + 0.97%), 3.41%, 04/18/31(a)(b)		3,522	3,469,487
Dryden Senior Loan Fund(a)(b):
Series 2014-36A, Class DR, (LIBOR USD 3 Month + 4.24%), 6.68%, 01/15/28		2,500	2,500,237
Series 2017-47A, Class E, (LIBOR USD 3 Month + 6.20%), 8.64%, 04/15/28		500	458,634
Dryden XXV Senior Loan Fund(a)(b):
Series 2012-25A, Class ARR, (LIBOR USD 3 Month + 0.90%), 3.34%, 10/15/27		9,320	9,246,188
Series 2012-25A, Class CRR, (LIBOR USD 3 Month + 1.85%), 4.29%, 10/15/27		1,500	1,480,044
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR, (LIBOR USD 3 Month + 0.90%), 3.34%, 04/15/29(a)(b)		1,470	1,453,412
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, (LIBOR USD 3 Month + 1.20%), 3.81%, 08/15/30(a)(b)		23,925	23,693,942
Elevation CLO Ltd., Series 2017-8A, Class C, (LIBOR USD 3 Month + 2.05%), 4.54%, 10/25/30(a)(b)		2,375	2,250,639
Emerson Park CLO Ltd.(a)(b):
Series 2013-1A, Class B1R, (LIBOR USD 3 Month + 1.45%), 3.89%, 07/15/25		1,000	1,000,445
Series 2013-1A, Class DR, (LIBOR USD 3 Month + 3.40%), 5.84%, 07/15/25		1,859	1,850,093

CONSOLIDATED SCHEDULES OF INVESTMENTS	29

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
Flatiron CLO Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.89%), 3.33%, 04/15/27(a)(b)	USD	4,600	$4,569,781
Galaxy XV CLO Ltd., Series 2013-15A, Class AR, (LIBOR USD 3 Month + 1.20%), 3.64%, 10/15/30(a)(b)		1,795	1,785,308
Galaxy XXIX CLO Ltd.(a)(b):
Series 2018-29A, Class B, (LIBOR USD 3 Month + 1.40%), 4.02%, 11/15/26		250	246,973
Series 2018-29A, Class C, (LIBOR USD 3 Month + 1.68%), 4.30%, 11/15/26		4,650	4,545,927
Series 2018-29A, Class D, (LIBOR USD 3 Month + 2.40%), 5.02%, 11/15/26		6,420	6,078,212
Gilbert Park CLO Ltd., Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.40%), 8.84%, 10/15/30(a)(b)		1,500	1,381,816
GoldenTree Loan Opportunities IX Ltd.(a)(b):
Series 2014-9A, Class AR2, (LIBOR USD 3 Month + 1.11%), 3.62%, 10/29/29		5,130	5,078,714
Series 2014-9A, Class ER2, (LIBOR USD 3 Month + 5.66%), 8.17%, 10/29/29		5,000	4,446,556
GoldenTree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, (LIBOR USD 3 Month + 1.07%), 3.52%, 01/18/31(a)(b)		1,001	985,529
Greystone Commercial Real Estate Notes Ltd., Series 2017-FL1A, Class A, (LIBOR USD 1 Month + 1.55%), 4.01%, 03/15/27(a)(b)		2,870	2,849,504
Greywolf CLO IV Ltd., Series 2014-2A, Class BR, (LIBOR USD 3 Month + 2.35%), 4.80%, 01/17/27(a)(b)		2,120	2,117,546
Highbridge Loan Management Ltd.(a)(b):
Series 12A-18, Class A1B, (LIBOR USD 3 Month + 1.25%), 3.62%, 07/18/31		930	920,781
Series 12A-18, Class D, (LIBOR USD 3 Month + 5.15%), 7.52%, 07/18/31		1,860	1,592,784
Series 2013-2A, Class DR, (LIBOR USD 3 Month + 6.60%), 9.07%, 10/20/29		500	462,862
Series 4A-2014, Class BR, (LIBOR USD 3 Month + 1.85%), 4.36%, 01/28/30		3,000	2,776,016
Series 5A-2015, Class ERR, (LIBOR USD 3 Month + 6.00%), 8.43%, 10/15/30		1,360	1,189,532
Series 6A-2015, Class A1R, (LIBOR USD 3 Month + 1.00%), 3.58%, 02/05/31		8,145	8,005,449
Series 6A-2015, Class DR, (LIBOR USD 3 Month + 5.10%), 7.68%, 02/05/31		2,120	1,763,518
Series 7A-2015, Class CR, (LIBOR USD 3 Month + 1.70%), 4.31%, 03/15/27		1,670	1,586,959
Series 7A-2015, Class DR, (LIBOR USD 3 Month + 2.40%), 5.01%, 03/15/27		1,160	1,061,422
Series 7A-2015, Class ER, (LIBOR USD 3 Month + 5.00%), 7.61%, 03/15/27		740	643,387
HLM CLO, (LIBOR USD 3 Month + 3.15%), 5.59%, 10/15/31(b)		4,200	3,930,712
HPS Loan Management Ltd.(a)(b):
Series 10A-16, Class C, (LIBOR USD 3 Month + 3.65%), 6.12%, 01/20/28		1,250	1,215,362
Series 10A-16, Class D, (LIBOR USD 3 Month + 6.50%), 8.97%, 01/20/28		4,000	3,771,301
Series 11A-17, Class E, (LIBOR USD 3 Month + 6.10%), 8.69%, 05/06/30		350	315,720
ICG US CLO Ltd., Series 2015-1A, Class A1R, (LIBOR USD 3 Month + 1.14%), 3.59%, 10/19/28(a)(b)		3,800	3,766,125

Security	Par (000)		Value

Cayman Islands (continued)
Kayne CLO II Ltd.(a)(b):
Series 2018-2A, Class A, (LIBOR USD 3 Month + 1.24%), 3.89%, 10/15/31	USD	21,250	$21,038,112
Series 2018-2A, Class B, (LIBOR USD 3 Month + 1.90%), 4.55%, 10/15/31		5,050	4,940,469
KKR CLO 12 Ltd., Series 12, Class ER2, (LIBOR USD 3 Month + 6.15%), 8.58%, 10/15/30(a)(b)		1,480	1,342,149
KKR CLO 23 Ltd.(a)(b):
Series 23, Class B, (LIBOR USD 3 Month + 1.75%), 4.24%, 10/20/31		3,250	3,188,457
Series 23, Class E, (LIBOR USD 3 Month + 6.00%), 8.49%, 10/20/31		3,500	3,051,081
LCM 26 Ltd., Series 26A, Class A1, (LIBOR USD 3 Month + 1.07%), 3.54%, 01/20/31(a)(b)		13,480	13,323,039
LCM XVIII LP(a):
Series 18A, Class ER, (LIBOR USD 3 Month + 5.95%), 8.42%, 04/20/31(b)		500	451,000
Series 18A, Class INC, 0.00%, 04/20/31(c)		2,122	1,207,647
LCM XX LP(a)(b):
Series 20A, Class AR, (LIBOR USD 3 Month + 1.04%), 3.38%, 10/20/27		8,350	8,289,209
Series 20A, Class BR, (LIBOR USD 3 Month + 1.55%), 3.89%, 10/20/27		2,000	1,974,543
LCM XXI LP(a)(b):
Series 21A, Class AR, (LIBOR USD 3 Month + 0.88%), 3.35%, 04/20/28		3,670	3,632,150
Series 21A, Class ER, (LIBOR USD 3 Month + 5.75%), 8.22%, 04/20/28		1,470	1,342,506
LCM XXIV Ltd., Series 24A, Class A, (LIBOR USD 3 Month + 1.31%), 3.78%, 03/20/30(a)(b)		1,350	1,349,746
Limerock CLO III LLC, Series 2014-3A, Class C, (LIBOR USD 3 Month + 3.60%), 6.07%, 10/20/26(a)(b)		8,490	8,507,934
LoanCore Issuer Ltd., Series 2018-CRE1, Class A, (LIBOR USD 1 Month + 1.13%), 3.59%, 05/15/28(a)(b)		20,720	20,610,412
Madison Park Funding Ltd., Series 2014-12A, Class E, (LIBOR USD 3 Month + 5.10%), 7.57%, 07/20/26(a)(b)		1,140	1,143,966
Madison Park Funding X Ltd.:
Series 2012-10A, Class ER, (LIBOR USD 3 Month + 7.62%), 10.09%, 01/20/29(a)(b)		1,480	1,483,963
Series 2012-10X, Class SUB, 0.00%, 01/20/25(c)		2,750	2,034,332
Madison Park Funding XI Ltd.(a)(b):
Series 2013-11A, Class AR, (LIBOR USD 3 Month + 1.16%), 3.64%, 07/23/29		1,062	1,055,802
Series 2013-11A, Class ER, (LIBOR USD 3 Month + 6.45%), 8.93%, 07/23/29		1,070	1,000,609
Madison Park Funding XIII Ltd.(a)(b):
Series 2014-13A, Class AR2, (LIBOR USD 3 Month + 0.95%), 3.40%, 04/19/30		6,730	6,666,681
Series 2014-13A, Class ER, (LIBOR USD 3 Month + 5.75%), 8.20%, 04/19/30		4,000	3,606,834
Madison Park Funding XV Ltd., Series 2014-15A, Class CR, (LIBOR USD 3 Month + 3.45%), 5.96%, 01/27/26(a)(b)		1,160	1,140,102
Madison Park Funding XVI Ltd.(a)(b):
Series 2015-16A, Class C, (LIBOR USD 3 Month + 3.70%), 6.17%, 04/20/26		1,200	1,192,370
Series 2015-16A, Class D, (LIBOR USD 3 Month + 5.50%), 7.97%, 04/20/26		4,030	3,946,689

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
Madison Park Funding XVIII Ltd., Series 2015-18A, Class A1R, (LIBOR USD 3 Month + 1.19%), 3.66%, 10/21/30(a)(b)	USD	24,930	$24,644,365
Madison Park Funding XXIII Ltd.(a)(b):
Series 2017-23A, Class A, (LIBOR USD 3 Month + 1.21%), 3.72%, 07/27/30		4,500	4,478,912
Series 2017-23A, Class E, (LIBOR USD 3 Month + 6.25%), 8.76%, 07/27/30		1,000	928,931
Madison Park Funding XXV Ltd., Series 2017-25A, Class D, (LIBOR USD 3 Month + 6.10%), 8.59%, 04/25/29(a)(b)		1,500	1,401,212
Madison Park Funding XXVI Ltd.(a)(b):
Series 2017-26A, Class AR, (LIBOR USD 3 Month + 1.20%), 3.71%, 07/29/30		3,930	3,909,008
Series 2017-26A, Class ER, (LIBOR USD 3 Month + 6.50%), 9.01%, 07/29/30		525	494,181
Madison Park Funding XXX Ltd.(b):
Series 2018-30A, Class D, (LIBOR USD 3 Month + 2.50%), 4.94%, 04/15/29(a)		1,750	1,600,251
Series 2018-30A, Class E, (LIBOR USD 3 Month + 4.95%), 7.39%, 04/15/29(a)		2,050	1,771,760
Series 2018-30X, Class E, (LIBOR USD 3 Month + 4.95%), 7.39%, 04/15/29		1,000	864,273
Marathon CRE Ltd., Series 2018-FL1, Class A, (LIBOR USD 1 Month + 1.15%), 3.61%, 06/15/28(a)(b)		4,790	4,767,286
MidOcean Credit CLO III, Series 2014-3A, Class A3A2, (LIBOR USD 3 Month + 0.97%), 3.44%, 04/21/31(a)(b)		9,380	9,180,941
Mill Creek II CLO Ltd.(a)(b):
Series 2016-1A, Class C, (LIBOR USD 3 Month + 3.35%), 5.82%, 04/20/28		1,600	1,597,079
Series 2016-1A, Class E, (LIBOR USD 3 Month + 7.75%), 10.22%, 04/20/28		1,750	1,749,886
Mountain Hawk II CLO Ltd., Series 2013-2A, Class BR, (LIBOR USD 3 Month + 1.60%), 4.07%, 07/20/24(a)(b)		11,830	11,829,837
MP CLO VII Ltd., Series 2015-1A, Class ARR, (LIBOR USD 3 Month + 1.08%), 3.23%, 10/18/28(a)(b)		6,005	5,958,970
MP CLO VIII Ltd., Series 2015-2A, Class ER, (LIBOR USD 3 Month + 5.45%), 7.96%, 10/28/27(a)(b)		740	729,906
Neuberger Berman CLO XIV Ltd., Series 2013-14A, Class ER, (LIBOR USD 3 Month + 6.45%), 8.96%, 01/28/30(a)(b)		1,375	1,260,481
Neuberger Berman CLO XV, Series 2013-15A, Class DR, (LIBOR USD 3 Month + 3.05%), 5.49%, 10/15/29(a)(b)		1,600	1,468,002
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class DR, (LIBOR USD 3 Month + 3.65%), 6.12%, 04/22/29(a)(b)		4,833	4,617,562
Neuberger Berman CLO XVI-S Ltd.(a)(b):
Series 2017-16SA, Class A, (LIBOR USD 3 Month + 0.85%), 3.29%, 01/15/28		2,220	2,198,011
Series 2017-16SA, Class D, (LIBOR USD 3 Month + 2.50%), 4.94%, 01/15/28		1,650	1,542,048
Neuberger Berman CLO XX Ltd.(a)(b):
Series 2015-20A, Class AR, (LIBOR USD 3 Month + 0.80%), 3.24%, 01/15/28		1,311	1,295,802
Series 2015-20A, Class DR, (LIBOR USD 3 Month + 2.40%), 4.84%, 01/15/28		1,750	1,624,950

Security	Par (000)		Value

Cayman Islands (continued)
Neuberger Berman CLO XX Ltd. (continued)
Series 2015-20A, Class ER, (LIBOR USD 3 Month + 5.00%), 7.44%, 01/15/28	USD	8,843	$7,665,511
Neuberger Berman Loan Advisers CLO 26 Ltd., Series 2017-26A, Class A, (LIBOR USD 3 Month + 1.17%), 3.62%, 10/18/30(a)(b)		9,050	8,977,323
Neuberger Berman Loan Advisers CLO 28 Ltd., Series 2018-28A, Class E, (LIBOR USD 3 Month + 5.60%), 8.07%, 04/20/30(a)(b)		450	386,950
Oaktree CLO Ltd.(a)(b):
Series 2015-1A, Class A1R, (LIBOR USD 3 Month + 0.87%), 3.34%, 10/20/27		5,380	5,357,117
Series 2015-1A, Class DR, (LIBOR USD 3 Month + 5.20%), 7.67%, 10/20/27		2,000	1,946,195
OCP CLO Ltd.(a)(b):
Series 2014-5A, Class A1R, (LIBOR USD 3 Month + 1.08%), 3.59%, 04/26/31		1,410	1,390,128
Series 2015-10A, Class BR, (LIBOR USD 3 Month + 1.85%), 4.36%, 10/26/27		1,750	1,735,471
Series 2015-8A, Class A1R, (LIBOR USD 3 Month + 0.85%), 3.30%, 04/17/27		6,229	6,169,210
Series 2016-12A, Class A1R, (LIBOR USD 3 Month + 1.12%), 3.56%, 10/18/28		7,793	7,745,202
Series 2016-12A, Class A2R, (LIBOR USD 3 Month + 1.60%), 4.04%, 10/18/28		1,500	1,476,667
Series 2016-12A, Class CR, (LIBOR USD 3 Month + 3.00%), 5.44%, 10/18/28		3,160	3,019,331
Series 2017-13A, Class D, (LIBOR USD 3 Month + 6.63%), 9.07%, 07/15/30		3,080	2,847,643
Series 2017-14A, Class B, (LIBOR USD 3 Month + 1.95%), 4.59%, 11/20/30		750	705,800
Octagon Investment Partners 18-R Ltd., Series 2018-18A, Class A1A, (LIBOR USD 3 Month + 0.96%), 3.40%, 04/16/31(a)(b)		14,800	14,565,114
Octagon Investment Partners 24 Ltd.(a)(b):
Series 2015-1A, Class A1R, (LIBOR USD 3 Month + 0.90%), 3.54%, 05/21/27		26,030	25,957,993
Series 2015-1A, Class A2AR, (LIBOR USD 3 Month + 1.35%), 3.99%, 05/21/27		7,280	7,086,488
Series 2015-1A, Class D, (LIBOR USD 3 Month + 5.50%), 8.14%, 05/21/27		3,060	3,001,503
Octagon Investment Partners 27 Ltd., Series 2016-1A, Class ER, (LIBOR USD 3 Month + 5.95%), 8.39%, 07/15/30(a)(b)		2,750	2,498,515
Octagon Investment Partners 30 Ltd., Series 2017-1A, Class D, (LIBOR USD 3 Month + 6.20%), 8.67%, 03/17/30(a)(b)		500	461,803
Octagon Investment Partners 31 LLC(a)(b):
Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.30%), 8.77%, 07/20/30		1,000	933,420
Series 2017-1A, Class F, (LIBOR USD 3 Month + 8.20%), 10.67%, 07/20/30		1,502	1,395,434
Octagon Investment Partners 33 Ltd., Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.19%), 3.66%, 01/20/31(a)(b)		1,625	1,615,118
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A1R2, (LIBOR USD 3 Month + 1.00%), 3.49%, 01/25/31(a)(b)		20,165	19,812,893
Octagon Investment Partners XXI Ltd.(a)(b):
Series 2014-1A, Class C, (LIBOR USD 3 Month + 3.65%), 6.26%, 11/14/26		7,475	7,468,934
Series 2014-1A, Class D, (LIBOR USD 3 Month + 6.60%), 9.21%, 11/14/26		4,900	4,915,076

CONSOLIDATED SCHEDULES OF INVESTMENTS	31

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class DRR, (LIBOR USD 3 Month + 2.75%), 5.22%, 01/22/30(a)(b)	USD	2,040	$1,878,899
Octagon Investment Partners XXIII Ltd.(a)(b):
Series 2015-1A, Class CR, (LIBOR USD 3 Month + 1.85%), 4.29%, 07/15/27		1,470	1,403,174
Series 2015-1A, Class ER, (LIBOR USD 3 Month + 5.75%), 8.19%, 07/15/27		3,130	2,938,576
OFSI Fund VI Ltd.(a)(b):
Series 2014-6A, Class A2R, (LIBOR USD 3 Month + 1.13%), 3.57%, 03/20/25		19,506	19,425,327
Series 2014-6A, Class CR, (LIBOR USD 3 Month + 2.50%), 4.94%, 03/20/25		5,030	4,833,879
OHA Credit Partners IX Ltd., Series 2013-9A, Class A1R, (LIBOR USD 3 Month + 1.01%), 3.48%, 10/20/25(a)(b)		502	501,751
OHA Credit Partners XIII Ltd., Series 2016-13A, Class E, (LIBOR USD 3 Month + 7.15%), 9.62%, 01/21/30(a)(b)		740	720,583
OHA Loan Funding Ltd.(a)(b):
Series 2013-2A, Class AR, (LIBOR USD 3 Month + 1.04%), 3.72%, 05/23/31		10,470	10,288,010
Series 2016-1A, Class D, (LIBOR USD 3 Month + 3.75%), 6.22%, 01/20/28		12,830	12,624,661
Series 2016-1A, Class E, (LIBOR USD 3 Month + 6.50%), 8.97%, 01/20/28		5,338	5,040,115
OZLM Funding III Ltd., Series 2013-3A, Class BR, (LIBOR USD 3 Month + 3.00%), 5.47%, 01/22/29(a)(b)		7,065	7,052,863
OZLM Funding IV Ltd.(a)(b):
Series 2013-4A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.72%, 10/22/30		9,540	9,489,733
Series 2013-4A, Class A2R, (LIBOR USD 3 Month + 1.70%), 4.17%, 10/22/30		960	945,279
OZLM Funding Ltd.:
Series 2012-1A, Class A1R2, (LIBOR USD 3 Month + 1.23%), 3.70%, 07/22/29(a)(b)		500	498,401
Series 2012-1X, Class SUB, 0.00%, 07/22/29(c)		10,140	4,195,435
OZLM VI Ltd., Series 2014-6A, Class SUB, 0.00%, 04/17/31(a)(c)		3,200	1,461,178
OZLM VIII Ltd.(a)(b):
Series 2014-8A, Class BRR, (LIBOR USD 3 Month + 2.20%), 4.66%, 10/17/29		4,750	4,609,767
Series 2014-8A, Class CRR, (LIBOR USD 3 Month + 3.15%), 5.61%, 10/17/29		4,735	4,411,005
OZLM XI Ltd.(a)(b):
Series 2015-11A, Class BR, (LIBOR USD 3 Month + 2.30%), 4.82%, 10/30/30		2,219	2,143,891
Series 2015-11A, Class CR, (LIBOR USD 3 Month + 3.60%), 6.12%, 10/30/30		3,876	3,767,640
OZLM XIV Ltd.(a)(b):
Series 2015-14A, Class A2AR, (LIBOR USD 3 Month + 1.70%), 4.14%, 01/15/29		9,690	9,581,413
Series 2015-14A, Class B1R, (LIBOR USD 3 Month + 2.10%), 4.54%, 01/15/29		8,870	8,570,487
Series 2015-14A, Class CR, (LIBOR USD 3 Month + 3.00%), 5.44%, 01/15/29		9,535	9,004,855
Series 2015-14A, Class DR, (LIBOR USD 3 Month + 5.80%), 8.24%, 01/15/29		4,340	3,915,649
OZLM XIX Ltd.(a)(b):
Series 2017-19A, Class A1, (LIBOR USD 3 Month + 1.22%), 3.66%, 11/22/30		2,250	2,240,031

Security	Par (000)		Value

Cayman Islands (continued)
OZLM XIX Ltd. (continued)
Series 2017-19A, Class D, (LIBOR USD 3 Month + 6.60%), 9.04%, 11/22/30	USD	2,000	$1,865,675
OZLM XV Ltd.(a)(b):
Series 2016-15A, Class A1, (LIBOR USD 3 Month + 1.49%), 3.96%, 01/20/29		7,880	7,877,473
Series 2016-15A, Class A2A, (LIBOR USD 3 Month + 2.10%), 4.57%, 01/20/29		2,920	2,901,427
Series 2016-15A, Class C, (LIBOR USD 3 Month + 4.00%), 6.47%, 01/20/29		1,560	1,548,552
Series 2016-15A, Class D, (LIBOR USD 3 Month + 7.15%), 9.62%, 01/20/29		1,560	1,512,134
OZLM XVIII Ltd., Series 2018-18A, Class SUB, 0.00%, 04/15/31(a)(c)		700	631,620
OZLM XX Ltd., Series 2018-20A, Class D, (LIBOR USD 3 Month + 5.80%), 8.27%, 04/20/31(a)(b)		740	663,302
OZLM XXI Ltd.(a)(b):
Series 2017-21A, Class B, (LIBOR USD 3 Month + 1.90%), 4.37%, 01/20/31		1,620	1,533,692
Series 2017-21A, Class D, (LIBOR USD 3 Month + 5.54%), 8.01%, 01/20/31		1,455	1,284,186
Palmer Square CLO Ltd.(a)(b):
Series 2014-1A, Class A1R2, (LIBOR USD 3 Month + 1.13%), 3.58%, 01/17/31		1,670	1,651,381
Series 2015-2A, Class CR, (LIBOR USD 3 Month + 3.70%), 6.17%, 07/20/30		420	411,167
Series 2015-2A, Class DR, (LIBOR USD 3 Month + 6.50%), 8.97%, 07/20/30		2,120	1,956,095
Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 3.47%, 04/18/31		5,910	5,806,385
Series 2018-2A, Class D, (LIBOR USD 3 Month + 5.60%), 7.86%, 07/16/31		1,860	1,636,106
Series 2018-3A, Class A2, (LIBOR USD 3 Month + 1.35%), 3.97%, 08/15/26		10,427	10,362,153
Palmer Square Loan Funding Ltd.(a):
Series 2017-1A, Class A2, (LIBOR USD 3 Month + 1.30%), 3.74%, 10/15/25(b)		4,220	4,221,665
Series 2018-4A, Class A1, (LIBOR USD 3 Month + 0.90%), 3.15%, 11/15/26(b)		8,000	7,998,710
Series 2018-4A, Class B, (LIBOR USD 3 Month + 1.90%), 4.15%, 11/15/26(b)		12,720	12,714,218
Series 2018-4A, Class C, (LIBOR USD 3 Month + 2.55%), 4.80%, 11/15/26(b)		7,050	6,696,228
Series 2018-5A, Class B, (LIBOR USD 3 Month + 1.90%), 4.37%, 01/20/27(b)		11,488	11,443,644
Series 2018-5A, Class C, (LIBOR USD 3 Month + 2.55%), 5.02%, 01/20/27(b)		7,255	7,222,631
Series 2018-5A, Class D, (LIBOR USD 3 Month + 4.25%), 6.72%, 01/20/27(b)		11,900	11,844,858
Series 2018-5A, Class SUB, (LIBOR USD 3 Month + 0.00%), 0.00%, 01/20/27		4,750	4,750,000
Parallel Ltd.(a)(b):
Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.85%), 3.32%, 07/20/27		4,810	4,762,704
Series 2015-1A, Class C1R, (LIBOR USD 3 Month + 1.75%), 4.22%, 07/20/27		1,670	1,609,247
Series 2015-1A, Class DR, (LIBOR USD 3 Month + 2.55%), 5.02%, 07/20/27		3,250	3,052,835
Park Avenue Institutional Advisers CLO Ltd.(a)(b):
Series 2016-1A, Class DR, (LIBOR USD 3 Month + 5.85%), 8.53%, 08/23/31		4,250	3,801,771
Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.22%), 3.83%, 11/14/29		8,065	8,036,074
Series 2017-1A, Class A2, (LIBOR USD 3 Month + 1.70%), 4.31%, 11/14/29		1,500	1,474,977

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
Park Avenue Institutional Advisers CLO Ltd. (continued)
Series 2017-1A, Class D, (LIBOR USD 3 Month + 6.22%), 8.83%, 11/14/29	USD	5,270	$4,849,724
Series 2018-1A, Class D, (LIBOR USD 3 Month + 6.15%), 8.64%, 10/20/31		6,500	5,920,432
Race Point IX CLO Ltd., Series 2015-9A, Class A1AR, (LIBOR USD 3 Month + 1.21%), 3.65%, 10/15/30(a)(b)		2,070	2,055,252
Regatta VI Funding Ltd.(a)(b):
Series 2016-1A, Class DR, (LIBOR USD 3 Month + 2.70%), 5.17%, 07/20/28		3,000	2,830,622
Series 2016-1A, Class ER, (LIBOR USD 3 Month + 5.00%), 7.47%, 07/20/28		3,000	2,778,904
Rockford Tower CLO Ltd.(a)(b):
Series 2017-1A, Class B, (LIBOR USD 3 Month + 1.80%), 4.24%, 04/15/29		4,420	4,421,920
Series 2017-1A, Class D, (LIBOR USD 3 Month + 3.25%), 5.69%, 04/15/29		6,860	6,530,404
Series 2017-1A, Class E, (LIBOR USD 3 Month + 5.40%), 7.84%, 04/15/29		7,800	6,847,198
Series 2017-2A, Class B, (LIBOR USD 3 Month + 1.75%), 4.19%, 10/15/29		5,700	5,615,002
Series 2017-2A, Class C, (LIBOR USD 3 Month + 2.30%), 4.74%, 10/15/29		1,250	1,212,647
Series 2017-2A, Class D, (LIBOR USD 3 Month + 3.45%), 5.89%, 10/15/29		5,360	5,153,557
Series 2017-2A, Class E, (LIBOR USD 3 Month + 6.08%), 8.52%, 10/15/29		7,140	6,489,529
Series 2017-3A, Class A, (LIBOR USD 3 Month + 1.19%), 3.66%, 10/20/30		18,245	18,042,573
Series 2017-3A, Class E, (LIBOR USD 3 Month + 5.75%), 8.22%, 10/20/30		5,555	4,962,874
Series 2018-1A, Class E, (LIBOR USD 3 Month + 5.85%), 8.49%, 05/20/31		740	663,868
Series 2018-2A, Class E, (LIBOR USD 3 Month + 6.00%), 8.43%, 10/20/31		1,690	1,526,800
Romark WM-R Ltd., Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 3.50%, 04/20/31(a)(b)		2,520	2,478,133
RR 2 Ltd.(a)(b):
Series 2017-2A, Class B, (LIBOR USD 3 Month + 2.00%), 4.44%, 10/15/29		500	481,609
Series 2017-2A, Class D, (LIBOR USD 3 Month + 6.20%), 8.64%, 10/15/29		1,340	1,233,579
RR Ltd., Series 2018-3A, Class A1R2, (LIBOR USD 3 Month + 1.09%), 3.53%, 01/15/30(a)(b)		10,605	10,436,845
Seneca Park CLO Ltd.(a):
Series 2014-1A, Class CR, (LIBOR USD 3 Month + 2.15%), 4.60%, 07/17/26(b)		2,000	1,989,238
Series 2014-1A, Class D, (LIBOR USD 3 Month + 3.50%), 5.95%, 07/17/26(b)		7,660	7,649,345
Series 2014-1A, Class SUB, 0.00%, 07/17/26(c)		2,000	303,400
Shackleton CLO Ltd., Series 2013-3A, Class AR, (LIBOR USD 3 Month + 1.12%), 3.56%, 07/15/30(a)(b)		8,880	8,781,977
Silver Creek CLO Ltd.(a)(b):
Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.24%), 3.71%, 07/20/30		3,750	3,739,471
Series 2014-1A, Class DR, (LIBOR USD 3 Month + 3.35%), 5.82%, 07/20/30		500	479,175
Series 2014-1A, Class E1R, (LIBOR USD 3 Month + 5.62%), 8.09%, 07/20/30		500	451,618

Security	Par (000)		Value

Cayman Islands (continued)
Sound Point CLO IX Ltd.(a)(b):
Series 2015-2A, Class DR, (LIBOR USD 3 Month + 2.65%), 5.12%, 07/20/27	USD	1,300	$1,242,573
Series 2015-2A, Class E, (LIBOR USD 3 Month + 5.50%), 7.97%, 07/20/27		1,300	1,272,783
Sound Point CLO X Ltd., Series 2015-3A, Class ER, (LIBOR USD 3 Month + 5.25%), 7.72%, 01/20/28(a)(b)		4,870	4,511,259
Sound Point CLO XII Ltd.(a)(b):
Series 2016-2A, Class A, (LIBOR USD 3 Month + 1.66%), 4.13%, 10/20/28		4,700	4,699,257
Series 2016-2A, Class D, (LIBOR USD 3 Month + 4.25%), 6.72%, 10/20/28		1,000	999,964
Series 2016-2A, Class E, (LIBOR USD 3 Month + 6.40%), 8.87%, 10/20/28		2,350	2,215,011
Sound Point CLO XIV Ltd.(a)(b):
Series 2016-3A, Class C, (LIBOR USD 3 Month + 2.65%), 5.13%, 01/23/29		1,560	1,536,145
Series 2016-3A, Class E, (LIBOR USD 3 Month + 6.65%), 9.13%, 01/23/29		1,710	1,615,040
Steele Creek CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.25%), 3.69%, 01/15/30(a)(b)		420	417,754
Symphony CLO XII Ltd., Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.03%), 3.47%, 10/15/25(a)(b)		932	927,372
Symphony CLO XIX Ltd., Series 2018-19A, Class A, (LIBOR USD 3 Month + 0.96%), 3.40%, 04/16/31(a)(b)		860	841,414
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, (LIBOR USD 3 Month + 0.88%), 3.32%, 04/15/28(a)(b)		5,170	5,129,268
Symphony CLO XVIII Ltd., Series 2016-18A, Class D, (LIBOR USD 3 Month + 4.00%), 6.48%, 01/23/28(a)(b)		750	731,428
TCI-Symphony CLO Ltd., Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.45%), 8.89%, 07/15/30(a)(b)		1,921	1,767,162
Thacher Park CLO Ltd., Series 2014-1A, Class D1R, (LIBOR USD 3 Month + 3.40%), 5.87%, 10/20/26(a)(b)		4,340	4,315,861
THL Credit Wind River CLO Ltd., Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.05%), 3.49%, 07/15/28(b)		1,500	1,492,638
TIAA CLO II Ltd., Series 2017-1A, Class E, (LIBOR USD 3 Month + 5.85%), 8.32%, 04/20/29(a)(b)		500	458,431
TIAA CLO III Ltd.(a)(b):
Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.15%), 3.59%, 01/16/31		269	264,977
Series 2017-2A, Class B, (LIBOR USD 3 Month + 1.50%), 3.94%, 01/16/31		750	718,324
TICP CLO VI Ltd., Series 2016-6A, Class E, (LIBOR USD 3 Month + 6.55%), 8.99%, 01/15/29(a)(b)		1,480	1,387,228
TICP CLO VII Ltd., Series 2017-7A, Class E, (LIBOR USD 3 Month + 6.51%), 8.95%, 07/15/29(a)(b)		6,830	6,386,648
Treman Park CLO Ltd., Series 2015-1A, Class DRR, (LIBOR USD 3 Month + 2.65%), 5.11%, 10/20/28(a)(b)		7,560	7,118,311
TRESTLES CLO II Ltd., Series 2018-2A, Class D, (LIBOR USD 3 Month + 5.75%), 8.08%, 07/25/31(a)(b)		1,860	1,665,155

CONSOLIDATED SCHEDULES OF INVESTMENTS	33

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
Triaxx Prime CDO Ltd., Series 2006-1A, Class A2, (LIBOR USD 3 Month + 0.45%), 3.19%, 03/03/39(a)(b)	USD	50,060	$3,369,038
Venture XXIV CLO Ltd., Series 2016-24A, Class E, (LIBOR USD 3 Month + 6.72%), 9.19%, 10/20/28(a)(b)		2,696	2,704,123
Venture XXVI CLO Ltd.(a)(b):
Series 2017-26A, Class D, (LIBOR USD 3 Month + 4.25%), 6.72%, 01/20/29		2,650	2,659,261
Series 2017-26A, Class E, (LIBOR USD 3 Month + 6.80%), 9.27%, 01/20/29		3,340	3,128,027
Vibrant CLO IV Ltd.(a)(b):
Series 2016-4A, Class C, (LIBOR USD 3 Month + 3.30%), 5.77%, 07/20/28		4,440	4,454,296
Series 2016-4A, Class D, (LIBOR USD 3 Month + 4.50%), 6.97%, 07/20/28		1,680	1,690,930
Vibrant CLO V Ltd., Series 2016-5A, Class A, (LIBOR USD 3 Month + 1.55%), 4.02%, 01/20/29(a)(b)		2,920	2,926,862
Vibrant CLO VII Ltd., Series 2017-7A, Class A1, (LIBOR USD 3 Month + 1.27%), 3.74%, 09/15/30(a)(b)		3,746	3,729,773
Voya CLO Ltd.(a)(b):
Series 2016-2A, Class D, (LIBOR USD 3 Month + 6.95%), 9.40%, 07/19/28		975	932,996
Series 2016-4A, Class E2, (LIBOR USD 3 Month + 6.65%), 9.12%, 07/20/29		750	710,155
Series 2017-4A, Class A1, (LIBOR USD 3 Month + 1.13%), 3.57%, 10/15/30		3,500	3,469,923
Wellfleet CLO Ltd., Series 2015-1A, Class DR, (LIBOR USD 3 Month + 2.80%), 5.27%, 10/20/27(a)(b)		5,750	5,476,447
West CLO Ltd.(a)(b):
Series 2013-1A, Class A1AR, (LIBOR USD 3 Month + 1.16%), 3.75%, 11/07/25		7,699	7,701,192
Series 2013-1A, Class C, (LIBOR USD 3 Month + 3.65%), 6.24%, 11/07/25		1,025	1,018,996
Westcott Park CLO Ltd.(a)(b):
Series 2016-1A, Class D, (LIBOR USD 3 Month + 4.35%), 6.82%, 07/20/28		985	994,961
Series 2016-1A, Class E, (LIBOR USD 3 Month + 7.20%), 9.67%, 07/20/28		4,420	4,300,343
York CLO-2 Ltd.(a)(b):
Series 2015-1A, Class AR, (LIBOR USD 3 Month + 1.15%), 3.62%, 01/22/31		1,751	1,732,587
Series 2015-1A, Class ER, (LIBOR USD 3 Month + 5.65%), 8.12%, 01/22/31		4,900	4,339,954
Series 2015-1A, Class F, (LIBOR USD 3 Month + 7.25%), 9.72%, 01/22/31		255	221,291
York CLO-3 Ltd.(a):
Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.25%), 3.72%, 10/20/29(b)		6,540	6,523,309
Series 2016-1A, Class BR, (LIBOR USD 3 Month + 1.75%), 4.22%, 10/20/29(b)		3,830	3,775,620
Series 2016-1A, Class DR, (LIBOR USD 3 Month + 3.60%), 6.07%, 10/20/29(b)		9,678	9,398,362
Series 2016-1A, Class ER, (LIBOR USD 3 Month + 6.40%), 8.87%, 10/20/29(b)		7,052	6,554,998
Series 2016-1A, Class FR, (LIBOR USD 3 Month + 7.25%), 9.72%, 10/20/29(b)		2,917	2,651,428
Series 2016-1A, Class SUB, 0.00%, 10/20/29(c)		9,100	6,663,627

Security	Par (000)		Value

Cayman Islands (continued)
York CLO-4 Ltd.(a):
Series 2016-2A, Class D, (LIBOR USD 3 Month + 4.10%), 6.57%, 01/20/30(b)	USD	2,140	$2,166,472
Series 2016-2A, Class E, (LIBOR USD 3 Month + 6.94%), 9.41%, 01/20/30(b)		6,180	5,936,861
Series 2016-2A, Class SUB, 0.00%, 01/20/30(c)		11,990	8,161,293

			1,852,080,048

France — 0.0%
FCT Noria(b):
Series 2018-1, Class D, (EURIBOR 1 Month + 1.50%), 1.13%, 06/25/38	EUR	1,700	1,907,283
Series 2018-1, Class E, (EURIBOR 1 Month + 2.65%), 2.28%, 06/25/38		1,800	2,043,776

			3,951,059

Ireland — 0.2%
Anchorage Capital Europe CLO 2 DAC, Series 2X, Class E, (EURIBOR 3 Month + 5.66%), 5.66%, 05/15/31(b)		980	1,049,964
Aqueduct European CLO DAC(b):
Series 2017-2X, Class B1, (EURIBOR 3 Month + 1.20%), 1.20%, 10/15/30		2,518	2,774,642
Series 2017-2X, Class E, (EURIBOR 3 Month + 4.40%), 4.40%, 10/15/30		534	537,588
Arbour CLO IV DAC, Series 4X, Class E, (EURIBOR 3 Month + 5.60%), 5.60%, 01/15/30(b)		1,100	1,222,983
Avoca(b):
Series 2018X, Class B1, (EURIBOR 3 Month + 1.25%), 1.25%, 04/15/31		5,800	6,426,990
Series 2018X, Class E, (EURIBOR 3 Month + 4.60%), 4.60%, 04/15/31		2,300	2,354,567
Avoca CLO XV DAC:
Series 15X, Class ER, (EURIBOR 3 Month + 4.13%), 4.13%, 04/15/31(b)		2,260	2,289,156
Series 15X, Class FR, (EURIBOR 3 Month + 5.84%), 5.84%, 04/15/31(b)		1,760	1,719,873
Series 15X, Class M1, 0.00%, 04/15/31(c)		3,100	2,880,505
BILB, Series 1X, Class A2A, (EURIBOR 3 Month + 1.30%), 1.30%, 07/20/31(b)		4,300	4,745,484
Bilbao CLO I DAC, Series 1X, Class D, (EURIBOR 3 Month + 4.73%), 4.73%, 07/20/31(b)		1,400	1,396,519
Cadogan Square CLO X DAC, Series 10X, Class M, 0.00%, 10/25/30(c)		600	612,824
Cadogan Square CLO XI DAC, Series 11X, Class C, (EURIBOR 3 Month + 1.85%), 1.85%, 02/15/31(b)		1,350	1,511,962
CVC Cordatus Loan Fund IV Ltd., Series 4X, Class SUB, (EURIBOR 6 Month + 0.00%), 0.00%, 01/24/28(b)		10,200	9,667,407
CVC Cordatus Loan Fund VI DAC, Series 6X, Class SUB, 0.00%, 04/15/32(c)		4,605	3,459,722
CVC Cordatus Loan Fund VIII DAC, Series 8X, Class E, (EURIBOR 3 Month + 5.70%), 5.70%, 04/23/30(b)		700	774,410
GLG Euro CLO IV DAC, Series 4X, Class E, (EURIBOR 3 Month + 4.27%), 4.27%, 05/15/31(b)		1,700	1,615,553
GLGE, Series 4X, (EURIBOR 3 Month + 1.05%), 1.05%, 10/15/30(b)(d)		3,581	4,076,262
Harvest CLO XVI DAC, Series 16X, Class ER, (EURIBOR 3 Month + 5.57%), 5.57%, 10/15/31(b)		880	941,261

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Ireland (continued)
Invesco Euro CLO I DAC, Series 1X, Class B, (EURIBOR 3 Month + 1.85%), 1.54%, 07/15/31(b)	USD	2,860	$3,276,845
OCP Euro CLO DAC(b):
Series 2017-2X, Class B, (EURIBOR 3 Month + 1.35%), 1.35%, 01/15/32		1,500	1,673,480
Series 2017-2X, Class E, (EURIBOR 3 Month + 5.00%), 5.00%, 01/15/32		897	944,056
Series 2017-2X, Class F, (EURIBOR 3 Month + 6.40%), 6.40%, 01/15/32		600	605,412
OCP Euro DAC, Series 2017-1X, Class E, (EURIBOR 3 Month + 5.35%), 5.35%, 06/18/30(b)		400	430,913
OZLME, Series 4X, Class B1, (EURIBOR 3 Month + 1.35%), 1.35%, 10/15/31(b)		2,890	3,209,331
Ozlme II DAC, Series 2X, Class E, (EURIBOR 3 Month + 4.90%), 4.90%, 10/15/30(b)		862	896,428
RFTE, (EURIBOR 3 Month + 1.03%), 1.03%, 12/20/31(b)		5,690	6,469,342
Small Business Origination Loan Trust DAC, Series 2018-1, Class B, (LIBOR GBP 1 Month + 1.25%), 1.98%, 12/15/26(b)	GBP	783	998,495
Voya Euro CLO I DAC, Series 1X, Class SUB, (EURIBOR 3 Month + 0.00%), 0.00%, 10/15/30	EUR	1,749	1,948,561

			70,510,535

Netherlands — 0.1%
ALME Loan Funding V BV, Series 5X, Class B1R, (EURIBOR 3 Month + 1.60%), 1.60%, 07/15/31(b)		2,900	3,280,686
Avoca CLO XIV Designated Activity Co.:
Series 14X, Class ER, (EURIBOR 3 Month + 4.70%), 4.70%, 01/12/31(b)		2,240	2,319,826
Series 14X, Class FR, (EURIBOR 3 Month + 6.35%), 6.35%, 01/12/31(b)		1,100	1,120,304
Series 14X, Class R, 0.00%, 01/12/31(c)		4,510	4,038,477
Cairn CLO IX BV:
Series 2018-9X, Class B1, (EURIBOR 3 Month + 1.00%), 1.00%, 03/21/32(b)		2,600	2,828,289
Series 2018-9X, Class M2, 0.00%, 03/21/32(c)		1,100	1,206,993
Dryden 46 Euro CLO BV, Series 2016-46X, Class E, (EURIBOR 3 Month + 5.75%), 5.75%, 01/15/30(b)		780	870,701
Dryden 56 Euro CLO BV, Series 2017-56X, Class E, (EURIBOR 3 Month + 4.72%), 4.72%, 01/15/32(b)		1,225	1,258,951
Halcyon Loan Advisors European Funding, Series 2018-1X, Class B1, (EURIBOR 3 Month + 1.48%), 1.48%, 10/18/31(b)		2,600	2,920,129
OZLME III DAC:
Series 3X, Class E, (EURIBOR 3 Month + 4.80%), 4.80%, 08/24/30(b)		1,000	1,034,912
Series 3X, Class SUB, 0.00%, 08/24/30(c)		3,000	2,798,437

			23,677,705

Portugal — 0.1%
Tagus, Sociedade De Titularizacao De Creditos SA, Series 4, Class SNR, 2.42%, 02/12/21		10,861	12,627,350
TAGUS-Sociedade de Titularizacao de Creditos SA, Series 5, Class SEN, 0.85%, 02/12/22		21,470	24,515,990

			37,143,340

Security	Par (000)		Value

United Kingdom — 0.2%
Motor plc:
Series 2016-1, Class C, 3.75%, 11/25/25	GBP	6,720	$8,612,138
Series 2016-1, Class D, 4.25%, 11/25/25		1,325	1,703,268
Series 2016-1, Class E, 5.25%, 11/25/25		1,112	1,434,322
Newday Funding plc(b):
Series 2017-1, Class C, (LIBOR GBP 1 Month + 1.90%), 2.63%, 07/15/25		3,800	4,849,665
Series 2017-1, Class D, (LIBOR GBP 1 Month + 2.25%), 2.98%, 07/15/25		3,900	4,988,806
PCL Funding II plc(b):
Series 2017-1, Class B, (LIBOR GBP 1 Month + 1.75%), 2.48%, 06/15/22		904	1,158,033
Series 2017-1, Class C, (LIBOR GBP 1 Month + 2.25%), 2.98%, 06/15/22		556	709,682
PCL Funding III plc(b):
Series 2017-2, Class B, (LIBOR GBP 1 Month + 1.40%), 2.13%, 06/15/23		821	1,045,408
Series 2017-2, Class C, (LIBOR GBP 1 Month + 1.85%), 2.58%, 06/15/23		635	803,837
Trafford Centre Finance Ltd. (The), Series B2, (LIBOR GBP 3 Month + 0.83%), 1.64%, 07/28/35(b)		3,400	3,717,730
Turbo Finance plc, Series 8, Class C, (LIBOR GBP 1 Month + 1.95%), 2.68%, 02/20/26(b)		1,275	1,601,289
Unique Pub Finance Co. plc (The), Series A4, 5.66%, 06/30/27		13,839	19,176,245

			49,800,423

United States — 5.3%
Accredited Mortgage Loan Trust, Series 2006-1, Class M2, (LIBOR USD 1 Month + 0.34%), 2.59%, 04/25/36(b)	USD	14,870	7,439,812
ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE4, Class A2A, (LIBOR USD 1 Month + 0.13%), 2.64%, 05/25/37(b)		8,399	2,415,806
ACE Securities Manufactured Housing Loan Trust, Series 2003-MH1, Class B2, 0.00%, 08/15/30(a)(d)		4,702	3,496,476
Ajax Mortgage Loan Trust(a):
Series 2017-D, Class A, 3.75%, 12/25/57		28,884	28,994,959
Series 2017-D, Class B, 0.00%, 12/25/57(c)(d)		4,572	2,057,345
Series 2018-A, Class A, 3.85%, 04/25/58(d)		30,501	29,280,755
Series 2018-A, Class B, 0.00%, 04/25/58(d)		7,327	4,029,843
Series 2018-D, Class B, 0.00%, 08/25/58(c)(d)		7,910	4,429,546
Series 2018-E, Class A, 4.38%, 06/25/58(c)		13,656	13,584,893
Series 2018-E, Class B, 5.25%, 06/25/58(c)		2,263	2,212,734
Series 2018-E, Class C, 0.00%, 06/25/58(c)		5,970	1,713,390
Series 2018-F, Class A, 4.38%, 11/25/58(c)		58,168	57,888,055
Series 2018-F, Class B, 5.25%, 11/25/58(c)		7,705	7,533,853
Series 2018-F, Class C, 0.00%, 11/25/58		19,858	8,285,810
Series 2018-G, Class A, 4.38%, 06/25/57(e)		47,460	47,241,575
Series 2018-G, Class B, 5.25%, 06/25/57(e)		5,510	5,385,844
Series 2018-G, Class C, 5.25%, 06/25/57		14,316	13,207,259
ALM VII R-2 Ltd., Series 2013-7R2A, Class CR2, (LIBOR USD 3 Month + 3.00%), 5.44%, 10/15/27(a)(b)		1,750	1,652,246
ALM XVII Ltd.(a)(b):
Series 2015-17A, Class A1AR, (LIBOR USD 3 Month + 0.93%), 3.37%, 01/15/28		250	247,924
Series 2015-17A, Class BR, (LIBOR USD 3 Month + 2.10%), 4.54%, 01/15/28		2,350	2,272,401
Series 2015-17A, Class CR, (LIBOR USD 3 Month + 2.80%), 5.24%, 01/15/28		2,530	2,400,429

CONSOLIDATED SCHEDULES OF INVESTMENTS	35

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
American Homes 4 Rent, Series 2015-SFR1, Class XS, 0.00%, 04/17/52(a)(c)	USD	23,277	$233
American Homes 4 Rent Trust, Series 2014-SFR2, Class E, 6.23%, 10/17/36(a)		8,624	9,495,818
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (LIBOR USD 1 Month + 0.48%), 2.99%, 05/25/35(b)		9,259	8,200,079
B2R Mortgage Trust(a):
Series 2015-1, Class A1, 2.52%, 05/15/48		1,328	1,313,227
Series 2015-2, Class A, 3.34%, 11/15/48		2,703	2,692,175
Series 2015-2, Class XA, 2.29%, 11/15/48(c)		32,616	978,479
BankAmerica Manufactured Housing Contract Trust(c):
Series 1997-2, Class B1, 7.07%, 02/10/22		4,500	3,764,381
Series 1998-2, Class B1, 7.93%, 12/10/25		8,475	5,497,770
Bayview Financial Revolving Asset Trust(a)(b):
Series 2004-B, Class A1, (LIBOR USD 1 Month + 1.00%), 3.51%, 05/28/39		31,024	26,758,072
Series 2004-B, Class A2, (LIBOR USD 1 Month + 1.30%), 3.81%, 05/28/39		1,720	1,084,565
Series 2005-A, Class A1, (LIBOR USD 1 Month + 1.00%), 3.51%, 02/28/40		7,778	7,472,554
Series 2005-E, Class A1, (LIBOR USD 1 Month + 1.00%), 3.51%, 12/28/40		3,750	3,477,253
BCMSC Trust(c):
Series 2000-A, Class A2, 7.58%, 06/15/30		7,777	2,525,116
Series 2000-A, Class A3, 7.83%, 06/15/30		7,219	2,423,044
Series 2000-A, Class A4, 8.29%, 06/15/30		12,361	4,392,615
Bear Stearns Asset-Backed Securities I Trust(b):
Series 2004-HE7, Class M2, (LIBOR USD 1 Month + 1.73%), 4.23%, 08/25/34		657	651,142
Series 2006-EC2, Class M2, (LIBOR USD 1 Month + 0.63%), 3.14%, 02/25/36		2,709	2,683,222
Series 2006-HE1, Class 1M4, (LIBOR USD 1 Month + 0.68%), 3.19%, 12/25/35		5,055	5,988,669
Series 2006-HE7, Class 1A2, (LIBOR USD 1 Month + 0.17%), 2.68%, 09/25/36		6,876	7,821,550
Series 2007-FS1, Class 1A3, (LIBOR USD 1 Month + 0.17%), 2.68%, 05/25/35		5,377	5,626,937
Series 2007-HE1, Class 21A2, (LIBOR USD 1 Month + 0.16%), 2.67%, 01/25/37		3,450	3,376,411
Series 2007-HE2, Class 1A4, (LIBOR USD 1 Month + 0.32%), 2.83%, 03/25/37		2,901	2,127,304
Series 2007-HE2, Class 22A, (LIBOR USD 1 Month + 0.14%), 2.65%, 03/25/37		4,477	4,394,191
Series 2007-HE2, Class 23A, (LIBOR USD 1 Month + 0.14%), 2.65%, 03/25/37		8,534	8,600,514
Series 2007-HE3, Class 1A3, (LIBOR USD 1 Month + 0.25%), 2.76%, 04/25/37		2,987	3,108,925
Series 2007-HE3, Class 1A4, (LIBOR USD 1 Month + 0.35%), 2.86%, 04/25/37		18,911	14,816,415
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, (LIBOR USD 1 Month + 1.20%), 3.52%, 01/25/36(b)		638	634,611
Bear Stearns Second Lien Trust, Series 2007-SV1A, Class M1, (LIBOR USD 1 Month + 1.20%), 3.71%, 01/25/36(a)(b)		4,101	4,015,316
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-4X, Class INC, 0.00%, 01/20/29(c)		2,508	1,676,939
Series 2013-2A, Class AR, (LIBOR USD 3 Month + 0.89%), 3.33%, 01/18/29(a)(b)		3,630	3,591,153

Security	Par (000)		Value

United States (continued)
Carrington Mortgage Loan Trust(b):
Series 2006-FRE1, Class A4, (LIBOR USD 1 Month + 0.25%), 2.76%, 04/25/36	USD	9,244	$7,558,388
Series 2006-FRE2, Class A2, (LIBOR USD 1 Month + 0.12%), 2.63%, 10/25/36		3,773	2,761,095
Series 2006-FRE2, Class A3, (LIBOR USD 1 Month + 0.16%), 2.67%, 10/25/36		10,367	7,620,045
Series 2006-FRE2, Class A5, (LIBOR USD 1 Month + 0.08%), 2.59%, 10/25/36		4,425	3,224,337
Series 2006-NC1, Class M2, (LIBOR USD 1 Month + 0.42%), 2.93%, 01/25/36		1,620	1,234,012
Series 2006-NC3, Class A4, (LIBOR USD 1 Month + 0.24%), 2.75%, 08/25/36		9,267	6,942,211
Series 2006-NC4, Class A3, (LIBOR USD 1 Month + 0.16%), 2.67%, 10/25/36		3,287	3,060,190
Series 2006-NC5, Class A3, (LIBOR USD 1 Month + 0.15%), 2.66%, 01/25/37		2,500	1,912,071
Series 2007-RFC1, Class A4, (LIBOR USD 1 Month + 0.22%), 2.73%, 10/25/36		5,940	3,999,331
C-BASS Trust:
Series 2006-CB7, Class A4, (LIBOR USD 1 Month + 0.16%), 2.67%, 10/25/36(b)		1,928	1,458,880
Series 2007-CB1, Class AF4, 3.58%, 01/25/37(e)		1,259	573,271
Series 2007-CB5, Class A2, (LIBOR USD 1 Month + 0.17%), 2.49%, 04/25/37(b)		2,999	2,218,554
Citicorp Residential Mortgage Trust, Series 2007-2, Class M1, 5.13%, 06/25/37(e)		7,650	7,188,833
Citigroup Mortgage Loan Trust(b):
Series 2007-AHL2, Class A3B, (LIBOR USD 1 Month + 0.20%), 2.71%, 05/25/37		19,861	14,684,926
Series 2007-AHL2, Class A3C, (LIBOR USD 1 Month + 0.27%), 2.78%, 05/25/37		9,022	6,728,152
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH4, Class M3, (LIBOR USD 1 Month + 0.32%), 2.83%, 11/25/36(b)		7,880	6,645,232
Conseco Finance Corp.:
Series 1996-10, Class B1, 7.24%, 11/15/28(c)		3,726	3,042,137
Series 1997-3, Class M1, 7.53%, 03/15/28(c)		6,524	6,463,659
Series 1997-6, Class M1, 7.21%, 01/15/29(c)		4,897	4,891,696
Series 1998-4, Class M1, 6.83%, 04/01/30(c)		1,008	898,778
Series 1998-6, Class M1, 6.63%, 06/01/30(c)		3,019	2,801,574
Series 1998-8, Class A1, 6.28%, 09/01/30		3,707	3,916,715
Series 1998-8, Class M1, 6.98%, 09/01/30(c)		7,547	6,461,450
Series 1999-5, Class A5, 7.86%, 03/01/30(c)		4,831	3,446,448
Series 1999-5, Class A6, 7.50%, 03/01/30(c)		3,537	2,443,108
Conseco Finance Securitizations Corp.:
Series 2000-1, Class A5, 8.06%, 09/01/29(c)		4,640	2,159,233
Series 2000-4, Class A5, 7.97%, 05/01/32		16,335	7,140,971
Series 2000-4, Class A6, 8.31%, 05/01/32(c)		5,768	2,627,180
Series 2000-5, Class A6, 7.96%, 05/01/31		6,908	4,025,470
Series 2000-5, Class A7, 8.20%, 05/01/31		12,579	7,529,036
Countrywide Asset-Backed Certificates:
Series 2006-S3, Class A4, 6.63%, 01/25/29(e)		1,674	1,777,982
Series 2007-S3, Class A3, (LIBOR USD 1 Month + 0.38%), 2.89%, 05/25/37(b)		8,265	7,678,355
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B, 2.50%, 01/25/30(a)		6,775	6,343,224

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Credit-Based Asset Servicing & Securitization LLC:
Series 2006-CB2, Class AF4, 3.46%, 12/25/36(e)	USD	1,490	$1,336,045
Series 2006-MH1, Class B1, 6.25%, 10/25/36(a)(e)		2,397	2,402,567
Series 2006-SL1, Class A2, 5.56%, 09/25/36(a)(e)		13,638	2,178,582
Series 2007-CB6, Class A4, (LIBOR USD 1 Month + 0.34%), 2.85%, 07/25/37(a)(b)		2,342	1,522,381
Series 2007-RP1, Class A, (LIBOR USD 1 Month + 0.31%), 2.82%, 05/25/46(a)(b)		5,020	4,345,560
CSMC Trust, Series 2017-1, Class A, 4.50%, 03/25/21(c)		15,015	15,033,272
CWABS Asset-Backed Certificates Trust:
Series 2005-16, Class 1AF, 5.69%, 05/25/36(c)		11,135	10,830,889
Series 2005-16, Class 2AF3, 5.67%, 05/25/36(c)		2,475	2,412,869
Series 2005-17, Class 1AF4, 6.05%, 05/25/36(e)		7,527	7,347,447
Series 2006-11, Class 3AV2, (LIBOR USD 1 Month + 0.16%), 2.67%, 09/25/46(b)		874	855,890
CWABS Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, (LIBOR USD 1 Month + 0.27%), 2.73%, 03/15/34(b)		865	820,233
CWHEQ Home Equity Loan Trust:
Series 2006-S2, Class A3, 5.84%, 07/25/27		440	684,661
Series 2006-S5, Class A4, 5.84%, 06/25/35		363	618,771
Series 2006-S5, Class A5, 6.16%, 06/25/35		2,754	2,939,143
Series 2007-S1, Class A3, 5.81%, 11/25/36(c)		420	419,565
CWHEQ Revolving Home Equity Loan Resuritization Trust(a)(b):
Series 2006-RES, Class 4Q1B, (LIBOR USD 1 Month + 0.30%), 2.76%, 12/15/33(d)		87	81,523
Series 2006-RES, Class 5B1A, (LIBOR USD 1 Month + 0.19%), 2.65%, 05/15/35		1,414	1,311,662
Series 2006-RES, Class 5B1B, (LIBOR USD 1 Month + 0.19%), 2.65%, 05/15/35(d)		966	925,072
Series 2006-RES, Class 5F1A, (LIBOR USD 1 Month + 0.24%), 2.70%, 12/15/35		3,409	3,339,231
CWHEQ Revolving Home Equity Loan Trust(b):
Series 2005-B, Class 2A, (LIBOR USD 1 Month + 0.18%), 2.64%, 05/15/35		3,124	3,003,502
Series 2006-C, Class 2A, (LIBOR USD 1 Month + 0.18%), 2.64%, 05/15/36		10,808	10,407,473
Series 2006-H, Class 1A, (LIBOR USD 1 Month + 0.15%), 2.61%, 11/15/36		5,890	4,815,789
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44(a)		38,119	38,928,311
Dorchester Park CLO Ltd.(a)(b):
Series 2015-1A, Class BR, (LIBOR USD 3 Month + 1.45%), 3.92%, 04/20/28		4,243	4,169,729
Series 2015-1A, Class CR, (LIBOR USD 3 Month + 1.75%), 4.22%, 04/20/28		1,860	1,764,928
Finance of America Structured Securities Trust, Series 2018-HB1, Class M5, 6.00%, 09/25/28(a)(c)(d)		3,915	3,752,136
First Franklin Mortgage Loan Trust(b):
Series 2004-FFH3, Class M3, (LIBOR USD 1 Month + 1.05%), 3.56%, 10/25/34		2,818	2,501,443
Series 2006-FF16, Class 2A4, (LIBOR USD 1 Month + 0.21%), 2.72%, 12/25/36		7,368	4,364,271

Security	Par (000)		Value

United States (continued)
Fremont Home Loan Trust(b):
Series 2006-3, Class 1A1, (LIBOR USD 1 Month + 0.14%), 2.65%, 02/25/37	USD	19,591	$15,037,898
Series 2006-3, Class 2A3, (LIBOR USD 1 Month + 0.17%), 2.68%, 02/25/37		7,291	3,733,551
GAM Resecuritization Trust, Series 2018-B, Class A1, 3.50%, 01/27/27(a)(c)(d)		18,895	18,895,205
GE-WMC Asset-Backed Pass-Through Certificates(b):
Series 2005-2, Class A2C, (LIBOR USD 1 Month + 0.25%), 2.76%, 12/25/35		1,265	1,256,129
Series 2005-2, Class M1, (LIBOR USD 1 Month + 0.44%), 2.95%, 12/25/35		13,819	7,976,850
GE-WMC Mortgage Securities Trust(b):
Series 2006-1, Class A2B, (LIBOR USD 1 Month + 0.15%), 2.66%, 08/25/36		53,571	32,738,237
Series 2006-1, Class A2C, (LIBOR USD 1 Month + 0.24%), 2.75%, 08/25/36		1,336	834,981
Greenpoint Manufactured Housing(c):
Series 1999-5, Class M1B, 8.29%, 12/15/29		3,550	3,758,912
Series 1999-5, Class M2, 9.23%, 12/15/29		4,106	3,352,477
GSAA Home Equity Trust, Series 2007-2, Class AF3, 5.92%, 03/25/37(c)		1,700	591,803
GSAMP Trust(b):
Series 2006-FM2, Class A2B, (LIBOR USD 1 Month + 0.12%), 2.63%, 09/25/36		9,830	4,597,579
Series 2007-H1, Class A1B, (LIBOR USD 1 Month + 0.20%), 2.71%, 01/25/47		4,373	2,756,572
Series 2007-HS1, Class M6, (LIBOR USD 1 Month + 2.25%), 4.76%, 02/25/47		3,414	3,450,689
Home Equity Asset Trust, Series 2007-1, Class 2A3, (LIBOR USD 1 Month + 0.15%), 2.66%, 05/25/37(b)		6,615	5,387,891
Home Equity Mortgage Loan Asset-Backed Trust(b):
Series 2004-A, Class M2, (LIBOR USD 1 Month + 2.03%), 4.53%, 07/25/34		1,953	1,945,347
Series 2007-A, Class 2A2, (LIBOR USD 1 Month + 0.19%), 2.70%, 04/25/37		5,832	4,315,192
Series 2007-B, Class 2A3, (LIBOR USD 1 Month + 0.20%), 2.71%, 07/25/37		9,066	5,667,870
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.87%, 07/25/36(e)		11,147	3,710,687
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, (LIBOR USD 1 Month + 0.72%), 3.18%, 04/15/36(b)		5,725	5,249,849
Home Partners of America Trust, Series 2016-2, Class A, (LIBOR USD 1 Month + 1.15%), 3.61%, 10/17/33(a)(b)		2,269	2,271,583
Invitation Homes Trust(a)(b):
Series 2018-SFR1, Class E, (LIBOR USD 1 Month + 2.00%), 4.46%, 03/17/37		1,084	1,069,592
Series 2018-SFR1, Class F, (LIBOR USD 1 Month + 2.50%), 4.96%, 03/17/37		3,510	3,481,767
Series 2018-SFR3, Class A, (LIBOR USD 1 Month + 1.00%), 3.46%, 07/17/37		7,900	7,854,339
Series 2018-SFR3, Class E, (LIBOR USD 1 Month + 2.00%), 4.46%, 07/17/37		6,617	6,550,224
Irwin Home Equity Loan Trust(a):
Series 2006-3, Class 2A3, 6.53%, 09/25/37(e)		1,990	1,932,078
Series 2006-P1, Class 1A, (LIBOR USD 1 Month + 0.28%), 2.79%, 12/25/36(b)		382	363,945

CONSOLIDATED SCHEDULES OF INVESTMENTS	37

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
JPMorgan Mortgage Acquisition Trust, Series 2006-CW1, Class M1, (LIBOR USD 1 Month + 0.27%), 2.78%, 05/25/36(b)	USD	3,380	$3,201,912
KKR CLO 22 Ltd., Series 22A, Class E, (LIBOR USD 3 Month + 6.00%), 8.37%, 07/20/31(a)(b)		1,866	1,686,528
Lehman ABS Manufactured Housing Contract Trust:
Series 2001-B, Class M1, 6.63%, 04/15/40(c)		19,863	20,805,031
Series 2002-A, Class C, 0.00%, 06/15/33		1,383	1,088,474
Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A1, (LIBOR USD 1 Month + 0.09%), 2.60%, 06/25/37(a)(b)		1,458	1,034,079
Lendmark Funding Trust(a):
Series 2017-1A, Class A, 2.83%, 12/22/25		45,440	44,833,281
Series 2017-1A, Class B, 3.77%, 12/22/25		2,200	2,189,472
Series 2017-2A, Class A, 2.80%, 05/20/26		50,050	49,189,610
Series 2017-2A, Class B, 3.38%, 05/20/26		1,840	1,809,342
Series 2018-1A, Class A, 3.81%, 12/21/26		3,733	3,725,952
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/30/27(d)		17,653	17,573,670
Long Beach Mortgage Loan Trust(b):
Series 2006-2, Class 1A, (LIBOR USD 1 Month + 0.18%), 2.69%, 03/25/46		18,506	13,775,308
Series 2006-3, Class 2A3, (LIBOR USD 1 Month + 0.18%), 2.69%, 05/25/46		13,066	5,240,931
Series 2006-3, Class 2A4, (LIBOR USD 1 Month + 0.27%), 2.78%, 05/25/46		4,584	1,868,434
Series 2006-4, Class 2A3, (LIBOR USD 1 Month + 0.16%), 2.67%, 05/25/36		29,010	13,011,863
Series 2006-4, Class 2A4, (LIBOR USD 1 Month + 0.26%), 2.77%, 05/25/36		6,704	3,061,899
Series 2006-5, Class 2A3, (LIBOR USD 1 Month + 0.15%), 2.66%, 06/25/36		11,106	6,131,087
Series 2006-7, Class 2A3, (LIBOR USD 1 Month + 0.16%), 2.67%, 08/25/36		18,140	9,510,066
Series 2006-8, Class 2A3, (LIBOR USD 1 Month + 0.16%), 2.67%, 09/25/36		8,100	3,134,587
Series 2006-9, Class 2A2, (LIBOR USD 1 Month + 0.11%), 2.62%, 10/25/36		4,318	1,848,351
Series 2006-9, Class 2A3, (LIBOR USD 1 Month + 0.16%), 2.67%, 10/25/36		30,380	13,085,900
Series 2006-9, Class 2A4, (LIBOR USD 1 Month + 0.23%), 2.74%, 10/25/36		5,775	2,508,869
Series 2006-10, Class 2A2, (LIBOR USD 1 Month + 0.11%), 2.62%, 11/25/36		1,626	670,031
Series 2006-10, Class 2A3, (LIBOR USD 1 Month + 0.16%), 2.67%, 11/25/36		16,607	6,895,980
Series 2006-10, Class 2A4, (LIBOR USD 1 Month + 0.22%), 2.73%, 11/25/36		8,893	3,726,432
Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class B2, (LIBOR USD 1 Month + 3.25%), 5.76%, 03/25/32(b)		4,980	5,068,244
MASTR Asset-Backed Securities Trust(b):
Series 2006-AM2, Class A4, (LIBOR USD 1 Month + 0.26%), 2.77%, 06/25/36(a)		6,118	4,763,781
Series 2006-HE2, Class A3, (LIBOR USD 1 Month + 0.15%), 2.66%, 06/25/36		5,245	2,846,835
Series 2007-HE1, Class A4, (LIBOR USD 1 Month + 0.28%), 2.79%, 05/25/37		5,000	4,218,204
MASTR Specialized Loan Trust, Series 2006-3, Class A, (LIBOR USD 1 Month + 0.26%), 2.77%, 06/25/46(a)(b)		1,998	1,868,276

Security	Par (000)		Value

United States (continued)
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C, (LIBOR USD 1 Month + 0.24%), 2.75%, 05/25/37(b)	USD	5,650	$3,778,321
Merrill Lynch Mortgage Investors Trust(b):
Series 2006-OPT1, Class M1, (LIBOR USD 1 Month + 0.26%), 2.77%, 08/25/37		1,294	403,677
Series 2006-RM3, Class A2B, (LIBOR USD 1 Month + 0.09%), 2.60%, 06/25/37		3,173	948,062
Morgan Stanley ABS Capital I, Inc. Trust(b):
Series 2005-HE5, Class M4, (LIBOR USD 1 Month + 0.87%), 3.38%, 09/25/35		11,246	4,866,212
Series 2007-NC1, Class A1, (LIBOR USD 1 Month + 0.13%), 2.64%, 11/25/36		36,601	21,780,929
Morgan Stanley Mortgage Loan Trust, Series 2007-9SL, Class A, (LIBOR USD 1 Month + 0.32%), 2.83%, 07/25/37(b)		3,769	3,560,487
Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV3, (LIBOR USD 1 Month + 0.18%), 2.69%, 06/25/37(b)		790	784,820
Navient Private Education Loan Trust(a):
Series 2014-AA, Class B, 3.50%, 08/15/44		14,970	14,680,867
Series 2014-CTA, Class B, (LIBOR USD 1 Month + 1.75%), 4.21%, 10/17/44(b)		21,595	21,877,793
Series 2015-AA, Class B, 3.50%, 12/15/44		10,722	10,456,716
Series 2015-CA, Class B, 3.25%, 05/15/40		6,130	6,123,050
Series 2016-AA, Class B, 3.50%, 12/16/58(c)		7,740	7,394,189
Navient Private Education Refi Loan Trust, Series 2018-DA, Class A2A, 4.00%, 12/15/59(a)		21,270	21,747,188
Navient Student Loan Trust, Series 2018-EA, Class A2, 4.00%, 12/15/59(a)		14,010	14,316,953
Nomura Asset Acceptance Corp., Series 2006-S5, Class A1, (LIBOR USD 1 Month + 0.40%), 2.91%, 10/25/36(a)(b)		503	449,160
Oakwood Mortgage Investors, Inc.(c):
Series 2001-D, Class A2, 5.26%, 01/15/19		2,621	1,953,337
Series 2001-D, Class A4, 6.93%, 09/15/31		2,143	1,817,901
OneMain Financial Issuance Trust(a):
Series 2015-1A, Class C, 5.12%, 03/18/26		11,400	11,509,945
Series 2015-2A, Class B, 3.10%, 07/18/25		9,068	9,063,389
Series 2015-2A, Class C, 4.32%, 07/18/25		32,030	32,052,242
Series 2016-1A, Class B, 4.57%, 02/20/29		2,740	2,771,846
Option One Mortgage Loan Trust:
Series 2006-3, Class 1A1, (LIBOR USD 1 Month + 0.14%), 2.65%, 02/25/37(b)		2,465	1,784,068
Series 2007-CP1, Class 2A3, (LIBOR USD 1 Month + 0.21%), 2.72%, 03/25/37(b)		6,755	4,417,994
Series 2007-FXD1, Class 1A1, 5.87%, 01/25/37(e)		8,622	8,040,580
Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37(e)		21,380	19,993,837
Series 2007-FXD2, Class 1A1, 5.82%, 03/25/37(e)		34,902	34,177,352
Origen Manufactured Housing Contract Trust:
Series 2001-A, Class M1, 7.82%, 03/15/32(c)		4,644	4,571,162
Series 2007-B, Class A1, (LIBOR USD 1 Month + 1.20%), 3.66%, 10/15/37(a)(b)(d)		6,777	6,573,478
Ownit Mortgage Loan Trust, Series 2006-2, Class A2C, 6.00%, 01/25/37(e)		5,324	4,866,313
Progress Residential Trust(a):
Series 2015-SFR2, Class A, 2.74%, 06/12/32		9,692	9,568,982

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Progress Residential Trust (continued)
Series 2015-SFR3, Class F, 6.64%, 11/12/32	USD	2,110	$2,155,499
Series 2016-SFR2, Class E, (LIBOR USD 1 Month + 3.55%), 6.01%, 01/17/34(b)		2,476	2,475,984
Series 2017-SFR1, Class A, 2.77%, 08/17/34		7,017	6,884,145
Series 2018-SFR1, Class F, 4.78%, 03/17/35		4,287	4,246,293
Series 2018-SFR2, Class E, 4.66%, 08/17/35		2,350	2,337,866
Series 2018-SFR2, Class F, 4.95%, 08/17/35		2,873	2,835,116
PRPM LLC, Series 2017-1A, Class A1, 4.25%, 01/25/22(a)(e)		657	655,265
RAMP Trust(b):
Series 2006-RS6, Class A4, (LIBOR USD 1 Month + 0.27%), 2.78%, 11/25/36		18,308	15,277,842
Series 2007-RS1, Class A3, (LIBOR USD 1 Month + 0.17%), 2.68%, 02/25/37		5,639	2,887,342
SACO I Trust, Series 2006-9, Class A1, (LIBOR USD 1 Month + 0.30%), 2.81%, 08/25/36(b)		2,140	2,082,636
Saxon Asset Securities Trust, Series 2007-1, Class M1, (LIBOR USD 1 Month + 0.29%), 2.80%, 01/25/47(b)		3,502	2,363,471
Securitized Asset-Backed Receivables LLC Trust(b):
Series 2006-WM4, Class A1, (LIBOR USD 1 Month + 0.19%), 2.70%, 11/25/36(a)		7,898	4,647,227
Series 2006-WM4, Class A2A, (LIBOR USD 1 Month + 0.08%), 2.59%, 11/25/36		3,735	1,439,797
Series 2006-WM4, Class A2C, (LIBOR USD 1 Month + 0.16%), 2.67%, 11/25/36		11,180	4,356,126
Security National Mortgage Loan Trust, Series 2007-1A, Class 2A, (LIBOR USD 1 Month + 0.35%), 2.86%, 04/25/37(a)(b)		2,312	2,271,902
SG Mortgage Securities Trust(b):
Series 2006-FRE2, Class A2C, (LIBOR USD 1 Month + 0.16%), 2.67%, 07/25/36		2,660	838,537
Series 2006-OPT2, Class A3D, (LIBOR USD 1 Month + 0.21%), 2.72%, 10/25/36		4,623	3,625,032
SLM Private Credit Student Loan Trust(b):
Series 2004-A, Class A3, (LIBOR USD 3 Month + 0.40%), 3.19%, 06/15/33		20,846	20,653,240
Series 2004-B, Class A3, (LIBOR USD 3 Month + 0.33%), 3.12%, 03/15/24		26,821	26,720,289
Series 2004-B, Class B, (LIBOR USD 3 Month + 0.47%), 3.26%, 09/15/33		3,480	3,451,259
Series 2005-B, Class B, (LIBOR USD 3 Month + 0.40%), 3.19%, 06/15/39		11,052	10,886,760
Series 2006-B, Class A5, (LIBOR USD 3 Month + 0.27%), 3.06%, 12/15/39		2,762	2,709,938
Series 2006-BW, Class A5, (LIBOR USD 3 Month + 0.20%), 2.99%, 12/15/39		2,815	2,764,365
SLM Private Education Loan Trust(a):
Series 2013-A, Class B, 2.50%, 03/15/47		17,440	17,352,486
Series 2013-B, Class B, 3.00%, 05/16/44		15,415	15,351,182
Series 2013-C, Class B, 3.50%, 06/15/44		19,840	19,779,488
Series 2014-A, Class B, 3.50%, 11/15/44		16,505	16,541,904
SMB Private Education Loan Trust(a):
Series 2015-B, Class B, 3.50%, 12/17/40		10,350	10,065,401
Series 2015-C, Class B, 3.50%, 09/15/43		10,210	10,025,941
Series 2017-B, Class A2A, 2.82%, 10/15/35		30,430	29,762,862
Series 2017-B, Class A2B, (LIBOR USD 1 Month + 0.75%), 3.21%, 10/15/35(b)		3,340	3,319,452

Security	Par (000)		Value

United States (continued)
SMB Private Education Loan Trust (continued)
Series 2018-A, Class A2B, (LIBOR USD 1 Month + 0.80%), 3.26%, 02/15/36(b)	USD	25,740	$25,541,882
Soundview Home Loan Trust, Series 2004-WMC1, Class M2, (LIBOR USD 1 Month + 0.80%), 3.30%, 01/25/35(b)		175	166,526
SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.05%, 04/25/29(a)		31,074	30,773,193
Springleaf Funding Trust(a):
Series 2015-AA, Class B, 3.62%, 11/15/24		29,600	29,552,447
Series 2016-AA, Class B, 3.80%, 11/15/29		1,660	1,657,522
Stanwich Mortgage Loan Co. LLC, Series 2017-NPB1, Class A1, 3.60%, 05/17/22(a)(d)(e)		27,649	27,536,687
Strata CLO I Ltd.(a):
Series 2018-1A, Class E, (LIBOR USD 3 Month + 7.08%), 3.49%, 01/15/31(b)		1,690	1,639,300
Series 2018-1A, Class SUB, 0.00%, 01/15/31(c)		7,680	6,528,000
Thayer Park CLO Ltd., Series 2017-1A, Class D, (LIBOR USD 3 Month + 6.10%), 8.57%, 04/20/29(a)(b)		805	730,759
Tricon American Homes Trust(a):
Series 2017-SFR2, Class F, 5.10%, 01/17/36		5,382	5,411,380
Series 2018-SFR1, Class E, 4.56%, 05/17/37		2,360	2,329,585
Series 2018-SFR1, Class F, 4.96%, 05/17/37		1,630	1,623,110
Velocity Commercial Capital Loan Trust:
Series 2016-2, Class M1, 3.66%, 10/25/46(c)		1,094	1,101,567
Series 2016-2, Class M2, 4.46%, 10/25/46(c)		589	589,263
Series 2017-1, Class M2, (LIBOR USD 1 Month + 0.00%), 4.45%, 05/25/47(a)		1,110	1,095,771
Series 2017-1, Class M3, (LIBOR USD 1 Month + 0.00%), 5.35%, 05/25/47(a)		1,110	1,113,615
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, (LIBOR USD 1 Month + 0.13%), 2.64%, 07/25/37(a)(b)		8,310	7,950,530
WaMu Asset-Backed Certificates Trust(b):
Series 2007-HE2, Class 2A3, (LIBOR USD 1 Month + 0.25%), 2.76%, 04/25/37		26,053	13,373,109
Series 2007-HE2, Class 2A4, (LIBOR USD 1 Month + 0.36%), 2.87%, 04/25/37		2,792	1,449,999
Washington Mutual Asset-Backed CertificatesTrust(b):
Series 2006-HE4, Class 2A2, (LIBOR USD 1 Month + 0.18%), 2.69%, 09/25/36		16,849	7,926,748
Series 2006-HE5, Class 1A, (LIBOR USD 1 Month + 0.16%), 2.66%, 10/25/36		6,566	5,343,217
Series 2006-HE5, Class 2A2, (LIBOR USD 1 Month + 0.18%), 2.69%, 10/25/36		21,543	10,457,941
Series 2007-HE2, Class 2A2, (LIBOR USD 1 Month + 0.22%), 2.73%, 02/25/37		15,845	6,781,305
World Financial Network Credit Card Master Trust, Series 2012-D, Class B, 3.34%, 04/17/23		4,080	4,078,862
Yale Mortgage Loan Trust, Series 2007-1, Class A, (LIBOR USD 1 Month + 0.40%), 2.91%, 06/25/37(a)(b)		6,831	2,811,318

			1,813,341,933

Total Asset-Backed Securities — 11.4% (Cost: $3,969,400,771)			3,850,505,043

CONSOLIDATED SCHEDULES OF INVESTMENTS	39

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks — 0.5%

Canada — 0.0%
Northern Graphite Corp.(f)		435,208	$47,818

Germany — 0.0%
Aroundtown SA		310,658	2,577,205

Indonesia — 0.0%
Bumi Resources Tbk. PT(f)		71,977,838	516,471

Italy — 0.0%
Intesa Sanpaolo SpA		233,143	519,121
UniCredit SpA		521,200	5,903,583

			6,422,704

Luxembourg — 0.0%(d)(f)(g)
Concrete Investment I SCA		36,201	632,529
Concrete Investment II SCA		9,727	—

			632,529

Netherlands — 0.1%(f)
Altice Europe NV, Class A		331,230	642,695
NXP Semiconductors NV		159,300	11,673,504

			12,316,199

United States — 0.4%
Altice USA, Inc., Class A		1,129,664	18,662,049
Bristow Group, Inc.(f)		55,734	135,434
Caesars Entertainment Corp.(f)		883,281	5,997,478
CBS Corp. (Non-Voting), Class B		17,500	765,100
Dell Technologies, Inc., Class C(f)		22,675	1,108,149
Diamondback Energy, Inc.		109,862	10,184,207
DR Horton, Inc.		338,400	11,728,944
Everi Holdings, Inc.(f)		151,933	782,455
Golden Entertainment, Inc.(f)		96,416	1,544,584
Leisure Acquisition Corp.(f)		320,771	3,271,864
Lennar Corp., Class A		280,000	10,962,000
Liberty Oilfield Services, Inc., Class A(f)		361,265	4,678,382
Lions Gate Entertainment Corp., Class A		472,500	7,607,250
Matador Resources Co.(f)		248,196	3,854,484
Mohawk Industries, Inc.(f)		28,300	3,309,968
NVIDIA Corp.		61,107	8,157,784
Platinum Eagle Acquisition Corp.(f)		57,070	602,089
PulteGroup, Inc.		252,000	6,549,480
Pure Acquisition Corp.(f)		223,516	2,272,393
Scientific Games Corp., Class A(f)		56,845	1,016,389
Sentinel Energy Services, Inc.(f)(ab)		1,142,538	11,768,142
Sunoco LP		397,356	10,804,110
Toll Brothers, Inc.		131,200	4,320,416
Vantage Drilling Co.(f)		1,556,671	10,741
Vistra Energy Corp.(f)		138,906	3,179,558
Weatherford International plc(f)		227,267	127,042
William Lyon Homes, Class A(f)		128,537	1,374,061

			134,774,553

Total Common Stocks — 0.5% (Cost: $199,326,902)			157,287,479

		Par (000)

Corporate Bonds — 28.3%

Argentina — 0.3%
Aeropuertos Argentina 2000 SA, 6.88%, 02/01/27(a)	USD	9,765	8,996,006

Security		Par (000)	Value

Argentina (continued)
Banco Hipotecario SA, (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 4.00%), 55.25%, 11/07/22(a)(b)	ARS	360,060	$8,401,265
Cablevision SA, 6.50%, 06/15/21(a)	USD	4,100	3,941,125
Generacion Mediterranea SA, 9.63%, 07/27/23(a)		20,000	16,900,000
Genneia SA, 8.75%, 01/20/22(a)		21,745	19,597,681
Stoneway Capital Corp.:
10.00%, 03/01/27(a)		30,211	27,003,331
10.00%, 03/01/27		10,596	9,470,804
Tarjeta Naranja SA, (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.50%), 52.29%, 04/11/22(a)(b)		16,330	6,532,098
Tecpetrol SA, 4.88%, 12/12/22(a)		5,670	5,202,225

			106,044,535

Australia — 0.1%
BHP Billiton Finance Ltd., (EUR Swap Annual 5 Year + 4.36%), 4.75%, 04/22/76(b)	EUR	4,945	6,034,006
Cromwell SPV Finance Pty. Ltd., 2.50%, 03/29/25(h)		4,500	5,045,410
Macquarie Bank Ltd., 2.40%, 01/21/20(a)	USD	3,585	3,553,232
Newcastle Coal Infrastructure Group Pty. Ltd., 4.40%, 09/29/27		2,101	1,900,772
Origin Energy Finance Ltd., (EUR Swap Annual 5 Year + 3.67%), 4.00%, 09/16/74(b)	EUR	4,000	4,631,122
Pacific National Finance Pty. Ltd., 4.75%, 03/22/28	USD	12,000	11,503,920
QBE Insurance Group Ltd., (USD Swap Semi 10 Year + 4.40%), 5.87%, 06/17/46(b)		2,817	2,672,933
Santos Finance Ltd., 4.13%, 09/14/27		3,281	2,919,293

			38,260,688

Austria — 0.1%(b)(i)
BAWAG Group AG, (EUR Swap Annual 5 Year + 4.42%), 5.00%	EUR	7,000	7,203,788
Erste Group Bank AG:
(EUR Swap Annual 5 Year + 9.02%), 8.88%		7,400	9,495,976
(EUR Swap Annual 5 Year + 6.20%), 6.50%		2,000	2,334,466
Raiffeisen Bank International AG, (EUR Swap Annual 5 Year + 5.95%), 6.12%		8,000	8,833,732

			27,867,962

Belgium — 0.1%
Anheuser-Busch InBev Finance, Inc.:
2.65%, 02/01/21	USD	5,260	5,172,663
2.63%, 01/17/23		14,103	13,423,015
Anheuser-Busch InBev SA/NV, (EURIBOR 3 Month + 0.75%), 0.44%, 03/17/20(b)	EUR	2,800	3,222,633
KBC Group NV:
(EUR Swap Annual 5 Year + 4.76%), 5.63%(b)(i)		1,400	1,599,173
1.00%, 04/26/21		7,300	8,485,604
Solvay Finance SA(b)(i):
(EUR Swap Annual 5 Year + 4.89%), 5.12%		1,331	1,606,458
(EUR Swap Annual 5 Year + 3.70%), 5.42%		7,094	8,676,587
(EUR Swap Annual 5 Year + 5.22%), 5.87%		900	1,113,669
Solvay SA, (EUR Swap Annual 5 Year + 3.92%), 4.25%(b)(i)		1,300	1,487,488

			44,787,290

Brazil — 0.7%
Azul Investments LLP, 5.88%, 10/26/24(a)	USD	1,177	1,096,081

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Brazil (continued)
Eldorado Intl. Finance GmbH, 8.63%, 06/16/21(a)	USD	10,000	$10,337,500
Gol Finance, Inc., 7.00%, 01/31/25(a)		25,000	22,156,250
Hidrovias International Finance SARL, 5.95%, 01/24/25(a)		10,000	9,037,500
Itau Unibanco Holding SA(a)(b)(i):
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.98%), 6.13%		7,819	7,310,765
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.86%), 6.50%		4,821	4,568,259
Klabin Finance SA, 4.88%, 09/19/27(a)		16,379	14,802,521
MARB BondCo plc, 6.88%, 01/19/25(a)		30,000	27,825,000
Marfrig Holdings Europe BV, 8.00%, 06/08/23(a)		8,000	8,000,000
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 12/01/21(a)		6,200	5,952,000
Odebrecht Offshore Drilling Finance Ltd.(a):
6.72%, 12/01/22		5,868	5,427,996
6.72% (6.72% Cash or 7.72% PIK), 12/01/26(j)		194	50,075
Odebrecht Oil & Gas Finance Ltd., 0.00%(a)(i)(k)		1,010	7,572
Oi SA, 8.00% (8.00% Cash or 4.00% PIK), 07/27/25(j)		15,223	14,761,659
Petrobras Global Finance BV:
6.13%, 01/17/22		1,976	2,022,436
8.75%, 05/23/26		16,615	18,650,337
7.38%, 01/17/27		31,615	32,484,413
6.00%, 01/27/28		16,615	15,659,638
Rumo Luxembourg SARL(a):
7.38%, 02/09/24		6,185	6,424,669
5.88%, 01/18/25		11,185	10,709,637
Samarco Mineracao SA, 4.13%, 11/01/22(f)(l)		10,000	7,525,000
Suzano Austria GmbH, 6.00%, 01/15/29(a)		17,217	17,539,819

			242,349,127

Canada — 0.5%
1011778 BC ULC, 4.63%, 01/15/22(a)		5,560	5,379,300
Air Canada Pass-Through Trust, Series 2015-2, Class B, 5.00%, 12/15/23(a)		11,707	11,711,651
Bank of Montreal, 0.25%, 11/17/21	EUR	22,490	25,732,924
Bombardier, Inc.(a):
8.75%, 12/01/21	USD	4,860	5,005,800
6.00%, 10/15/22		1,950	1,828,125
6.13%, 01/15/23		2,940	2,756,250
Brookfield Residential Properties, Inc.(a):
6.50%, 12/15/20		9,700	9,687,875
6.13%, 07/01/22		1,254	1,185,030
Canbriam Energy, Inc., 9.75%, 11/15/19(a)		29,906	26,167,750
Hammerhead Resources, Inc., Series AI, 9.00%, 07/10/22		41,000	37,310,000
Largo Resources Ltd., 9.25%, 06/01/21(a)		1,796	1,888,045
NOVA Chemicals Corp.(a):
5.25%, 08/01/23		21,874	20,670,930
4.88%, 06/01/24		16,606	14,986,915
Suncor Energy, Inc., 6.50%, 06/15/38		9,900	11,402,063

			175,712,658

Cayman Islands — 0.0%
Ambac LSNI LLC, (LIBOR USD 3 Month + 5.00%), 7.80%, 02/12/23(a)(b)		8,625	8,635,307
Pearl Holding III Ltd., 9.50%, 12/11/22		7,000	6,020,000

			14,655,307

Security		Par (000)	Value

China — 1.6%
Agile Group Holdings Ltd.:
8.50%, 07/18/21	USD	3,459	$3,510,885
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 9.22%), 6.87%(b)(i)		2,602	2,162,912
Anton Oilfield Services Group, 9.75%, 12/05/20		1,964	1,747,253
Baoxin Auto Finance I Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.91%), 5.63%(b)(i)		16,280	13,594,695
Beijing Environment Bvi Co. Ltd., 5.30%, 10/18/21		7,725	7,725,000
Binhai Investment Co. Ltd., 4.45%, 11/30/20		899	831,858
CCTI Ltd., 3.63%, 08/08/22		18,215	17,393,230
Central China Real Estate Ltd., 6.88%, 10/23/20		10,600	10,361,500
Chalco Hong Kong Investment Co. Ltd., 4.88%, 09/07/21		8,395	8,443,355
Chalieco Hong Kong Corp. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.29%), 5.70%(b)(i)		5,374	5,349,736
Chang Development International Ltd., 3.63%, 01/20/20		7,375	7,190,994
China City Construction International Co. Ltd., 5.35%, 07/03/17(f)(l)	CNY	2,990	304,689
China Conch Venture Holdings International Ltd., 0.00%, 09/05/23(h)(k)	HKD	51,000	6,311,117
China Evergrande Group:
4.25%, 02/14/23(h)		150,000	16,907,445
7.50%, 06/28/23	USD	4,595	4,044,404
8.75%, 06/28/25		3,386	2,848,473
China Huiyuan Juice Group Ltd., 6.50%, 08/16/20		1,595	1,121,883
China Railway Construction Corp. Ltd., 1.50%, 12/21/21(h)	CNY	58,000	8,353,814
China Reinsurance Finance Corp. Ltd., 3.38%, 03/09/22	USD	13,838	13,330,491
China SCE Group Holdings Ltd., 7.45%, 04/17/21		4,000	3,910,000
China Singyes Solar Technologies Holdings Ltd.(f)(l):
6.75%, 10/17/18		321	178,155
0.00%, 02/15/19(m)		2,391	1,327,005
Chinalco Capital Holdings Ltd., 4.25%, 04/21/22		11,875	11,335,341
Chong Hing Bank Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.03%), 3.88%, 07/26/27(b)		7,245	6,978,638
CIFI Holdings Group Co. Ltd.:
0.00%, 02/12/19(h)(k)	HKD	42,000	5,416,512
6.38%, 05/02/20	USD	8,000	7,960,000
6.88%, 04/23/21		8,443	8,253,834
5.50%, 01/23/22		12,608	11,410,240
CNAC HK Finbridge Co. Ltd.:
4.63%, 03/14/23		18,345	18,490,201
5.13%, 03/14/28		1,774	1,795,368
CNAC HK Synbridge Co. Ltd., 5.00%, 05/05/20		31,237	31,315,092
CRRC Corp. Ltd., 0.00%, 02/05/21(h)(k)		14,750	14,694,687
Ctrip.com International Ltd., 1.25%, 09/15/22(h)		2,028	1,959,646
Easy Tactic Ltd., 7.00%, 04/25/21		2,800	2,709,000
European TopSoho SARL, 4.00%, 09/21/21(h)	EUR	1,300	1,316,398
Fantasia Holdings Group Co. Ltd.:
8.38%, 03/08/21	USD	5,085	3,890,025
7.38%, 10/04/21		5,426	3,939,710
7.95%, 07/05/22		5,938	4,125,812

CONSOLIDATED SCHEDULES OF INVESTMENTS	41

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

China (continued)
Future Land Development Holdings Ltd.:
2.25%, 02/10/19(h)	HKD	72,500	$9,256,874
5.00%, 02/16/20	USD	4,475	4,380,063
6.50%, 09/12/20		7,500	7,387,500
GCL New Energy Holdings Ltd., 7.10%, 01/30/21		7,213	6,171,695
Greenland Global Investment Ltd., 6.75%, 05/22/19		3,000	2,996,250
Guojing Capital BVI Ltd., 3.95%, 12/11/22		5,739	5,525,251
Haitian International Holdings Ltd., 2.00%, 02/13/19(h)		10,750	10,641,081
Harvest International Co., 0.00%, 11/21/22(h)(k)	HKD	96,000	11,547,891
HBIS Group Hong Kong Co. Ltd., 4.25%, 04/07/20	USD	7,829	7,679,427
Hongkong Xiangyu Investment Co. Ltd., 4.50%, 01/30/23		8,105	7,274,238
Huachen Energy Co. Ltd., 6.63%, 05/18/20(f)(l)		7,179	3,822,925
Huarong Universe Investment Holding Ltd., 1.63%, 12/05/22	EUR	9,300	9,501,860
Hubei Science & Technology Investment Group Hong Kong Ltd., 4.38%, 03/05/21	USD	1,606	1,543,768
Jingrui Holdings Ltd., 9.45%, 04/23/21		7,000	6,406,890
Kaisa Group Holdings Ltd.:
7.25%, 06/30/20		869	743,973
8.50%, 06/30/22		4,146	3,053,425
King Talent Management Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.52%), 5.60%(b)(i)		9,600	8,484,000
Knight Castle Investments Ltd., 7.99%, 01/23/21		1,757	1,421,606
Leader Goal International Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.92%), 4.25%(b)(i)		7,900	7,297,625
Logan Property Holdings Co. Ltd., 6.88%, 04/24/21		1,755	1,715,644
New Metro Global Ltd., 6.50%, 04/23/21		2,562	2,478,224
Nickel Resources International Holdings Co. Ltd., Series 1, 12.00%, 12/12/18(f)(l)	HKD	8,000	102,165
Poly Real Estate Finance Ltd., 4.75%, 09/17/23	USD	9,150	9,020,240
Poseidon Finance 1 Ltd., 0.00%, 02/01/25(h)(k)		6,250	5,815,319
Powerlong Real Estate Holdings Ltd.:
Series 1238, 0.00%, 02/11/19(h)(k)	HKD	49,000	6,289,790
6.95%, 04/17/21	USD	4,000	3,740,000
Prime Bloom Holdings Ltd., 6.95%, 07/05/22		11,147	8,637,253
Redco Group, 6.38%, 02/27/19		5,955	5,880,563
Rock International Investment, Inc., 6.63%, 03/27/20		4,205	3,220,918
Shandong Iron and Steel Xinheng International Co. Ltd., 6.50%, 06/14/21		2,421	2,269,082
Shanghai Port Group BVI Holding Co. Ltd., 0.00%, 08/09/22(h)(k)		12,600	12,368,903
Shui On Development Holding Ltd., (USD Swap Semi 5 Year + 8.81%), 7.50%(b)(h)(i)		7,000	6,957,122
Smart Insight International Ltd., 0.00%, 01/27/19(h)(k)	HKD	10,000	1,277,058
Sunac China Holdings Ltd.:
8.63%, 07/27/20	USD	4,053	4,083,397
6.88%, 08/08/20		6,631	6,511,211
Tewoo Group No. 5 Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.37%), 5.80%(b)(i)		7,100	5,605,237
Times China Holdings Ltd.:
6.25%, 01/17/21		1,626	1,560,862
5.75%, 04/26/22		1,300	1,159,178

Security		Par (000)	Value

China (continued)
Union Life Insurance Co. Ltd., 3.00%, 09/19/21	USD	4,289	$3,208,236
Weichai International Hong Kong Energy Group Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.08%), 3.75%(b)(i)		6,329	5,625,975
Xinyuan Real Estate Co. Ltd.:
8.13%, 08/30/19		1,850	1,720,500
9.88%, 03/19/20		3,785	3,368,650
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		7,915	7,637,975
Yunnan Energy Investment Overseas Finance Co. Ltd., 4.25%, 11/14/22		6,250	5,358,281
Yuzhou Properties Co. Ltd., 7.90%, 05/11/21		11,781	11,678,800
Zhaohai Investment BVI Ltd., 4.00%, 07/23/20		2,292	2,200,320
Zhejiang Expressway Co. Ltd., 0.00%, 04/21/22(h)(k)	EUR	10,800	11,778,844

			528,945,487

Colombia — 0.1%
Avianca Holdings SA, 8.38%, 05/10/20	USD	1,736	1,668,730
Credivalores-Crediservicios SAS, 9.75%, 07/27/22(a)		10,000	8,689,350
Frontera Energy Corp., 9.70%, 06/25/23(a)		10,000	9,862,500
Gilex Holding SARL, 8.50%, 05/02/23(a)		13,571	13,723,674
Transportadora de Gas Internacional SA ESP, 5.55%, 11/01/28(a)		8,374	8,468,207

			42,412,461

Czech Republic — 0.0%
Residomo SRO, 3.38%, 10/15/24	EUR	8,338	9,270,869

Denmark — 0.1%
Danske Bank A/S(b)(i):
(EUR Swap Annual 6 Year + 4.64%), 5.75%		2,002	2,250,164
(EUR Swap Annual 7 Year + 5.47%), 5.88%		1,700	1,949,364
(US Treasury Yield Curve Rate T Note Constant Maturity 7 Year + 4.13%), 7.00%	USD	5,000	4,513,100
DKT Finance ApS, 7.00%, 06/17/23	EUR	11,932	14,407,960
Nykredit Realkredit A/S, 0.75%, 07/14/21		7,368	8,482,230
TDC A/S, 3.75%, 03/02/22		849	1,070,016

			32,672,834

Dominican Republic — 0.0%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(a)	USD	5,000	4,837,500

Finland — 0.0%
Nordea Bank AB, (USD Swap Semi 5 Year + 1.69%), 4.62%, 09/13/33(a)(b)		11,030	10,704,467

France — 0.5%
Accor SA, 2.63%, 02/05/21	EUR	1,000	1,195,808
Altice France SA:
7.38%, 05/01/26(a)	USD	300	275,250
5.88%, 02/01/27	EUR	2,120	2,402,028
APRR SA, 1.13%, 01/15/21		700	816,814
Autodis SA:
(EURIBOR 3 Month + 4.38%), 4.38%, 05/01/22(b)		1,344	1,493,768
4.38%, 05/01/22		2,970	3,254,002
BNP Paribas Cardif SA:
1.00%, 11/29/24		9,400	9,992,969
(EURIBOR 3 Month + 3.93%), 4.03%(b)(i)		2,800	3,175,945
BNP Paribas SA(b)(i):
(EUR Swap Annual 5 Year + 5.23%), 6.12%		9,025	10,728,158

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

France (continued)
BNP Paribas SA (continued)
(USD Swap Semi 5 Year + 5.15%), 7.38%	USD	4,600	$4,588,500
(USD Swap Semi 5 Year + 3.98%), 7.00%		7,940	7,552,925
Caisse Nationale de Reassurance Mutuelle Agricole Groupama:
(EURIBOR 3 Month + 5.77%), 6.37%(b)(i)	EUR	700	836,111
6.00%, 01/23/27		2,200	2,793,717
Capgemini SE, 1.75%, 07/01/20		1,000	1,168,038
Casino Guichard Perrachon SA:
4.56%, 01/25/23		1,700	1,813,369
4.50%, 03/07/24		1,200	1,250,128
CMA CGM SA:
6.50%, 07/15/22		1,210	1,286,817
5.25%, 01/15/25		2,780	2,656,572
Credit Agricole Assurances SA, (EUR Swap Annual 5 Year + 4.35%), 4.50%(b)(i)		1,600	1,826,784
Credit Agricole SA, (EUR Swap Annual 5 Year + 5.12%), 6.50%(b)(i)		7,747	9,042,819
Credit Mutuel Arkea SA:
3.50%, 02/09/29		3,700	4,269,671
(EURIBOR Swap Rate 5 Year + 1.45%), 1.88%, 10/25/29(b)		5,200	5,507,852
Engie SA, Series NC10, (EUR Swap Annual 10 Year + 2.65%), 3.88%(b)(i)		1,100	1,291,833
Europcar Groupe SA, 5.75%, 06/15/22		460	532,315
Horizon Parent Holdings SARL, 8.25% (8.25% Cash or 9.00% PIK), 02/15/22(j)		1,025	1,186,725
HSBC France SA, 0.20%, 09/04/21		37,500	42,851,851
Loxam SAS:
3.50%, 04/15/22		235	270,598
3.50%, 05/03/23		1,000	1,144,375
Novafives SAS, 5.00%, 06/15/25		900	825,971
Orange SA, (EUR Swap Annual 5 Year + 3.67%), 5.25%(b)(i)		4,220	5,245,460
Orano SA, 4.88%, 09/23/24		3,500	3,959,453
Paprec Holding SA, 4.00%, 03/31/25		1,220	1,179,057
RCI Banque SA, (EURIBOR 3 Month + 0.65%), 0.33%, 04/12/21(b)		1,460	1,649,901
Rexel SA:
3.50%, 06/15/23		1,466	1,708,526
2.63%, 06/15/24		1,210	1,372,494
Sanofi SA:
0.00%, 03/21/20		1,800	2,066,929
(EURIBOR 3 Month + 0.15%), 0.00%, 03/21/20(b)		2,800	3,212,129
SMCP Group SAS, 5.88%, 05/01/23		867	1,019,323
Societe Generale SA(b)(i):
(USD Swap Semi 5 Year + 6.24%), 7.38%(a)	USD	600	584,250
(USD Swap Semi 5 Year + 4.30%), 7.38%		4,335	4,036,969
(USD Swap Semi 5 Year + 4.98%), 7.88%		1,000	988,750
SPIE SA, 3.13%, 03/22/24	EUR	700	771,388
Teleperformance, 1.88%, 07/02/25		2,200	2,503,157
TOTAL SA(b)(i):
(EUR Swap Annual 5 Year + 1.86%), 2.25%		4,720	5,454,989
(EUR Swap Annual 5 Year + 2.75%), 2.71%		440	513,582
Unibail-Rodamco SE, 0.13%, 05/14/21		3,500	4,005,032

			166,303,102

Germany — 0.9%
ADLER Real Estate AG:
4.75%, 04/08/20		224	258,174
1.50%, 12/06/21		1,200	1,334,622
1.88%, 04/27/23		1,600	1,716,852
2.13%, 02/06/24		7,433	7,910,378
3.00%, 04/27/26		4,800	5,045,625

Security		Par (000)	Value

Germany (continued)
AT Securities BV, (USD Swap Semi 5 Year + 3.55%), 5.25%(b)(i)	USD	2,750	$2,447,269
ATF Netherlands BV, (EUR Swap Annual 5 Year + 4.38%), 3.75%(b)(i)	EUR	9,500	10,475,537
Bayer US Finance II LLC, 3.50%, 06/25/21(a)	USD	2,030	2,015,630
Bertelsmann SE & Co. KGaA(b):
(EUR Swap Annual 5 Year + 2.64%), 3.00%, 04/23/75	EUR	6,000	6,708,618
(EUR Swap Annual 5 Year + 3.21%), 3.50%, 04/23/75		400	439,946
Blitz F18-674 GmbH, 6.00%, 07/30/26		1,778	1,919,955
BMBG Bond Finance SCA, 3.00%, 06/15/21		1,735	1,987,351
BMW Finance NV, 0.25%, 01/14/22		1,575	1,790,030
Commerzbank AG, 4.00%, 03/30/27		9,100	10,738,927
Daimler AG:
0.50%, 09/09/19		1,440	1,656,067
0.25%, 05/11/20		1,870	2,143,452
Daimler Finance North America LLC, 2.70%, 08/03/20(a)	USD	1,080	1,066,297
Deutsche Bahn Finance GmBH, (EURIBOR 3 Month + 0.28%), 0.00%, 09/09/22(b)	EUR	620	714,365
Deutsche Bank AG:
2.95%, 08/20/20	USD	5,481	5,319,950
4.25%, 02/04/21		2,810	2,769,300
1.13%, 08/30/23	EUR	8,875	10,109,930
(USD Swap Rate 5 Year + 2.55%), 4.88%, 12/01/32(b)	USD	18,820	14,633,303
Deutsche Pfandbriefbank AG:
Series 3529, (EURIBOR Swap Rate 5 Year + 5.38%), 5.75%(b)(i)	EUR	6,800	7,274,940
4.60%, 02/22/27		300	354,146
Deutsche Post AG, 1.88%, 12/11/20		1,237	1,467,726
E.ON International Finance BV, 5.75%, 05/07/20		1,530	1,886,681
Encavis Finance BV, (EUR Swap Annual 5 Year + 1.10%), 5.25%(b)(h)(i)		2,400	2,733,983
FMC Finance VII SA, 5.25%, 02/15/21		600	752,230
Henkel AG & Co. KGaA, 0.00%, 09/13/21		470	537,887
IHO Verwaltungs GmbH(j):
2.75% (2.75% Cash or 3.50% PIK), 09/15/21		3,605	4,089,124
3.25% (3.25% Cash or 4.00% PIK), 09/15/23		2,060	2,299,828
3.75% (3.75% Cash or 4.50% PIK), 09/15/26		4,390	4,816,074
IKB Deutsche Industriebank AG, (EUR Swap Annual 5 Year + 3.62%), 4.00%, 01/31/28(b)		10,700	11,617,567
Mahle GmbH, 2.50%, 05/14/21		700	815,844
Merck Financial Services GmbH, 4.50%, 03/24/20		579	700,392
Muenchener Rueckversicherungs-Gesellschaft AG, (EURIBOR 3 Month + 3.40%), 3.25%, 05/26/49(b)		10,900	12,717,467
Nidda BondCo GmbH, 7.25%, 09/30/25		4,268	4,814,265
Platin 1426 GmbH, 5.38%, 06/15/23		5,210	5,482,855
RWE AG, (EUR Swap Annual 5 Year + 2.64%), 2.75%, 04/21/75(b)		4,075	4,581,202
SAP SE:
(EURIBOR 3 Month + 0.30%), 0.00%, 04/01/20(b)		620	711,027
1.25%, 03/10/28		1,900	2,184,797
Summit Germany Ltd., 2.00%, 01/31/25		848	885,197
Tele Columbus AG, 3.88%, 05/02/25		3,140	3,250,481
thyssenkrupp AG, 1.38%, 03/03/22		1,000	1,115,954
Unitymedia GmbH:
6.13%, 01/15/25(a)	USD	1,281	1,287,277
3.75%, 01/15/27	EUR	18,100	21,223,802

CONSOLIDATED SCHEDULES OF INVESTMENTS	43

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Germany (continued)
Unitymedia Hessen GmbH & Co. KG:
4.00%, 01/15/25	EUR	1,700	$2,006,598
5.00%, 01/15/25(a)	USD	23,342	22,805,134
3.50%, 01/15/27	EUR	326	384,160
6.25%, 01/15/29		2,723	3,412,149
Volkswagen Bank GmbH:
(EURIBOR 3 Month + 0.42%), 0.11%, 06/15/21(b)		1,500	1,686,566
0.63%, 09/08/21		7,300	8,294,687
Volkswagen Financial Services AG:
0.38%, 04/12/21		7,388	8,380,237
1.38%, 10/16/23		1,975	2,236,879
2.25%, 10/16/26		1,625	1,833,868
Volkswagen International Finance NV:
(EURIBOR 3 Month + 0.35%), 0.04%, 03/30/19(b)		1,500	1,718,319
4.00%, 08/12/20(a)	USD	3,615	3,638,320
2.00%, 03/26/21	EUR	3,325	3,916,936
0.50%, 03/30/21		7,300	8,314,377
(EUR Swap Annual 5 Year + 2.54%), 2.70%(b)(i)		7,800	8,425,215
Volkswagen Leasing GmbH, 0.25%, 02/16/21		4,975	5,653,707
ZF North America Capital, Inc.(a):
4.50%, 04/29/22	USD	9,904	9,674,365
4.75%, 04/29/25		12,770	11,884,621

			295,068,462

Ghana — 0.0%
Tullow Oil plc:
6.25%, 04/15/22		700	670,250
6.25%, 04/15/22(a)		5,300	5,074,750

			5,745,000

Greece — 0.0%
OTE plc, 3.50%, 07/09/20	EUR	1,781	2,101,553

Guatemala — 0.0%
Energuate Trust, 5.88%, 05/03/27(a)	USD	5,000	4,612,500

Guernsey — 0.0%
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, Class A, 5.25%, 05/30/23(a)		1,948	1,933,153

Hong Kong — 0.2%
ASM Pacific Technology Ltd., 2.00%, 03/28/19(h)	HKD	62,000	7,907,021
Bagan Capital Ltd., 0.00%, 09/23/21(h)(k)	USD	14,650	14,136,005
Bank of East Asia Ltd. (The), (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.68%), 5.63%(b)(i)		4,563	4,322,644
FWD Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.08%), 5.50%(b)(i)		2,067	1,844,798
Haitong International Securities Group Ltd., 0.00%, 10/25/21(h)(k)	HKD	114,000	14,077,373
Hongkong & Shanghai Banking Corp. Ltd. (The), Series 3H, (LIBOR USD 3 Month + 0.00%), 2.75%(b)(i)	USD	5,430	3,668,725
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		4,805	4,326,300
REXLot Holdings Ltd.(h):
6.00%, 04/28/17(d)	HKD	1,103	98,584
4.50%, 04/17/19		15,091	1,541,768
Studio City Finance Ltd., 8.50%, 12/01/20	USD	880	878,642

			52,801,860

Security		Par (000)	Value

India — 0.1%
Adani Ports & Special Economic Zone Ltd., 4.00%, 07/30/27	USD	650	$578,600
Adani Transmission Ltd., 4.00%, 08/03/26		7,159	6,126,549
Greenko Investment Co., 4.88%, 08/16/23		10,210	9,125,188
Lodha Developers International Ltd., 12.00%, 03/13/20		2,170	1,909,600
Suzlon Energy Ltd., 5.75%, 07/16/19(e)(h)		5,000	3,973,635
UPL Corp. Ltd., 4.50%, 03/08/28		12,282	11,245,292
Videocon Industries Ltd., 2.84%, 12/31/20(e)(f)(h)(l)		735	219,615
Yes Bank Ifsc Banking Unit Branch, 3.75%, 02/06/23		13,800	11,954,250

			45,132,729

Indonesia — 0.1%
Bukit Makmur Mandiri Utama PT, 7.75%, 02/13/22		1,689	1,678,444
Global Prime Capital Pte. Ltd., 7.25%, 04/26/21		3,903	3,912,757
Medco Straits Services Pte. Ltd., 8.50%, 08/17/22		13,062	12,719,123
SSMS Plantation Holdings Pte. Ltd., 7.75%, 01/23/23		7,885	6,771,244

			25,081,568

Ireland — 0.3%
Allied Irish Banks plc(b):
(EUR Swap Annual 5 Year + 7.34%), 7.38%(i)	EUR	5,134	6,113,160
(EUR Swap Annual 5 Year + 3.95%), 4.13%, 11/26/25		2,389	2,781,786
Ardagh Packaging Finance plc:
4.25%, 09/15/22(a)	USD	10,308	9,818,370
4.13%, 05/15/23	EUR	4,868	5,664,130
4.63%, 05/15/23(a)	USD	24,674	23,563,670
6.75%, 05/15/24	EUR	1,074	1,286,648
7.25%, 05/15/24(a)	USD	1,176	1,173,060
4.75%, 07/15/27	GBP	6,381	7,360,241
Bank of Ireland(b):
(EUR Swap Annual 5 Year + 6.96%), 7.38%(i)	EUR	5,298	6,329,065
(EUR Swap Annual 5 Year + 3.55%), 4.25%, 06/11/24		1,915	2,199,596
Bank of Ireland Group plc(b):
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 2.70%), 3.12%, 09/19/27	GBP	10,710	12,711,342
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.50%), 4.12%, 09/19/27	USD	5,725	5,213,483
eircom Finance DAC, 4.50%, 05/31/22	EUR	1,537	1,783,030
Smurfit Kappa Acquisitions ULC:
2.38%, 02/01/24		3,800	4,379,842
2.88%, 01/15/26		3,142	3,567,187
Virgin Media Receivables Financing Notes II DAC, 5.75%, 04/15/23	GBP	3,650	4,609,256

			98,553,866

Israel — 0.0%
Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 07/19/19	USD	9,048	8,886,810

Italy — 0.6%
Assicurazioni Generali SpA:
(LIBOR GBP 3 Month + 2.20%), 6.42%(b)(i)	GBP	100	123,796
4.13%, 05/04/26	EUR	1,600	1,906,986

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Italy (continued)
Assicurazioni Generali SpA (continued)
(EURIBOR 3 Month + 7.11%), 7.75%, 12/12/42(b)	EUR	4,400	$5,860,481
(EURIBOR 3 Month + 5.35%), 5.50%, 10/27/47(b)		1,238	1,475,346
Banca IFIS SpA:
2.00%, 04/24/23		640	670,055
(EUR Swap Annual 5 Year + 4.25%), 4.50%, 10/17/27(b)		1,175	1,096,122
Banco BPM SpA:
4.25%, 01/30/19		600	689,512
2.75%, 07/27/20		2,300	2,661,129
1.75%, 04/24/23		1,890	2,050,499
Buzzi Unicem SpA, 2.13%, 04/28/23		2,400	2,743,819
Enel SpA(b):
(EUR Swap Annual 5 Year + 3.65%), 5.00%, 01/15/75		880	1,043,045
(GBP Swap 5 Year + 5.66%), 7.75%, 09/10/75	GBP	957	1,287,152
Guala Closures SpA, (EURIBOR 3 Month + 3.50%), 3.50%, 04/15/24(b)	EUR	821	928,940
Intesa Sanpaolo SpA:
5.15%, 07/16/20		1,750	2,123,321
(EUR Swap Annual 5 Year + 6.88%), 7.00%(b)(i)		13,611	15,775,859
3.38%, 01/12/23(a)	USD	11,128	10,308,441
2.13%, 08/30/23	EUR	3,880	4,462,003
6.63%, 09/13/23		1,110	1,442,023
(EUR Swap Annual 5 Year + 7.19%), 7.75%(b)(i)		26,020	31,182,116
1.75%, 03/20/28		1,090	1,137,274
4.38%, 01/12/48(a)	USD	6,475	4,875,475
Leonardo US Holdings, Inc.(a):
7.38%, 07/15/39		676	709,800
6.25%, 01/15/40		478	444,540
Nexi Capital SpA, 4.13%, 11/01/23	EUR	2,080	2,353,513
Rossini SARL, 6.75%, 10/30/25		11,969	13,590,060
Sisal Group SpA, 7.00%, 07/31/23		8,641	9,969,451
Telecom Italia Capital SA:
7.18%, 06/18/19	USD	1,470	1,480,202
6.38%, 11/15/33		3,455	3,118,586
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	1,039	1,484,843
Telecom Italia SpA:
4.88%, 09/25/20		1,035	1,256,616
1.13%, 03/26/22(h)		14,500	15,605,009
3.25%, 01/16/23		1,894	2,210,396
5.88%, 05/19/23	GBP	800	1,061,287
5.30%, 05/30/24(a)	USD	3,782	3,592,900
2.88%, 01/28/26	EUR	1,440	1,567,502
UniCredit SpA:
(EUR Swap Annual 5 Year + 6.10%), 6.75%(b)(i)		1,415	1,544,228
(EUR Swap Annual 5 Year + 9.30%), 9.25%(b)(i)		8,651	10,680,054
6.95%, 10/31/22		1,729	2,217,030
(EUR Swap Annual 5 Year + 6.39%), 6.62%(b)(i)		14,670	15,786,116
(EUR Swap Annual 5 Year + 4.10%), 5.75%, 10/28/25(b)		2,986	3,526,507
(EUR Swap Annual 5 Year + 4.32%), 4.38%, 01/03/27(b)		2,275	2,605,111
(USD Swap Rate 5 Year + 3.70%), 5.86%, 06/19/32(a)(b)	USD	2,450	2,150,522

Security		Par (000)	Value

Italy (continued)
Wind Tre SpA:
2.63%, 01/20/23	EUR	1,240	$1,280,788
(EURIBOR 3 Month + 2.75%), 2.75%, 01/20/24(b)		1,719	1,757,818
3.13%, 01/20/25		2,209	2,250,435
5.00%, 01/20/26(a)	USD	1,400	1,151,080

			197,237,788

Jamaica — 0.0%
Digicel Group Ltd., 7.13%, 04/01/22(a)		3,054	1,355,632

Japan — 0.6%
ANA Holdings, Inc.(h)(k):
0.00%, 09/16/22	JPY	70,000	643,869
0.00%, 09/19/24		540,000	4,979,869
Daio Paper Corp., 0.00%, 09/17/20(h)(k)		1,540,000	14,116,308
Ezaki Glico Co. Ltd., 0.00%, 01/30/24(h)(k)		120,000	1,116,157
HIS Co. Ltd.(h)(k):
0.00%, 08/30/19		120,000	1,107,880
0.00%, 11/15/24		1,500,000	14,384,850
Iida Group Holdings Co. Ltd., 0.00%, 06/18/20(h)(k)		940,000	8,490,703
Kansai Paint Co. Ltd., 0.00%, 06/17/22(h)(k)		750,000	6,945,860
LINE Corp., 0.00%, 09/19/25(h)(k)		750,000	6,335,096
LIXIL Group Corp.(h)(k):
0.00%, 03/04/20		840,000	7,453,541
0.00%, 03/04/22		370,000	3,253,080
Mitsubishi Chemical Holdings Corp.(h)(k):
0.00%, 03/30/22		1,560,000	14,263,229
0.00%, 03/29/24		420,000	3,892,874
Mitsubishi UFJ Financial Group, Inc., 3.76%, 07/26/23	USD	15,000	15,069,166
Mitsui OSK Lines Ltd., 0.00%, 04/24/20(h)(k)		4,100	3,668,996
Resorttrust, Inc., 0.00%, 12/01/21(h)(k)	JPY	730,000	6,389,113
SBI Holdings, Inc., 0.00%, 09/13/23(h)(k)		530,000	4,903,243
Shimizu Corp., 0.00%, 10/16/20(h)(k)		500,000	4,554,779
Shizuoka Bank Ltd. (The), (LIBOR USD 3 Month - 0.50%), 1.99%, 01/25/23(b)(h)	USD	1,900	1,824,363
SoftBank Group Corp.:
4.00%, 04/20/23	EUR	12,027	14,158,883
4.75%, 09/19/24	USD	510	482,915
4.75%, 07/30/25	EUR	1,810	2,104,915
5.00%, 04/15/28		4,998	5,536,626
T&D Holdings, Inc., 0.00%, 06/05/20(h)(k)	JPY	780,000	7,080,027
Takeda Pharmaceutical Co. Ltd.:
0.38%, 11/21/20	EUR	2,350	2,692,437
(EURIBOR 3 Month + 1.10%), 0.78%, 11/21/22(b)		10,925	12,454,757
1.13%, 11/21/22		2,450	2,825,132
Tohoku Electric Power Co., Inc., 0.00%, 12/03/20(h)(k)	JPY	1,070,000	9,644,975
Transcosmos, Inc., 0.00%, 12/22/20(h)(k)		420,000	3,799,083
Yamaguchi Financial Group, Inc., (LIBOR USD 3 Month - 0.50%), 2.32%, 03/26/20(b)(h)	USD	10,200	10,012,616

			194,185,342

Jersey — 0.0%
LHC3 plc, 4.12% (4.12% Cash or 9.00% PIK), 08/15/24(j)	EUR	9,744	10,630,724

Kuwait — 0.0%
Al Ahli Bank of Kuwait KSCP, (USD Swap Semi 5 Year + 4.17%), 7.25%(b)(i)	USD	4,275	4,232,250

CONSOLIDATED SCHEDULES OF INVESTMENTS	45

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Luxembourg — 0.3%
Altice Financing SA:
5.25%, 02/15/23	EUR	1,400	$1,614,476
6.63%, 02/15/23(a)	USD	4,664	4,477,440
7.50%, 05/15/26(a)		16,840	15,366,500
Altice Finco SA:
7.63%, 02/15/25(a)		5,400	4,482,000
4.75%, 01/15/28	EUR	6,030	5,497,735
Altice Luxembourg SA, 7.75%, 05/15/22(a)	USD	7,693	7,000,630
ArcelorMittal:
2.88%, 07/06/20	EUR	7,368	8,732,473
5.25%, 08/05/20	USD	570	578,385
3.00%, 04/09/21	EUR	2,525	3,027,550
DEA Finance SA, 7.50%, 10/15/22		4,979	5,955,696
Dragon Aviation Finance Luxembourg SA, Series 1401, 4.00%, 11/28/22	USD	12,110	11,974,175
Garfunkelux Holdco 2 SA, 11.00%, 11/01/23	GBP	2,700	2,580,514
Garfunkelux Holdco 3 SA:
7.50%, 08/01/22	EUR	3,010	3,043,829
(EURIBOR 3 Month + 4.50%), 4.50%, 09/01/23(b)		1,040	983,101
INEOS Finance plc, 4.00%, 05/01/23		2,031	2,327,251
INEOS Group Holdings SA, 5.38%, 08/01/24		3,130	3,505,508
Intelsat Connect Finance SA, 9.50%, 02/15/23(a)	USD	6,462	5,557,320
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(a)		420	432,600
Matterhorn Telecom SA:
3.88%, 05/01/22	EUR	6,620	7,368,848
(EURIBOR 3 Month + 3.25%), 3.25%, 02/01/23(b)		213	241,311
Monitchem HoldCo 3 SA, 5.25%, 06/15/21		445	495,838
SES SA, (EUR Swap Annual 5 Year + 4.66%), 4.62%(b)(i)		5,500	6,320,694
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27		6,016	7,330,749

			108,894,623

Malaysia — 0.1%
1MDB Energy Ltd., 5.99%, 05/11/22	USD	8,400	8,484,000
Cindai Capital Ltd., 0.00%, 02/08/23(h)(k)		25,238	23,355,169
Gohl Capital Ltd., 4.25%, 01/24/27		8,638	8,149,651
Press Metal Labuan Ltd., 4.80%, 10/30/22		1,446	1,336,140
TNB Global Ventures Capital Bhd., 4.85%, 11/01/28		2,450	2,491,650

			43,816,610

Mexico — 0.4%
Alpha Holding SA de CV, 10.00%, 12/19/22(a)		6,500	4,720,425
Axtel SAB de CV:
6.38%, 11/14/24(a)		14,590	13,805,787
6.38%, 11/14/24		5,210	4,929,963
Banco Mercantil del Norte SA, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.04%), 6.87%(a)(b)(i)		5,000	4,825,000
BBVA Bancomer SA, 6.75%, 09/30/22(a)		5,000	5,250,000
Controladora Mabe SA de CV, 5.60%, 10/23/28(a)		16,632	15,467,760
Cydsa SAB de CV:
6.25%, 10/04/27		3,176	2,838,550
6.25%, 10/04/27(a)		15,286	13,661,862
Docuformas SAPI de CV, 9.25%, 10/11/22(a)		5,000	4,460,000
Grupo Bimbo SAB de CV, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.28%), 5.95%(a)(b)(i)		7,958	7,709,313

Security		Par (000)	Value

Mexico (continued)
Grupo KUO SAB de CV, 5.75%, 07/07/27(a)	USD	17,892	$16,199,685
Mexichem SAB de CV, 5.50%, 01/15/48(a)		7,585	6,485,175
Mexico City Airport Trust, 4.25%, 10/31/26(a)		10,000	8,950,000
Trust F/1401, 6.95%, 01/30/44		5,000	4,712,500
Unifin Financiera SAB de CV SOFOM ENR(a):
7.25%, 09/27/23		5,000	4,596,250
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.31%), 8.88%(b)(i)		10,000	8,262,500

			126,874,770

Mongolia — 0.0%
Energy Resources LLC, 8.00%, 09/30/22(m)		1,490	1,366,786

Netherlands — 0.9%
ABN AMRO Bank NV:
(EUR Swap Annual 5 Year + 5.45%), 5.75%(b)(i)	EUR	6,800	7,943,805
6.38%, 04/27/21		7,368	9,545,308
(EUR Swap Annual 5 Year + 3.90%), 4.75%(b)(i)		12,100	12,060,146
Cooperatieve Rabobank UA(b)(i):
(EUR Swap Annual 5 Year + 5.25%), 5.50%		2,242	2,629,780
(EUR Swap Annual 5 Year + 6.70%), 6.62%		1,800	2,238,805
(EUR Swap Annual 5 Year + 4.10%), 4.62%		10,200	11,237,064
Heineken NV, 1.25%, 09/10/21		1,440	1,689,845
ING Groep NV:
(USD Swap Semi 5 Year + 4.45%), 6.00%(b)(i)	USD	1,460	1,418,244
(USD Swap Semi 5 Year + 1.94%), 4.70%, 03/22/28(b)		10,100	9,978,285
2.00%, 09/20/28	EUR	15,400	17,579,265
(EUR Swap Annual 5 Year + 1.35%), 2.00%, 03/22/30(b)		1,900	2,094,456
Intertrust Group BV, 3.38%, 11/15/25		3,436	3,869,871
InterXion Holding NV, 4.75%, 06/15/25		5,649	6,620,636
Koninklijke Ahold Delhaize NV, (EURIBOR 3 Month + 0.18%), 0.00%, 03/19/21(b)		1,460	1,669,864
Koninklijke KPN NV(b):
(GBP Swap 5 Year + 5.51%), 6.88%, 03/14/73	GBP	1,090	1,444,886
(USD Swap Semi 10 Year + 5.33%), 7.00%, 03/28/73(a)	USD	1,400	1,435,000
Lincoln Finance Ltd., 6.88%, 04/15/21	EUR	1,425	1,665,348
NN Group NV:
(EURIBOR 3 Month + 3.90%), 4.38%(b)(i)		4,250	4,893,259
1.63%, 06/01/27		10,000	11,229,782
NXP BV:
4.13%, 06/15/20(a)	USD	20,257	20,162,805
4.13%, 06/15/20		350	348,372
4.13%, 06/01/21(a)		38,229	37,751,138
4.63%, 06/15/22(a)		350	344,750
3.88%, 09/01/22(a)		23,404	22,467,840
4.63%, 06/01/23(a)		1,615	1,582,700
4.88%, 03/01/24(a)		5,630	5,654,716
OCI NV, 5.00%, 04/15/23	EUR	7,851	9,167,813
Shell International Finance BV, 2.25%, 11/10/20	USD	7,155	7,069,717
United Group BV:
4.38%, 07/01/22	EUR	4,934	5,594,326
(EURIBOR 3 Month + 4.38%), 4.38%, 07/01/23(b)		2,916	3,307,597
4.88%, 07/01/24		7,903	8,873,403

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Netherlands (continued)
UPC Holding BV:
5.50%, 01/15/28(a)	USD	7,651	$6,866,772
3.88%, 06/15/29	EUR	9,620	10,223,012
UPCB Finance IV Ltd., 4.00%, 01/15/27		2,349	2,729,719
UPCB Finance VII Ltd., 3.63%, 06/15/29		780	847,884
Ziggo Bond Co. BV:
7.13%, 05/15/24		810	970,284
4.63%, 01/15/25		2,650	2,929,969
Ziggo BV:
4.25%, 01/15/27		7,178	8,078,214
5.50%, 01/15/27(a)	USD	29,094	26,039,130

			292,253,810

Norway — 0.0%
DNB Bank ASA, (USD Swap Semi 5 Year + 4.08%), 5.75%(b)(i)		1,600	1,560,800
SpareBank 1 SMN, 0.75%, 06/08/21	EUR	2,240	2,593,230

			4,154,030

Panama — 0.0%
Promerica Financial Corp., 9.70%, 05/14/24(a)	USD	13,643	13,984,075

Peru — 0.1%(a)
Inkia Energy Ltd., 5.88%, 11/09/27		7,585	7,016,125
Orazul Energy Egenor S en C por A, 5.63%, 04/28/27		10,000	8,812,500

			15,828,625

Philippines — 0.0%
Royal Capital BV, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.93%), 4.88%(b)(i)		1,849	1,701,080
VLL International, Inc., 5.75%, 11/28/24		4,445	4,082,221

			5,783,301

Portugal — 0.0%
Banco Espirito Santo SA(f)(l):
2.63%, 05/08/17	EUR	6,100	2,061,777
4.75%, 01/15/18		15,500	5,105,748
4.00%, 01/21/19		19,000	6,095,390

			13,262,915

Saudi Arabia — 0.0%
SABIC Capital II BV, 4.00%, 10/10/23(a)	USD	10,307	10,242,581

Singapore — 0.2%
Mulhacen Pte. Ltd., 6.50% (6.50% Cash or 7.25% PIK), 08/01/23(j)	EUR	23,397	25,198,318
Puma International Financing SA(a):
5.13%, 10/06/24	USD	3,644	2,910,645
5.00%, 01/24/26		16,356	12,839,460
Suntec REIT, 1.75%, 11/30/24(h)	SGD	11,500	8,093,749
United Overseas Bank Ltd., (USD Swap Semi 5 Year + 1.79%), 3.88%(b)(i)	USD	10,261	9,430,116

			58,472,288

South Africa — 0.0%
Sappi Papier Holding GmbH, 4.00%, 04/01/23	EUR	740	857,478

South Korea — 0.2%
Heungkuk Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%, 11/09/47(b)	USD	5,789	5,101,556
Kakao Corp., Series 11, 0.00%, 05/11/21(h)(k)	KRW	5,200,000	4,687,153
KDB Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.66%), 7.50%, 05/21/48(b)	USD	9,300	8,835,000
LG Chem Ltd., 0.00%, 04/16/21(h)(k)	EUR	3,300	3,756,535

Security		Par (000)	Value

South Korea (continued)
Shinhan Financial Group Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.05%), 5.87%(b)(i)	USD	9,100	$8,963,500
Woori Bank:
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.35%), 5.25%(b)(i)		17,175	16,692,237
5.13%, 08/06/28		6,200	6,299,653

			54,335,634

Spain — 0.7%
Banco Bilbao Vizcaya Argentaria SA(b)(i):
(EUR Swap Annual 5 Year + 6.16%), 7.00%	EUR	400	457,061
(EUR Swap Annual 5 Year + 9.18%), 8.88%		15,800	19,607,196
Banco de Sabadell SA:
(EUR Swap Annual 5 Year + 6.41%), 6.50%(b)(i)		6,200	6,562,153
0.88%, 03/05/23		6,000	6,543,486
5.63%, 05/06/26		8,600	10,092,790
Banco Santander SA(b)(i):
(EUR Swap Annual 5 Year + 5.41%), 6.25%		4,500	4,901,278
(EUR Swap Annual 5 Year + 6.80%), 6.75%		11,500	13,388,392
(EUR Swap Annual 5 Year + 4.10%), 4.75%		23,600	21,479,797
Bankia SA(b):
(EUR Swap Annual 5 Year + 5.82%), 6.00%(i)		8,200	8,853,613
(EUR Swap Annual 5 Year + 6.22%), 6.37%(i)		11,800	12,759,358
(EUR Swap Annual 5 Year + 3.17%), 4.00%, 05/22/24		3,500	4,012,130
(EUR Swap Annual 5 Year + 3.35%), 3.38%, 03/15/27		200	228,784
CaixaBank SA:
1.75%, 10/24/23		3,300	3,755,340
(EUR Swap Annual 5 Year + 6.50%), 6.75%(b)(i)		15,000	17,343,779
(EUR Swap Annual 5 Year + 4.50%), 5.25%(b)(i)		3,200	3,116,132
(EUR Swap Annual 5 Year + 3.35%), 3.50%, 02/15/27(b)		400	471,220
(EUR Swap Annual 5 Year + 2.35%), 2.75%, 07/14/28(b)		1,900	2,135,611
Codere Finance 2 Luxembourg SA, 7.63%, 11/01/21(a)	USD	3,468	2,945,511
ContourGlobal Power Holdings SA, 3.38%, 08/01/23	EUR	5,410	5,843,085
Distribuidora Internacional de Alimentacion SA:
1.50%, 07/22/19		600	472,416
1.00%, 04/28/21		1,200	827,695
0.88%, 04/06/23		300	194,198
El Corte Ingles SA, 3.00%, 03/15/24		3,700	4,249,873
Gas Natural Fenosa Finance BV(b)(i):
(EUR Swap Annual 8 Year + 3.35%), 4.13%		9,900	11,584,234
(EUR Swap Annual 9 Year + 3.08%), 3.38%		4,300	4,766,607
Inmobiliaria Colonial Socimi SA, 2.50%, 11/28/29		1,800	1,953,524
LHMC Finco SARL, 6.25%, 12/20/23		1,136	1,318,987
Mapfre SA, (EURIBOR 3 Month + 4.30%), 4.13%, 09/07/48(b)		4,300	4,905,841
NH Hotel Group SA, 3.75%, 10/01/23		876	1,026,801
Repsol International Finance BV(b):
(EUR Swap Annual 6 Year + 3.56%), 3.88%(i)		10,650	12,525,596
(EUR Swap Annual 10 Year + 4.20%), 4.50%, 03/25/75		1,851	2,168,501

CONSOLIDATED SCHEDULES OF INVESTMENTS	47

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Spain (continued)
Repsol International Finance BV (continued)
(EUR Swap Annual 5 Year + 3.81%), 4.20%	EUR	12,000	$14,042,101
(GBP Swap 5 Year + 4.46%), 6.75%	GBP	1,400	1,873,662
(EUR Swap Annual 8 Year + 5.59%), 7.63%	EUR	1,900	2,475,534
(EUR Swap Annual 5 Year + 3.86%), 3.75%		11,600	13,367,999
(EUR Swap Annual 5 Year + 2.33%), 2.63%		1,600	1,681,961
(EUR Swap Annual 10 Year + 4.30%), 5.88%		8,000	9,750,332
Tendam Brands SAU, 5.00%, 09/15/24		939	984,368

			234,666,946

Sweden — 0.1%
Akelius Residential Property AB, (EUR Swap Annual 5 Year + 3.49%), 3.88%, 10/05/78(b)		850	944,671
Intrum AB:
2.75%, 07/15/22		2,892	3,046,553
3.13%, 07/15/24		351	353,771
Swedbank AB, (USD Swap Semi 5 Year + 4.11%), 6.00%(b)(i)	USD	1,200	1,143,000
Telia Co. AB, 4.75%, 11/16/21	EUR	6,000	7,723,363
Unilabs Subholding AB, 5.75%, 05/15/25		1,781	1,837,659
Verisure Holding AB, 3.50%, 05/15/23		6,903	7,752,512
Verisure Midholding AB:
5.75%, 12/01/23		3,861	4,256,386
Volvo Car AB, 2.00%, 01/24/25		5,565	5,963,246

			33,021,161

Switzerland — 0.2%
Credit Suisse AG, 4.38%, 08/05/20	USD	7,865	7,993,172
Credit Suisse Group AG(b)(i):
(USD Swap Semi 5 Year + 5.11%), 7.13%		12,985	12,822,688
(USD Swap Semi 5 Year + 4.60%), 7.50%		900	877,500
(USD Swap Semi 5 Year + 4.60%), 7.50%(a)		14,700	14,332,500
(USD Swap Semi 5 Year + 4.60%), 7.50%		7,800	7,928,700
(USD Swap Semi 5 Year + 3.46%), 6.25%		6,100	5,761,816
(USD Swap Semi 5 Year + 4.33%), 7.25%(a)		3,650	3,443,227
EFG International Guernsey Ltd., (USD Swap Semi 5 Year + 2.98%), 5.00%, 04/05/27(b)		6,300	6,012,959
ELM BV for Helvetia Schweizerische Versicherungsgesellschaft AG, (EURIBOR 3 Month + 3.65%), 3.38%, 09/29/47(b)	EUR	1,200	1,341,119
UBS AG, (EURIBOR 3 Month + 0.50%), 0.18%, 04/23/21(b)		4,075	4,666,886
UBS Group Funding Switzerland AG(b)(i):
(USD Swap Rate 5 Year + 5.50%), 6.87%	USD	1,600	1,600,000
(USD Swap Semi 5 Year + 5.88%), 7.13%		1,460	1,480,627
(EUR Swap Annual 5 Year + 5.29%), 5.75%	EUR	2,789	3,386,038
(USD Swap Semi 5 Year + 2.43%), 5.00%	USD	6,325	5,257,783

			76,905,015

Taiwan — 0.1%(h)(k)
Bizlink Holding, Inc., 0.00%, 02/01/23		7,750	8,088,807
Hon Hai Precision Industry Co. Ltd., 0.00%, 11/06/22		6,400	5,979,347
Zhen Ding Technology Holding Ltd., 0.00%, 06/26/19		2,200	2,252,857

			16,321,011

Thailand — 0.1%
PTTEP Treasury Center Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.72%), 4.60%(b)(i)		9,400	8,812,500
Singha Estate PCL, 2.00%, 07/20/22(h)		9,700	9,534,367

			18,346,867

Security		Par (000)	Value

Turkey — 0.0%(a)
Petkim Petrokimya Holding A/S, 5.88%, 01/26/23	USD	8,824	$8,007,780
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 03/15/27		6,800	5,873,720

			13,881,500

United Kingdom — 1.7%
AA Bond Co. Ltd.:
4.25%, 07/31/20	GBP	1,318	1,711,928
2.75%, 07/31/23		7,535	8,459,493
4.88%, 07/31/24		1,684	2,040,406
Ardonagh Midco 3 plc, 8.38%, 07/15/23		4,043	4,333,641
Arqiva Broadcast Finance plc, 6.75%, 09/30/23		1,668	2,126,033
Arrow Global Finance plc:
5.13%, 09/15/24(aa)		11,095	12,591,758
(EURIBOR 3 Month + 2.88%), 2.88%, 04/01/25(b)	EUR	847	883,401
(EURIBOR 3 Month + 3.75%), 3.75%, 03/01/26(b)		522	562,029
Ashtead Capital, Inc.(a):
5.63%, 10/01/24	USD	5,491	5,545,910
4.13%, 08/15/25		2,606	2,384,490
5.25%, 08/01/26		870	839,550
4.38%, 08/15/27		750	675,000
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	2,075	2,577,239
Barclays Bank plc:
2.65%, 01/11/21	USD	7,230	7,079,095
6.63%, 03/30/22	EUR	1,410	1,810,357
Barclays plc:
1.88%, 03/23/21		7,368	8,578,855
(USD Swap Semi 5 Year + 6.77%), 7.88%(b)(i)	USD	725	725,000
(GBP Swap 5 Year + 6.46%), 7.25%(b)(i)	GBP	4,870	6,190,915
(USD Swap Semi 5 Year + 4.84%), 7.75%(b)(i)	USD	17,500	16,833,600
(EUR Swap Annual 5 Year + 2.45%), 2.63%, 11/11/25(b)	EUR	3,630	4,104,597
BAT Capital Corp.:
(EURIBOR 3 Month + 0.50%), 0.18%, 08/16/21(b)		1,460	1,635,743
2.76%, 08/15/22	USD	10,823	10,222,536
3.22%, 08/15/24		6,891	6,347,259
BAT International Finance plc, 4.00%, 07/07/20	EUR	400	483,215
Boparan Finance plc:
5.25%, 07/15/19	GBP	660	794,968
4.38%, 07/15/21	EUR	1,510	1,242,891
5.50%, 07/15/21	GBP	1,697	1,553,031
BP Capital Markets plc:
1.68%, 05/03/19	USD	6,608	6,575,973
2.24%, 05/10/19		1,230	1,226,571
Bracken MidCo1 plc, 8.88% (8.88% Cash or 10.38% PIK), 10/15/23(j)	GBP	1,412	1,654,112
Cable & Wireless International Finance BV, 8.63%, 03/25/19		470	605,029
Cabot Financial Luxembourg SA:
6.50%, 04/01/21		500	624,044
7.50%, 10/01/23		2,500	2,895,254
Channel Link Enterprises Finance plc(b):
Series A7, (EURIBOR 6 Month + 5.55%), 1.76%, 06/30/50	EUR	6,525	7,471,855
Series A8, (EURIBOR 6 Month + 5.90%), 2.71%, 06/30/50		4,400	5,063,814
Series A5, (LIBOR GBP 6 Month + 5.78%), 3.04%, 06/30/50	GBP	3,075	3,852,589

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United Kingdom (continued)
Coca-Cola European Partners plc, (EURIBOR 3 Month + 0.18%), 0.00%, 11/16/21(b)	EUR	2,380	$2,704,194
CPUK Finance Ltd.:
4.25%, 08/28/22	GBP	11,316	13,784,937
4.88%, 08/28/25		712	848,280
Diageo Finance plc, 0.00%, 11/17/20	EUR	1,440	1,648,372
Dignity Finance plc:
Series A, 3.55%, 12/31/34	GBP	2,089	2,779,597
Series B, 4.70%, 12/31/49		485	548,864
EC Finance plc, 2.38%, 11/15/22	EUR	1,797	2,004,249
EI Group plc:
6.38%, 02/15/22	GBP	1,820	2,357,434
6.00%, 10/06/23		6,106	8,250,697
Experian Finance plc, 4.75%, 02/04/20	EUR	1,500	1,807,416
Fiat Chrysler Automobiles NV:
4.50%, 04/15/20	USD	1,591	1,592,909
3.75%, 03/29/24	EUR	2,329	2,798,912
Fiat Chrysler Finance Europe SA:
6.75%, 10/14/19		1,129	1,357,324
4.75%, 07/15/22		2,552	3,179,800
GKN Holdings Ltd., 3.38%, 05/12/32	GBP	11,300	13,581,261
GlaxoSmithKline Capital plc:
0.63%, 12/02/19	EUR	1,500	1,729,174
0.00%, 09/12/20		1,800	2,058,881
Greene King Finance plc:
Series A5, (LIBOR GBP 3 Month + 2.50%), 3.41%, 12/15/33(b)	GBP	25,402	31,731,725
Series A6, 4.06%, 03/15/35		4,460	6,017,624
HBOS Capital Funding LP, 6.85%(i)	USD	7,996	7,966,175
HSBC Holdings plc(b):
(USD Swap Rate 5 Year + 3.63%), 5.63%(i)		600	581,250
(EUR Swap Annual 5 Year + 4.38%), 5.25%(i)	EUR	4,400	5,003,490
(USD Swap Rate 5 Year + 3.45%), 6.25%(i)	USD	3,150	2,953,125
(USD Swap Rate 5 Year + 3.71%), 6.37%(i)		1,700	1,581,000
(USD Swap Rate 5 Year + 4.37%), 6.37%(i)		770	739,200
(LIBOR USD 3 Month + 1.35%), 4.29%, 09/12/26		10,200	10,046,767
(EUR Swap Annual 5 Year + 3.84%), 4.75%(i)	EUR	1,300	1,344,216
Iceland Bondco plc, 4.63%, 03/15/25	GBP	600	648,516
Imperial Brands Finance plc, 0.50%, 07/27/21	EUR	1,000	1,137,723
Intu Jersey 2 Ltd., 2.88%, 11/01/22(h)	GBP	900	940,900
Jerrold Finco plc:
6.25%, 09/15/21		5,369	6,719,463
6.13%, 01/15/24		4,134	5,058,797
Ladbrokes Group Finance plc:
5.13%, 09/16/22		600	779,864
5.13%, 09/08/23		2,210	2,845,637
Leeds Building Society, 2.63%, 04/01/21	EUR	873	1,029,167
Lloyds Bank plc, 1.00%, 11/19/21		26,111	30,316,724
Mitchells & Butlers Finance plc, Series D1, (LIBOR GBP 3 Month + 2.13%), 3.03%, 06/15/36(b)	GBP	2,225	2,129,340
National Westminster Bank plc, Series C, (LIBOR USD 3 Month + 0.25%), 3.00%(b)(i)	USD	4,300	3,182,000
Neptune Energy Bondco plc, 6.63%, 05/15/25(a)		13,266	12,304,215
Nomad Foods Bondco plc, 3.25%, 05/15/24	EUR	1,100	1,239,556
Pinnacle Bidco plc, 6.38%, 02/15/25	GBP	9,807	12,400,627
Rentokil Initial plc, 3.25%, 10/07/21	EUR	500	612,651
Reynolds American, Inc., 4.45%, 06/12/25	USD	29,390	28,338,857
Royal Bank of Scotland Group plc(b)(i):
(USD Swap Semi 5 Year + 7.60%), 8.62%		7,700	7,969,500
(USD Swap Semi 5 Year + 5.72%), 8.00%		4,800	4,788,000

Security		Par (000)	Value

United Kingdom (continued)
Santander UK Group Holdings plc, (GBP Swap 5 Year + 5.54%), 7.38%(b)(i)	GBP	1,300	$1,661,023
Shop Direct Funding plc, 7.75%, 11/15/22		5,769	5,871,695
Spirit Issuer plc, Series A2, (LIBOR GBP 3 Month + 2.70%), 3.61%, 12/28/31(b)		14,430	17,662,296
Stonegate Pub Co. Financing plc:
4.88%, 03/15/22		1,375	1,682,472
(LIBOR GBP 3 Month + 4.38%), 5.28%, 03/15/22(b)		550	686,526
Synlab Bondco plc, 6.25%, 07/01/22	EUR	1,698	1,974,257
Synlab Unsecured Bondco plc, 8.25%, 07/01/23		603	709,058
Tesco Corporate Treasury Services plc, 1.38%, 10/24/23		2,400	2,677,744
Tesco plc:
5.00%, 03/24/23	GBP	849	1,175,080
5.13%, 04/10/47	EUR	900	1,148,832
Tesco Property Finance 1 plc, 7.62%, 07/13/39	GBP	3,230	5,354,097
Tesco Property Finance 3 plc, 5.74%, 04/13/40		6,908	9,880,920
Tesco Property Finance 4 plc, 5.80%, 10/13/40		3,257	4,698,514
Tullow Oil Jersey Ltd., 6.63%, 07/12/21(h)	USD	7,600	8,326,081
Unilever NV, 1.75%, 08/05/20	EUR	838	986,766
Unique Pub Finance Co. plc (The):
Series M, 7.40%, 03/28/24	GBP	14,699	20,411,615
Series N, 6.46%, 03/30/32		10,457	12,655,510
Virgin Media Finance plc:
6.00%, 10/15/24(a)	USD	400	384,200
6.38%, 10/15/24	GBP	4,850	6,210,864
4.50%, 01/15/25	EUR	1,000	1,129,710
Virgin Media Receivables Financing Notes I DAC:
5.50%, 09/15/24	GBP	2,836	3,464,200
Virgin Media Secured Finance plc:
5.13%, 01/15/25		500	630,608
5.50%, 01/15/25		2,736	3,459,407
4.88%, 01/15/27		1,854	2,215,414
5.00%, 04/15/27		1,500	1,806,340
6.25%, 03/28/29		2,577	3,287,108
Vodafone Group plc:
0.00%, 11/26/20(h)(k)		2,400	2,948,346
3.75%, 01/16/24	USD	26,296	25,918,165
(EUR Swap Annual 5 Year + 3.43%), 4.20%, 10/03/78(b)	EUR	1,750	1,829,620
(GBP Swap 5 Year + 3.27%), 4.87%, 10/03/78(b)	GBP	575	693,552
(USD Swap Semi 5 Year + 3.05%), 6.25%, 10/03/78(b)	USD	9,200	8,533,000
Vue International Bidco plc, 7.88%, 07/15/20	GBP	2,104	2,638,180
Wellcome Trust Ltd. (The), 2.52%, 02/07/2118		1,854	2,066,344
Worldpay Finance plc, 3.75%, 11/15/22	EUR	1,400	1,691,471

			562,209,606

United States — 16.2%
3M Co., (EURIBOR 3 Month + 0.23%), 0.00%, 05/15/20(b)		3,110	3,565,613
Abbott Laboratories, 2.80%, 09/15/20	USD	7,205	7,162,404
AbbVie, Inc.:
3.75%, 11/14/23		12,030	11,969,193
4.25%, 11/14/28		24,600	23,881,619
4.88%, 11/14/48		5,126	4,782,532
Adient Global Holdings Ltd., 3.50%, 08/15/24	EUR	6,975	6,413,088
AHS Hospital Corp., 5.02%, 07/01/45	USD	3,780	4,198,577
Aircastle Ltd., 4.40%, 09/25/23		5,924	5,826,388
Allergan Finance LLC, 3.25%, 10/01/22		7,185	7,024,922

CONSOLIDATED SCHEDULES OF INVESTMENTS	49

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Allergan Funding SCS:
3.45%, 03/15/22	USD	7,182	$7,067,394
2.63%, 11/15/28	EUR	2,225	2,579,126
Ambac Assurance Corp., 5.10%, 06/07/20(a)	USD	1,407	1,871,862
American Airlines Group, Inc.:
5.50%, 10/01/19(a)		838	840,095
4.63%, 03/01/20(a)		10,610	10,556,950
5.18%, 08/15/23(d)		3,844	3,844,000
American Airlines, Inc.(d):
5.18%, 10/15/23		3,694	3,693,826
4.87%, 04/22/25		4,136	4,136,000
American Tower Corp., 5.00%, 02/15/24		15,280	15,806,205
Amgen, Inc., 3.63%, 05/15/22		10,821	10,895,268
Anadarko Petroleum Corp., 4.85%, 03/15/21		6,653	6,811,874
Analog Devices, Inc., 2.95%, 01/12/21		7,213	7,149,733
Andeavor Logistics LP:
5.50%, 10/15/19		25,750	25,966,835
6.25%, 10/15/22		10,000	10,200,000
6.38%, 05/01/24		556	574,070
5.25%, 01/15/25		11,144	11,344,214
Antero Resources Corp.:
5.38%, 11/01/21		11,010	10,624,650
5.13%, 12/01/22		8,148	7,659,120
5.63%, 06/01/23		6,623	6,291,850
5.00%, 03/01/25		5,572	5,042,660
Aon Corp., 4.50%, 12/15/28		10,995	11,130,342
Apple, Inc., 2.85%, 05/11/24		36,555	35,664,571
Aramark International Finance SARL, 3.13%, 04/01/25	EUR	590	677,682
Arconic, Inc.:
6.15%, 08/15/20	USD	12,400	12,649,289
5.40%, 04/15/21		838	846,380
5.87%, 02/23/22		5,380	5,459,500
5.90%, 02/01/27		26,394	25,140,285
Ares Capital Corp., 4.25%, 03/01/25		18,150	17,280,835
ARI Investments LLC, (LIBOR USD 1 Month + 2.90%), 5.28%, 01/06/25(b)(d)		8,359	8,359,194
Ashton Woods USA LLC, 6.88%, 02/15/21(a)		11,328	10,874,880
AT&T, Inc.:
(EURIBOR 3 Month + 0.58%), 0.26%, 06/04/19(b)	EUR	920	1,055,243
(EURIBOR 3 Month + 0.40%), 0.08%, 08/03/20(b)		8,700	9,963,958
(LIBOR USD 3 Month + 1.18%), 3.96%, 06/12/24(b)	USD	18,285	17,736,304
3.40%, 05/15/25		14,670	13,814,047
4.13%, 02/17/26		9,175	8,965,828
Avantor, Inc.(a):
6.00%, 10/01/24		6,830	6,710,475
9.00%, 10/01/25		2,890	2,890,000
Aviation Capital Group LLC, 3.88%, 05/01/23(a)		5,050	4,947,619
Avis Budget Finance plc:
4.13%, 11/15/24	EUR	1,001	1,135,427
4.75%, 01/30/26		10,574	11,418,538
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25		2,400	2,639,753
Banff Merger Sub, Inc., 8.38%, 09/01/26		7,480	7,909,618
Bank of America Corp.:
Series L, 2.65%, 04/01/19	USD	7,200	7,192,458
2.15%, 11/09/20	USD	7,185	7,056,104
2.63%, 04/19/21		14,427	14,230,778
(LIBOR USD 3 Month + 0.63%), 2.33%, 10/01/21(b)		29,720	29,139,888

Security		Par (000)	Value

United States (continued)
Bank of America Corp. (continued)
(EURIBOR 3 Month + 0.83%), 0.74%, 02/07/22(b)	EUR	29,583	$34,033,656
(EURIBOR 3 Month + 0.78%), 0.46%, 05/04/23(b)		1,460	1,643,996
(LIBOR USD 3 Month + 0.94%), 3.86%, 07/23/24(b)	USD	35,485	35,400,476
4.45%, 03/03/26		35,770	35,362,051
4.25%, 10/22/26		9,110	8,860,373
(LIBOR USD 3 Month + 1.07%), 3.97%, 03/05/29(b)		47,120	45,802,423
(LIBOR USD 3 Month + 1.31%), 4.27%, 07/23/29(b)		40,120	39,931,698
Bausch Health Cos., Inc.:
5.63%, 12/01/21(a)		12,695	12,504,575
6.50%, 03/15/22(a)		15,404	15,481,020
4.50%, 05/15/23	EUR	144	155,603
5.88%, 05/15/23(a)	USD	3,890	3,598,250
7.00%, 03/15/24(a)		12,758	12,885,580
5.50%, 11/01/25(a)		3,574	3,332,755
9.00%, 12/15/25(a)		5,905	5,875,475
Baylor Scott & White Holdings, 4.19%, 11/15/45		6,325	6,234,494
Beacon Roofing Supply, Inc., 6.38%, 10/01/23		366	362,340
Beazer Homes USA, Inc., 8.75%, 03/15/22		9,568	9,568,000
Becton Dickinson and Co.:
2.68%, 12/15/19		7,213	7,144,411
3.13%, 11/08/21		1,155	1,139,127
Belden, Inc.:
2.88%, 09/15/25	EUR	920	982,939
4.13%, 10/15/26		3,340	3,744,222
Biogen, Inc., 3.63%, 09/15/22	USD	3,600	3,609,432
Boston University, Series CC, 4.06%, 10/01/48		6,662	6,682,422
Boyd Gaming Corp., 6.88%, 05/15/23		17,278	17,450,780
Brinker International, Inc., 5.00%, 10/01/24(a)		13,057	12,273,580
Bristow Group, Inc., 8.75%, 03/01/23(a)		19,315	13,810,225
Broadcom Corp.:
2.38%, 01/15/20		32,860	32,449,616
2.20%, 01/15/21		10,914	10,551,291
Bruin E&P Partners LLC, 8.88%, 08/01/23(a)		22,163	19,725,070
BWAY Holding Co., 5.50%, 04/15/24(a)		14,877	13,984,380
Callon Petroleum Co., 6.13%, 10/01/24		7,880	7,328,400
Calpine Corp.:
6.00%, 01/15/22(a)		7,520	7,463,600
5.38%, 01/15/23		8,090	7,584,375
5.88%, 01/15/24(a)		6,720	6,585,600
Campbell Soup Co., 3.30%, 03/15/21		3,575	3,556,417
Capital One Bank USA NA, 2.25%, 02/13/19		4,055	4,053,916
Capital One NA, 2.95%, 07/23/21		2,726	2,681,162
Cargill, Inc., 1.88%, 09/04/19	EUR	1,500	1,739,738
Carlson Travel, Inc.(a):
6.75%, 12/15/23	USD	11,776	11,349,120
9.50%, 12/15/24		575	521,812
Carnival Corp., 3.95%, 10/15/20		8,291	8,397,903
Carpenter Technology Corp., 4.45%, 03/01/23		12,790	12,427,266
Carrizo Oil & Gas, Inc., 6.25%, 04/15/23		3,438	3,180,150
Caterpillar Financial Services Corp.:
1.90%, 03/22/19		7,213	7,198,750
2.25%, 12/01/19		1,489	1,478,435
1.70%, 08/09/21		5,711	5,481,961
Caterpillar International Finance DAC, 0.75%, 10/13/20	EUR	600	696,805
Catholic Health Initiatives, 4.35%, 11/01/42	USD	4,455	4,029,809

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
CCO Holdings LLC:
5.25%, 09/30/22	USD	19,583	$19,411,649
5.13%, 02/15/23		847	825,825
5.13%, 05/01/23(a)		845	821,762
5.75%, 01/15/24		423	418,770
5.75%, 02/15/26(a)		22,990	22,530,200
5.13%, 05/01/27(a)		3,775	3,516,035
CDK Global, Inc.:
3.80%, 10/15/19		10,556	10,503,220
5.00%, 10/15/24		3,702	3,627,960
Celgene Corp., 2.25%, 05/15/19		7,213	7,191,796
Centennial Resource Production LLC, 5.38%, 01/15/26(a)		32,080	29,834,400
CenterPoint Energy, Inc., 3.85%, 02/01/24		13,750	13,816,767
Century Communities, Inc., 6.88%, 05/15/22		2,761	2,671,267
CenturyLink, Inc.:
Series S, 6.45%, 06/15/21		6,800	6,783,000
Series W, 6.75%, 12/01/23		15,325	14,769,469
Series Y, 7.50%, 04/01/24		8,500	8,202,500
Ceva Logistics Finance BV, 5.25%, 08/01/25	EUR	901	1,018,384
Chaparral Energy, Inc., 8.75%, 07/15/23(a)	USD	5,637	4,030,455
Charter Communications Operating LLC, (LIBOR USD 3 Month + 1.65%), 4.19%, 02/01/24(b)		557	547,639
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		14,711	15,520,105
5.88%, 03/31/25		3,048	3,032,760
5.13%, 06/30/27		24,504	23,133,001
Cheniere Energy Partners LP, 5.25%, 10/01/25		18,889	17,613,993
Cheniere Energy, Inc., 0.00% (0.00% Cash or 4.88% PIK), 05/28/21(a)(h)(j)		43,153	43,765,267
Chesapeake Energy Corp.:
6.63%, 08/15/20		9,414	9,108,045
6.13%, 02/15/21		760	714,400
7.00%, 10/01/24		28,040	24,254,600
5.50%, 09/15/26(h)		5,438	4,376,840
CHRISTUS Health, Series C, 4.34%, 07/01/28		9,278	9,467,891
Citigroup, Inc.:
2.55%, 04/08/19		7,200	7,189,676
2.35%, 08/02/21		14,427	14,015,278
1.38%, 10/27/21	EUR	14,764	17,360,232
4.65%, 07/23/48	USD	5,150	5,033,175
Citizens Bank NA, 3.70%, 03/29/23		3,009	3,023,899
Coca-Cola Co. (The), 3.15%, 11/15/20		3,590	3,614,641
Colfax Corp., 3.25%, 05/15/25	EUR	6,023	6,367,416
Comcast Corp.:
3.95%, 10/15/25	USD	8,165	8,261,652
4.15%, 10/15/28		5,830	5,919,972
4.25%, 10/15/30		4,495	4,545,828
4.70%, 10/15/48		7,520	7,601,822
4.00%, 11/01/49		12,265	10,990,184
4.95%, 10/15/58		16,420	16,693,413
Commercial Metals Co.:
4.88%, 05/15/23		9,935	9,388,575
5.75%, 04/15/26(a)		5,469	5,072,498
5.38%, 07/15/27		22,403	20,050,685
Consolidated Edison Co. of New York, Inc., 6.65%, 04/01/19		7,200	7,258,110
Constellium NV, 4.25%, 02/15/26	EUR	547	564,366
Continental Resources, Inc.:
5.00%, 09/15/22	USD	8,948	8,884,511
4.50%, 04/15/23		18,420	18,128,544
3.80%, 06/01/24		12,555	11,885,433
4.38%, 01/15/28		14,738	13,864,947

Security		Par (000)	Value

United States (continued)
Crown Castle International Corp., 3.65%, 09/01/27	USD	24,065	$22,309,232
Crown European Holdings SA:
2.25%, 02/01/23	EUR	2,400	2,749,635
2.25%, 02/01/23(a)		400	458,272
3.38%, 05/15/25		432	497,860
CSC Holdings LLC:
8.63%, 02/15/19	USD	1,119	1,121,798
10.13%, 01/15/23(a)		29,578	31,833,322
5.38%, 07/15/23(a)		15,650	15,261,880
5.25%, 06/01/24		360	329,850
6.63%, 10/15/25(a)		19,248	19,488,600
10.88%, 10/15/25(a)		13,909	15,630,239
CVR Refining LLC, 6.50%, 11/01/22		833	820,505
CVS Health Corp.:
3.13%, 03/09/20		17,938	17,902,463
3.70%, 03/09/23		14,427	14,272,561
4.10%, 03/25/25		15,785	15,627,502
4.30%, 03/25/28		35,010	34,226,093
DaVita, Inc.:
5.75%, 08/15/22		7,660	7,621,700
5.13%, 07/15/24		17,618	16,516,875
DCP Midstream Operating LP:
2.70%, 04/01/19		73	72,407
5.35%, 03/15/20(a)		848	851,180
Dell International LLC(a):
5.88%, 06/15/21		11,015	11,003,126
7.13%, 06/15/24		995	1,012,413
6.02%, 06/15/26		3,651	3,667,509
8.35%, 07/15/46		19,296	20,893,521
Dell, Inc., 5.88%, 06/15/19		2,110	2,117,913
Delta Air Lines, Inc.:
2.88%, 03/13/20		7,739	7,687,587
3.63%, 03/15/22		7,213	7,058,571
Diamondback Energy, Inc.:
4.75%, 11/01/24		2,850	2,750,250
4.75%, 11/01/24(a)		1,095	1,056,675
5.38%, 05/31/25		19,256	18,774,600
Dignity Health, 2.64%, 11/01/19		11,573	11,505,408
Discovery Communications LLC, 5.20%, 09/20/47		22,715	20,875,942
DISH DBS Corp., 7.88%, 09/01/19		854	871,336
Dow Chemical Co. (The), 5.55%, 11/30/48(a)		8,065	8,177,515
DowDuPont, Inc.:
3.77%, 11/15/20		5,675	5,729,408
4.49%, 11/15/25		8,990	9,255,888
5.42%, 11/15/48		9,910	10,295,922
DTE Energy Co., Series D, 3.70%, 08/01/23		5,665	5,625,335
EMC Corp., 2.65%, 06/01/20		860	825,962
Endeavor Energy Resources LP, 5.50%, 01/30/26(a)		1,646	1,687,150
Energen Corp., 4.63%, 09/01/21		29,141	28,849,590
Energizer Gamma Acquisition BV, 4.63%, 07/15/26	EUR	5,134	5,499,932
Energy Transfer LP, 7.50%, 10/15/20	USD	4,604	4,788,160
Energy Transfer Operating LP, 6.00%, 06/15/48		11,570	11,267,008
Ensco Jersey Finance Ltd., 3.00%, 01/31/24(h)		2,840	1,877,990
Enterprise Products Operating LLC:
5.20%, 09/01/20		3,360	3,463,360
4.15%, 10/16/28		22,070	21,958,795
4.80%, 02/01/49		9,165	8,903,354
EQT Corp., 8.13%, 06/01/19		1,572	1,598,674

CONSOLIDATED SCHEDULES OF INVESTMENTS	51

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Equinix, Inc.:
5.38%, 01/01/22	USD	1,685	$1,697,638
5.38%, 04/01/23		9,362	9,315,190
2.88%, 03/15/24	EUR	4,710	5,373,547
5.75%, 01/01/25	USD	426	429,195
2.88%, 10/01/25	EUR	2,195	2,408,037
2.88%, 02/01/26		400	433,643
ESH Hospitality, Inc., 5.25%, 05/01/25(a)	USD	1,260	1,171,800
Expedia Group, Inc., 5.95%, 08/15/20		3,585	3,703,981
Express Scripts Holding Co.:
2.60%, 11/30/20		7,216	7,103,155
4.75%, 11/15/21		7,216	7,422,579
Extraction Oil & Gas, Inc., 7.38%, 05/15/24(a)		8,705	7,181,625
Federal-Mogul LLC, 5.00%, 07/15/24	EUR	4,560	5,335,121
FedEx Corp., 4.95%, 10/17/48	USD	11,590	11,200,258
First Data Corp.(a):
5.38%, 08/15/23		3,160	3,104,700
5.00%, 01/15/24		37,790	36,372,875
Fiserv, Inc.:
3.80%, 10/01/23		12,000	12,074,729
4.20%, 10/01/28		12,400	12,375,148
Five Point Operating Co. LP, 7.88%, 11/15/25(a)		10,896	10,514,640
Ford Motor Credit Co. LLC:
2.38%, 03/12/19		26,270	26,226,398
(EURIBOR 3 Month + 0.43%), 0.11%, 05/14/21(b)	EUR	5,800	6,347,545
4.25%, 09/20/22	USD	16,980	16,277,832
(EURIBOR 3 Month + 0.42%), 0.10%, 12/07/22(b)	EUR	805	842,049
3.10%, 05/04/23	USD	3,665	3,313,086
4.13%, 08/04/25		12,364	11,137,255
Frontier Communications Corp., 8.50%, 04/01/26(a)		5,341	4,673,375
Gates Global LLC, 6.00%, 07/15/22(a)		1,203	1,178,940
General Electric Co., (EURIBOR 3 Month + 0.30%), 0.00%, 05/28/20(b)	EUR	1,460	1,638,193
General Motors Co.:
(LIBOR USD 3 Month + 0.90%), 3.67%, 09/10/21(b)	USD	10,000	9,722,783
4.20%, 10/01/27		10,861	9,789,465
5.00%, 10/01/28		11,310	10,716,565
General Motors Financial Co., Inc.:
4.20%, 03/01/21		7,237	7,233,112
3.55%, 04/09/21		5,631	5,553,461
(EURIBOR 3 Month + 0.68%), 0.36%, 05/10/21(b)	EUR	1,460	1,627,710
3.20%, 07/06/21	USD	3,606	3,522,363
3.15%, 06/30/22		13,990	13,362,656
George Washington University (The), Series 2018, 4.13%, 09/15/48		11,870	11,878,020
GLP Capital LP:
4.88%, 11/01/20		22,149	22,337,266
4.38%, 04/15/21		1,456	1,450,074
5.38%, 11/01/23		18,378	18,629,779
5.25%, 06/01/25		20,203	20,059,963
5.38%, 04/15/26		1,129	1,116,592
5.75%, 06/01/28		840	848,400
5.30%, 01/15/29		1,040	1,017,151
Goldman Sachs & Co. LLC, (LIBOR USD 3 Month + 0.44%), 3.06%, 02/08/19(b)		417,000	416,739,850
Goldman Sachs Group, Inc. (The):
7.50%, 02/15/19		22,979	23,089,674
2.75%, 09/15/20		14,300	14,152,163

Security		Par (000)	Value

United States (continued)
Goldman Sachs Group, Inc. (The) (continued)
5.25%, 07/27/21	USD	7,170	$7,443,124
2.50%, 10/18/21	EUR	14,764	17,787,696
3.50%, 11/16/26	USD	24,796	22,902,849
(LIBOR USD 3 Month + 1.30%), 4.22%, 05/01/29(b)		20,200	19,440,244
Graphic Packaging International LLC, 4.75%, 04/15/21		277	276,308
Great Lakes Dredge & Dock Corp., 8.00%, 05/15/22		6,873	6,984,686
Halfmoon Parent, Inc., 3.75%, 07/15/23(a)		10,650	10,614,536
Hanesbrands Finance Luxembourg SCA, 3.50%, 06/15/24	EUR	885	1,020,073
HCA Healthcare, Inc., 6.25%, 02/15/21	USD	2,195	2,244,388
HCA, Inc.:
4.25%, 10/15/19		2,553	2,546,618
6.50%, 02/15/20	USD	47,803	48,998,075
5.88%, 03/15/22		7,089	7,266,225
4.75%, 05/01/23		12,888	12,694,680
5.00%, 03/15/24		26,077	25,816,230
5.25%, 04/15/25		1,374	1,367,130
5.25%, 06/15/26		2,911	2,889,167
4.50%, 02/15/27		845	798,525
Herc Rentals, Inc.(a):
7.50%, 06/01/22		17,738	18,403,175
7.75%, 06/01/24		21,146	22,044,705
Hertz Corp. (The):
5.88%, 10/15/20		1,400	1,358,000
7.38%, 01/15/21		8,995	8,747,638
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	7,857	8,866,225
Hess Corp.:
4.30%, 04/01/27	USD	5,000	4,581,668
7.88%, 10/01/29		3,685	4,121,511
Hewlett Packard Enterprise Co., (LIBOR USD 3 Month + 0.72%), 3.06%, 10/05/21(b)		15,000	14,869,465
Hilton Worldwide Finance LLC, 4.63%, 04/01/25		305	288,988
Humana, Inc.:
2.50%, 12/15/20		2,130	2,097,868
3.15%, 12/01/22		7,213	7,066,145
Huntington National Bank (The), 2.40%, 04/01/20		8,115	8,028,702
Huntsman International LLC, 5.13%, 11/15/22		5,549	5,590,618
Informatica LLC, 7.13%, 07/15/23(a)		9,290	9,047,438
Intelsat SA, 4.50%, 06/15/25(a)(h)		1,345	1,950,898
Intercontinental Exchange, Inc.:
3.75%, 09/21/28		4,615	4,617,940
4.25%, 09/21/48		6,245	6,112,980
International Business Machines Corp.:
2.25%, 02/19/21		7,205	7,059,833
2.90%, 11/01/21		3,170	3,127,096
International Game Technology plc:
6.25%, 02/15/22(a)		11,358	11,386,395
4.75%, 02/15/23	EUR	3,425	4,169,299
3.50%, 07/15/24		1,364	1,527,640
Interpublic Group of Cos., Inc. (The):
3.75%, 10/01/21	USD	13,645	13,730,120
4.65%, 10/01/28		13,810	13,629,835
5.40%, 10/01/48		5,345	5,061,728
IQVIA, Inc.:
3.25%, 03/15/25(a)	EUR	1,050	1,178,435
3.25%, 03/15/25		5,330	5,981,963
Iron Mountain UK plc, 3.88%, 11/15/25	GBP	1,819	2,040,185
Iron Mountain US Holdings, Inc., 5.38%, 06/01/26(a)	USD	3,925	3,571,750

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Iron Mountain, Inc.:
4.38%, 06/01/21(a)	USD	1,250	$1,234,375
6.00%, 08/15/23		2,687	2,720,587
3.00%, 01/15/25	EUR	3,920	4,156,286
Jagged Peak Energy LLC, 5.88%, 05/01/26(a)	USD	7,197	6,693,210
JPMorgan Chase & Co.:
1.85%, 03/22/19		14,370	14,328,708
2.63%, 04/23/21	EUR	11,131	13,435,392
2.40%, 06/07/21	USD	7,213	7,055,073
(LIBOR USD 3 Month + 0.73%), 3.56%, 04/23/24(b)		34,000	33,742,859
(LIBOR USD 3 Month + 1.12%), 4.01%, 04/23/29(b)		36,350	35,636,163
(LIBOR USD 3 Month + 1.26%), 4.20%, 07/23/29(b)		66,935	66,731,520
(LIBOR USD 3 Month + 1.33%), 4.45%, 12/05/29(b)		20,275	20,622,610
K. Hovnanian Enterprises, Inc.(a):
10.00%, 07/15/22	USD	23,587	20,638,625
10.50%, 07/15/24		9,499	7,884,170
Kaiser Aluminum Corp., 5.88%, 05/15/24		16,741	16,364,328
Kaiser Foundation Hospitals:
3.50%, 04/01/22		11,340	11,529,110
4.15%, 05/01/47		2,793	2,758,562
KAR Auction Services, Inc., 5.13%, 06/01/25(a)		534	481,935
KB Home:
4.75%, 05/15/19		2,541	2,534,648
8.00%, 03/15/20		443	457,397
Keurig Dr. Pepper, Inc., 4.06%, 05/25/23(a)		8,010	7,982,274
KFC Holding Co., 5.00%, 06/01/24(a)		15,425	14,885,125
Kinder Morgan, Inc., 5.55%, 06/01/45		11,625	11,513,042
Kraft Heinz Foods Co., 3.50%, 06/06/22		7,213	7,140,253
Lamar Media Corp., 5.38%, 01/15/24		1,422	1,422,000
Lennar Corp.:
4.50%, 06/15/19		4,191	4,180,522
4.50%, 11/15/19		3,680	3,652,400
2.95%, 11/29/20		55	53,290
8.38%, 01/15/21		2,042	2,169,625
4.75%, 04/01/21		1,224	1,213,290
4.75%, 11/15/22		32,238	31,270,860
4.88%, 12/15/23		3,655	3,508,800
5.88%, 11/15/24		10,976	10,976,000
5.25%, 06/01/26		172	162,110
Level 3 Financing, Inc.:
6.13%, 01/15/21		1,280	1,280,000
5.38%, 08/15/22		860	843,213
5.63%, 02/01/23		345	338,962
Lions Gate Capital Holdings LLC, 5.88%, 11/01/24(a)		3,091	3,052,363
LKQ Italia Bondco SpA, 3.88%, 04/01/24	EUR	1,388	1,622,107
Marriott International, Inc., 2.30%, 01/15/22	USD	5,019	4,825,236
Masonite International Corp.(a):
5.63%, 03/15/23		12,528	12,152,160
5.75%, 09/15/26		350	329,875
Massachusetts Institute of Technology, 3.96%, 07/01/38		8,375	8,597,960
McDonald’s Corp.:
0.50%, 01/15/21	EUR	1,500	1,729,507
3.70%, 01/30/26	USD	14,435	14,150,494
Medtronic, Inc., 2.50%, 03/15/20		3,590	3,571,620
Mercy Health, Series 2018, 4.30%, 07/01/28		4,989	5,089,268
Meritor, Inc., 6.25%, 02/15/24		10,523	10,049,465

Security		Par (000)	Value

United States (continued)
Metropolitan Life Global Funding I, 1.95%, 09/15/21(a)	USD	1,500	$1,448,222
MGM Growth Properties Operating Partnership LP, 5.63%, 05/01/24		16,413	16,248,870
MGM Resorts International:
8.63%, 02/01/19		2,193	2,195,741
5.25%, 03/31/20		415	416,038
Microsoft Corp., 2.88%, 02/06/24		6,545	6,483,300
Molson Coors Brewing Co.:
(EURIBOR 3 Month + 0.35%), 0.04%, 03/15/19(b)	EUR	1,460	1,672,941
2.10%, 07/15/21	USD	5,745	5,539,057
Mondelez International, Inc., 2.38%, 01/26/21	EUR	700	837,313
Montefiore Obligated Group, Series 18-C, 5.25%, 11/01/48	USD	10,334	10,005,100
Morgan Stanley:
2.80%, 06/16/20		7,180	7,133,362
5.38%, 08/10/20	EUR	7,450	9,244,577
2.38%, 03/31/21		29,655	35,486,484
(LIBOR USD 3 Month + 0.85%), 3.74%, 04/24/24(b)	USD	23,795	23,592,368
4.35%, 09/08/26		33,685	32,735,228
3.95%, 04/23/27		11,665	10,997,696
(LIBOR USD 3 Month + 1.14%), 3.77%, 01/24/29(b)		74,085	70,882,661
MPT Operating Partnership LP, 3.33%, 03/24/25		2,430	2,765,638
NBCUniversal Media LLC, 5.15%, 04/30/20		7,213	7,405,013
NCR Corp., 5.00%, 07/15/22		3,736	3,521,180
Nestle Holdings, Inc.(a):
3.50%, 09/24/25		15,150	15,217,808
3.63%, 09/24/28		10,000	10,065,891
Netflix, Inc., 4.63%, 05/15/29		3,152	3,539,609
Newfield Exploration Co., 5.38%, 01/01/26		11,260	11,034,800
NextEra Energy Capital Holdings, Inc., Series H, 3.34%, 09/01/20		8,535	8,551,933
NGPL PipeCo LLC(a):
4.38%, 08/15/22		14,277	13,884,383
4.88%, 08/15/27		560	527,800
7.77%, 12/15/37		21,468	24,473,520
Nielsen Finance LLC:
4.50%, 10/01/20		310	306,125
5.00%, 04/15/22(a)		14,828	14,160,740
Nissan Motor Acceptance Corp.(a):
2.35%, 03/04/19		3,150	3,143,909
(LIBOR USD 3 Month + 1.01%), 3.78%, 03/08/19(b)		3,595	3,599,211
Northern Oil and Gas, Inc., 8.50% (8.50% Cash or 1.00% PIK), 05/15/23(j)		4,125	3,964,927
Northrop Grumman Corp., 2.08%, 10/15/20		2,005	1,966,302
NRG Energy, Inc.:
6.25%, 05/01/24		417	423,255
2.75%, 06/01/48(a)(h)		7,928	8,537,505
NVIDIA Corp., 3.20%, 09/16/26		1,935	1,835,245
Oasis Petroleum, Inc., 6.88%, 03/15/22		25,435	23,972,488
Ochsner Clinic Foundation, 5.90%, 05/15/45		5,126	6,206,322
Oracle Corp.:
2.25%, 01/10/21		1,200	1,436,483
2.95%, 11/15/24		16,915	16,473,281
Outfront Media Capital LLC:
5.25%, 02/15/22		1,409	1,401,955
5.63%, 02/15/24		549	540,765
Pacific Drilling First Lien Escrow Issuer Ltd., 8.38%, 10/01/23(a)		13,266	12,669,030

CONSOLIDATED SCHEDULES OF INVESTMENTS	53

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Parsley Energy LLC(a):
6.25%, 06/01/24	USD	7,660	$7,430,200
5.38%, 01/15/25		19,784	18,201,280
Partners Healthcare System, Inc., Series 2011, 3.44%, 07/01/21		1,582	1,598,062
PeaceHealth Obligated Group, Series 2018, 4.79%, 11/15/48		8,844	9,349,504
PepsiCo, Inc., 3.00%, 08/25/21		3,590	3,598,681
Philip Morris International, Inc.:
1.88%, 11/01/19		7,213	7,126,222
1.75%, 03/19/20	EUR	430	502,220
Pioneer Energy Services Corp., 6.13%, 03/15/22	USD	5,276	3,218,360
Plains All American Pipeline LP:
4.65%, 10/15/25		7,400	7,277,473
4.90%, 02/15/45		3,745	3,200,316
Post Holdings, Inc., 5.50%, 03/01/25(a)		18,687	17,935,969
Prime Security Services Borrower LLC, 9.25%, 05/15/23(a)		15,764	16,256,625
Providence St. Joseph Health Obligated Group, Series A, 3.93%, 10/01/48		7,460	7,105,929
PSPC Escrow Corp., 6.00%, 02/01/23	EUR	3,011	3,527,475
PulteGroup, Inc.:
4.25%, 03/01/21	USD	425	421,813
5.50%, 03/01/26		8,803	8,472,887
5.00%, 01/15/27		556	503,180
7.88%, 06/15/32		10,684	11,057,940
6.00%, 02/15/35		141	121,965
PVH Corp., 3.13%, 12/15/27	EUR	3,182	3,397,255
Quicken Loans, Inc., 5.75%, 05/01/25(a)	USD	38,619	36,108,765
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26	EUR	7,398	8,243,161
6.88%, 11/15/26		6,912	7,305,669
8.25%, 11/15/26(a)	USD	2,040	1,864,050
Resolute Energy Corp., 8.50%, 05/01/20		25,434	25,052,490
Reynolds Group Issuer, Inc.:
5.75%, 10/15/20		19,812	19,762,907
6.87%, 02/15/21		1,957	1,957,243
7.00%, 07/15/24(a)		418	398,145
Rite Aid Corp., 6.13%, 04/01/23(a)		4,855	3,835,450
Rockies Express Pipeline LLC(a):
6.00%, 01/15/19		18,991	18,991,000
5.63%, 04/15/20		22,012	22,012,000
Sabine Pass Liquefaction LLC:
6.25%, 03/15/22		846	889,561
5.63%, 04/15/23		2,292	2,414,807
5.75%, 05/15/24		11,438	11,933,919
5.88%, 06/30/26		13,615	14,415,618
Sable International Finance Ltd., 6.88%, 08/01/22(a)		3,100	3,163,550
Sable Permian Resources Land LLC, 13.00%, 11/30/20(a)		21,980	22,859,200
Sabre GLBL, Inc.(a):
5.38%, 04/15/23		8,780	8,736,100
5.25%, 11/15/23		7,729	7,632,388
Schlumberger Oilfield UK plc, 4.20%, 01/15/21(a)		3,575	3,619,226
Scientific Games International, Inc., 10.00%, 12/01/22		24,674	25,044,110
SEACOR Holdings, Inc., 3.25%, 05/15/30(h)		12,666	10,648,281
Sealed Air Corp., 4.50%, 09/15/23	EUR	745	916,920
Sherwin-Williams Co. (The), 2.25%, 05/15/20	USD	7,190	7,079,918
Silgan Holdings, Inc., 3.25%, 03/15/25	EUR	1,090	1,244,122

Security		Par (000)	Value

United States (continued)
Silversea Cruise Finance Ltd., 7.25%, 02/01/25(a)	USD	8,502	$8,988,314
Simon Property Group LP, 2.50%, 09/01/20		7,213	7,135,015
Southern Baptist Hospital of Florida, Inc., 4.86%, 07/15/45		5,165	5,621,471
Southern Power Co., (LIBOR USD 3 Month + 0.55%), 3.34%, 12/20/20(a)(b)		7,150	7,061,804
Spectra Energy Partners LP, 4.75%, 03/15/24		18,300	18,806,498
Sprint Capital Corp., 6.90%, 05/01/19		1,815	1,824,075
Sprint Communications, Inc., 7.00%, 03/01/20(a)		10,133	10,386,325
Sprint Corp.:
7.88%, 09/15/23		10,592	10,870,040
7.13%, 06/15/24		416	411,981
7.63%, 03/01/26		8,785	8,675,188
Sprint Spectrum Co. LLC(a):
3.36%, 09/20/21		55,707	55,010,415
4.74%, 03/20/25		9,055	8,885,219
SSM Health Care Corp., Series 2018, 3.69%, 06/01/23		22,510	22,716,469
Standard Industries, Inc., 6.00%, 10/15/25(a)		34,482	33,071,686
Staples, Inc., 8.50%, 09/15/25(a)		8,865	7,998,002
Starbucks Corp., 2.20%, 11/22/20		5,120	5,035,637
State Street Corp., (LIBOR USD 3 Month + 0.77%), 3.78%, 12/03/24(b)		16,810	16,850,008
Steel Dynamics, Inc.:
5.13%, 10/01/21		17,634	17,611,957
5.25%, 04/15/23		833	821,546
5.50%, 10/01/24		18,248	18,065,520
4.13%, 09/15/25		185	169,969
5.00%, 12/15/26		6,635	6,286,663
Summit Materials LLC, 6.13%, 07/15/23		2,449	2,424,510
Sunoco Logistics Partners Operations LP, 5.40%, 10/01/47		14,600	13,230,610
Sunoco LP:
4.88%, 01/15/23		16,236	15,830,100
5.50%, 02/15/26		560	530,600
5.88%, 03/15/28		10,464	9,787,816
SunTrust Bank, (LIBOR USD 3 Month + 0.74%), 3.69%, 08/02/24(b)		9,780	9,740,572
Sutter Health, Series 2018, 3.70%, 08/15/28		9,423	9,448,825
Talen Energy Supply LLC:
9.50%, 07/15/22(a)		7,317	7,353,585
6.50%, 06/01/25		13,454	9,552,340
10.50%, 01/15/26(a)		11,536	9,805,600
Talos Production LLC, 11.00%, 04/03/22		14,140	13,574,400
Targa Resources Partners LP:
4.13%, 11/15/19		9,630	9,545,737
6.75%, 03/15/24		371	376,565
5.13%, 02/01/25		427	400,313
Taylor Morrison Communities, Inc., 5.25%, 04/15/21(a)		6,860	6,791,400
Tenet Healthcare Corp.:
5.50%, 03/01/19		1,548	1,549,548
4.75%, 06/01/20		550	548,680
6.00%, 10/01/20		31,008	31,395,600
4.50%, 04/01/21		571	555,298
7.50%, 01/01/22(a)		530	537,950
Toledo Hospital (The), 5.75%, 11/15/38		16,288	17,198,703
Toll Brothers Finance Corp.:
4.38%, 04/15/23		8,500	7,968,750
4.88%, 11/15/25		4,261	3,984,035
Total System Services, Inc., 3.80%, 04/01/21		9,670	9,668,077

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
TransDigm, Inc.:
5.50%, 10/15/20	USD	5,890	$5,845,825
6.00%, 07/15/22		16,459	16,212,115
6.50%, 07/15/24		7,485	7,279,163
Transocean Guardian Ltd., 5.88%, 01/15/24(a)		3,359	3,216,243
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24(a)		25,189	25,062,856
Transocean Proteus Ltd., 6.25%, 12/01/24(a)		2,939	2,814,284
TRI Pointe Group, Inc.:
4.38%, 06/15/19		2,682	2,661,885
4.88%, 07/01/21		3,731	3,563,105
Trinity Health Corp., 4.13%, 12/01/45		4,000	3,800,553
UGI International LLC, 3.25%, 11/01/25	EUR	1,581	1,811,431
United Airlines Pass-Through Trust, Series 2013-1, Class B, 5.38%, 08/15/21	USD	15,542	15,895,857
United Rentals North America, Inc.:
4.63%, 07/15/23		550	539,687
5.75%, 11/15/24		10,637	10,238,113
5.50%, 07/15/25		7,480	7,049,900
United Technologies Corp.:
(EURIBOR 3 Month + 0.20%), 0.00%, 05/18/20(b)	EUR	1,500	1,714,775
3.65%, 08/16/23	USD	39,180	39,026,482
2.80%, 05/04/24		11,590	10,924,697
3.95%, 08/16/25		14,870	14,754,839
4.13%, 11/16/28		21,820	21,617,100
4.63%, 11/16/48		11,760	11,356,483
UnitedHealth Group, Inc.:
2.70%, 07/15/20		2,700	2,690,350
3.38%, 11/15/21		2,521	2,537,075
4.25%, 06/15/48		10,460	10,454,169
4.45%, 12/15/48		6,360	6,546,567
University of Notre Dame du Lac, Series 2017, 3.39%, 02/15/48		6,490	6,133,233
University of Southern California, 3.03%, 10/01/39		942	854,212
Valvoline, Inc., 5.50%, 07/15/24		9,621	9,404,528
Vantiv LLC, 3.88%, 11/15/25(a)	GBP	1,648	1,967,724
Venator Finance SARL, 5.75%, 07/15/25(a)	USD	5,917	4,733,600
Ventas Realty LP, 4.40%, 01/15/29		3,670	3,651,663
VeriSign, Inc., 4.63%, 05/01/23		43,306	42,656,410
Verizon Communications, Inc.:
5.01%, 04/15/49		11,760	11,717,687
4.67%, 03/15/55		35,220	32,342,500
Viacom, Inc.:
4.38%, 03/15/43		4,690	3,703,054
(LIBOR USD 3 Month + 3.90%), 5.87%, 02/28/57(b)		6,008	5,452,214
Vistra Energy Corp.:
7.38%, 11/01/22		31,320	32,337,900
5.88%, 06/01/23		2,404	2,404,000
7.63%, 11/01/24		4,351	4,590,305
Walmart, Inc.:
2.65%, 12/15/24		19,633	19,070,799
3.55%, 06/26/25		9,065	9,164,971
3.70%, 06/26/28		14,875	15,097,134
Walt Disney Co. (The), 1.95%, 03/04/20		3,913	3,875,116
Washington Mutual Escrow Bonds(d):
0.00%, 11/06/09(f)		45,161	5
0.00%, 09/19/17(k)		2,631	—
0.00%, 09/21/17(k)		15,753	2
Washington Mutual, Inc.(m)(d):
0.00%, 09/21/17		25,126	2
0.00%, 10/03/17		14,745	1

Security		Par (000)	Value

United States (continued)
Weatherford International Ltd., 5.13%, 09/15/20	USD	1,542	$1,202,760
Weekley Homes LLC:
6.00%, 02/01/23		5,166	4,830,210
6.63%, 08/15/25		5,948	5,457,290
Wells Fargo & Co.:
2.13%, 04/22/19		3,290	3,280,287
3.55%, 09/29/25		29,900	28,969,388
3.00%, 04/22/26		14,510	13,520,983
Wells Fargo Bank NA:
1.75%, 05/24/19		16,085	16,003,259
2.60%, 01/15/21		4,380	4,325,597
3.63%, 10/22/21		30,990	31,173,387
WESCO Distribution, Inc., 5.38%, 12/15/21		1,500	1,481,250
Wesleyan University, 4.78%, 07/01/2116		7,060	7,219,561
Whirlpool Corp., 0.63%, 03/12/20	EUR	1,500	1,725,197
Whiting Petroleum Corp., 1.25%, 04/01/20(h)	USD	2,733	2,583,819
Williams Cos., Inc. (The), 4.85%, 03/01/48		12,130	11,006,808
WMG Acquisition Corp., 4.13%, 11/01/24	EUR	7,896	9,295,277
XPO Logistics, Inc.(a):
6.50%, 06/15/22	USD	290	287,462
6.13%, 09/01/23		747	720,482
Zayo Group LLC:
6.00%, 04/01/23	USD	10,815	10,248,402
6.38%, 05/15/25		3,760	3,496,800

			5,497,392,306

Vietnam — 0.1%(h)
No Va Land Investment Group Corp., 5.50%, 04/27/23		8,000	7,440,000
Vinpearl JSC, 3.50%, 06/14/23		8,000	7,799,520

			15,239,520

Zambia — 0.0%
First Quantum Minerals Ltd., 6.50%, 03/01/24(a)		4,000	3,320,000

Total Corporate Bonds — 28.3% (Cost: $10,070,028,918)			9,613,814,982

Floating Rate Loan Interests — 3.0%(m)

Brazil — 0.0%
Samarco Mineracao SA, Term Loan, (LIBOR USD 3 Month + 0.00%), 3.89%, 12/02/25(d)		10,000	7,000,000

Canada — 0.1%
1011778 BC ULC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.77%, 02/16/24		14,455	13,744,319

Denmark — 0.0%
Evergood 4 ApS, Term Loan B, (EURIBOR 3 Month + 3.00%), 3.00%, 02/06/25	EUR	2,646	2,987,415
TDC A/S, Term Loan, 06/04/25(n)		7,783	8,820,372

			11,807,787

France — 0.1%
Altice France SA, Term Loan, (EURIBOR 3 Month + 3.00%), 3.00%, 07/31/25		1,960	2,108,792
Financiere Dry Mix Solutions SAS, 1st Lien Term Loan, (EURIBOR 3 Month + 3.50%), 3.50%, 03/15/24		1,000	1,135,244
Flamingo LUX II, 1st Lien Term Loan B, (EURIBOR 3 Month + 3.25%), 3.25%, 09/07/23		1,500	1,687,827
HomeVi SAS, Term Loan, (EURIBOR 3 Month + 3.25%), 3.25%, 10/31/24		3,000	3,402,156

CONSOLIDATED SCHEDULES OF INVESTMENTS	55

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

France (continued)
Oberthur Technologies SA, Facility B Term Loan, (EURIBOR 3 Month + 3.75%), 3.75%, 01/10/24	EUR	2,000	$2,234,785
THOM Europe SAS, Term Loan, (EURIBOR 3 Month + 4.50%), 4.50%, 08/07/24		1,500	1,642,146
Verallia SA, Term Loan, (EURIBOR 1 Month + 3.25%), 3.25%, 08/01/25		1,000	1,117,759

			13,328,709

Germany — 0.0%
HENSOLDT Holding GmbH, Term Loan B3, (EURIBOR 3 Month + 3.25%), 3.25%, 02/28/24		1,000	1,123,981
LSF10 XL Bidco SCA, Term Loan, (EURIBOR 3 Month + 4.00%), 4.00%, 04/11/24		1,000	1,120,257
Rain Carbon GmbH, Term Loan, 12/11/24(n)		2,500	2,835,015
TigerLuxOne SARL, Term Loan, (EURIBOR 3 Month + 4.50%), 5.50%, 02/22/24		2,463	2,817,883

			7,897,136

Indonesia — 0.0%
MNC Sky Vision Tbk PT, Term Loan, (LIBOR USD 3 Month + 4.25%), 6.84%, 11/07/19(d)	USD	10,500	9,975,000

Luxembourg — 0.1%
Allnex (Luxembourg) & Cy SCA, Term Loan B1, (EURIBOR 3 Month + 3.25%), 3.25%, 09/13/23	EUR	1,479	1,663,057
GOL Luxco SA, Term Loan, (LIBOR USD 6 Month + 6.50%), 6.50%, 08/31/20(d)	USD	31,442	32,149,445
Intelsat Jackson Holdings SA, Term Loan, (LIBOR USD 1 Month + 3.75%), 6.26%, 11/27/23		3,435	3,318,450
ION Trading Technologies SARL, Term Loan, 11/21/24(n)	EUR	1,476	1,628,201
Logoplaste USA, Inc., Term Loan B, (EURIBOR 3 Month + 3.50%), 3.50%, 10/04/23		1,700	1,923,428
LSF10 XL Bidco SCA, Term Loan B, (EURIBOR 1 Month + 4.00%), 4.00%, 04/11/24		1,333	1,493,354
Mallinckrodt International Finance SA, 1st Lien Term Loan B, (LIBOR USD 3 Month + 2.75%), 5.55%, 09/24/24	USD	4,142	3,790,060

			45,965,995

Netherlands — 0.2%
Action Holding BV, Term Loan B, (EURIBOR 3 Month + 3.25%), 3.25%, 03/07/25	EUR	2,500	2,794,312
Bach Finance Ltd., Term Loan, (EURIBOR 3 Month + 3.25%), 3.25%, 08/30/24		4,500	5,057,604
Keter Group BV, Term Loan:
(EURIBOR 3 Month + 4.25%), 5.25% , 10/31/23		1,500	1,362,010
Keter Group, Term Loan, (EURIBOR 3 Month + 0.00%), 5.25%, 10/31/23		1,000	908,007
MacDermid Agricultural Solutions Holdings BV, Term Loan C5, (EURIBOR 1 Month + 2.75%), 3.50%, 06/07/23		1,845	2,105,421
Sapphire Bidco BV, Term Loan B, (EURIBOR 3 Month + 3.25%), 3.25%, 05/05/25		2,500	2,771,283
Starfruit Finco BV, Term Loan, 10/01/25(n)		1,000	1,125,986
Stars Group Holdings BV, Term Loan, 07/10/25(n)	USD	30,151	29,070,531
TMF Group Holding BV, 2nd Lien Term Loan, (EURIBOR 3 Month + 6.88%), 6.88%, 05/04/26	EUR	1,500	1,632,694

Security		Par (000)	Value

Netherlands (continued)
Ziggo Secured Finance BV, Term Loan F1, 04/15/25(n)	EUR	2,300	$2,578,567

			49,406,415

Norway — 0.0%
Silk Bidco AS, 1st Lien Term Loan B, (EURIBOR 6 Month + 3.50%), 3.50%, 02/24/25		2,500	2,823,787

Poland — 0.0%
Pfleiderer Group SA, Term Loan, (EURIBOR 1 Month + 5.00%), 5.00%, 08/01/24		6,000	6,779,976

Spain — 0.1%
Dorna Sports SL, 1st Lien Term Loan, (EURIBOR 6 Month + 2.75%), 2.75%, 05/03/24		3,826	4,315,453
Euskaltel SA, Term Loan B4, (EURIBOR 3 Month + 2.75%), 2.75%, 11/27/24		1,000	1,127,704
Promotora de Informaciones SA, 2nd Lien Term Loan, 11/30/22(n)		11,444	12,276,064
Promotora de Informaciones SA, Term Loan, 12/31/22(n)		1,334	1,392,904

			19,112,125

Sweden — 0.1%
Diaverum AB, 1st Lien Term Loan B, 07/04/24(n)		3,500	3,892,347
Verisure Holding AB, 1st Lien Term Loan B, (EURIBOR 3 Month + 3.50%), 3.50%, 10/21/22		4,000	4,522,138
Verisure Holding AB, Term Loan B1, (EURIBOR 3 Month + 3.00%), 3.00%, 10/21/22		3,300	3,678,284

			12,092,769

Switzerland — 0.0%
Swissport Financing SARL, Term Loan, (EURIBOR 3 Month + 4.38%), 4.38%, 02/09/22		4,681	5,354,159

United Kingdom — 0.1%
CD&R Firefly Bidco Ltd., Term Loan, 06/23/25(n)	GBP	2,000	2,498,216
EG Group Ltd., Term Loan, (EURIBOR 3 Month + 4.00%), 4.00%, 02/07/25	EUR	1,007	1,116,613
EG Group Ltd., Term Loan B1, (EURIBOR 3 Month + 4.00%), 4.00%, 02/07/25		1,981	2,201,496
GVC Holdings plc, Term Loan, (EURIBOR 6 Month + 2.75%), 2.75%, 03/02/23		1,500	1,706,818
Iris Debtco Ltd., Term Loan B, (LIBOR GBP 1 Month + 4.50%), 5.23%, 09/08/25(d)	GBP	1,900	2,409,631
Jackpotjoy plc, Term Loan, (LIBOR GBP 1 Month + 5.25%), 5.98%, 12/05/24		2,000	2,514,148
Theramex SpA, Term Loan, (EURIBOR 3 Month + 4.00%), 4.00%, 01/31/25	EUR	2,500	2,852,430
Virgin Media SFA Finance Ltd., 1st Lien Term Loan, (LIBOR GBP 1 Month + 3.25%), 3.98%, 01/15/27	GBP	5,500	6,780,713
Vue Technology, Inc., Term Loan, 12/20/25(d)(n)	EUR	11,000	12,587,496

			34,667,561

United States — 2.2%
Ascend Performance Materials Operations LLC, 1st Lien Term Loan B, (LIBOR USD 3 Month + 5.25%), 8.05%, 08/12/22(d)	USD	1,974	1,944,019
BCP Raptor II LLC, Term Loan, (LIBOR USD 3 Month + 4.75%), 7.14%, 10/22/25		26,543	24,519,097

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Beacon Roofing Supply, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.68%, 01/02/25	USD	10,269	$9,745,656
Caliber Home Loans, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.26% - 5.51%, 04/24/21(d)		44,060	43,949,451
California Resources Corp., Term Loan:
(LIBOR USD 1 Month + 10.38%), 12.90%, 12/31/21		21,090	20,615,475
(LIBOR USD 1 Month + 4.75%), 7.26%, 12/31/22		23,249	22,474,111
Charter Communications Operating LLC, Term Loan, (LIBOR USD 1 Month + 1.50%), 4.03%, 03/31/23		19,277	18,313,201
Charter Communications Operating LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.53%, 04/30/25		9,949	9,515,112
Chemours Co. (The), Tranche B2 Term Loan, (EURIBOR 3 Month + 2.00%), 2.50%, 04/03/25	EUR	2,715	3,085,601
Chimera Special Holding LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.35%, 10/06/19(d)	USD	97,071	97,070,691
Dell International LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.53%, 09/07/23		8,998	8,630,564
Foundation Building Materials, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.71%, 08/13/25		10,890	10,182,150
Gates Global LLC, Term Loan, (EURIBOR 3 Month + 3.00%), 3.00%, 04/01/24	EUR	1,480	1,674,485
Gates Global LLC, Term Loan B, (LIBOR USD 1 Month + 2.75%), 5.27%, 04/01/24	USD	1,097	1,040,166
Goldman Sachs Bank USA, Term Loan, (LIBOR USD 6 Month + 0.00%), 0.00% - 4.44%, 09/17/19(d)		34,769	34,769,177
Goldman Sachs Lending Partners LLC, Term Loan, (LIBOR USD 1 Month + 1.90%), 0.00% - 4.24%, 09/17/19(d)		14,249	14,248,828
Houston Center, Term Loan, 12/09/22(d)(n)		33,000	33,000,000
Informatica LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.77%, 08/05/22		8,263	8,004,446
IQVIA, Inc., Term Loan, 03/07/24(n)	EUR	1,702	1,937,417
KFC Holding Co., Term Loan B, (LIBOR USD 1 Month + 1.75%), 4.22%, 04/03/25	USD	2,835	2,762,582
Level 3 Financing, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.75%, 02/22/24		4,875	4,619,063
Lstar 18-1 Securities Financing, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.35%, 04/01/21(d)		103,815	103,451,620
MacDermid, Inc., Term Loan, (EURIBOR 1 Month + 2.50%), 3.25%, 06/07/20	EUR	1,331	1,518,736
McAfee LLC, Term Loan:
(LIBOR USD 1 Month + 3.75%), 6.27%, 09/30/24	USD	14,325	13,901,001
(LIBOR USD 1 Month + 8.50%), 11.01%, 09/29/25		11,651	11,534,325
Midcoast Operating LP, Term Loan, (LIBOR USD 3 Month + 5.50%), 8.30%, 06/30/25		10,309	9,983,805
Moffett Towers, Term Loan, 06/09/21(d)(n)		29,478	29,404,000
National Response Corp., Term Loan, (LIBOR USD 3 Month + 5.25%), 8.05%, 06/05/24		21,289	21,089,218
Pioneer Energy Services Corp., Term Loan, (LIBOR USD 1 Month + 7.75%), 10.21%, 11/08/22(d)		31,064	30,598,415

Security		Par (000)	Value

United States (continued)
PLH Infrastructure Services, Inc., Term Loan, (LIBOR USD 3 Month + 6.00%), 8.59%, 08/15/23(d)	USD	7,670	$7,440,271
Ply Gem, Inc., Term Loan B, (LIBOR USD 3 Month + 3.75%), 6.18%, 04/01/25(d)		8,362	7,609,524
Riata Corporate Park, Term Loan, (LIBOR USD 1 Month + 5.30%), 6.78%, 06/09/22(d)		20,000	20,000,000
Robertshaw US Holdings Corp., Term Loan B25, (LIBOR USD 1 Month + 3.50%), 6.06%, 02/14/25		7,096	6,439,960
Robertshaw US Holdings Corp., Term Loan B26, (LIBOR USD 1 Month + 8.00%), 10.56%, 02/27/26		4,760	4,331,600
Roundpoint Mortgage Servicing Corp., Term Loan, (LIBOR USD 1 Month + 3.38%), 5.54%, 08/08/20(d)		59,187	59,186,528
Sabre GLBL, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.52%, 02/22/24		9,556	9,229,680
Springer Science+business Media LLC, Term Loan B14, (EURIBOR 6 Month + 3.25%), 3.75%, 08/15/22	EUR	4,425	4,999,681
Sprint Communications, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 5.06%, 02/02/24	USD	9,579	9,092,455
Starwood Austin, Term Loan, (LIBOR USD 1 Month + 1.55%), 3.80%, 11/01/24(d)		12,000	12,000,000
Veritas US, Inc., Term Loan B1, 01/27/23(n)	EUR	994	998,198
VICI Properties, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.50%, 12/20/24	USD	7,625	7,264,033
Western Digital Corp., 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 4.26%, 04/29/23		5,231	4,978,167
Wynn Resorts Ltd., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.78%, 10/22/24		11,064	10,434,790

			757,587,299

Total Floating Rate Loan Interests — 3.0% (Cost: $1,017,008,381)			997,543,037

Foreign Agency Obligations — 0.5%

Argentina — 0.1%
YPF SA:
8.75%, 04/04/24		5,672	5,331,680
8.75%, 04/04/24(a)		10,221	9,607,740

			14,939,420

Belgium — 0.0%
Belfius Bank SA, (EURIBOR 6 Month + 2.94%), 3.63%(b)(i)	EUR	400	348,251

China — 0.1%
Chengdu Xingcheng Investment Group Co. Ltd., 2.50%, 03/20/21		8,600	9,213,114
China Minmetals Corp., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.72%), 3.75%(b)(i)	USD	3,179	2,864,422
Guangxi Financial Investment Group Co. Ltd., 5.75%, 01/23/21		5,700	4,821,715
Inner Mongolia High-Grade High Way Construction and Development Co. Ltd., 4.38%, 12/04/20		2,832	2,605,440

			19,504,691

CONSOLIDATED SCHEDULES OF INVESTMENTS	57

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

France — 0.0%
Electricite de France SA, (EUR Swap Annual 8 Year + 2.44%), 4.13%(b)(i)	EUR	700	$816,702

India — 0.1%
Food Corp. of India, 9.95%, 03/07/22	INR	1,500,000	22,261,663
Power Finance Corp. Ltd., 3.75%, 12/06/27	USD	22,423	18,498,975
Rural Electrification Corp. Ltd.:
3.88%, 07/07/27		2,445	2,228,006
4.63%, 03/22/28		4,427	4,168,707

			47,157,351

Indonesia — 0.0%
Jasa Marga Persero Tbk. PT, 7.50%, 12/11/20	IDR	77,140,000	5,030,193
Wijaya Karya Persero Tbk. PT, 7.70%, 01/31/21		113,300,000	7,373,167

			12,403,360

Mexico — 0.2%
Petroleos Mexicanos, 5.50%, 01/21/21	USD	49,440	49,254,600

Panama — 0.0%(a)
Aeropuerto Internacional de Tocumen SA, 5.63%, 05/18/36		6,778	6,845,780
AES Panama SRL, 6.00%, 06/25/22		2,623	2,636,115

			9,481,895

Sri Lanka — 0.0%
SriLankan Airlines Ltd., 5.30%, 06/27/19		596	580,453

Supranational — 0.0%
European Investment Bank, 1.38%, 09/15/21	EUR	1,500	1,798,153

Switzerland — 0.0%
Zuercher Kantonalbank, (EUR Swap Annual 5 Year + 1.85%), 2.63%, 06/15/27(b)		5,200	6,009,674

Total Foreign Agency Obligations — 0.5% (Cost: $178,461,880)			162,294,550

Foreign Government Obligations — 5.3%

Argentina — 0.8%
Bonos de la Nacion Argentina con Ajuste por CER, 4.00%, 03/06/20	ARS	309,476	7,134,462
Provincia de Rio Negro, 7.75%, 12/07/25(a)	USD	10,500	7,350,000
Republic of Argentina:
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 2.50%), 51.87%, 03/11/19(b)	ARS	55,840	1,479,850
6.25%, 04/22/19(o)	USD	49,275	49,656,881
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.25%), 48.80%, 03/01/20(b)	ARS	111,681	2,863,362
8.00%, 10/08/20	USD	24,040	22,483,075
3.38%, 10/12/20	CHF	2,100	1,937,791
6.88%, 04/22/21	USD	54,396	49,160,385
5.63%, 01/26/22		34,537	29,140,594
4.63%, 01/11/23		12,094	9,539,143
8.75%, 05/07/24		23,768	21,607,839
7.63%, 04/22/46		25,000	18,062,500
6.88%, 01/11/48		33,943	23,547,956
7.13%, 06/28/2117		20,000	14,300,000

			258,263,838

China — 0.0%
People’s Republic of China, 3.30%, 07/04/23	CNY	38,000	5,436,889

Security		Par (000)	Value

Colombia — 0.4%
Republic of Colombia:
4.38%, 07/12/21	USD	32,940	$33,425,865
7.50%, 08/26/26	COP	180,000,000	58,340,829
7.00%, 06/30/32		130,000,000	39,413,310

			131,180,004

Egypt — 0.3%
Arab Republic of Egypt:
5.75%, 04/29/20	USD	22,037	22,229,824
6.13%, 01/31/22		54,297	53,211,060
5.58%, 02/21/23(a)		12,337	11,658,465
4.75%, 04/16/26(a)	EUR	9,714	10,072,483
7.90%, 02/21/48(a)	USD	14,385	12,371,100

			109,542,932

Germany — 0.6%
Federal Republic of Germany:
0.00%, 10/13/23	EUR	16,300	18,960,044
0.10%, 04/15/26		48,818	60,603,553
0.25%, 08/15/28		107,020	122,702,280

			202,265,877

Greece — 0.0%
Hellenic Republic of Greece:
3.50%, 01/30/23		884	1,020,378
3.38%, 02/15/25(a)		685	758,010
3.75%, 01/30/28		1,804	1,973,168
3.90%, 01/30/33		1,885	1,966,564
4.00%, 01/30/37		3,900	3,929,052
4.20%, 01/30/42		3,673	3,694,394

			13,341,566

Indonesia — 0.8%
Indonesia Asahan Aluminium Persero PT, 5.71%, 11/15/23	USD	19,875	20,222,812
Republic of Indonesia:
5.88%, 03/13/20		16,355	16,825,986
4.88%, 05/05/21		32,940	33,637,505
3.70%, 01/08/22		17,040	16,855,319
3.75%, 04/25/22		32,940	32,497,412
6.13%, 05/15/28	IDR	960,205,000	58,384,203
8.25%, 05/15/29		219,530,000	15,567,776
6.63%, 05/15/33		12,780,000	768,515
8.25%, 05/15/36		186,745,000	12,759,177
7.50%, 05/15/38		769,718,000	48,736,317
5.35%, 02/11/49	USD	9,800	10,069,941

			266,324,963

Italy — 0.0%
Republic of Italy, 0.95%, 03/01/23	EUR	12,810	14,302,675

Japan — 1.2%
Japan Government CPI Linked Bond, 0.10%, 03/10/28	JPY	7,398,649	69,595,435
Japan Government Ten Year Bond, 0.10%, 03/10/27		35,413,425	334,085,871

			403,681,306

Maldives — 0.0%
Republic of Maldives, 7.00%, 06/07/22	USD	8,796	8,224,260

Mexico — 0.5%
United Mexican States:
5.75%, 03/05/26	MXN	1,065	4,573,958
7.50%, 06/03/27		3,610	17,052,128
7.75%, 11/23/34		6,616	30,502,009
10.00%, 11/20/36		4,000	22,377,991

58	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Mexico (continued)
United Mexican States (continued)
8.50%, 11/18/38	MXN	8,300	$40,601,407
7.75%, 11/13/42		8,500	38,127,181

			153,234,674

Nigeria — 0.1%
Federal Republic of Nigeria, 9.25%, 01/21/49(a)	USD	25,255	24,528,919

Oman — 0.1%
Oman Sovereign Sukuk SAOC, 5.93%, 10/31/25(a)		32,694	31,100,167

South Africa — 0.3%
Republic of South Africa:
6.88%, 05/27/19		49,295	49,911,188
5.88%, 05/30/22		16,000	16,568,000
8.75%, 02/28/48	ZAR	666,235	41,182,788

			107,661,976

United Kingdom — 0.2%
U.K. Treasury Bonds, 3.50%, 01/22/45	GBP	33,536	57,199,244

Total Foreign Government Obligations — 5.3% (Cost: $1,821,752,344)			1,786,289,290

		Shares

Investment Companies — 0.6%
Financial Select Sector SPDR Fund		2,045,153	48,715,545
Invesco QQQ Trust, Series 1		156,719	24,175,473
iShares iBoxx $ High Yield Corporate Bond ETF(ab)		25,816	2,093,677
iShares J.P. Morgan USD Emerging Markets Bond ETF(ab)		1,106,180	114,943,164
iShares MSCI Brazil ETF(ab)		406,984	15,546,789

Total Investment Companies — 0.6% (Cost: $214,903,798)			205,474,648

		Par (000)

Municipal Bonds — 6.5%
Adams & Weld Counties School District No. 27J, Series 2017, GO, 5.00%, 12/01/42	USD	4,750	5,416,141
Alamo Community College District
Series 2017, GO, 5.00%, 08/15/35		3,360	3,894,475
Series 2017, GO, 5.00%, 08/15/36		3,340	3,852,022
Series 2017, GO, 5.00%, 08/15/37		4,265	4,901,338
Series 2017, GO, 5.00%, 08/15/38		4,185	4,788,895
American Municipal Power, Inc.
Series 2009B, RB, 6.45%, 02/15/44		2,545	3,267,678
Series 2010B, RB, 7.83%, 02/15/41		4,015	5,883,942
Arizona Health Facilities Authority (Banner Health), Series 2007B, RB, VRDN, 2.42%, 01/01/37(p)		8,040	7,655,849
Arizona State University, Series 2017B, RB, 5.00%, 07/01/43		3,115	3,536,584
Bay Area Toll Authority
Series 2010S-1, RB, 6.92%, 04/01/40		12,435	16,601,347
Series 2010S-1, RB, 7.04%, 04/01/50		10,620	15,088,790
Berks County Industrial Development Authority
Series 2017, RB, 5.00%, 11/01/47		4,760	5,147,654
Series 2017, RB, 5.00%, 11/01/50		5,070	5,451,517
Buckeye Tobacco Settlement Financing Authority, Series 2007A-2, RB, 5.88%, 06/01/47		15,200	14,420,848
Buena Park School District, Series 2018, GO, 5.00%, 08/01/47		2,420	2,752,218

Security		Par (000)	Value

Municipal Bonds (continued)
California Health Facilities Financing Authority
Series 2016A, RB, 5.00%, 08/15/33	USD	3,535	$4,101,837
Series 2017A, RB, 5.00%, 08/15/47		4,460	4,894,627
California Infrastructure & Economic Development Bank
Series 2017, RB, 5.00%, 05/15/47		2,830	3,217,257
Series 2017, RB, 5.00%, 05/15/52		2,840	3,211,529
California Municipal Finance Authority (LINXS APM Project), Series 2018A, RB, 5.00%, 12/31/47		3,995	4,337,531
California Pollution Control Financing Authority (Poseidon Resources Channelside LP Desalination Project), Series 2012, RB, 5.00%, 11/21/45(a)		11,555	11,951,105
California State Public Works Board (Various Capital Projects), Series 2009G, Sub-Series G-2, RB, 8.36%, 10/01/34		7,255	10,541,297
Canaveral Port Authority
Series 2018A, RB, 5.00%, 06/01/45		5,120	5,543,168
Series 2018B, RB, 5.00%, 06/01/48		5,120	5,636,198
Central Puget Sound Regional Transit Authority, Series 2015S-1, RB, 5.00%, 11/01/50		4,800	5,357,136
Central Texas Regional Mobility Authority
Series 2015A, RB, 5.00%, 01/01/45		2,510	2,699,856
Series 2016, RB, 5.00%, 01/01/46		3,715	4,010,231
Chesapeake Bay Bridge & Tunnel District
Series 2016, RB, 5.00%, 07/01/41		2,560	2,883,046
Series 2016, RB, 5.00%, 07/01/51		2,060	2,225,480
Chicago O’Hare International Airport, Series 2018C, RB, 4.47%, 01/01/49		23,025	23,359,093
City & County of Denver
Series 2016A, RB, 5.00%, 08/01/44		7,910	8,861,177
Series 2018A-1, RB, 5.00%, 08/01/48		6,010	6,702,713
City & County of Denver Airport System
Series 2017A, RB, 5.00%, 11/15/29		3,070	3,570,778
Series 2017A, RB, 5.00%, 11/15/30		2,455	2,836,752
City of Atlanta
Series 2015, RB, 5.00%, 11/01/40		2,365	2,628,461
Series 2018A, RB, 5.00%, 11/01/41		7,070	8,070,829
Series 2018B, RB, 5.00%, 11/01/43		4,435	5,055,501
Series 2018B, RB, 5.00%, 11/01/47		4,760	5,410,264
City of Aurora
Series 2016, RB, 5.00%, 08/01/41		9,550	10,773,737
Series 2016, RB, 5.00%, 08/01/46		9,880	11,131,796
City of Austin Water & Wastewater System, Series 2014, RB, 5.00%, 11/15/43		4,450	4,901,897
City of Cartersville, Series 2018, RB, 5.00%, 06/01/48		4,730	5,396,410
City of Colorado Springs Utilities System, Series 2017A-2, RB, 5.00%, 11/15/42		2,375	2,714,482
City of Columbia Waterworks & Sewer System
Series 2018, RB, 5.00%, 02/01/42		3,625	4,156,969
Series 2018, RB, 5.00%, 02/01/48		4,025	4,595,181
City of Detroit Sewage Disposal System, Series 2006D, RB, VRDN, 2.21%, 07/01/32(p)		5,685	5,425,252
City of Long Beach, Series 2017C, RB, 5.00%, 05/15/47		5,645	6,407,639
City of New York
Series 2018F, Sub-Series F-1, GO, 5.00%, 04/01/40		6,990	7,977,687
Series 2018F, Sub-Series F-1, GO, 5.00%, 04/01/45		10,200	11,588,832

CONSOLIDATED SCHEDULES OF INVESTMENTS	59

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds (continued)
City of Philadelphia
Series 2017B, RB, 5.00%, 07/01/42	USD	3,500	$3,847,795
Series 2017B, RB, 5.00%, 07/01/47		5,000	5,481,550
City of Portland
Series 2018B, GO, 5.00%, 06/15/37		3,000	3,528,300
Series 2018B, GO, 5.00%, 06/15/40		3,375	3,932,854
City of Riverside, Series 2010A, RB, 7.61%, 10/01/40		3,805	5,567,134
City of San Antonio Electric & Gas Systems, Series 2013, RB, 5.00%, 02/01/48(q)		2,750	2,966,150
Clark County School District
Series 2018A, GO, 5.00%, 06/15/30		2,350	2,736,316
Series 2018A, GO, 5.00%, 06/15/31		5,370	6,224,045
Series 2018A, GO, 5.00%, 06/15/33		5,915	6,803,256
Series 2018A, GO, 5.00%, 06/15/34		5,695	6,495,261
Colorado Health Facilities Authority (Catholic Health Initiatives), Series 2011A, RB, 5.25%, 02/01/31		2,745	2,883,732
Commonwealth Financing Authority
Series 2016A, RB, 4.14%, 06/01/38		5,165	5,219,387
Series 2018A, RB, 3.86%, 06/01/38		5,975	5,892,425
Commonwealth of Massachusetts
Series 2017F, GO, 5.00%, 11/01/42		4,970	5,657,152
Series 2017F, GO, 5.00%, 11/01/45		4,960	5,625,334
Series 2018A, GO, 5.00%, 01/01/45		6,440	7,318,223
Commonwealth of Massachusetts Transportation Fund (Rail Enhancement & Accelerated Bridge Programs), Series 2018A, RB, 5.00%, 06/01/48		9,650	11,009,588
Commonwealth of Puerto Rico, Series 2014A, GO, 8.00%, 07/01/35(f)(l)		28,840	15,501,500
Connecticut State Health & Educational Facilities Authority
Series 2015F, RB, 5.00%, 07/01/45		4,850	5,153,464
Series 2015L, RB, 5.00%, 07/01/45		6,375	6,980,434
Contra Costa Community College District, Series 2010B, GO, 6.50%, 08/01/34		3,205	4,072,113
County of Anne Arundel, Series 2018, GO, 5.00%, 10/01/47		4,440	5,088,950
County of Clark
Series 2018A, GO, 5.00%, 06/01/43		8,650	9,891,275
Series 2018A, GO, 5.00%, 05/01/48		20,835	23,643,766
County of Franklin
Series 2018, RB, 5.00%, 06/01/43		6,730	7,748,855
Series 2018, RB, 5.00%, 06/01/48		8,455	9,697,885
County of King
Series 2015A, RB, 5.00%, 07/01/47		4,820	5,317,472
Series 2017, RB, 5.00%, 07/01/42		2,940	3,352,012
County of Miami-Dade
Series 2016A, GO, 5.00%, 07/01/35		2,640	3,007,224
Series 2016B, RB, 2.50%, 10/01/24		7,250	7,013,360
Series 2017B, RB, 5.00%, 10/01/40		4,530	5,019,829
Series 2017D, RB, 3.35%, 10/01/29		1,485	1,418,323
Series 2017D, RB, 3.45%, 10/01/30		2,725	2,604,473
Series 2017D, RB, 3.50%, 10/01/31		2,555	2,433,178
Series 2018C, RB, 4.06%, 10/01/31		4,765	4,887,413
Dallas Area Rapid Transit
Series 2016A, RB, 5.00%, 12/01/41		4,965	5,547,692
Series 2016A, RB, 5.00%, 12/01/46		6,590	7,341,721
Dallas-Fort Worth International Airport
Series 2012D, RB, 5.00%, 11/01/42		3,440	3,593,665
Series 2013A, RB, 5.00%, 11/01/43(q)		4,170	4,308,069

Security		Par (000)	Value

Municipal Bonds (continued)
Denton Independent School District, Series 2018, GO, 5.00%, 08/15/43	USD	7,490	$8,504,071
District of Columbia
Series 2015, RB, 5.00%, 07/15/34		3,280	3,623,088
Series 2015, RB, 5.00%, 07/15/35		3,280	3,610,099
Series 2017D, GO, 5.00%, 06/01/42		4,500	5,103,720
District of Columbia Water & Sewer Authority, Series 2018B, RB, 5.00%, 10/01/49		3,840	4,359,552
DuBois Hospital Authority (Penn Highlands Healthcare), Series 2018, RB, 5.00%, 07/15/43		3,540	3,887,734
Dutchess County Local Development Corp. (Health Quest Systems, Inc. Project), Series 2016B, RB, 5.00%, 07/01/46		8,380	9,156,156
Florida Department of Management Services
Series 2018A, 5.00%, 11/01/27		5,080	6,133,948
Series 2018A, 5.00%, 11/01/28		4,960	6,053,730
Series 2018A, 5.00%, 11/01/29		2,535	3,127,429
General Authority of Southcentral Pennsylvania, Series 2014A, RB, 5.00%, 06/01/44		2,595	2,794,581
Golden State Tobacco Securitization Corp., Series 2017A-1, RB, 5.00%, 06/01/27		5,000	5,592,450
Grand Parkway Transportation Corp.
Series 2018A, RB, 5.00%, 10/01/43		13,905	15,750,889
Series 2018A, RB, 5.00%, 10/01/48		5,000	5,634,050
Grant County Public Utility District No. 2 (The Priest Rapids Project), Series 2015M, RB, 4.58%, 01/01/40		2,550	2,681,223
Great Lakes Water Authority Water Supply System, Series 2016C, RB, 5.25%, 07/01/33		2,535	2,939,231
Hampton Roads Transportation Accountability Commission, Series 2018A, RB, 5.00%, 07/01/48		5,000	5,702,800
Health & Educational Facilities Authority of the State of Missouri
Series 2016, RB, 5.00%, 11/15/29		2,685	3,048,871
Series 2016A, RB, 3.65%, 01/15/46		3,100	2,986,602
Series 2016B, RB, 3.09%, 09/15/51		12,140	10,373,266
Series 2017A, RB, 3.65%, 08/15/57		6,380	6,023,358
Houston Independent School District, Series 2018, GO, 5.00%, 07/15/36		4,140	4,844,504
Idaho Health Facilities Authority (Trinity Health Credit Group), Series 2017A, RB, 5.00%, 12/01/47		3,180	3,539,785
Indiana Finance Authority
Series 2015A, RB, 5.00%, 10/01/45		8,650	9,432,220
Series 2018A, RB, 5.00%, 02/01/35		4,770	5,631,080
Indiana Housing & Community Development Authority, Series 2018A, RB, 3.80%, 07/01/38		2,530	2,539,589
JobsOhio Beverage System, Series 2013B, RB, 3.99%, 01/01/29		7,370	7,594,343
Kentucky Economic Development Finance Authority (Owensboro Health, Inc.), Series 2015A, RB, 5.25%, 06/01/50		2,910	3,046,741
Kentucky Turnpike Authority (Revitalization Projects), Series 2010A, RB, 5.00%, 07/01/20		3,615	3,777,711
Las Vegas Convention & Visitors Authority, Series 2018B, RB, 5.00%, 07/01/43		4,900	5,480,993
Las Vegas Valley Water District, Series 2016A, GO, 5.00%, 06/01/46		2,825	3,148,208
Lexington County Health Services District, Inc., Series 2016, RB, 5.00%, 11/01/41		2,995	3,208,993

60	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds (continued)
Los Angeles Community College District, Series 2010E, GO, 6.60%, 08/01/42	USD	8,230	$11,308,185
Los Angeles County Metropolitan Transportation Authority, Series 2017A, RB, 5.00%, 07/01/42		2,655	3,048,418
Los Angeles Department of Water & Power System
Series 2010D, RB, 6.57%, 07/01/45		3,725	5,165,197
Series 2010A, RB, 6.60%, 07/01/50		10,855	15,320,096
Louisiana Public Facilities Authority, Series 2018E, RB, 5.00%, 07/01/48		3,405	3,709,611
Maryland Community Development Administration, Series 2018A, RB, 3.85%, 09/01/33		4,535	4,615,179
Maryland Economic Development Corp. (Purple Line Light Rail Project), Series 2016D, RB, 5.00%, 03/31/41		3,325	3,499,031
Maryland Health & Higher Educational Facilities Authority, Series 2014, RB, 5.25%, 07/01/27		4,105	4,600,556
Maryland Stadium Authority (Baltimore City Public Schools Construction & Revitalization Program), Series 2016, RB, 5.00%, 05/01/41		4,260	4,748,324
Massachusetts Bay Transportation Authority
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/39		2,530	2,874,434
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/40		2,660	3,015,775
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/41		2,770	3,136,083
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/42		2,920	3,303,600
Series 2017A, Sub-Series A-2, RB, 5.00%, 07/01/43		2,350	2,654,983
Massachusetts Development Finance Agency
Series 2016Q, RB, 5.00%, 07/01/47		6,715	7,383,210
Series 2017, RB, 5.00%, 09/01/45		2,650	2,965,668
Series 2018J-2, RB, 5.00%, 07/01/43		6,420	7,007,815
Series 2018J-2, RB, 5.00%, 07/01/48		15,800	17,181,078
Series 2018J-2, RB, 5.00%, 07/01/53		6,740	7,257,025
Massachusetts Educational Financing Authority, Series 2015A, RB, 5.00%, 01/01/22		3,250	3,489,818
Massachusetts Housing Finance Agency
Series 2014B, RB, 4.30%, 12/01/34		3,055	3,150,408
Series 2014E, RB, 3.80%, 12/01/29		100	102,757
Series 2014E, RB, 4.05%, 12/01/34		105	107,665
Series 2014E, RB, 4.20%, 12/01/39		110	111,915
Series 2014B, RB, 4.50%, 12/01/39		2,505	2,589,619
Series 2014B, RB, 4.60%, 12/01/44		2,650	2,736,894
Series 2014B, RB, 4.70%, 12/01/47		2,750	2,848,615
Series 2015A, RB, 4.25%, 12/01/35		1,965	2,039,827
Series 2015A, RB, 4.35%, 12/01/40		980	1,009,841
Series 2015A, RB, 4.50%, 12/01/48		3,100	3,202,207
Massachusetts Port Authority, Series 2016B, RB, 5.00%, 07/01/43		4,340	4,783,939
Massachusetts School Building Authority, Series 2018A, RB, 5.25%, 02/15/48		7,070	8,189,747
Massachusetts Water Resources Authority, Series 2016C, RB, 5.00%, 08/01/40		2,240	2,522,195
Mesquite Independent School District, Series 2017B, GO, 5.00%, 08/15/42		4,460	4,995,512
Metropolitan Atlanta Rapid Transit Authority
Series 2015A, RB, 5.00%, 07/01/41		4,760	5,291,264
Series 2015A, RB, 5.00%, 07/01/42		4,760	5,288,312
Series 2015B, RB, 5.00%, 07/01/45		3,740	4,198,674

Security		Par (000)	Value

Municipal Bonds (continued)
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board
Series 2016A, RB, 5.00%, 07/01/40	USD	2,560	$2,762,189
Series 2016A, RB, 5.00%, 07/01/46		5,000	5,371,250
Metropolitan St. Louis Sewer District
Series 2017A, RB, 5.00%, 05/01/42		8,130	9,262,184
Series 2017A, RB, 5.00%, 05/01/47		6,135	6,941,200
Metropolitan Transportation Authority
Series 2010C-1, RB, 6.69%, 11/15/40		4,830	6,227,705
Series 2017A, RB, 5.00%, 11/15/42		4,350	4,924,026
Series 2015A, Sub-Series 2015A-1, RB, 5.00%, 11/15/45		2,440	2,642,813
Series 2017A, Sub-Series A-1, RB, 5.25%, 11/15/57		5,945	6,589,081
Metropolitan Washington Airports Authority
Series 2016A, RB, 5.00%, 10/01/32		7,080	8,025,605
Series 2018A, RB, 5.00%, 10/01/43		7,410	8,275,266
Metropolitan Washington Airports Authority Dulles Toll Road
Series 2009D, RB, 7.46%, 10/01/46		4,495	6,456,573
Series 2014A, RB, 5.00%, 10/01/53		3,400	3,510,636
Miami-Dade County Educational Facilities Authority
Series 2015B, RB, 5.07%, 04/01/50		5,095	5,734,423
Series 2018A, RB, 5.00%, 04/01/48		4,700	5,228,891
Series 2018A, RB, 5.00%, 04/01/53		7,695	8,484,430
Michigan Finance Authority
Series 2014, RB, 5.00%, 06/01/39		4,160	4,544,342
Series 2016, RB, 5.00%, 11/15/41		2,620	2,822,709
Series 2017A-MI, RB, 5.00%, 12/01/47		14,950	15,959,873
Michigan State Housing Development Authority
Series 2018B, RB, 3.55%, 10/01/33		2,830	2,834,104
Series 2018A, RB, 4.00%, 10/01/43		2,710	2,693,008
Series 2018A, RB, 4.05%, 10/01/48		1,250	1,241,375
Series 2018A, RB, 4.15%, 10/01/53		6,460	6,459,677
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Corp.), Series 2016A, RB, 5.00%, 09/01/46		4,590	4,883,852
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Project), Series 2017A, RB, 5.00%, 08/15/47		3,790	4,215,579
New Jersey Economic Development Authority (College Avenue Redevelopment Project), Series 2013, RB, 5.00%, 06/15/38		5,000	5,507,750
New Jersey Educational Facilities Authority
Series 2017A, RB, 5.00%, 07/01/27		2,060	2,420,912
Series 2017A, RB, 5.00%, 07/01/28		1,000	1,168,580
Series 2017A, RB, 5.00%, 07/01/30		1,000	1,156,290
Series 2017A, RB, 5.00%, 07/01/31		1,000	1,152,230
Series 2017A, RB, 5.00%, 07/01/33		1,000	1,143,350
Series 2017A, RB, 5.00%, 07/01/34		1,000	1,137,740
New Jersey Transportation Trust Fund Authority
Series 2016A-1, Sub-Series A-2, RB, 5.00%, 06/15/27		4,600	5,157,842
Series 2016A, Sub-Series A-1, RB, 5.00%, 06/15/29		3,670	4,073,920
New Orleans Aviation Board (North Terminal Project), Series 2015B, RB, 5.00%, 01/01/40		1,240	1,332,851
New York City Housing Development Corp.
Series 2018C-1-A, RB, 3.70%, 11/01/38		2,940	2,923,536
Series 2018C-1-A, RB, 4.00%, 11/01/53		9,425	9,371,937
Series 2018C-1-B, RB, 3.85%, 11/01/43		8,840	8,825,591

CONSOLIDATED SCHEDULES OF INVESTMENTS	61

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds (continued)
New York City Transitional Finance Authority Building Aid
Series 2018, Sub-Series S-4B, RB, 2.62%, 07/15/21	USD	4,815	$4,796,559
Series 2015S-2, RB, 5.00%, 07/15/40		2,650	2,940,732
New York City Transitional Finance Authority Future Tax Secured
Series 2018, Sub-Series C-4, RB, 3.55%, 05/01/25		13,745	13,891,109
Series 2017F, Sub-Series F-2, RB, 3.05%, 05/01/27		12,445	11,974,703
Series 2017B, RB, 5.00%, 08/01/31		1,760	2,031,779
Series 2016E, Sub-Series E-1, RB, 5.00%, 02/01/35		2,945	3,332,061
Series 2017A, Sub-Series A-1, RB, 5.00%, 05/01/36		2,810	3,179,094
New York City Water & Sewer System
Series 2010AA, RB, 5.75%, 06/15/41		5,525	6,909,620
Series 2011AA, RB, 5.44%, 06/15/43		4,775	5,786,966
Series 2017DD, RB, 5.00%, 06/15/47		5,150	5,780,721
Series 2018FF, RB, 5.00%, 06/15/39		9,990	11,490,198
Series 2018FF, RB, 5.00%, 06/15/40		7,150	8,198,548
New York Convention Center Development Corp.
Series 2015, RB, 5.00%, 11/15/40		2,670	2,976,249
Series 2016A, RB, 5.00%, 11/15/46		6,730	7,536,523
New York Liberty Development Corp. (3 World Trade Centre Project), Series 2014, RB, 5.00%, 11/15/44(a)		5,800	5,950,742
New York State Dormitory Authority
Series 2015B, RB, 5.00%, 03/15/32		4,330	4,947,891
Series 2016A, RB, 5.00%, 02/15/31		2,300	2,663,630
Series 2017A, RB, 5.00%, 03/15/43		4,865	5,484,509
Series 2017B, RB, 5.00%, 02/15/36		4,900	5,631,080
Series 2017B, RB, 5.00%, 02/15/37		2,440	2,794,093
Series 2017B, RB, 5.00%, 02/15/38		2,480	2,829,804
Series 2017B, RB, 5.00%, 02/15/39		2,480	2,821,769
Series 2017B, RB, 5.00%, 02/15/40		2,445	2,778,009
Series 2017B, RB, 5.00%, 02/15/41		4,900	5,555,522
Series 2017B, RB, 5.00%, 02/15/42		6,625	7,505,993
Series 2017B, RB, 5.00%, 02/15/43		4,010	4,540,002
Series 2018A, RB, 5.00%, 03/15/39		7,615	8,738,822
Series 2018A, RB, 5.00%, 03/15/41		4,690	5,357,950
Series 2018A, RB, 5.00%, 03/15/42		4,690	5,353,963
Series 2018A, RB, 5.00%, 03/15/43		4,690	5,349,930
Series 2018A, RB, 5.00%, 10/01/48		3,015	3,967,559
Series 2018B, RB, 5.00%, 10/01/38		7,650	8,964,500
Series 2018E, RB, 5.00%, 03/15/48		25,260	28,866,118
New York State Urban Development Corp.
Series 2017B, RB, 2.86%, 03/15/24		15,055	14,933,055
Series 2017B, RB, 3.12%, 03/15/25		7,650	7,587,347
Series 2017D, RB, 3.32%, 03/15/29		10,345	10,097,961
New York Transportation Development Corp.
Series 2016, RB, 5.00%, 08/01/20		6,000	6,205,020
Series 2016A, RB, 5.00%, 07/01/41		945	995,964
Series 2016A, RB, 5.00%, 07/01/46		3,480	3,658,872
Series 2016A, RB, 5.25%, 01/01/50		10,150	10,785,695
North Carolina Capital Facilities Finance Agency (Duke University Project), Series 2015B, RB, 5.00%, 10/01/55		5,000	5,551,450
North Carolina Turnpike Authority, Series 2018, RB, 5.00%, 01/01/35		3,540	4,052,026
Ohio Turnpike & Infrastructure Commission, Series 2013A, RB, 5.00%, 02/15/48		5,020	5,379,783

Security		Par (000)	Value

Municipal Bonds (continued)
Oklahoma Development Finance Authority
Series 2018B, RB, 5.25%, 08/15/43	USD	1,150	$1,247,520
Series 2018B, RB, 5.25%, 08/15/48		3,000	3,242,040
Series 2018B, RB, 5.50%, 08/15/57		13,360	14,633,208
Omaha Public Power District, Series 2017A, RB, 5.00%, 02/01/42		5,570	6,337,212
Orange County Local Transportation Authority, Series 2010A, RB, 6.91%, 02/15/41		11,590	15,341,104
Oregon School Boards Association
Series 2002B, GO, 5.49%, 06/30/23		11,180	12,452,619
Series 2005A, GO, 4.76%, 06/30/28		12,680	13,685,904
Pennsylvania Economic Development Financing Authority
Series 2015, RB, 5.00%, 12/31/22		3,000	3,232,470
Series 2015, RB, 5.00%, 12/31/38		3,440	3,686,098
Pennsylvania State University
Series 2018, RB, 5.00%, 09/01/43		2,400	2,762,952
Series 2018, RB, 5.00%, 09/01/48		2,995	3,434,486
Pennsylvania Turnpike Commission
Series 2016A-1, RB, 5.00%, 12/01/46		3,000	3,260,820
Series 2018A, RB, 5.00%, 12/01/48		25,750	28,914,675
Series 2018B, RB, 5.00%, 12/01/43		9,410	10,449,993
Port Authority of New York & New Jersey
Series 174, RB, 4.46%, 10/01/62		9,300	9,461,913
Series 180-1, RB, 5.00%, 11/15/47		2,240	2,485,123
Series 181, RB, 4.96%, 08/01/46		3,070	3,524,514
Series 192, RB, 4.81%, 10/15/65		2,575	2,796,141
Port of Seattle, Series 2018A, RB, 5.00%, 05/01/43		2,495	2,734,894
Public Finance Authority (Denver International Airport Great Hall Project), Series 2017, RB, 5.00%, 09/30/49		8,225	8,838,832
Public Power Generation Agency, Series 2016A, RB, 5.00%, 01/01/35		2,790	3,102,647
Railsplitter Tobacco Settlement Authority, Series 2017, RB, 5.00%, 06/01/25		3,000	3,401,730
Royal Oak Hospital Finance Authority (William Beaumont Hospital Obligated Group), Series 2014D, RB, 5.00%, 09/01/39		4,280	4,622,486
Sacramento County Sanitation Districts Financing Authority, Series 2035B, RB, VRDN, 2.36%, 12/01/35(p)		5,680	5,516,700
Salt Lake City Corp.
Series 2017A, RB, 5.00%, 07/01/47		8,740	9,621,953
Series 2017B, RB, 5.00%, 07/01/47		3,020	3,383,366
Salt River Project Agricultural Improvement & Power District
Series 2015A, RB, 5.00%, 12/01/45		17,230	19,130,297
Series 2017A, RB, 5.00%, 01/01/36		5,000	5,864,950
San Antonio Water System, Series 2015B, RB, 5.00%, 05/15/39		11,860	13,232,321
San Diego County Regional Airport Authority, Series 2017A, RB, 5.00%, 07/01/47		4,410	4,968,394
San Diego Public Facilities Financing Authority, Series 2016A, RB, 5.00%, 05/15/39		3,535	4,054,398
San Diego Unified School District, Series 2017I, GO, 5.00%, 07/01/41		6,230	7,178,393
San Francisco City & County Airport Comm-San Francisco International Airport
Series 2016B, RB, 5.00%, 05/01/46		8,920	9,783,813
Series 2017A, RB, 5.00%, 05/01/47		4,940	5,463,541
San Jose Redevelopment Agency Successor Agency, Series 2017A-T, 2.96%, 08/01/24		9,610	9,510,056

62	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds (continued)
South Carolina Ports Authority
Series 2015, RB, 5.00%, 07/01/45	USD	4,000	$4,324,120
Series 2018, RB, 5.00%, 07/01/55		4,610	4,986,360
South Carolina Public Service Authority
Series 2014A, RB, 5.00%, 12/01/49		4,980	5,188,015
Series 2015, RB, 5.00%, 12/01/29		1,120	1,229,861
Series 2015A, RB, 5.00%, 12/01/50		4,980	5,215,952
Series 2016D, RB, 2.39%, 12/01/23		7,835	7,434,867
South Jersey Port Corp., Series 2017B, RB, 5.00%, 01/01/48		1,500	1,594,890
State of Alabama, Series 2018A, GO, 5.00%, 11/01/38		5,230	6,124,121
State of California
Series 2009, GO, 7.30%, 10/01/39		7,375	10,123,810
Series 2009, GO, 7.35%, 11/01/39		4,170	5,756,643
Series 2009, GO, 7.50%, 04/01/34		9,165	12,489,420
Series 2009, GO, 7.55%, 04/01/39		4,840	6,933,542
Series 2017, GO, 2.25%, 10/01/23		10,645	10,361,311
State of Connecticut, Series 2017A, GO, 3.31%, 01/15/26		12,185	11,944,834
State of Illinois
Series 2017A, GO, 5.00%, 12/01/24		2,380	2,540,245
Series 2017D, GO, 5.00%, 11/01/22		4,630	4,883,354
Series 2017D, GO, 5.00%, 11/01/24		11,930	12,729,310
Series 2017D, GO, 5.00%, 11/01/25		32,230	34,455,159
Series 2018A, GO, 5.00%, 05/01/20		3,750	3,850,200
State of Minnesota
Series 2018A, GO, 5.00%, 08/01/31		2,515	3,040,384
Series 2018A, GO, 5.00%, 08/01/32		2,510	3,020,132
Series 2018A, GO, 5.00%, 08/01/33		2,520	3,020,346
Series 2018A, GO, 5.00%, 08/01/34		2,510	2,994,305
Series 2018A, GO, 5.00%, 08/01/35		4,840	5,751,372
State of Mississippi, Series 2018A, GO, 5.00%, 11/01/35		2,815	3,232,577
State of New York Mortgage Agency, Series 188, RB, 3.85%, 10/01/34		3,080	3,122,566
State of Ohio
Series 2017A, GO, 5.00%, 03/15/32		6,760	7,575,526
Series 2017A, GO, 5.00%, 05/01/34		3,070	3,479,999
Series 2017A, GO, 5.00%, 05/01/35		3,070	3,472,354
Series 2017A, GO, 5.00%, 05/01/36		7,370	8,313,065
Series 2017A, GO, 5.00%, 05/01/37		5,625	6,327,450
State of Texas
Series 2016, GO, 5.00%, 04/01/40		3,580	4,042,930
Series 2016, GO, 5.00%, 04/01/43		5,730	6,435,248
State of Washington
Series 2016A-1, GO, 5.00%, 08/01/40		7,030	7,850,120
Series 2017D, GO, 5.00%, 02/01/41		4,880	5,519,329
Series 2018B, GO, 5.00%, 08/01/40		2,980	3,396,306
Series 2018B, GO, 5.00%, 08/01/41		3,130	3,562,222
Series 2018B, GO, 5.00%, 08/01/42		3,320	3,775,770
Series R-2015C, GO, 5.00%, 07/01/30		11,560	13,132,044
Series R-2016B, GO, 5.00%, 07/01/31		4,000	4,596,560
Series R-2017A, GO, 5.00%, 08/01/30		3,035	3,542,088
State of West Virginia
Series 2018B, GO, 5.00%, 06/01/40		6,540	7,501,380
Series 2018B, GO, 5.00%, 12/01/40		6,750	7,742,250
Series 2018B, GO, 5.00%, 12/01/41		6,440	7,375,410
State of Wisconsin
Series 2017-3, GO, 5.00%, 11/01/33		4,590	5,376,175
Series 2017B, GO, 5.00%, 05/01/32		2,670	3,049,941
Series 2017B, GO, 5.00%, 05/01/33		2,440	2,781,088
Series 2017B, GO, 5.00%, 05/01/34		3,170	3,609,172

Security		Par (000)	Value

Municipal Bonds (continued)
State of Wisconsin (continued)
Series 2017B, GO, 5.00%, 05/01/36	USD	3,940	$4,466,187
Series 2017B, GO, 5.00%, 05/01/38		3,975	4,464,044
Series 2017C, RB, 3.15%, 05/01/27		8,980	8,853,831
Sumter Landing Community Development District, Series 2016, RB, 4.17%, 10/01/47		2,555	2,546,313
Tennessee Housing Development Agency
Series 2018-3, RB, 3.75%, 07/01/38		2,665	2,664,893
Series 2018-3, RB, 3.85%, 07/01/43		1,255	1,249,076
Series 2018-3, RB, 3.95%, 01/01/49		1,000	1,000,000
Texas A&M University
Series 2017B, RB, 2.76%, 05/15/26		13,425	12,991,104
Series 2017B, RB, 2.84%, 05/15/27		5,965	5,738,628
Texas Municipal Gas Acquisition & Supply Corp.
Series 2006B, RB, VRDN, 2.57%, 12/15/26(p)		5,095	5,043,897
Series 2008D, RB, 6.25%, 12/15/26		2,055	2,348,105
Texas Private Activity Bond Surface Transportation Corp.
Series 2016, RB, 5.00%, 12/31/50		4,095	4,306,957
Series 2016, RB, 5.00%, 12/31/55		3,580	3,754,239
Texas Water Development Board
Series 2017A, RB, 5.00%, 10/15/47		2,770	3,144,476
Series 2018A, RB, 5.00%, 10/15/43		6,940	7,942,136
Series 2018B, RB, 5.00%, 04/15/49		42,730	48,990,372
Series 2018B, RB, 5.00%, 10/15/38		7,340	8,549,265
Tobacco Settlement Finance Authority, Series 2007A, RB, 7.47%, 06/01/47		19,300	18,908,789
Tobacco Settlement Financing Corp., Series 2007A-1, RB, 6.71%, 06/01/46		12,670	11,956,299
TSASC, Inc., Series 2017A, RB, 5.00%, 06/01/41		4,460	4,601,917
University of California
Series 2013AJ, RB, 4.60%, 05/15/31		5,115	5,491,720
Series 2017AX, RB, 3.06%, 07/01/25		4,795	4,732,329
University of California Medical Centre
Series 2016L, RB, 5.00%, 05/15/47		4,095	4,555,278
Series 2009F, RB, 6.58%, 05/15/49		11,840	15,660,886
University of Delaware
Series 2010A, RB, 5.87%, 11/01/40		7,500	9,324,300
Series 2018, RB, 4.22%, 11/01/58		5,850	5,989,464
University of Houston
Series 2017A, RB, 5.00%, 02/15/33		2,730	3,111,245
Series 2017A, RB, 5.00%, 02/15/34		2,555	2,901,228
Series 2017A, RB, 5.00%, 02/15/35		5,685	6,431,895
Series 2017A, RB, 5.00%, 02/15/36		6,840	7,710,595
University of Massachusetts Building Authority, Series 2013-1, RB, 5.00%, 11/01/39(q)		5,000	5,440,050
University of Oregon, Series 2016A, RB, 5.00%, 04/01/46		3,430	3,837,999
University of Texas, Series 2017A, RB, 3.38%, 07/01/47		5,285	4,787,047
Upper Arlington City School District, Series 2018A, GO, 5.00%, 12/01/48		6,205	7,059,677
Virginia Small Business Financing Authority
Series 2017, RB, 5.00%, 12/31/47		2,900	3,104,885
Series 2017, RB, 5.00%, 12/31/52		6,800	7,240,164
Series 2017, RB, 5.00%, 12/31/56		5,720	6,069,149
Washington Metropolitan Area Transit Authority, Series 2017B, RB, 5.00%, 07/01/36		2,860	3,290,745
Washington State Convention Center Public Facilities District, Series 2018, RB, 5.00%, 07/01/58		19,020	21,032,506

CONSOLIDATED SCHEDULES OF INVESTMENTS	63

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds (continued)
Weld County School District No. 4, Series 2016, GO, 5.25%, 12/01/41	USD	4,165	$4,804,661
West Virginia Hospital Finance Authority
Series 2016A, RB, 5.00%, 06/01/19		2,840	2,876,409
Series 2016A, RB, 5.00%, 06/01/20		3,065	3,186,589
Series 2016A, RB, 5.00%, 06/01/21		3,050	3,247,945
Series 2016A, RB, 5.00%, 06/01/22		3,335	3,633,316
Series 2016A, RB, 5.00%, 06/01/23		2,765	3,071,500
Series 2016A, RB, 5.00%, 06/01/24		2,955	3,337,820
Wisconsin Health & Educational Facilities Authority (Thedacare, Inc.), Series 2015, RB, 5.00%, 12/15/44		2,350	2,507,897

Total Municipal Bonds — 6.5% (Cost: $2,233,837,225)			2,228,187,467

Non-Agency Mortgage-Backed Securities — 6.0%

Collateralized Mortgage Obligations — 2.8%

Cayman Islands — 0.1%(a)(c)
LSTAR Securities Investment Ltd., Series 2018-1, Class A, 3.89%, 02/01/23		11,769	11,886,102
LSTAR Securities Investment Ltd. LLC, Series 2017-8, Class A, 3.99%, 11/01/22		2,305	2,321,392

			14,207,494

Ireland — 0.0%(c)
Bluestep Mortgage Securities No. 2 Ltd., Series 2, Class AB, 1.53%, 11/10/55	SEK	20,122	2,272,590
CGMSE, Series 2014-2X, 5.70%, 11/17/31	EUR	1,635	1,764,845

			4,037,435

Spain — 0.0%(c)
SRF FT:
Series 2017-1, Class B, 1.58%, 04/26/63		3,400	3,926,161
Series 2017-1, Class C, 2.18%, 04/26/63		800	920,255
Series 2017-1, Class D, 2.28%, 04/26/63		1,200	1,375,130

			6,221,546

United Kingdom — 0.7%(c)
Castell plc, Series 2017-1, Class X, 5.01%, 10/25/44	GBP	1,384	1,764,230
Eurosail plc:
Series 2006-2X, Class A2C, 1.07%, 12/15/44		8,336	10,451,418
Series 2006-4X, Class A3A, 0.00%, 12/10/44	EUR	1,183	1,336,362
Series 2006-4X, Class A3C, 1.07%, 12/10/44	GBP	943	1,183,135
Eurosail UK plc:
Series 2007-4X, Class A3, 1.85%, 06/13/45		1,774	2,219,498
Series 2007-4X, Class A4, 1.85%, 06/13/45		3,465	4,250,072
Finsbury Square plc:
Series 2016-1, Class B, 3.74%, 02/16/58		4,585	5,872,864
Series 2016-2, Class B, 2.69%, 08/16/58		2,890	3,692,696
Series 2016-2, Class C, 3.19%, 08/16/58		3,448	4,407,465
Series 2017-1, Class C, 2.85%, 03/12/59		3,360	4,281,567
Series 2018-1, Class B, 1.90%, 09/12/65		1,982	2,490,416
Series 2018-1, Class C, 2.20%, 09/12/65		1,857	2,323,938
Series 2018-1, Class D, 2.50%, 09/12/65		1,273	1,585,528
Series 2018-2, Class C, 3.01%, 09/12/68		5,982	7,522,456
Series 2018-2, Class D, 3.51%, 09/12/68		950	1,189,425
Gemgarto plc:
Series 2018-1, Class C, 2.21%, 09/16/65		976	1,203,283
Series 2018-1, Class D, 2.51%, 09/16/65		335	411,931

Security		Par (000)	Value

United Kingdom (continued)
Gosforth Funding plc, Series 2014-1, Class A2, 1.38%, 10/19/56	GBP	1,733	$2,207,053
Great Hall Mortgages No. 1 plc, Series 2007-2X, Class BA, 1.21%, 06/18/39		17,570	19,268,732
Hawksmoor Mortgages plc, Series 2016-1, Class B, 2.49%, 05/25/53		11,696	14,919,647
Ludgate Funding plc:
Series 2007-1, Class BB, 0.00%, 01/01/61	EUR	2,970	2,967,560
Series 2007-1, Class MB, 0.00%, 01/01/61		2,475	2,483,372
Newgate Funding plc, Series 2006-1, Class BB, 0.00%, 12/01/50		1,687	1,742,040
Paragon Mortgages No. 10 plc, Series 10X, Class B1B, 0.23%, 06/15/41		203	215,337
Paragon Mortgages No. 11 plc, Series 11X, Class BB, 0.16%, 10/15/41		817	860,201
Paragon Mortgages No. 12 plc, Series 12X, Class B1B, 0.16%, 11/15/38		1,040	1,085,449
Paragon Mortgages No. 13 plc:
Series 13X, Class A2C, 2.62%, 01/15/39	USD	3,515	3,263,727
Series 13X, Class B1B, 0.06%, 01/15/39	EUR	2,655	2,731,488
Paragon Mortgages No. 14 plc, Series 14X, Class BB, 0.05%, 09/15/39		6,666	6,463,354
Paragon Mortgages No. 23 plc, Series 23, Class C, 3.01%, 01/15/43	GBP	4,450	5,696,479
Paragon Mortgages No. 25 plc:
Series 25, Class B, 1.84%, 05/15/50		3,805	4,664,850
Series 25, Class C, 2.19%, 05/15/50		2,985	3,646,772
Residential Mortgage Securities plc:
Series 29, Class B, 2.31%, 12/20/46		10,055	12,671,550
Series 29, Class C, 2.61%, 12/20/46		2,504	3,164,792
Series 30, Class C, 2.61%, 03/20/50		610	770,310
Series 31, Class C, 2.92%, 09/20/65		1,075	1,362,796
Ripon Mortgages plc:
Series 1X, Class B2, 2.09%, 08/20/56		1,991	2,493,473
Series 1X, Class C1, 2.39%, 08/20/56		15,430	19,288,998
RMAC NO 2 plc, Series 2018-2, Class C, 2.71%, 06/12/46		420	525,853
RMAC Securities No. 1 plc:
Series 2006-NS1X, Class M1C, 0.00%, 06/12/44	EUR	190	196,412
Series 2007-NS1X, Class M1C, 0.00%, 06/12/44		3,303	3,414,152
Trinity Square plc, Series 2015-1X, Class B, 2.21%, 07/15/51	GBP	875	1,109,029
Warwick Finance Residential Mortgages No. 1 plc:
Series 1, Class A, 1.91%, 09/21/49		9,176	11,689,761
Series 1, Class B, 2.11%, 09/21/49		26,155	33,065,397
Warwick Finance Residential Mortgages No. 2 plc, Series 2, Class C, 2.71%, 09/21/49		12,700	16,119,222

			234,274,090

United States — 2.0%
Ajax Mortgage Loan Trust(d):
Series 2018-B, Class A, 3.75%, 02/26/57	USD	22,792	21,971,802
Series 2018-B, Class B, 0.00%, 02/26/57(a)		10,026	2,807,416
Series 2018-D, Class A, 3.75%, 08/25/58(a)(c)		33,190	32,579,623
Alternative Loan Trust:
Series 2005-22T1, Class A1, 2.86%, 06/25/35(c)		12,553	11,117,482
Series 2005-72, Class A3, 3.11%, 01/25/36(c)		3,702	3,127,521
Series 2006-11CB, Class 3A1, 6.50%, 05/25/36		5,176	4,008,169

64	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Alternative Loan Trust (continued)
Series 2006-15CB, Class A1, 6.50%, 06/25/36	USD	946	$706,870
Series 2006-23CB, Class 2A5, 2.91%, 08/25/36(c)		10,063	3,772,301
Series 2006-34, Class A3, 3.21%, 11/25/46(c)		7,178	4,347,281
Series 2006-45T1, Class 2A2, 6.00%, 02/25/37		4,006	3,296,164
Series 2006-J7, Class 2A1, 2.58%, 11/20/46(c)		7,600	5,243,634
Series 2006-OA11, Class A4, 2.70%, 09/25/46(c)		5,756	5,133,232
Series 2006-OA14, Class 1A1, 3.89%, 11/25/46(c)		19,480	16,811,596
Series 2006-OA16, Class A4C, 2.85%, 10/25/46(c)		11,667	7,577,838
Series 2006-OA21, Class A1, 2.66%, 03/20/47(c)		6,791	5,693,543
Series 2006-OA6, Class 1A2, 2.72%, 07/25/46(c)		11,370	10,696,136
Series 2006-OC10, Class 2A3, 2.74%, 11/25/36(c)		4,501	3,471,477
Series 2006-OC7, Class 2A3, 2.76%, 07/25/46(c)		7,783	6,070,609
Series 2007-25, Class 1A3, 6.50%, 11/25/37		29,922	21,719,177
Series 2007-3T1, Class 1A1, 6.00%, 04/25/37		1,179	845,338
Series 2007-9T1, Class 1A1, 6.00%, 05/25/37		6,190	4,380,478
Series 2007-OA3, Class 1A1, 2.65%, 04/25/47(c)		5,889	5,571,669
Series 2007-OA3, Class 2A2, 2.69%, 04/25/47(c)		639	98,919
Series 2007-OA8, Class 2A1, 2.69%, 06/25/47(c)		1,244	954,409
Series 2007-OH2, Class A2A, 2.75%, 08/25/47(c)		1,792	1,354,586
American Home Mortgage Assets Trust(c):
Series 2006-3, Class 2A11, 3.10%, 10/25/46		4,184	3,660,935
Series 2006-4, Class 1A12, 2.72%, 10/25/46		9,292	6,613,351
Series 2006-5, Class A1, 3.08%, 11/25/46		13,114	6,518,391
APS Resecuritization Trust(a)(c):
Series 2016-1, Class 1MZ, 4.71%, 07/31/57		17,635	5,305,182
Series 2016-3, Class 3A, 5.36%, 09/27/46(d)		19,838	19,836,827
Series 2016-3, Class 4A, 5.11%, 04/27/47(d)		4,800	4,609,022
Banc of America Funding Trust(a)(c):
Series 2014-R2, Class 1C, 0.00%, 11/26/36		11,389	2,261,112
Series 2016-R2, Class 1A1, 4.70%, 05/01/33(d)		4,793	4,916,112
Bear Stearns ALT-A Trust, Series 2006-6, Class 1A1, 2.83%, 11/25/36(c)		4,073	4,231,945
Bear Stearns Asset-Backed Securities I Trust(e):
Series 2005-AC9, Class A5, 6.25%, 12/25/35		4,458	4,288,469
Series 2006-AC1, Class 1A2, 6.25%, 02/25/36		5,332	4,664,323
Bear Stearns Mortgage Funding Trust(c):
Series 2006-SL1, Class A1, 2.79%, 08/25/36		5,126	5,096,434
Series 2007-AR2, Class A1, 2.68%, 03/25/37		248	223,927
Series 2007-AR3, Class 1A1, 2.65%, 03/25/37		3,310	3,165,547
Series 2007-AR4, Class 2A1, 2.72%, 06/25/37		2,672	2,504,594

Security		Par (000)	Value

United States (continued)
Chase Mortgage Finance Trust, Series 2007-S6, Class 1A1, 6.00%, 12/25/37	USD	75,724	$55,961,343
CHL Mortgage Pass-Through Trust:
Series 2005-22, Class 2A1, 4.08%, 11/25/35(c)		2,257	1,985,099
Series 2006-OA4, Class A1, 3.12%, 04/25/46(c)		35,025	17,666,438
Series 2006-OA5, Class 3A1, 2.71%, 04/25/46(c)		2,151	1,976,929
Series 2007-15, Class 2A2, 6.50%, 09/25/37		19,843	14,615,648
CIM Trust, Series 2017-6, Class A1, 3.02%, 06/25/57(a)(c)(d)		4,712	4,612,044
Citicorp Mortgage Securities Trust:
Series 2007-9, Class 1A1, 6.25%, 12/25/37		6,453	5,610,020
Series 2008-2, Class 1A1, 6.50%, 06/25/38		8,282	6,983,823
Credit Suisse Mortgage Capital Certificates, Series 2009-12R, Class 3A1, 6.50%, 10/27/37(a)		21,079	12,060,377
CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-10, Class 10A1, 3.86%, 11/25/35(c)		3,645	1,299,073
CSMC Trust(a):
Series 2009-5R, Class 4A4, 3.80%, 06/25/36(c)		5,549	5,119,536
Series 2011-5R, Class 3A1, 4.15%, 09/27/47(c)		237	235,427
Series 2014-11R, Class 16A1, 4.05%, 09/27/47(c)		9,675	9,745,535
Series 2014-4R, Class 16A3, 2.52%, 02/27/36(c)(d)		3,750	3,341,107
Series 2014-9R, Class 9A1, 2.44%, 08/27/36(c)(d)		5,221	4,575,062
Series 2015-4R, Class 1A2, 2.47%, 11/27/36(c)(d)		2,334	1,947,188
Series 2015-4R, Class 1A4, 2.47%, 10/27/36(c)(d)		6,805	4,104,613
Series 2015-6R, Class 5A1, 2.68%, 03/27/36(c)		1,417	1,398,724
Series 2015-6R, Class 5A2, 2.68%, 03/27/36(c)		11,966	9,256,214
Series 2017-1, 8.75%, 03/25/21(d)		23,555	15,428,831
Series 2017-2, 0.00%, 02/01/47(d)		7,366	7,163,480
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, Class A2A, 2.68%, 08/25/47(c)		4,463	3,044,583
Deutsche Alt-A Securities, Inc., Series 2007-RS1, Class A2, 2.82%, 01/27/37(a)(c)(d)		865	848,859
Deutsche Alt-B Securities Mortgage Loan Trust(c):
Series 2006-AB3, Class A3, 6.51%, 07/25/36		1,813	1,590,933
Series 2006-AB3, Class A8, 6.36%, 07/25/36		1,153	1,011,692
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 4.16%, 03/25/36(c)		2,795	2,640,227
GSMPS Mortgage Loan Trust(a)(c):
Series 2005-RP1, Class 1AF, 2.86%, 01/25/35		4,776	4,449,106
Series 2005-RP2, Class 1AF, 2.86%, 03/25/35		5,820	5,421,903
Series 2006-RP1, Class 1AF1, 2.86%, 01/25/36		4,438	3,907,162
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 4.67%, 01/25/35(c)		995	1,003,871

CONSOLIDATED SCHEDULES OF INVESTMENTS	65

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
HarborView Mortgage Loan Trust(c):
Series 2007-3, Class 2A1B, 2.70%, 05/19/47	USD	1,741	$1,396,195
Series 2007-4, Class 2A2, 2.72%, 07/19/47		2,520	2,214,644
IndyMac INDX Mortgage Loan Trust(c):
Series 2007-AR19, Class 3A1, 3.74%, 09/25/37		7,133	4,927,601
Series 2007-FLX5, Class 2A2, 2.75%, 08/25/37		3,439	3,015,803
JPMorgan Alternative Loan Trust, Series 2007-A2, Class 2A1, 4.10%, 05/25/37(c)		1,929	1,715,908
JPMorgan Madison Avenue Securities Trust, Series 2014-CH1, Class M2, 6.76%, 11/25/24(a)(c)(d)		4,783	5,200,076
JPMorgan Mortgage Trust,
Series 2007-A1, Class 4A1, 4.57%, 07/25/35(c)		59	59,968
MASTR Resecuritization Trust, Series 2008-3, Class A1, 2.63%, 08/25/37(a)(c)(d)		3,054	2,375,157
MCM Capital Partners I LP, 4.00%, 06/01/57(d)		19,018	18,675,944
MCM Capital Partners LP, 2.51%, 06/01/57(c)(d)		35,198	5,631,613
MCM Trust(a)(d):
Series 2018-NPL2, Class A, 4.00%, 10/25/28		38,810	38,305,470
Series 2018-NPL2, Class B, 0.00%, 10/25/28		53,570	15,224,594
Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR2, Class A2, 2.72%, 04/25/37(c)		7,045	5,926,831
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, 2.69%, 04/16/36(a)(c)		28,522	24,917,649
Nomura Asset Acceptance Corp. Alternative Loan Trust:
Series 2001-R1A, Class A, 7.00%, 02/19/30(a)(c)		1,487	1,489,580
Series 2006-AF1, Class 1A4, 6.63%, 05/25/36(e)		1,894	706,077
Series 2007-2, Class A4, 2.93%, 06/25/37(c)		1,391	1,171,460
RALI Trust, Series 2007-QH9, Class A1, 3.41%, 11/25/37(c)		1,184	1,050,899
Reperforming Loan REMIC Trust(a)(c):
Series 2005-R2, Class 1AF1, 2.85%, 06/25/35		2,756	2,650,608
Series 2005-R3, Class AF, 2.91%, 09/25/35		4,410	4,071,183
Seasoned Credit Risk Transfer Trust(c):
Series 2017-3, Class M2, 4.75%, 07/25/56		4,085	3,942,162
Series 2018-1, Class BX, 6.88%, 05/25/57(d)		1,484	748,308
Series 2018-1, Class M, 4.75%, 05/25/57		1,340	1,263,497
Series 2018-3, Class M, 4.75%, 08/25/57(a)		7,320	7,081,366
STACR Trust, Series 2018-DNA2, Class M2, 4.66%, 12/25/30(a)(c)		8,860	8,601,332
STARM Mortgage Loan Trust, Series 2007-2, Class 3A3, 3.79%, 04/25/37(c)		1,465	1,218,305
Structured Adjustable Rate Mortgage Loan Trust(c):
Series 2005-11, Class 1A1, 4.06%, 05/25/35		1,543	1,339,947
Series 2006-3, Class 4A, 3.79%, 04/25/36		3,032	2,503,559
Structured Asset Mortgage Investments II Trust(c):
Series 2006-AR2, Class A1, 2.74%, 02/25/36		3,253	3,098,963
Series 2006-AR4, Class 3A1, 2.70%, 06/25/36(d)		7,834	6,737,418
Series 2006-AR5, Class 2A1, 2.72%, 05/25/46		2,007	1,688,130

Security		Par (000)	Value

United States (continued)
WaMu Mortgage Pass-Through Certificates Trust(c):
Series 2005-AR2, Class B1, 3.04%, 01/25/45	USD	1,748	$1,179,449
Series 2007-OA5, Class 1A, 2.91%, 06/25/47		5,284	5,033,834
Washington Mutual Mortgage Pass-Through Certificates Trust:
Series 2006-4, Class 1A1, 6.00%, 04/25/36		7,361	6,599,903
Series 2006-4, Class 3A1, 6.50%, 05/25/36(e)		6,324	5,410,169
Series 2006-4, Class 3A5, 6.35%, 05/25/36(e)		1,681	1,438,278
Series 2007-OA1, Class 2A, 2.88%, 12/25/46(c)		9,325	8,002,506

			676,872,674

			935,613,239

Commercial Mortgage-Backed Securities — 3.0%

Cayman Islands — 0.1%(a)
BSPRT Issuer Ltd., Series 2017-FL2, Class A, 3.28%, 10/15/34(c)(d)		1,825	1,820,130
Exantas Capital Corp. Ltd., Series 2018-RSO6, Class A, 3.29%, 06/15/35(c)		12,680	12,523,918
GPMT Ltd., Series 2018-FL1, Class A, 3.38%, 11/21/35(c)		12,035	11,928,489
Prima Capital CRE Securitization Ltd., Series 2015-4A, Class C, 4.00%, 08/24/49(d)		2,420	2,390,960
Resource Capital Corp. Ltd.(c):
Series 2017-CRE5, Class A, 3.26%, 07/15/34		2,609	2,609,450
Series 2017-CRE5, Class B, 4.46%, 07/15/34		2,494	2,481,428

			33,754,375

Ireland — 0.0%(c)
Taurus DEU DAC:
Series 2016-DE2, Class C, 2.85%, 01/03/27	EUR	1,924	2,203,257
Series 2016-DE2, Class D, 3.75%, 01/03/27		2,103	2,407,849
Taurus UK DAC:
Series 2017-UK2, Class B, 2.29%, 11/17/27	GBP	3,630	4,603,854
Series 2017-UK2, Class C, 2.74%, 11/17/27		2,013	2,548,989

			11,763,949

Italy — 0.0%
Taurus IT SRL(c):
Series 2018-IT1, Class A, 1.00%, 05/18/30	EUR	7,850	8,762,079
Series 2018-IT1, Class B, 1.25%, 05/18/30		1,710	1,902,268

			10,664,347

United Kingdom — 0.1%
Canary Wharf Finance II plc(c):
Series II, Class C2, 2.18%, 10/22/37	GBP	2,100	2,381,135
Series II, Class D2, 2.90%, 10/22/37		14,689	16,492,195

			18,873,330

United States — 2.8%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.66%, 06/05/37(a)(c)	USD	3,358	3,013,049
280 Park Avenue Mortgage Trust, Series 2017-280P, Class E, 4.57%, 09/15/34(a)(c)		14,495	14,203,162
Americold LLC, Series 2010-ARTA, Class C, 6.81%, 01/14/29(a)		1,850	1,961,621

66	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
AREIT Trust, Series 2018-CRE1, Class A, 3.29%, 02/14/35(a)(c)(d)	USD	2,270	$2,264,335
Ashford Hospitality Trust, Series 2018-ASHF, Class D, 4.56%, 04/15/35(a)(c)		9,380	9,239,490
Asset Securitization Corp., Series 1997-D5, Class B2, 6.93%, 02/14/43		704	717,859
Atrium Hotel Portfolio Trust(a)(c):
Series 2017-ATRM, Class D, 4.41%, 12/15/36		12,415	12,260,443
Series 2017-ATRM, Class E, 5.51%, 12/15/36		3,840	3,755,003
Series 2018-ATRM, Class E, 5.86%, 06/15/35		4,370	4,331,904
BAMLL Commercial Mortgage Securities Trust(a)(c):
Series 2015-200P, Class F, 3.60%, 04/14/33		1,911	1,806,939
Series 2016-ISQ, Class E, 3.61%, 08/14/34		18,000	15,795,774
Series 2017-SCH, Class CL, 3.96%, 11/15/32		2,560	2,560,000
Series 2017-SCH, Class DL, 4.46%, 11/15/32		5,070	5,070,000
Series 2018-DSNY, Class D, 4.16%, 09/15/34		6,642	6,624,520
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX, 5.48%, 01/15/49(c)		1,060	1,063,351
Bancorp Commercial Mortgage Trust (The), Series 2018-CR3, Class A, 3.31%, 01/15/33(a)(c)		5,648	5,598,937
BANK, Series 2018-BN13, Class A5, 4.22%, 08/15/61		4,980	5,155,584
Bayview Commercial Asset Trust(a)(c):
Series 2005-2A, Class A1, 2.82%, 08/25/35		4,899	4,642,760
Series 2005-4A, Class A1, 2.81%, 01/25/36		976	927,567
Series 2005-4A, Class A2, 2.90%, 01/25/36		275	262,234
Series 2005-4A, Class M1, 2.96%, 01/25/36		735	701,955
Series 2006-1A, Class A2, 2.87%, 04/25/36		1,141	1,095,569
Series 2006-3A, Class A1, 2.76%, 10/25/36		1,870	1,764,275
Series 2006-3A, Class A2, 2.81%, 10/25/36		2,028	1,918,123
Series 2006-4A, Class A1, 2.74%, 12/25/36		2,688	2,584,058
Series 2007-2A, Class A1, 2.78%, 07/25/37		4,301	4,046,139
Series 2007-4A, Class A1, 2.96%, 09/25/37		18,610	17,464,028
Series 2007-6A, Class A4A, 4.01%, 12/25/37		5,310	3,981,543
BBCMS Mortgage Trust(a)(c):
Series 2018-CHRS, Class E, 4.27%, 08/05/38		2,640	2,312,006
Series 2018-TALL, Class A, 3.18%, 03/15/37		2,453	2,409,827
Series 2018-TALL, Class D, 3.90%, 03/15/37		3,030	2,939,226
BBCMS Trust, Series 2015-STP, Class E, 4.28%, 09/10/28(a)(c)		220	213,259
BB-UBS Trust, Series 2012-SHOW, Class E, 4.03%, 11/05/36(a)(c)		2,313	2,180,268
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T26, Class AM, 5.46%, 01/12/45(c)		2,676	2,691,054
Benchmark Mortgage Trust:
Series 2018-B3, Class D, 3.06%, 04/10/51(a)		570	458,840
Series 2018-B5, Class A4, 4.21%, 07/15/51		3,750	3,894,676
Series 2018-B7, Class A4, 4.51%, 11/15/51		3,227	3,431,796
BHMS(a)(c):
Series 2018-ATLS, Class A, 3.71%, 07/15/35		7,470	7,433,066

Security		Par (000)	Value

United States (continued)
BHMS (continued)
Series 2018-ATLS, Class C, 4.36%, 07/15/35	USD	2,570	$2,534,736
BWAY Mortgage Trust(a):
Series 2013-1515, Class A2, 3.45%, 03/10/33		7,835	7,800,647
Series 2013-1515, Class D, 3.63%, 03/10/33		9,570	9,307,927
Series 2013-1515, Class E, 3.72%, 03/10/33		650	626,616
Series 2015-1740, Class E, 4.45%, 01/10/35(c)		9,438	8,885,801
BX Commercial Mortgage Trust(a)(c):
Series 2018-IND, Class G, 4.51%, 11/15/35		549	542,320
Series 2018-IND, Class H, 5.46%, 11/15/35		43,775	43,309,802
BXP Trust(a)(c):
Series 2017-CC, Class D, 3.55%, 08/13/37		1,930	1,799,881
Series 2017-CC, Class E, 3.55%, 08/13/37		3,820	3,424,336
Series 2017-GM, Class E, 3.42%, 06/13/39		3,300	3,009,366
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.49%, 04/10/29(a)(c)		1,830	1,869,685
CCUBS Commercial Mortgage Trust, Series 2017-C1, Class A4, 3.54%, 11/15/50		1,676	1,659,635
CD Mortgage Trust:
Series 2006-CD3, Class AM, 5.65%, 10/15/48		4,783	4,915,086
Series 2018-CD7, Class A4, 4.28%, 08/15/51		5,890	6,146,046
CFCRE Commercial Mortgage Trust:
Series 2016-C3, Class A3, 3.87%, 01/10/48		1,090	1,103,573
Series 2016-C4, Class C, 4.87%, 05/10/58(c)		7,780	7,846,504
Series 2018-TAN, Class C, 5.29%, 02/15/33(a)		3,020	3,089,182
CGBAM Commercial Mortgage Trust(a)(c):
Series 2015-SMRT, Class E, 3.79%, 04/10/28		10,086	10,033,444
Series 2015-SMRT, Class F, 3.79%, 04/10/28		670	664,961
CGDBB Commercial Mortgage Trust(a)(c):
Series 2017-BIOC, Class A, 3.25%, 07/15/32		8,510	8,430,448
Series 2017-BIOC, Class D, 4.06%, 07/15/32		8,490	8,352,414
Series 2017-BIOC, Class E, 4.61%, 07/15/32		13,000	12,795,996
Citigroup Commercial Mortgage Trust(c):
Series 2014-GC19, Class C, 5.06%, 03/10/47		1,156	1,200,649
Series 2015-GC27, Class C, 4.43%, 02/10/48		14,540	14,300,019
Series 2015-SHP2, Class F, 7.66%, 07/15/27(a)		1,080	1,078,554
Series 2016-C1, Class C, 4.95%, 05/10/49		4,100	4,128,038
Series 2016-GC37, Class C, 4.92%, 04/10/49		2,110	2,165,090
Series 2016-P3, Class C, 4.83%, 04/15/49		340	346,695
CLNS Trust, Series 2017-IKPR, Class E, 5.90%, 06/11/32(a)(c)		4,035	4,003,055
Commercial Mortgage Trust:
Series 2005-C6, Class F, 5.68%, 06/10/44(a)(c)		1,336	1,354,486
Series 2013-300P, Class D, 4.39%, 08/10/30(a)(c)		750	755,075
Series 2013-GAM, Class A2, 3.37%, 02/10/28(a)		845	838,834

CONSOLIDATED SCHEDULES OF INVESTMENTS	67

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Commercial Mortgage Trust (continued)
Series 2014-CR15, Class C, 4.72%, 02/10/47(c)	USD	670	$693,801
Series 2014-LC15, Class A4, 4.01%, 04/10/47		3,572	3,678,506
Series 2014-PAT, Class D, 4.54%, 08/13/27(a)(c)		1,447	1,449,666
Series 2014-PAT, Class E, 5.54%, 08/13/27(a)(c)		2,500	2,513,045
Series 2014-PAT, Class F, 4.83%, 08/13/27(a)(c)		15,170	15,133,069
Series 2014-PAT, Class G, 3.98%, 08/13/27(a)(c)		6,137	6,081,777
Series 2014-TWC, Class B, 3.99%, 02/13/32(a)(c)		9,430	9,388,164
Series 2014-TWC, Class E, 5.64%, 02/13/32(a)(c)		6,115	6,051,775
Series 2014-UBS4, Class C, 4.62%, 08/10/47(c)		6,519	6,464,039
Series 2015-CR23, Class C, 4.25%, 05/10/48(c)		1,940	1,891,749
Series 2015-CR23, Class CMC, 3.68%, 05/10/48(a)(c)		580	574,281
Series 2015-CR23, Class CMD, 3.68%, 05/10/48(a)(c)		13,523	13,358,575
Series 2015-CR23, Class CME, 3.68%, 05/10/48(a)(c)		15,050	14,865,192
Series 2015-CR25, Class C, 4.54%, 08/10/48(c)		290	283,298
Series 2015-LC19, Class A4, 3.18%, 02/10/48		4,783	4,717,181
Series 2015-LC19, Class C, 4.26%, 02/10/48(c)		1,877	1,849,291
Series 2015-LC19, Class D, 2.87%, 02/10/48(a)		3,879	3,213,909
Series 2015-LC21, Class C, 4.30%, 07/10/48(c)		6,490	6,437,589
Series 2015-LC23, Class A4, 3.77%, 10/10/48		1,028	1,043,143
Series 2016-667M, Class D, 3.18%, 10/10/36(a)(c)		1,840	1,667,278
Series 2017-COR2, Class D, 3.00%, 09/10/50(a)		2,237	1,773,298
Series 2018-HCLV, Class B, 3.86%, 09/15/33(a)(c)		3,955	3,955,000
Core Industrial Trust(a)(c):
Series 2015-CALW, Class G, 3.85%, 02/10/34		29,865	29,198,769
Series 2015-TEXW, Class D, 3.85%, 02/10/34		4,140	4,105,988
Series 2015-TEXW, Class F, 3.85%, 02/10/34		16,810	16,340,226
Series 2015-WEST, Class E, 4.23%, 02/10/37		1,476	1,441,300
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2004-C4, Class F, 5.23%, 10/15/39(a)(c)		1,792	1,794,347
Series 2005-C2, Class AMFX, 4.88%, 04/15/37		476	467,938
Series 2005-C3, Class C, 4.95%, 07/15/37(c)		465	469,524

Security		Par (000)	Value

United States (continued)
CSMC Trust(a):
Series 2016-MFF, Class A, 4.06%, 11/15/33(c)	USD	1,435	$1,438,791
Series 2017-CHOP, Class E, 5.76%, 07/15/32(c)		2,963	2,934,748
Series 2017-PFHP, Class A, 3.41%, 12/15/20(c)		2,310	2,300,515
Series 2017-TIME, Class A, 3.65%, 11/13/39		2,190	2,187,406
CSWF, Series 2018-TOP, Class A, 3.46%, 08/15/35(a)(c)		3,777	3,733,427
DBGS Mortgage Trust, Series 2018-C1, Class A4, 4.47%, 10/15/51		3,040	3,215,819
DBUBS Mortgage Trust(a):
Series 2017-BRBK, Class A, 3.45%, 10/10/34		6,680	6,633,989
Series 2017-BRBK, Class E, 3.53%, 10/10/34(c)		11,280	10,607,324
Series 2017-BRBK, Class F, 3.53%, 10/10/34(c)(d)		2,300	2,041,536
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class A, 3.55%, 09/10/35(a)(c)		3,210	3,227,518
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class EFX, 3.38%, 12/15/34(a)(c)		7,744	7,600,827
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.59%, 06/10/28(a)(c)		28,606	28,164,077
GS Mortgage Securities Corp. II(a):
Series 2005-ROCK, Class A, 5.37%, 05/03/32		7,340	8,166,941
Series 2013-KING, Class E, 3.44%, 12/10/27(c)		14,850	14,687,557
GS Mortgage Securities Corp. Trust(a):
Series 2016-RENT, Class C, 4.07%, 02/10/29(c)		1,450	1,454,496
Series 2017-500K, Class D, 3.76%, 07/15/32(c)		620	613,191
Series 2017-500K, Class E, 3.96%, 07/15/32(c)		1,270	1,250,257
Series 2017-500K, Class F, 4.26%, 07/15/32(c)		1,435	1,413,203
Series 2017-500K, Class G, 4.96%, 07/15/32(c)		963	947,051
Series 2017-GPTX, Class A, 2.86%, 05/10/34		6,110	6,058,486
Series 2018-CHLL, Class E, 4.81%, 02/15/37(c)		1,920	1,919,524
Series 2018-HULA, Class D, 4.26%, 07/15/25(c)		3,300	3,250,875
GS Mortgage Securities Trust:
Series 2014-GC20, Class B, 4.53%, 04/10/47(c)		370	367,873
Series 2014-GC22, Class D, 4.69%, 06/10/47(a)(c)		791	706,862
Series 2015-GC32, Class D, 3.35%, 07/10/48		827	704,811
Series 2017-GS7, Class D, 3.00%, 08/10/50(a)		1,409	1,179,668
Series 2017-GS7, Class E, 3.00%, 08/10/50(a)		500	406,395
Hilton Orlando Trust, Series 2018-ORL, Class E, 5.11%, 12/15/34(a)(c)		925	912,448
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A, 2.84%, 08/10/38(a)		5,230	4,958,087

68	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
IMT Trust(a):
Series 2017-APTS, Class AFX, 3.48%, 06/15/34	USD	4,090	$4,111,615
Series 2017-APTS, Class DFX, 3.50%, 06/15/34(c)		1,350	1,289,454
Series 2017-APTS, Class EFX, 3.50%, 06/15/34(c)		2,090	1,943,778
InTown Hotel Portfolio Trust, Series 2018-STAY, Class A, 3.16%, 01/15/33(a)(c)		1,670	1,656,273
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class A4, 3.80%, 09/15/47		1,600	1,626,341
Series 2015-C33, Class D1, 4.12%, 12/15/48(a)(c)		4,979	4,661,389
JPMCC Commercial Mortgage Securities Trust:
Series 2017-JP5, Class D, 4.65%, 03/15/50(a)(c)		4,720	4,464,072
Series 2017-JP7, Class B, 4.05%, 09/15/50		840	825,160
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2012-CBX, Class A4FL, 3.76%, 06/15/45(a)(c)		1,140	1,163,513
Series 2014-C20, Class A5, 3.80%, 07/15/47		5,340	5,434,368
Series 2015-JP1, Class D, 4.24%, 01/15/49(c)		7,843	7,312,117
Series 2015-UES, Class E, 3.62%, 09/05/32(a)(c)		17,360	16,999,717
Series 2016-NINE, Class A, 2.85%, 10/06/38(a)(c)		12,450	11,826,760
Series 2017-MAUI, Class D, 4.34%, 07/15/34(a)(c)		1,270	1,247,142
Series 2017-MAUI, Class E, 5.34%, 07/15/34(a)(c)		4,220	4,125,859
Series 2017-MAUI, Class F, 6.14%, 07/15/34(a)(c)		660	643,729
Series 2018-WPT, Class FFX, 5.54%, 07/05/33(a)		2,430	2,374,691
LB-UBS Commercial Mortgage Trust:
Series 2006-C4, Class F, 6.19%, 06/15/38(c)		800	816,208
Series 2007-C6, Class AMFL, 6.11%, 07/15/40(a)		227	226,703
LCCM Mortgage Trust, Series 2014-909, Class E, 3.90%, 05/15/31(a)(c)		6,730	6,451,064
Lehman Brothers Small Balance Commercial Mortgage Trust(a)(c):
Series 2006-2A, Class M2, 2.90%, 09/25/36		1,800	1,736,613
Series 2007-1A, Class 1A, 2.76%, 03/25/37		4,022	3,865,127
MAD Mortgage Trust(a)(c):
Series 2017-330M, Class D, 3.98%, 08/15/34		2,925	2,852,679
Series 2017-330M, Class E, 4.03%, 08/15/34		8,020	7,710,532
Madison Avenue Trust, Series 2013-650M, Class D, 4.03%, 10/12/32(a)(c)		8,002	8,021,339
Merrill Lynch Mortgage Trust(c):
Series 2005-CIP1, Class D, 5.60%, 07/12/38		2,683	2,721,500
Series 2005-MKB2, Class F, 6.32%, 09/12/42(a)		3,650	3,732,003
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class A5, 3.89%, 06/15/47		3,610	3,689,938

Security		Par (000)	Value

United States (continued)
Morgan Stanley Bank of America Merrill Lynch Trust (continued)
Series 2015-C23, Class A4, 3.72%, 07/15/50	USD	2,748	$2,777,935
Series 2015-C23, Class D, 4.13%, 07/15/50(a)(c)		1,888	1,707,808
Series 2015-C25, Class C, 4.53%, 10/15/48(c)		720	721,569
Series 2015-C26, Class D, 3.06%, 10/15/48(a)		3,937	3,345,863
Series 2017-C33, Class C, 4.56%, 05/15/50(c)		2,270	2,244,898
Morgan Stanley Capital Barclays Bank Trust, Series 2016-MART, Class A, 2.20%, 09/13/31(a)		2,200	2,153,348
Morgan Stanley Capital I, Series 2017-HR2, Class D, 2.73%, 12/15/50		1,115	850,570
Morgan Stanley Capital I Trust:
Series 2006-IQ11, Class C, 6.25%, 10/15/42(c)		4,210	4,337,109
Series 2006-T21, Class AJ, 5.24%, 10/12/52(c)		454	455,201
Series 2007-T27, Class AJ, 5.95%, 06/11/42(c)		6,106	6,515,234
Series 2014-150E, Class F, 4.30%, 09/09/32(a)(c)		6,850	6,542,220
Series 2014-CPT, Class E, 3.45%, 07/13/29(a)(c)		630	618,525
Series 2014-CPT, Class F, 3.45%, 07/13/29(a)(c)		14,586	14,137,559
Series 2014-CPT, Class G, 3.45%, 07/13/29(a)(c)		6,825	6,537,186
Series 2015-MS1, Class C, 4.03%, 05/15/48(c)		3,053	2,993,080
Series 2015-MS1, Class D, 4.03%, 05/15/48(a)(c)		830	741,655
Series 2017-CLS, Class F, 5.06%, 11/15/34(a)(c)		15,877	15,608,799
Series 2017-H1, Class C, 4.28%, 06/15/50(c)		1,750	1,684,545
Series 2017-H1, Class D, 2.55%, 06/15/50(a)		7,340	5,476,007
Series 2017-JWDR, Class D, 4.41%, 11/15/34(a)(c)		2,660	2,621,152
Series 2017-JWDR, Class E, 5.51%, 11/15/34(a)(c)		4,930	4,862,315
Series 2018-H3, Class A5, 4.18%, 07/15/51		4,480	4,620,108
Series 2018-H3, Class C, 4.85%, 07/15/51(c)		3,800	3,782,026
Series 2018-H3, Class D, 3.00%, 07/15/51(a)		2,620	2,101,594
Series 2018-MP, Class E, 4.28%, 07/11/40(a)(c)		4,390	4,055,230
Series 2018-SUN, Class F, 5.01%, 07/15/35(a)(c)		6,010	5,912,259
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class A, 3.41%, 06/15/35(a)(c)		2,200	2,172,821
Olympic Tower Mortgage Trust, Series 2017-OT, Class E, 3.95%, 05/10/39(a)(c)		10,070	8,986,261
RAIT Trust, Series 2017-FL7, Class C, 4.96%, 06/15/37(a)(c)		1,440	1,427,379
RSO Repo SPE Trust, 3.82%, 09/15/20(c)(d)		26,556	26,555,758
UBS Commercial Mortgage Trust, Series 2018-C14, Class XA, 1.01%, 12/15/51(c)		13,700	1,035,046
USDC, Series 2018-USDC, Class F, 4.49%, 05/09/38(a)(c)		3,780	3,567,180

CONSOLIDATED SCHEDULES OF INVESTMENTS	69

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Velocity Commercial Capital Loan Trust:
Series 2015-1, Class AFL, 4.94%, 06/25/45(a)(c)	USD	324	$324,954
Series 2016-1, Class M4, 8.29%, 04/25/46(a)(c)		970	1,131,159
Series 2016-2, Class M3, 5.50%, 10/25/46(c)		2,250	2,295,855
Series 2016-2, Class M4, 7.23%, 10/25/46(c)		1,110	1,145,699
Series 2017-2, Class M3, 4.24%, 11/25/47(a)(c)		1,832	1,816,412
Series 2017-2, Class M4, 5.00%, 11/25/47(a)(c)		1,099	1,087,682
Series 2018-1, Class M2, 4.26%, 04/25/48(a)		971	964,754
VNDO Mortgage Trust(a)(c):
Series 2013-PENN, Class D, 3.95%, 12/13/29		1,400	1,396,465
Series 2013-PENN, Class E, 3.95%, 12/13/29		4,115	4,019,369
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, 3.81%, 06/15/29(a)(c)		2,415	2,410,279
Wells Fargo Commercial Mortgage Trust:
Series 2013-BTC, Class F, 3.55%, 04/16/35(a)(c)		8,491	7,868,577
Series 2014-LC18, Class A5, 3.41%, 12/15/47		1,488	1,489,332
Series 2015-C27, Class C, 3.89%, 02/15/48		5,879	5,558,845
Series 2015-C27, Class D, 3.77%, 02/15/48(a)		859	720,875
Series 2015-C31, Class A4, 3.70%, 11/15/48		4,320	4,358,487
Series 2015-NXS4, Class A4, 3.72%, 12/15/48		1,610	1,627,511
Series 2015-NXS4, Class D, 3.60%, 12/15/48(c)		1,516	1,381,872
Series 2015-P2, Class D, 3.24%, 12/15/48(a)		1,687	1,352,983
Series 2016-C34, Class C, 5.03%, 06/15/49(c)		2,490	2,530,661
Series 2016-NXS5, Class D, 4.88%, 01/15/59(c)		1,000	959,472
Series 2017-C39, Class C, 4.12%, 09/15/50		1,570	1,508,135
Series 2017-C39, Class D, 4.36%, 09/15/50(a)(c)		1,130	1,018,049
Series 2017-HSDB, Class A, 3.28%, 12/13/31(a)(c)		3,928	3,909,397
Series 2018-1745, Class A, 3.75%, 06/15/36(a)(c)		2,490	2,516,024
Series 2018-BXI, Class E, 4.61%, 12/15/36(a)(c)		2,330	2,300,229
Series 2018-C44, Class D, 3.00%, 05/15/51(a)		3,000	2,352,709
Series 2018-C45, Class C, 4.73%, 06/15/51		1,450	1,436,645
WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A3FL, 3.41%, 03/15/44(a)(c)		202	202,502

			949,441,418

			1,024,497,419

Interest Only Collateralized Mortgage Obligations — 0.0%

United States — 0.0%(c)
IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA1, Class AXPP, 1.30%, 07/25/47		30,776	1,106,037
Reperforming Loan REMIC Trust, Series 2005-R3, Class AS, 3.74%, 09/25/35(a)		3,643	348,048

Security		Par (000)	Value

United States (continued)
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class BIO, 1.23%, 07/25/56	USD	8,645	$989,095

			2,443,180

Interest Only Commercial Mortgage-Backed Securities — 0.2%

United States — 0.2%(c)
245 Park Avenue Trust, Series 2017-245P, Class XA, 0.15%, 06/05/37(a)		25,000	354,250
BAMLL Commercial Mortgage Securities Trust, Series 2016-SS1, Class XA, 0.56%, 12/15/35(a)		19,140	687,892
Banc of America Commercial Mortgage Trust:
Series 2017-BNK3, Class XB, 0.63%, 02/15/50		31,555	1,370,424
Series 2017-BNK3, Class XD, 1.29%, 02/15/50(a)		12,290	1,059,644
BBCMS Trust(a):
Series 2015-SRCH, Class XA, 0.96%, 08/10/35		73,430	4,676,022
Series 2015-SRCH, Class XB, 0.19%, 08/10/35		42,790	676,082
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class X, 1.39%, 04/10/29(a)(d)		84,430	2,321,825
CFCRE Commercial Mortgage Trust:
Series 2016-C4, Class XA, 1.73%, 05/10/58		19,811	1,864,220
Series 2016-C4, Class XB, 0.73%, 05/10/58(d)		18,700	906,950
Commercial Mortgage Trust:
Series 2013-CR6, Class XA, 1.07%, 03/10/46		26,466	752,985
Series 2015-CR25, Class XA, 0.92%, 08/10/48		78,862	3,539,151
Series 2018-COR3, Class XD, 1.75%, 05/10/51(a)		8,680	1,131,377
Core Industrial Trust(a):
Series 2015-TEXW, Class XA, 0.77%, 02/10/34		57,049	1,165,380
Series 2015-WEST, Class XA, 0.93%, 02/10/37		39,120	1,982,652
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class XB, 0.14%, 11/15/50		32,800	540,852
CSMC OA LLC, Series 2014-USA, Class X2, 0.04%, 09/15/37(a)		598,765	3,383,022
DBJPM Mortgage Trust, Series 2017-C6, Class XD, 1.00%, 06/10/50		15,440	974,110
GS Mortgage Securities Trust, Series 2014-GC20, Class XA, 1.06%, 04/10/47		4,057	163,808
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class XA, 0.88%, 09/15/47		6,357	244,931
Series 2014-C26, Class XA, 1.09%, 01/15/48		7,683	305,600
Series 2015-C27, Class XD, 0.50%, 02/15/48(a)		31,775	801,366
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49(a)		14,670	718,303
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2016-JP3, Class XC, 0.75%, 08/15/49(a)		37,589	1,768,187
Series 2016-JP4, Class XA, 0.80%, 12/15/49		9,645	366,352

70	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)		Value

United States (continued)
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 1.11%, 03/10/50(a)	USD	9,794		$460,858
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C19, Class XD, 1.19%, 12/15/47(a)(d)		51,913		3,462,597
Series 2014-C19, Class XF, 1.19%, 12/15/47(a)		13,486		721,636
Series 2015-C21, Class XB, 0.31%, 03/15/48(a)		15,696		292,363
Series 2015-C22, Class XA, 1.11%, 04/15/48		106,611		5,248,734
Series 2015-C26, Class XD, 1.35%, 10/15/48(a)		18,660		1,466,303
Series 2016-C31, Class XA, 1.44%, 11/15/49		7,785		614,845
Morgan Stanley Capital I Trust:
Series 2017-H1, Class XD, 2.20%, 06/15/50(a)(d)		8,870		1,339,991
Series 2018-H4, Class XA, 0.87%, 12/15/51		37,876		2,490,131
Olympic Tower Mortgage Trust, Series 2017-OT, Class XA, 0.38%, 05/10/39(a)		99,000		2,949,210
One Market Plaza Trust(a):
Series 2017-1MKT, Class XCP, 0.09%, 02/10/32		152,049		664,454
Series 2017-1MKT, Class XNCP, 0.00%, 02/10/32(d)		30,410		304
Wells Fargo Commercial Mortgage Trust:
Series 2015-NXS1, Class XB, 0.35%, 05/15/48		13,786		407,331
Series 2016-BNK1, Class XD, 1.26%, 08/15/49(a)		9,764		778,638
Series 2018-C44, Class XA, 0.76%, 05/15/51		37,569		2,046,186

				54,698,966

Principal Only Collateralized Mortgage Obligations — 0.0%

United States — 0.0%
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class B, 0.00%, 07/25/56(k)		4,289		297,935

Total Non-Agency Mortgage-Backed Securities — 6.0% (Cost: $2,049,536,274)				2,017,550,739

Preferred Securities — 0.2%

Capital Trusts — 0.2%

Luxembourg — 0.0%(d)
Novartex Holding Luxembourg SCA, 0.00%	EUR	—	(r)	—

United Kingdom — 0.1%(i)
Lloyds Banking Group plc:
6.41%(a)		1,000		975,000
6.66%(a)		2,363		2,323,113
6.66%		437		429,623
Nationwide Building Society, 10.25%	GBP	10,334		18,342,147

				22,069,883

United States — 0.1%(i)
Andeavor Logistics LP, Series A, 6.87%	USD	10,640		9,469,600
NBCUniversal Enterprise, Inc., 5.25%(a)		4,900		4,961,250

				14,430,850

Total Capital Trusts — 0.2% (Cost: $41,320,741)				36,500,733

Security		Shares	Value

Preferred Stocks — 0.0%

Cayman Islands — 0.0%(f)(k)
ALM XIV Ltd., 0.00%(a)(i)		4,286,000	$2,795,363
RR 3 Ltd., 0.00%		1,500,000	978,312

			3,773,675

Luxembourg — 0.0%(d)(f)
Concrete Investment II SCA (Preference)		9,727	169,957

United States — 0.0%(f)(i)
Federal Home Loan Mortgage Corp., Series Z, 7.88%		249,600	1,747,200
Federal National Mortgage Association, Series S, 0.00%		249,600	1,734,720

			3,481,920

Total Preferred Stocks — 0.0% (Cost: $9,231,933)			7,425,552

Total Preferred Securities — 0.2% (Cost: $50,552,674)			43,926,285

		Par (000)

U.S. Government Sponsored Agency Securities — 80.6%

Collateralized Mortgage Obligations — 0.2%(b)
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2015-DN1, Class B, (LIBOR USD 1 Month + 11.50%), 14.01%, 01/25/25	USD	1,479	1,952,575
Series 2015-HQ2, Class B, (LIBOR USD 1 Month + 7.95%), 10.46%, 05/25/25		1,590	1,871,452
Series 2016-DNA4, Class M3, (LIBOR USD 1 Month + 3.80%), 6.31%, 03/25/29		9,070	9,782,881
Series 2017-DNA2, Class M2, (LIBOR USD 1 Month + 3.45%), 5.96%, 10/25/29		4,707	4,981,325
Series 2017-DNA2, Class B1, (LIBOR USD 1 Month + 5.15%), 7.66%, 10/25/29		3,125	3,500,825
Series 2017-DNA3, Class M2, (LIBOR USD 1 Month + 2.50%), 5.01%, 03/25/30		8,861	8,860,616
Series 2017-DNA3, Class B1, (LIBOR USD 1 Month + 4.45%), 6.96%, 03/25/30		5,034	5,326,221
Series 2018-DNA1, Class M2, (LIBOR USD 1 Month + 1.80%), 4.31%, 07/25/30		1,639	1,574,398
Series 2017-HRP1, Class M2, (LIBOR USD 1 Month + 2.45%), 4.96%, 12/25/42		2,090	2,121,264
Federal National Mortgage Association Variable Rate Notes:
Series 2016-C06, Class 1M2, (LIBOR USD 1 Month + 4.25%), 6.76%, 04/25/29		11,981	13,163,491
Series 2017-C03, Class 1B1, (LIBOR USD 1 Month + 4.85%), 7.36%, 10/25/29		5,861	6,323,531
Series 2017-C05, Class 1B1, (LIBOR USD 1 Month + 3.60%), 6.11%, 01/25/30		8,366	8,310,365

			67,768,944

Commercial Mortgage-Backed Securities — 0.3%
Federal Home Loan Mortgage Corp.:
Series 2018-K732, Class B, 4.06%, 05/25/25(a)(m)		4,990	4,975,252
Series KJ20, Class A2, 3.80%, 12/25/25		2,790	2,893,321
Series K058, Class A2, 2.65%, 08/25/26		1,700	1,636,227
Series K064, Class A2, 3.22%, 03/25/27		4,121	4,111,482
Series 2018-SB52, Class A10F, 3.48%, 06/25/28(m)		6,849	6,858,753

CONSOLIDATED SCHEDULES OF INVESTMENTS	71

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Federal Home Loan Mortgage Corp. (continued)
Series 2018-SB53, Class A10F, 3.66%, 06/25/28(m)	USD	4,096	$4,145,979
Series 2016-K54, Class B, 4.05%, 04/25/48(a)(m)		3,410	3,364,265
Series 2017-K64, Class B, 3.98%, 05/25/50(a)(m)		2,026	1,961,282
Series 2018-K80, Class B, (LIBOR USD 1 Month + 0.00%), 4.23%, 08/25/50(a)(b)		4,180	4,048,991
Series 2018-K74, Class B, 4.09%, 02/25/51(a)(m)		2,100	2,036,189
Series 2018-K77, Class B, 4.16%, 05/25/51(a)		2,060	1,993,881
Series K076, Class A2, 3.90%, 06/25/51		3,342	3,486,591
Federal Home Loan Mortgage Corp. Variable Rate Notes(m):
Series K063, Class A2, 3.43%, 01/25/27		13,595	13,761,590
Series KW06, Class A2, 3.80%, 06/25/28		2,790	2,879,955
Series K085, Class A2, 4.06%, 10/25/28		17,830	18,777,370
Federal National Mortgage Association, Series 2018-M12, Class A1, 3.55%, 02/25/30		710	732,348
Federal National Mortgage Association ACES Variable Rate Notes(m):
Series 2017-M7, Class A2, 2.96%, 02/25/27		15,611	15,188,125
Series 2017-M14, Class A2, 2.88%, 11/25/27		8,110	7,866,689
Series 2018-M14, Class A2, 3.58%, 08/25/28		8,633	8,800,940
Government National Mortgage Association:
Series 2016-158, Class VA, 2.00%, 03/16/35(d)		1,911	1,722,395
Series 2015-97, Class VA, 2.25%, 12/16/38		3,075	2,855,137

			114,096,762

Interest Only Commercial Mortgage-Backed Securities — 0.3%
Federal Home Loan Mortgage Corp., Series 2015-K718, Class X2A, 0.10%, 02/25/48(a)(m)		418,901	1,013,490
Federal Home Loan Mortgage Corp. Variable Rate Notes(m):
Series K718, Class X1, 0.62%, 01/25/22		26,754	428,058
Series K044, Class X1, 0.75%, 01/25/25		41,692	1,551,548
Series KW01, Class X1, 0.97%, 01/25/26		96,541	5,312,590
Series KW03, Class X1, 0.85%, 06/25/27		20,520	1,102,896
Federal National Mortgage Association ACES Variable Rate Notes(m):
Series 2017-M12, Class X, 0.33%, 06/25/27		35,485	554,981
Series 2016-M4, Class X2, 2.63%, 01/25/39		21,023	1,886,001
Government National Mortgage Association:
Series 2014-40, Class AI, 1.00%, 02/16/39		14,212	178,647
Series 2014-52, Class AI, 0.83%, 08/16/41		19,298	403,135
Government National Mortgage Association Variable Rate Notes:
Series 2009-80, 0.72%, 09/16/51(m)		4,938	378,211
Series 2012-23, 0.58%, 06/16/53(m)		9,573	230,730
Series 2013-145, Class SI, (LIBOR USD 1 Month + 6.25%), 3.79%, 04/16/40(b)		16,855	983,647
Series 2013-191, 0.75%, 11/16/53(m)		7,856	274,014
Series 2013-30, 0.80%, 09/16/53(m)		35,730	1,486,398
Series 2013-63, 0.79%, 09/16/51(m)		47,929	2,521,201

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Government National Mortgage Association Variable Rate Notes (continued)
Series 2013-78, 0.79%, 10/16/54(m)	USD	40,755	$1,761,937
Series 2015-171, 0.89%, 11/16/55(m)		29,372	1,809,211
Series 2015-173, 0.89%, 09/16/55(m)		17,423	1,144,292
Series 2015-22, 0.73%, 03/16/55(m)		27,803	1,460,268
Series 2015-37, 0.83%, 10/16/56(m)		7,121	428,036
Series 2015-48, 0.67%, 02/16/50(m)		14,978	668,044
Series 2016-110, 1.03%, 05/16/58(m)		18,616	1,377,038
Series 2016-113, (LIBOR USD 1 Month + 0.00%), 1.19%, 02/16/58(b)		23,563	2,139,366
Series 2016-119, (LIBOR USD 1 Month + 0.00%), 1.12%, 04/16/58(b)		30,407	2,519,330
Series 2016-125, 1.06%, 12/16/57(m)		27,554	2,162,648
Series 2016-128, 0.95%, 09/16/56(m)		36,537	2,835,041
Series 2016-152, 0.93%, 08/15/58(m)		49,491	3,744,152
Series 2016-158, (LIBOR USD 1 Month + 0.00%), 0.91%, 06/16/58(b)		19,711	1,460,323
Series 2016-162, 1.00%, 09/16/58(m)		71,603	5,777,625
Series 2016-165, 0.96%, 12/16/57(m)		17,901	1,434,900
Series 2016-26, 0.96%, 02/16/58(m)		45,651	3,153,673
Series 2016-34, 0.99%, 01/16/58(m)		27,325	2,092,368
Series 2016-36, 0.94%, 08/16/57(m)		31,930	2,200,613
Series 2016-67, 1.17%, 07/16/57(m)		33,344	2,676,215
Series 2016-87, 1.00%, 08/16/58(m)		54,475	4,097,153
Series 2016-96, 0.98%, 12/16/57(m)		47,054	3,477,219
Series 2016-97, 1.04%, 07/16/56(m)		27,110	2,218,035
Series 2017-100, 0.81%, 05/16/59(m)		26,509	1,791,520
Series 2017-151, 0.71%, 09/16/57(m)		35,541	2,215,444
Series 2017-86, 0.77%, 05/16/59(m)		16,058	1,079,689
Series 2018-106, 0.49%, 04/16/60(m)		30,494	1,673,743
Series 2018-85, 0.52%, 07/16/60(m)		32,263	1,932,615

			77,636,045

Mortgage-Backed Securities — 79.8%
Federal Home Loan Mortgage Corp.:
3.50%, 02/01/42 - 02/01/43		64,077	64,551,974
4.00%, 11/01/41 - 07/01/48		127,141	130,111,461
4.50%, 09/01/44 - 10/01/48		614,352	643,949,401
4.00%, 01/15/49(s)		18,899	19,266,275
4.50%, 01/15/49(s)		46,920	48,566,523
Federal National Mortgage Association:
3.00%, 07/01/30 - 01/01/34		2,459,578	2,455,068,766
3.00%, 02/01/33 - 11/01/33(t)		1,379,517	1,376,773,979
3.50%, 09/01/33		1,494	1,512,150
3.00%, 01/25/34 - 01/25/49(s)		1,973,059	1,951,764,603
3.50%, 01/25/34 - 01/25/49(s)		1,346,162	1,349,025,856
6.00%, 03/01/38		3	2,984
4.00%, 12/01/40 - 01/01/57		1,234,235	1,267,590,687
4.00%, 04/01/47(t)		205,222	210,463,770
4.50%, 09/01/43 - 08/01/48		512,362	538,533,720
4.50%, 01/01/48(t)		461,358	483,900,232
5.00%, 09/01/44		27,842	29,625,423
4.00%, 01/25/49(s)		1,162,952	1,185,484,195
4.50%, 01/25/49(s)		6,597,887	6,832,034,616
5.00%, 01/25/49(s)		1,214,643	1,272,243,655
Government National Mortgage Association(s):
3.00%, 01/15/49		879,915	866,492,856
3.50%, 01/15/49		678,300	682,486,379
4.00%, 01/15/49		3,927,195	4,021,079,506
4.50%, 01/15/49		1,643,045	1,700,134,389

			27,130,663,400

Total U.S. Government Sponsored Agency Securities — 80.6% (Cost: $27,192,508,837)			27,390,165,151

72	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

U.S. Treasury Obligations — 7.4%
U.S. Treasury Bonds, 3.38%, 11/15/48(t)	USD	440,140	$470,674,712
U.S. Treasury Inflation Linked Notes:
0.13%, 04/15/20(o)		518,159	506,507,475
0.13%, 04/15/21 - 04/15/22		361,850	351,392,613
0.38%, 01/15/27		10,563	10,033,176
U.S. Treasury Notes:
2.00%, 07/31/20		128,000	126,945,000
2.63%, 07/31/20 - 08/15/20		349,840	350,326,526
2.88%, 10/31/20 - 10/31/23		320,000	323,862,499
2.75%, 09/15/21		48,500	48,837,226
3.13%, 11/15/28(u)(v)		321,000	332,962,264

Total U.S. Treasury Obligations — 7.4% (Cost: $2,502,788,725)			2,521,541,491

		Shares

Warrants — 0.0%(d)(f)

Japan — 0.0%
Wessex Ltd. (Issued/exercisable 06/16/16, 1 share for 1 warrant, Expires 06/24/19, Strike Price JPY 1.00)		4,500,000	6,158

Total Warrants — 0.0%			6,158

Total Long-Term Investments — 150.3% (Cost: $51,500,448,725)			50,974,586,320

Short-Term Securities — 9.4%

		Par (000)

Borrowed Bond Agreements — 3.1%(w)
Barclays Bank plc, (3.30)%, Open (Purchased on 12/18/18 to be repurchased at EUR 700,360, collateralized by Grupo-Antolin Irausa SA, 3.25%, due at 04/30/24, par and fair value of EUR 800,000 and $795,975, respectively)(x)	EUR	701	803,321
Barclays Bank plc, (3.25)%, Open (Purchased on 12/13/18 to be repurchased at EUR 480,656, collateralized by Grupo-Antolin Irausa SA, 3.25%, due at 04/30/24, par and fair value of EUR 550,000 and $547,233, respectively)(x)		481	551,608
Barclays Bank plc, (2.50)%, Open (Purchased on 12/14/18 to be repurchased at EUR 1,225,173, collateralized by Auchan Holding SADIR, 2.25%, due at 04/06/23, par and fair value of EUR 1,200,000 and $1,385,026, respectively)(x)		1,226	1,405,108
Barclays Bank plc, (1.80)%, Open (Purchased on 12/11/18 to be repurchased at EUR 816,530, collateralized by Auchan Holding SADIR, 2.25%, due at 04/06/23, par and fair value of EUR 800,000 and $923,351, respectively)(x)		817	936,428
Barclays Bank plc, (1.75)%, Open (Purchased on 12/06/18 to be repurchased at EUR 185,147, collateralized by Iliad SA, 1.88%, due at 04/25/25, par and fair value of EUR 200,000 and $210,100, respectively)(x)		185	212,390
Barclays Bank plc, (1.55)%, Open (Purchased on 12/07/18 to be repurchased at EUR 716,732, collateralized by Auchan Holding SADIR, 2.25%, due at 04/06/23, par and fair value of EUR 700,000 and $807,932, respectively)(x)		717	821,939

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
Barclays Bank plc, (1.50)%, Open (Purchased on 11/20/18 to be repurchased at EUR 538,752, collateralized by Hema Bondco I BV, 6.25%, due at 07/15/22, par and fair value of EUR 600,000 and $582,889, respectively)(x)	EUR	540	$618,279
Barclays Bank plc, (1.50)%, Open (Purchased on 08/29/18 to be repurchased at EUR 400,114, collateralized by ProGroup AG, 3.00%, due at 03/31/26, par and fair value of EUR 400,000 and $439,945, respectively)(x)		402	460,811
Barclays Bank plc, (1.50)%, Open (Purchased on 06/07/18 to be repurchased at EUR 1,388,123, collateralized by ProGroup AG, 3.00%, due at 03/31/26, par and fair value of EUR 1,400,000 and $1,539,808, respectively)(x)		1,400	1,604,077
Barclays Bank plc, (1.30)%, Open (Purchased on 08/29/18 to be repurchased at EUR 692,129, collateralized by LKQ European Holdings BV, 3.63%, due at 04/01/26, par and fair value of EUR 675,000 and $747,265, respectively)(x)		695	796,573
Barclays Bank plc, (1.30)%, Open (Purchased on 08/29/18 to be repurchased at EUR 1,332,989, collateralized by LKQ European Holdings BV, 3.63%, due at 04/01/26, par and fair value of EUR 1,300,000 and $1,439,175, respectively)(x)		1,339	1,534,141
Barclays Bank plc, (1.30)%, Open (Purchased on 11/09/18 to be repurchased at EUR 1,930,444, collateralized by HeidelbergCement Finance Luxembourg SA, 1.75%, due at 04/24/28, par and fair value of EUR 2,000,000 and $2,164,494, respectively)(x)		1,934	2,215,727
Barclays Bank plc, (1.25)%, Open (Purchased on 12/13/18 to be repurchased at USD 966,855, collateralized by SRS Distribution, Inc., 8.25%, due at 07/01/26, par and fair value of USD 976,000 and $895,480, respectively)(x)	USD	967	967,460
Barclays Bank plc, (1.10)%, Open (Purchased on 08/09/18 to be repurchased at EUR 3,028,099, collateralized by Madrilena Red de Gas Finance BV, 2.25%, due at 04/11/29, par and fair value of EUR 3,000,000 and $3,466,845, respectively)(x)	EUR	3,041	3,484,457
Barclays Bank plc, (1.05)%, Open (Purchased on 11/26/18 to be repurchased at EUR 654,188, collateralized by Faurecia SA, 3.63%, due at 06/15/23, par and fair value of EUR 640,000 and $734,688, respectively)(x)		655	750,280
Barclays Bank plc, (1.00)%, Open (Purchased on 06/07/18 to be repurchased at EUR 661,725, collateralized by HeidelbergCement Finance Luxembourg SA, 1.75%, due at 04/24/28, par and fair value of EUR 680,000 and $735,929, respectively)(x)		665	762,493
Barclays Bank plc, (1.00)%, Open (Purchased on 06/13/18 to be repurchased at EUR 701,499, collateralized by HeidelbergCement Finance Luxembourg SA, 1.75%, due at 04/24/28, par and fair value of EUR 720,000 and $779,219, respectively)(x)		705	808,256

CONSOLIDATED SCHEDULES OF INVESTMENTS	73

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
Barclays Bank plc, (1.00)%, Open (Purchased on 11/16/18 to be repurchased at EUR 4,943,869, collateralized by Airbus Finance BV, 0.88%, due at 05/13/26, par and fair value of EUR 5,000,000 and $5,638,912, respectively)(x)	EUR	4,950	$5,671,054
Barclays Bank plc, (1.00)%, Open (Purchased on 11/16/18 to be repurchased at EUR 18,202,233, collateralized by Airbus Finance BV, 0.88%, due at 05/13/26, par and fair value of EUR 18,400,000 and $20,751,194, respectively)(x)		18,224	20,880,148
Barclays Bank plc, (1.00)%, Open (Purchased on 12/18/18 to be repurchased at GBP 398,952, collateralized by TalkTalk Telecom Group plc, 5.38%, due at 01/15/22, par and fair value of GBP 400,000 and $496,966, respectively)(x)	GBP	399	508,674
Barclays Bank plc, (1.00)%, Open (Purchased on 06/06/18 to be repurchased at EUR 532,626, collateralized by HeidelbergCement Finance Luxembourg SA, 1.75%, due at 04/24/28, par and fair value of EUR 545,000 and $589,825, respectively)(x)	EUR	536	613,786
Barclays Bank plc, (1.00)%, Open (Purchased on 08/09/18 to be repurchased at EUR 2,996,011, collateralized by Autoroutes du Sud de la France SA, 1.38%, due at 01/22/30, par and fair value of EUR 3,000,000 and $3,358,547, respectively)(x)		3,008	3,446,177
Barclays Bank plc, (0.95)%, Open (Purchased on 12/05/18 to be repurchased at EUR 4,889,686, collateralized by Aviva plc, 1.88%, due at 11/13/27, par and fair value of EUR 5,000,000 and $5,688,363, respectively)(x)		4,893	5,606,056
Barclays Bank plc, (0.95)%, Open (Purchased on 10/09/18 to be repurchased at EUR 480,630, collateralized by Faurecia SA, 3.63%, due at 06/15/23, par and fair value of EUR 460,000 and $528,057, respectively)(x)		482	551,905
Barclays Bank plc, (0.95)%, Open (Purchased on 07/24/18 to be repurchased at EUR 3,028,769, collateralized by Ryanair DAC, 1.13%, due at 03/10/23, par and fair value of EUR 3,000,000 and $3,399,818, respectively)(x)		3,042	3,484,833
Barclays Bank plc, (0.95)%, Open (Purchased on 06/05/18 to be repurchased at EUR 597,568, collateralized by ProGroup AG, 3.00%, due at 03/31/26, par and fair value of EUR 600,000 and $659,918, respectively)(x)		601	688,442
Barclays Bank plc, (0.95)%, Open (Purchased on 11/23/18 to be repurchased at EUR 1,004,999, collateralized by Eni SpA, 3.63%, due at 01/29/29, par and fair value of EUR 865,000 and $1,129,152, respectively)(x)		1,006	1,152,573
Barclays Bank plc, (0.90)%, Open (Purchased on 11/28/18 to be repurchased at EUR 1,893,857, collateralized by Chemours Co. (The), 4.00%, due at 05/15/26, par and fair value of EUR 2,000,000 and $2,165,353, respectively)(x)		1,895	2,171,624
Barclays Bank plc, (0.90)%, Open (Purchased on 08/20/18 to be repurchased at EUR 1,826,593, collateralized by Orange SA, 5.00%, due at 12/31/49, par and fair value of EUR 1,600,000 and $1,953,594, respectively)(x)		1,833	2,099,748

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
Barclays Bank plc, (0.90)%, Open (Purchased on 08/28/18 to be repurchased at EUR 2,576,762, collateralized by Gestamp Automocion SA, 3.25%, due at 04/30/26, par and fair value of EUR 2,600,000 and $2,690,677, respectively)(x)	EUR	2,585	$2,961,506
Barclays Bank plc, (0.90)%, Open (Purchased on 11/06/18 to be repurchased at EUR 16,351,102, collateralized by Carlsberg Breweries A/S, 2.50%, due at 05/28/24, par and fair value of EUR 15,000,000 and $18,469,186, respectively)(x)		16,374	18,760,070
Barclays Bank plc, (0.90)%, Open (Purchased on 08/21/18 to be repurchased at EUR 1,700,347, collateralized by Zimmer Biomet Holdings, Inc., 2.43%, due at 12/13/26, par and fair value of EUR 1,600,000 and $1,876,960, respectively)(x)		1,706	1,954,574
Barclays Bank plc, (0.90)%, Open (Purchased on 08/20/18 to be repurchased at EUR 1,615,450, collateralized by Thermo Fisher Scientific, Inc., 1.95%, due at 07/24/29, par and fair value of EUR 1,600,000 and $1,805,033, respectively)(x)		1,621	1,857,030
Barclays Bank plc, (0.85)%, Open (Purchased on 08/21/18 to be repurchased at EUR 1,589,249, collateralized by Allergan Funding SCS, 2.13%, due at 06/01/29, par and fair value of EUR 1,600,000 and $1,749,877, respectively)(x)		1,594	1,826,531
Barclays Bank plc, (0.80)%, Open (Purchased on 12/05/18 to be repurchased at EUR 1,594,479, collateralized by Arkema SA, 1.50%, due at 04/20/27, par and fair value of EUR 1,600,000 and $1,815,702, respectively)(x)		1,595	1,827,889
Barclays Bank plc, (0.75)%, Open (Purchased on 08/16/18 to be repurchased at EUR 33,728,081, collateralized by Portugal Obrigacoes do Tesouro OT, 2.13%, due at 10/17/28, par and fair value of EUR 32,565,000 and $38,638,886, respectively)(x)		33,817	38,745,689
Barclays Bank plc, (0.75)%, Open (Purchased on 11/20/18 to be repurchased at EUR 10,444,293, collateralized by Portugal Obrigacoes do Tesouro OT, 2.13%, due at 10/17/28, par and fair value of EUR 10,300,000 and $12,221,112, respectively)(x)		10,451	11,974,321
Barclays Bank plc, (0.60)%, Open (Purchased on 09/03/18 to be repurchased at EUR 5,369,465, collateralized by Kingdom of Spain, 0.35%, due at 07/30/23, par and fair value of EUR 5,400,000 and $6,190,292, respectively)(x)		5,380	6,164,187
Barclays Bank plc, 0.00%, Open (Purchased on 12/18/18 to be repurchased at GBP 1,877,454, collateralized by Iceland Bondco plc, 6.75%, due at 07/15/24, par and fair value of GBP 1,940,000 and $2,358,361, respectively)(x)	GBP	1,877	2,393,003
Barclays Bank plc, 0.95%, Open (Purchased on 12/13/18 to be repurchased at USD 12,668,350, collateralized by Washington Prime Group LP, 5.95%, due at 08/15/24, par and fair value of USD 13,365,000 and $11,725,329, respectively)(x)	USD	12,663	12,663,338

74	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
Barclays Bank plc, 1.85%, Open (Purchased on 12/13/18 to be repurchased at USD 4,681,609, collateralized by Athabasca Oil Corp., 9.88%, due at 02/24/22, par and fair value of USD 4,950,000 and $4,504,500, respectively)(x)	USD	4,678	$4,677,750
Barclays Bank plc, 1.85%, Open (Purchased on 12/13/18 to be repurchased at USD 9,650,274, collateralized by Sally Holdings LLC, 5.63%, due at 12/01/25, par and fair value of USD 10,005,000 and $9,204,600, respectively)(x)		9,642	9,642,319
Barclays Bank plc, 1.95%, Open (Purchased on 12/07/18 to be repurchased at USD 2,073,340, collateralized by UBS Group Funding Switzerland AG, 6.88%, due at 12/31/49, par and fair value of USD 2,100,000 and $2,016,000, respectively)(x)		2,071	2,071,125
Barclays Bank plc, 2.00%, Open (Purchased on 11/29/18 to be repurchased at USD 4,046,464, collateralized by Russian Foreign Bond - Eurobond, 4.50%, due at 04/04/22, par and fair value of USD 4,000,000 and $4,044,000, respectively)(x)		4,040	4,040,000
Barclays Bank plc, 2.05%, Open (Purchased on 12/06/18 to be repurchased at USD 10,063,428, collateralized by General Electric Co., 4.63%, due at 01/07/21, par and fair value of USD 10,000,000 and $10,025,823, respectively)(x)		10,050	10,050,000
Barclays Bank plc, 2.05%, Open (Purchased on 12/13/18 to be repurchased at USD 11,147,802, collateralized by Canadian Natural Resources Ltd., 6.25%, due at 03/15/38, par and fair value of USD 9,900,000 and $10,767,516, respectively)(x)		11,138	11,137,500
Barclays Bank plc, 2.05%, Open (Purchased on 12/13/18 to be repurchased at USD 682,611, collateralized by Denbury Resources, Inc., 4.63%, due at 07/15/23, par and fair value of USD 976,000 and $573,400, respectively)(x)		682	681,980
Barclays Bank plc, 2.05%, Open (Purchased on 12/13/18 to be repurchased at USD 9,488,506, collateralized by FMG Resources August 2006 Pty. Ltd., 5.13%, due at 05/15/24, par and fair value of USD 10,005,000 and $9,204,600, respectively)(x)		9,480	9,479,738
Barclays Bank plc, 2.05%, Open (Purchased on 11/21/18 to be repurchased at USD 17,830,915, collateralized by Cenovus Energy, Inc., 4.25%, due at 04/15/27, par and fair value of USD 19,800,000 and $18,034,281, respectively)(x)		17,795	17,795,250
Barclays Bank plc, 2.05%, Open (Purchased on 12/13/18 to be repurchased at USD 29,990,215, collateralized by Netflix, Inc., 5.88%, due at 11/15/28, par and fair value of USD 30,000,000 and $29,151,000, respectively)(x)		29,963	29,962,500
Barclays Bank plc, 2.05%, Open (Purchased on 12/20/18 to be repurchased at USD 4,878,054, collateralized by Johnson & Johnson, 3.75%, due at 03/03/47, par and fair value of USD 5,000,000 and $4,747,850, respectively)(x)		4,875	4,875,000
Barclays Bank plc, 2.05%, Open (Purchased on 11/15/18 to be repurchased at USD 11,089,515, collateralized by Mckesson Corp., 3.95%, due at 02/16/28, par and fair value of USD 11,435,000 and $10,968,147, respectively)(x)		11,063	11,063,363

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
Barclays Bank plc, 2.05%, Open (Purchased on 12/07/18 to be repurchased at USD 3,052,072, collateralized by Pacific Drilling SA, 11.00%, due at 04/01/24, par and fair value of USD 2,900,000 and $2,856,500, respectively)(x)	USD	3,049	$3,048,625
Barclays Bank plc, 2.05%, Open (Purchased on 11/15/18 to be repurchased at USD 1,085,974, collateralized by Southwestern Energy Co., 7.50%, due at 04/01/26, par and fair value of USD 1,038,000 and $980,910, respectively)(x)		1,083	1,083,413
Barclays Bank plc, 2.05%, Open (Purchased on 12/13/18 to be repurchased at USD 6,029,869, collateralized by Ahern Rentals, Inc., 7.38%, due at 05/15/23, par and fair value of USD 7,077,000 and $5,661,600, respectively)(x)		6,024	6,024,296
Barclays Capital, Inc., 1.45%, Open (Purchased on 12/14/18 to be repurchased at USD 9,149,888, collateralized by Transocean, Inc., 5.80%, due at 10/15/22, par and fair value of USD 9,900,000 and $8,712,000, respectively)(x)		9,145	9,145,125
Barclays Capital, Inc., 1.70%, Open (Purchased on 12/14/18 to be repurchased at USD 1,578,457, collateralized by Rackspace Hosting, Inc., 8.63%, due at 11/15/24, par and fair value of USD 1,960,000 and $1,528,800, respectively)(x)		1,578	1,577,800
Barclays Capital, Inc., 2.05%, Open (Purchased on 12/14/18 to be repurchased at USD 5,750,167, collateralized by Vine Oil & Gas LP, 8.75%, due at 04/15/23, par and fair value of USD 6,730,000 and $5,316,700, respectively)(x)		5,746	5,745,738
Barclays Bank plc, 0.67%, Open (Purchased on 07/12/18 to be repurchased at GBP 2,448,904, collateralized by U.K. Treasury Bonds, 3.50%, due at 11/15/68, par and fair value of GBP 1,453,000 and $2,929,062, respectively)(x)	GBP	2,441	3,111,355
BNP Paribas SA, (0.78)%, Open (Purchased on 08/14/18 to be repurchased at EUR 26,421,160, collateralized by Republic of Portugal, 2.88%, due at 07/21/26, par and fair value of EUR 23,985,000 and $30,450,445, respectively)(x)	EUR	26,473	30,331,342
BNP Paribas SA, (0.55)%, Open (Purchased on 11/27/18 to be repurchased at EUR 5,189,458, collateralized by Kingdom of Spain, 1.40%, due at 04/30/28, par and fair value of EUR 5,190,000 and $5,970,680, respectively)(x)		5,192	5,948,821
BNP Paribas SA, (0.54)%, Open (Purchased on 11/27/18 to be repurchased at EUR 7,769,260, collateralized by Kingdom of Spain, 1.40%, due at 04/30/28, par and fair value of EUR 7,770,000 and $8,938,764, respectively)(x)		7,773	8,906,038
BNP Paribas SA, (0.50)%, Open (Purchased on 11/16/18 to be repurchased at EUR 11,207,890, collateralized by Italy Buoni Poliennali Del Tesoro, 0.05%, due at 04/15/21, par and fair value of EUR 11,660,000 and $13,153,335, respectively)(x)		11,215	12,849,114

CONSOLIDATED SCHEDULES OF INVESTMENTS	75

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
BNP Paribas SA, (0.48)%, Open (Purchased on 11/13/18 to be repurchased at EUR 14,634,503, collateralized by Italy Buoni Poliennali Del Tesoro, 0.05%, due at 04/15/21, par and fair value of EUR 15,200,000 and $17,146,715, respectively)(x)	EUR	14,644	$16,777,996
BNP Paribas SA, 0.40%, Open (Purchased on 07/13/18 to be repurchased at GBP 25,825,982, collateralized by U.K. Treasury Bonds, 0.13%, due at 03/22/46, par and fair value of GBP 16,417,451 and $32,507,211, respectively)(x)	GBP	25,784	32,863,799
BNP Paribas SA, 0.50%, Open (Purchased on 10/17/18 to be repurchased at USD 924,124, collateralized by Washington Prime Group LP, 5.95%, due at 08/15/24, par and fair value of USD 990,000 and $868,543, respectively)(x)	USD	923	923,175
BNP Paribas SA, 2.20%, Open (Purchased on 10/17/18 to be repurchased at USD 7,438,294, collateralized by Dish DBS Corp., 7.75%, due at 07/01/26, par and fair value of USD 7,808,000 and $6,461,120, respectively)(x)		7,408	7,407,840
Citigroup Global Markets, Inc., (12.50)%, Open (Purchased on 12/07/18 to be repurchased at USD 199,493, collateralized by Weatherford International Ltd., 7.75%, due at 06/15/21, par and fair value of USD 234,000 and $175,500, respectively)(x)		201	201,240
Citigroup Global Markets, Inc., 0.95%, Open (Purchased on 11/15/18 to be repurchased at USD 6,508,669, collateralized by Transocean, Inc., 5.80%, due at 10/15/22, par and fair value of USD 6,890,000 and $6,063,200, respectively)(x)		6,502	6,502,438
Citigroup Global Markets, Inc., 1.70%, Open (Purchased on 11/15/18 to be repurchased at USD 884,217, collateralized by Everi payments, Inc., 7.50%, due at 12/15/25, par and fair value of USD 861,000 and $814,721, respectively)(x)		883	882,525
Citigroup Global Markets, Inc., 1.90%, Open (Purchased on 12/13/18 to be repurchased at USD 8,765,851, collateralized by Netflix, Inc., 4.38%, due at 11/15/26, par and fair value of USD 9,405,000 and $8,535,037, respectively)(x)		8,758	8,758,406
Citigroup Global Markets, Inc., 2.00%, Open (Purchased on 12/14/18 to be repurchased at USD 6,249,621, collateralized by Aker BP ASA, 5.88%, due at 03/31/25, par and fair value of USD 6,130,000 and $6,114,675, respectively)(x)		6,245	6,244,937
Citigroup Global Markets, Inc., 2.05%, Open (Purchased on 12/13/18 to be repurchased at USD 7,426,864, collateralized by Ford Motor Credit Co. LLC, 4.39%, due at 01/08/26, par and fair value of USD 8,000,000 and $7,212,047, respectively)(x)		7,420	7,420,000
Citigroup Global Markets, Inc., 2.05%, Open (Purchased on 12/13/18 to be repurchased at USD 646,197, collateralized by Petsmart, Inc., 7.13%, due at 03/15/23, par and fair value of USD 960,000 and $559,200, respectively)(x)		646	645,600

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
Citigroup Global Markets, Inc., 2.05%, Open (Purchased on 12/13/18 to be repurchased at USD 3,612,714, collateralized by Seagate HDD Cayman, 4.75%, due at 01/01/25, par and fair value of USD 3,850,000 and $3,414,534, respectively)(x)	USD	3,609	$3,609,375
Citigroup Global Markets, Inc., 2.05%, Open (Purchased on 12/20/18 to be repurchased at USD 1,303,686, collateralized by General Electric Co., 5.00%, due at 12/31/49, par and fair value of USD 1,644,000 and $1,257,660, respectively)(x)		1,303	1,302,870
Citigroup Global Markets, Inc., 2.05%, Open (Purchased on 12/13/18 to be repurchased at USD 9,339,381, collateralized by Hanesbrands, Inc., 4.88%, due at 05/15/26, par and fair value of USD 9,900,000 and $8,922,375, respectively)(x)		9,331	9,330,750
Deutsche Bank AG, 0.62%, Open (Purchased on 07/13/18 to be repurchased at GBP 5,571,949, collateralized by U.K. Treasury Bonds, 0.13%, due at 03/22/46, par and fair value of GBP 3,542,620 and $7,014,530, respectively)(x)	GBP	5,562	7,089,692
Goldman Sachs International, (1.60)%, Open (Purchased on 12/21/18 to be repurchased at EUR 567,213, collateralized by Faurecia SA, 2.63%, due at 06/15/25, par and fair value of EUR 600,000 and $647,922, respectively)(x)	EUR	567	650,029
Goldman Sachs International, (0.95)%, Open (Purchased on 12/05/18 to be repurchased at EUR 4,889,437, collateralized by Aviva plc, 1.88%, due at 11/13/27, par and fair value of EUR 5,000,000 and $5,688,362, respectively)(x)		4,893	5,605,770
J.P. Morgan Securities LLC, (3.00)%, Open (Purchased on 12/04/18 to be repurchased at EUR 1,576,920, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 1,573,000 and $1,673,944, respectively)(x)		1,580	1,810,830
J.P. Morgan Securities LLC, (2.70)%, Open (Purchased on 08/15/18 to be repurchased at EUR 301,646, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 300,000 and $319,252, respectively)(x)		305	349,225
J.P. Morgan Securities LLC, (2.70)%, Open (Purchased on 08/06/18 to be repurchased at EUR 2,738,074, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 2,608,000 and $2,775,362, respectively)(x)		2,769	3,172,121
J.P. Morgan Securities LLC, (2.70)%, Open (Purchased on 11/22/18 to be repurchased at EUR 1,057,989, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 1,075,000 and $1,143,986, respectively)(x)		1,061	1,215,473
J.P. Morgan Securities LLC, (2.60)%, Open (Purchased on 07/03/18 to be repurchased at EUR 98,394, collateralized by Nexi Capital SpA, 3.63%, due at 05/01/23, par and fair value of EUR 100,000 and $113,143, respectively)(x)		100	114,228

76	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
J.P. Morgan Securities LLC, (2.60)%, Open (Purchased on 07/03/18 to be repurchased at EUR 787,284, collateralized by Nexi Capital SpA, 3.63%, due at 05/01/23, par and fair value of EUR 800,000 and $905,142, respectively)(x)	EUR	798	$913,912
J.P. Morgan Securities LLC, (2.60)%, Open (Purchased on 08/15/18 to be repurchased at EUR 2,112,338, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 2,100,000 and $2,234,762, respectively)(x)		2,134	2,444,575
J.P. Morgan Securities LLC, (2.60)%, Open (Purchased on 07/02/18 to be repurchased at EUR 167,223, collateralized by Nexi Capital SpA, 3.63%, due at 05/01/23, par and fair value of EUR 170,000 and $192,343, respectively)(x)		169	194,148
J.P. Morgan Securities LLC, (1.70)%, Open (Purchased on 09/21/18 to be repurchased at EUR 3,915,684, collateralized by Naviera Armas SA, 4.25%, due at 11/15/24, par and fair value of EUR 4,000,000 and $4,280,522, respectively)(x)		3,934	4,507,253
J.P. Morgan Securities LLC, (1.60)%, Open (Purchased on 06/06/18 to be repurchased at EUR 594,341, collateralized by ProGroup AG, 3.00%, due at 03/31/26, par and fair value of EUR 600,000 and $659,917, respectively)(x)		600	687,290
J.P. Morgan Securities LLC, (1.58)%, Open (Purchased on 08/29/18 to be repurchased at EUR 2,336,475, collateralized by ProGroup AG, 3.00%, due at 03/31/26, par and fair value of EUR 2,300,000 and $2,529,684, respectively)(x)		2,349	2,691,619
J.P. Morgan Securities LLC, (1.50)%, Open (Purchased on 06/05/18 to be repurchased at EUR 1,497,035, collateralized by Cellnex Telecom SA, 2.88%, due at 04/18/25, par and fair value of EUR 1,500,000 and $1,747,137, respectively)(x)		1,510	1,730,223
J.P. Morgan Securities LLC, (1.50)%, Open (Purchased on 06/06/18 to be repurchased at EUR 596,703, collateralized by Cellnex Telecom SA, 2.88%, due at 04/18/25, par and fair value of EUR 600,000 and $698,855, respectively)(x)		602	689,620
J.P. Morgan Securities LLC, (1.45)%, Open (Purchased on 09/27/18 to be repurchased at EUR 623,309, collateralized by Cellnex Telecom SA, 2.88%, due at 04/18/25, par and fair value of EUR 600,000 and $698,855, respectively)(x)		626	716,900
J.P. Morgan Securities LLC, (1.40)%, Open (Purchased on 08/15/18 to be repurchased at EUR 940,306, collateralized by Cellnex Telecom SA, 2.88%, due at 04/18/25, par and fair value of EUR 900,000 and $1,048,282, respectively)(x)		945	1,083,169
J.P. Morgan Securities LLC, (1.35)%, Open (Purchased on 07/25/18 to be repurchased at EUR 171,929, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 164,000 and $174,524, respectively)(x)		173	198,169

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
J.P. Morgan Securities LLC, (1.35)%, Open (Purchased on 08/28/18 to be repurchased at EUR 933,838, collateralized by Cellnex Telecom SA, 2.88%, due at 04/18/25, par and fair value of EUR 900,000 and $1,048,282, respectively)(x)	EUR	938	$1,074,943
J.P. Morgan Securities LLC, (1.35)%, Open (Purchased on 08/29/18 to be repurchased at EUR 2,041,792, collateralized by Iliad SA, 1.88%, due at 04/25/25, par and fair value of EUR 2,100,000 and $2,206,053, respectively)(x)		2,051	2,350,312
J.P. Morgan Securities LLC, (1.30)%, Open (Purchased on 11/09/18 to be repurchased at EUR 1,934,457, collateralized by HeidelbergCement Finance Luxembourg SA, 1.75%, due at 04/24/28, par and fair value of EUR 2,000,000 and $2,164,496, respectively)(x)		1,938	2,220,333
J.P. Morgan Securities LLC, (1.25)%, Open (Purchased on 11/20/18 to be repurchased at EUR 1,173,798, collateralized by Selecta Group BV, 5.88%, due at 02/01/24, par and fair value of EUR 1,200,000 and $1,291,375, respectively)(x)		1,175	1,346,797
J.P. Morgan Securities LLC, (1.25)%, Open (Purchased on 09/28/18 to be repurchased at EUR 1,029,331, collateralized by Faurecia SA, 2.63%, due at 06/15/25, par and fair value of EUR 1,000,000 and $1,079,869, respectively)(x)		1,033	1,183,135
J.P. Morgan Securities LLC, (1.25)%, Open (Purchased on 10/05/18 to be repurchased at EUR 1,141,339, collateralized by Orano SA, 3.25%, due at 09/04/20, par and fair value of EUR 1,100,000 and $1,268,772, respectively)(x)		1,145	1,311,515
J.P. Morgan Securities LLC, (1.15)%, Open (Purchased on 11/29/18 to be repurchased at EUR 2,001,807, collateralized by Grifols SA, 3.20%, due at 05/01/25, par and fair value of EUR 2,000,000 and $2,248,489, respectively)(x)		2,004	2,295,917
J.P. Morgan Securities LLC, (1.15)%, Open (Purchased on 10/05/18 to be repurchased at EUR 1,086,928, collateralized by Gestamp Automocion SA, 3.25%, due at 04/30/26, par and fair value of EUR 1,100,000 and $1,138,363, respectively)(x)		1,090	1,248,698
J.P. Morgan Securities LLC, (1.15)%, Open (Purchased on 11/09/18 to be repurchased at EUR 5,804,557, collateralized by HeidelbergCement Finance Luxembourg SA, 1.75%, due at 04/24/28, par and fair value of EUR 6,000,000 and $6,493,488, respectively)(x)		5,814	6,660,998
J.P. Morgan Securities LLC, (1.15)%, Open (Purchased on 08/20/18 to be repurchased at EUR 606,119, collateralized by Evonik Finance BV, 0.75%, due at 09/07/28, par and fair value of EUR 640,000 and $663,506, respectively)(x)		609	697,401

CONSOLIDATED SCHEDULES OF INVESTMENTS	77

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
J.P. Morgan Securities LLC, (1.10)%, Open (Purchased on 09/05/18 to be repurchased at EUR 1,196,946, collateralized by Telefonica Emisiones SAU, 2.93%, due at 10/17/29, par and fair value of EUR 1,100,000 and $1,337,737, respectively)(x)	EUR	1,201	$1,376,321
J.P. Morgan Securities LLC, (1.05)%, Open (Purchased on 06/26/18 to be repurchased at EUR 290,991, collateralized by Gestamp Automocion SA, 3.25%, due at 04/30/26, par and fair value of EUR 300,000 and $310,463, respectively)(x)		293	335,241
J.P. Morgan Securities LLC, (1.05)%, Open (Purchased on 06/28/18 to be repurchased at EUR 95,902, collateralized by Gestamp Automocion SA, 3.25%, due at 04/30/26, par and fair value of EUR 100,000 and $103,488, respectively)(x)		96	110,479
J.P. Morgan Securities LLC, (1.05)%, Open (Purchased on 12/06/18 to be repurchased at GBP 403,201, collateralized by TalkTalk Telecom Group plc, 5.38%, due at 01/15/22, par and fair value of GBP 400,000 and $496,967, respectively)(x)	GBP	403	514,250
J.P. Morgan Securities LLC, (1.05)%, Open (Purchased on 06/11/18 to be repurchased at EUR 1,581,114, collateralized by Gestamp Automocion SA, 3.25%, due at 04/30/26, par and fair value of EUR 1,600,000 and $1,655,801, respectively)(x)	EUR	1,590	1,822,298
J.P. Morgan Securities LLC, (1.00)%, Open (Purchased on 09/13/18 to be repurchased at EUR 703,552, collateralized by Grupo-Antolin Irausa SA, 3.25%, due at 04/30/24, par and fair value of EUR 700,000 and $696,479, respectively)(x)		706	808,543
J.P. Morgan Securities LLC, (1.00)%, Open (Purchased on 08/09/18 to be repurchased at EUR 420,282, collateralized by LKQ European Holdings BV, 4.13%, due at 04/01/28, par and fair value of EUR 410,000 and $448,539, respectively)(x)		422	483,431
J.P. Morgan Securities LLC, (0.95)%, Open (Purchased on 08/20/18 to be repurchased at EUR 1,594,330, collateralized by Cie de Saint-Gobain, 1.38%, due at 06/14/27, par and fair value of EUR 1,600,000 and $1,769,870, respectively)(x)		1,600	1,833,089
J.P. Morgan Securities LLC, (0.90)%, Open (Purchased on 08/09/18 to be repurchased at EUR 1,584,291, collateralized by Eastman Chemical Co., 1.88%, due at 11/23/26, par and fair value of EUR 1,500,000 and $1,753,018, respectively)(x)		1,590	1,821,623
J.P. Morgan Securities LLC, (0.90)%, Open (Purchased on 11/19/18 to be repurchased at EUR 2,003,617, collateralized by Total Capital International SA, 1.49%, due at 09/04/30, par and fair value of EUR 2,000,000 and $2,287,032, respectively)(x)		2,006	2,297,999

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
J.P. Morgan Securities LLC, (0.90)%, Open (Purchased on 08/09/18 to be repurchased at EUR 3,591,034, collateralized by Eni SpA, 3.63%, due at 01/29/29, par and fair value of EUR 3,000,000 and $3,916,135, respectively)(x)	EUR	3,604	$4,128,982
J.P. Morgan Securities LLC, (0.85)%, Open (Purchased on 12/07/18 to be repurchased at EUR 2,983,219, collateralized by Engie SA, 2.38%, due at 05/19/26, par and fair value of EUR 2,700,000 and $3,361,257, respectively)(x)		2,985	3,419,719
J.P. Morgan Securities LLC, (0.85)%, Open (Purchased on 08/09/18 to be repurchased at EUR 1,594,910, collateralized by AT&T, Inc., 2.60%, due at 12/17/29, par and fair value of EUR 1,500,000 and $1,724,540, respectively)(x)		1,600	1,833,471
J.P. Morgan Securities LLC, (0.85)%, Open (Purchased on 06/08/18 to be repurchased at EUR 1,571,782, collateralized by Telefonica Emisiones SAU, 1.72%, due at 01/12/28, par and fair value of EUR 1,600,000 and $1,788,653, respectively)(x)		1,579	1,809,542
J.P. Morgan Securities LLC, (0.85)%, Open (Purchased on 11/29/18 to be repurchased at EUR 326,056, collateralized by Thomas Cook Group plc, 6.25%, due at 06/15/22, par and fair value of EUR 363,000 and $318,169, respectively)(x)		326	373,861
J.P. Morgan Securities LLC, (0.85)%, Open (Purchased on 11/16/18 to be repurchased at EUR 704,016, collateralized by Gestamp Funding Luxembourg SA, 3.50%, due at 05/15/23, par and fair value of EUR 700,000 and $784,701, respectively)(x)		705	807,427
J.P. Morgan Securities LLC, (0.85)%, Open (Purchased on 08/09/18 to be repurchased at EUR 1,691,846, collateralized by Arkema SA, 1.50%, due at 04/20/27, par and fair value of EUR 1,600,000 and $1,815,702, respectively)(x)		1,697	1,944,908
J.P. Morgan Securities LLC, (0.85)%, Open (Purchased on 12/07/18 to be repurchased at EUR 2,725,457, collateralized by Engie SA, 1.38%, due at 06/22/28, par and fair value of EUR 2,700,000 and $3,100,628, respectively)(x)		2,727	3,124,242
J.P. Morgan Securities LLC, (0.85)%, Open (Purchased on 12/05/18 to be repurchased at EUR 400,269, collateralized by Thomas Cook Group plc, 6.25%, due at 06/15/22, par and fair value of EUR 530,000 and $464,544, respectively)(x)		401	458,889
J.P. Morgan Securities LLC, (0.85)%, Open (Purchased on 08/29/18 to be repurchased at EUR 748,430, collateralized by LKQ European Holdings BV, 3.63%, due at 04/01/26, par and fair value of EUR 725,000 and $802,617, respectively)(x)		751	860,031

78	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
J.P. Morgan Securities LLC, (0.85)%, Open (Purchased on 08/15/18 to be repurchased at EUR 3,068,684, collateralized by Carlsberg Breweries A/S, 2.50%, due at 05/28/24, par and fair value of EUR 2,800,000 and $3,447,582, respectively)(x)	EUR	3,082	$3,530,833
J.P. Morgan Securities LLC, (0.85)%, Open (Purchased on 06/07/18 to be repurchased at EUR 869,851, collateralized by Koninklijke Philips NV, 1.38%, due at 05/02/28, par and fair value of EUR 883,000 and $984,593, respectively)(x)		874	1,001,456
J.P. Morgan Securities LLC, (0.85)%, Open (Purchased on 06/06/18 to be repurchased at EUR 1,153,241, collateralized by Koninklijke Philips NV, 1.38%, due at 05/02/28, par and fair value of EUR 1,167,000 and $1,301,270, respectively)(x)		1,159	1,327,816
J.P. Morgan Securities LLC, (0.85)%, Open (Purchased on 07/20/18 to be repurchased at EUR 662,696, collateralized by AbbVie, Inc., 2.13%, due at 11/17/28, par and fair value of EUR 640,000 and $746,428, respectively)(x)		665	762,199
J.P. Morgan Securities LLC, (0.85)%, Open (Purchased on 11/16/18 to be repurchased at EUR 4,967,063, collateralized by Airbus Finance BV, 0.88%, due at 05/13/26, par and fair value of EUR 5,000,000 and $5,638,912, respectively)(x)		4,972	5,696,662
J.P. Morgan Securities LLC, (0.85)%, Open (Purchased on 08/20/18 to be repurchased at EUR 1,605,764, collateralized by ISS Global A/S, 1.50%, due at 08/31/27, par and fair value of EUR 1,600,000 and $1,772,937, respectively)(x)		1,611	1,845,556
J.P. Morgan Securities LLC, (0.85)%, Open (Purchased on 08/09/18 to be repurchased at EUR 568,686, collateralized by Italgas SpA, 1.63%, due at 01/18/29, par and fair value of EUR 600,000 and $633,018, respectively)(x)		571	653,748
J.P. Morgan Securities LLC, (0.85)%, Open (Purchased on 11/23/18 to be repurchased at EUR 2,036,475, collateralized by BHP Billiton Finance Ltd., 1.50%, due at 04/29/30, par and fair value of EUR 2,040,000 and $2,311,425, respectively)(x)		2,038	2,335,276
J.P. Morgan Securities LLC, (0.85)%, Open (Purchased on 07/25/18 to be repurchased at EUR 1,463,890, collateralized by BNP Paribas SA, 2.38%, due at 02/17/25, par and fair value of EUR 1,400,000 and $1,619,730, respectively)(x)		1,469	1,683,532
J.P. Morgan Securities LLC, (0.80)%, Open (Purchased on 09/05/18 to be repurchased at EUR 689,922, collateralized by Anglo American Capital plc, 1.63%, due at 09/18/25, par and fair value of EUR 700,000 and $758,539, respectively)(x)		692	792,521
J.P. Morgan Securities LLC, (0.80)%, Open (Purchased on 08/09/18 to be repurchased at EUR 949,990, collateralized by Mylan NV, 3.13%, due at 11/22/28, par and fair value of EUR 900,000 and $1,035,500, respectively)(x)		953	1,091,873

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
J.P. Morgan Securities LLC, (0.80)%, Open (Purchased on 11/28/18 to be repurchased at EUR 702,096, collateralized by Grifols SA, 3.20%, due at 05/01/25, par and fair value of EUR 700,000 and $786,971, respectively)(x)	EUR	703	$804,999
J.P. Morgan Securities LLC, (0.80)%, Open (Purchased on 08/17/18 to be repurchased at EUR 2,219,380, collateralized by Bayer Capital Corp. BV, 2.13%, due at 12/15/29, par and fair value of EUR 2,200,000 and $2,450,559, respectively)(x)		2,226	2,550,449
J.P. Morgan Securities LLC, (0.80)%, Open (Purchased on 09/04/18 to be repurchased at EUR 1,489,851, collateralized by AXA SA, 3.25%, due at 05/28/49, par and fair value of EUR 1,500,000 and $1,638,073, respectively)(x)		1,494	1,711,447
J.P. Morgan Securities LLC, (0.80)%, Open (Purchased on 09/24/18 to be repurchased at EUR 907,639, collateralized by Bayer Capital Corp. BV, 2.13%, due at 12/15/29, par and fair value of EUR 900,000 and $1,002,501, respectively)(x)		910	1,042,174
J.P. Morgan Securities LLC, (0.80)%, Open (Purchased on 06/26/18 to be repurchased at EUR 1,604,698, collateralized by Vodafone Group plc, 1.88%, due at 11/20/29, par and fair value of EUR 1,600,000 and $1,770,541, respectively)(x)		1,611	1,846,255
J.P. Morgan Securities LLC, (0.80)%, Open (Purchased on 06/05/18 to be repurchased at EUR 2,553,901, collateralized by Heineken NV, 1.50%, due at 10/03/29, par and fair value of EUR 2,550,000 and $2,871,226, respectively)(x)		2,566	2,939,720
J.P. Morgan Securities LLC, (0.80)%, Open (Purchased on 09/04/18 to be repurchased at EUR 1,639,956, collateralized by NN Group NV, 4.63%, due at 01/13/48, par and fair value of EUR 1,500,000 and $1,748,701, respectively)(x)		1,644	1,883,878
J.P. Morgan Securities LLC, (0.80)%, Open (Purchased on 08/09/18 to be repurchased at EUR 2,090,665, collateralized by Veolia Environnement SA, 4.63%, due at 03/30/27, par and fair value of EUR 1,600,000 and $2,302,726, respectively)(x)		2,097	2,402,909
J.P. Morgan Securities LLC, (0.80)%, Open (Purchased on 08/29/18 to be repurchased at EUR 2,787,426, collateralized by Vodafone Group plc, 1.88%, due at 11/20/29, par and fair value of EUR 2,760,000 and $3,054,184, respectively)(x)		2,795	3,202,518
J.P. Morgan Securities LLC, (0.80)%, Open (Purchased on 09/25/18 to be repurchased at EUR 1,108,777, collateralized by Bayer Capital Corp. BV, 2.13%, due at 12/15/29, par and fair value of EUR 1,100,000 and $1,225,279, respectively)(x)		1,111	1,273,098
J.P. Morgan Securities LLC, (0.80)%, Open (Purchased on 11/28/18 to be repurchased at EUR 800,988, collateralized by Grifols SA, 3.20%, due at 05/01/25, par and fair value of EUR 800,000 and $899,395, respectively)(x)		802	918,385

CONSOLIDATED SCHEDULES OF INVESTMENTS	79

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
J.P. Morgan Securities LLC, (0.75)%, Open (Purchased on 11/16/18 to be repurchased at EUR 371,432, collateralized by Unione Di Banche Italiane SpA, 1.75%, due at 04/12/23, par and fair value of EUR 400,000 and $427,559, respectively)(x)	EUR	372	$425,941
J.P. Morgan Securities LLC, (0.75)%, Open (Purchased on 09/27/18 to be repurchased at EUR 3,577,397, collateralized by Banco Bilbao Vizcaya Argentaria SA, 5.88%, due at 12/31/49, par and fair value of EUR 3,600,000 and $3,827,490, respectively)(x)		3,584	4,106,674
J.P. Morgan Securities LLC, (0.75)%, Open (Purchased on 11/28/18 to be repurchased at EUR 845,633, collateralized by Chemours Co. (The), 4.00%, due at 05/15/26, par and fair value of EUR 882,000 and $954,920, respectively)(x)		846	969,530
J.P. Morgan Securities LLC, (0.75)%, Open (Purchased on 11/15/18 to be repurchased at EUR 816,150, collateralized by Unicredit SpA, 1.00%, due at 01/18/23, par and fair value of EUR 900,000 and $964,377, respectively)(x)		817	935,942
Merrill Lynch, Pierce, Fenner & Smith Inc., 2.10%, 01/02/19 (Purchased on 12/31/18 to be repurchased at USD 100,255,848, collateralized by U.S. Treasury Bonds, 3.00%, due at 08/15/48, par and fair value of USD 100,000,000 and $99,527,344, respectively)	USD	100,250	100,250,000
Merrill Lynch, Pierce, Fenner & Smith Inc., 2.98%, 01/02/19 (Purchased on 12/31/18 to be repurchased at USD 175,024,487, collateralized by U.S. Treasury Notes, 2.88%, due at 11/30/23, par and fair value of USD 172,000,000 and $174,996,563, respectively)		175,010	175,010,000
Nomura International plc, 1.65%, Open (Purchased on 09/19/18 to be repurchased at USD 4,195,714, collateralized by Eskom Holdings SOC Ltd., 5.75%, due at 01/26/21, par and fair value of USD 4,350,000 and $4,097,700, respectively)(x)		4,176	4,176,000
RBC Capital Markets, LLC, (1.75)%, Open (Purchased on 10/10/18 to be repurchased at USD 1,864,538, collateralized by AK Steel Corp., 7.00%, due at 03/15/27, par and fair value of USD 1,950,000 and $1,521,000, respectively)(x)		1,872	1,872,000
RBC Capital Markets, LLC, 0.00%, Open (Purchased on 12/31/18 to be repurchased at USD 9,355,500, collateralized by Tenet Healthcare Corp., 6.75%, due at 06/15/23, par and fair value of USD 9,900,000 and $9,293,625, respectively)(x)		9,356	9,355,500
RBC Capital Markets, LLC, 0.75%, Open (Purchased on 10/18/18 to be repurchased at USD 463,539, collateralized by Washington Prime Group LP, 5.95%, due at 08/15/24, par and fair value of USD 495,000 and $434,271, respectively)(x)		463	462,825

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
RBC Capital Markets, LLC, 0.80%, Open (Purchased on 12/07/18 to be repurchased at USD 1,421,509, collateralized by Weatherford International Ltd., 7.75%, due at 06/15/21, par and fair value of USD 1,652,000 and $1,239,000, respectively)(x)	USD	1,421	$1,420,720
RBC Capital Markets, LLC, 1.00%, Open (Purchased on 12/26/18 to be repurchased at USD 695,702, collateralized by Tenet Healthcare Corp., 6.75%, due at 06/15/23, par and fair value of USD 750,000 and $704,063, respectively)(x)		696	695,625
RBC Capital Markets, LLC, 1.20%, Open (Purchased on 12/19/18 to be repurchased at USD 4,704,357, collateralized by Tenet Healthcare Corp., 6.75%, due at 06/15/23, par and fair value of USD 4,950,000 and $4,646,812, respectively)(x)		4,703	4,702,500
RBC Capital Markets, LLC, 1.20%, Open (Purchased on 11/15/18 to be repurchased at USD 1,057,515, collateralized by Chesapeake Energy Corp., 8.00%, due at 06/15/27, par and fair value of USD 1,038,000 and $871,920, respectively)(x)		1,056	1,056,165
RBC Capital Markets, LLC, 1.50%, Open (Purchased on 09/19/18 to be repurchased at USD 7,599,224, collateralized by Teva Pharmaceutical Finance Netherlands III BV, 3.15%, due at 10/01/26, par and fair value of USD 8,850,000 and $6,792,375, respectively)(x)		7,567	7,566,750
RBC Capital Markets, LLC, 1.55%, Open (Purchased on 11/15/18 to be repurchased at USD 7,195,215, collateralized by Southwestern Energy Co., 7.75%, due at 10/01/27, par and fair value of USD 6,890,000 and $6,545,500, respectively)(x)		7,183	7,182,825
RBC Capital Markets, LLC, 1.70%, Open (Purchased on 10/10/18 to be repurchased at USD 9,587,421, collateralized by Range Resources Corp., 4.88%, due at 05/15/25, par and fair value of USD 10,005,000 and $8,204,100, respectively)(x)		9,555	9,554,775
RBC Capital Markets, LLC, 1.70%, Open (Purchased on 12/21/18 to be repurchased at USD 16,440,208, collateralized by Sesi LLC, 7.75%, due at 09/15/24, par and fair value of USD 19,800,000 and $15,741,000, respectively)(x)		16,434	16,434,000
RBC Capital Markets, LLC, 2.05%, Open (Purchased on 11/15/18 to be repurchased at USD 1,097,679, collateralized by Transocean, Inc., 9.00%, due at 07/15/23, par and fair value of USD 1,038,000 and $1,032,810, respectively)(x)		1,095	1,095,090
RBC Capital Markets, LLC, 2.05%, Open (Purchased on 12/13/18 to be repurchased at USD 16,901,494, collateralized by LYB International Finance BV, 4.88%, due at 03/15/44, par and fair value of USD 18,255,000 and $16,577,380, respectively)(x)		16,886	16,885,875

80	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
RBC Capital Markets, LLC, 2.05%, Open (Purchased on 11/15/18 to be repurchased at USD 1,151,040, collateralized by Netflix, Inc., 4.38%, due at 11/15/26, par and fair value of USD 1,255,000 and $1,138,913, respectively)(x)	USD	1,148	$1,148,325
RBC Capital Markets, LLC, 2.05%, Open (Purchased on 12/04/18 to be repurchased at USD 7,076,558, collateralized by Southwestern Energy Co., 6.62%, due at 01/23/25, par and fair value of USD 7,174,000 and $6,411,762, respectively)(x)		7,066	7,066,390
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 09/20/18 to be repurchased at USD 11,211,369, collateralized by AmerisourceBergen Corp., 3.45%, due at 12/15/27, par and fair value of USD 11,840,000 and $11,028,976, respectively)(x)		11,159	11,159,200
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 09/20/18 to be repurchased at USD 9,797,088, collateralized by Bausch Health Cos., Inc., 6.13%, due at 04/15/25, par and fair value of USD 9,900,000 and $8,637,750, respectively)(x)		9,752	9,751,500
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 12/20/18 to be repurchased at USD 1,843,932, collateralized by Level 3 Financing, Inc., 5.25%, due at 03/15/26, par and fair value of USD 1,950,000 and $1,784,250, respectively)(x)		1,843	1,842,750
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 10/11/18 to be repurchased at USD 1,731,827, collateralized by Penn National Gaming, Inc., 5.63%, due at 01/15/27, par and fair value of USD 1,787,000 and $1,599,365, respectively)(x)		1,724	1,724,455
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 09/20/18 to be repurchased at USD 11,582,722, collateralized by Cardinal Health, Inc., 3.41%, due at 06/15/27, par and fair value of USD 12,430,000 and $11,260,769, respectively)(x)		11,529	11,528,825
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 12/13/18 to be repurchased at USD 1,015,609, collateralized by Transocean, Inc., 7.50%, due at 01/15/26, par and fair value of USD 1,038,000 and $910,845, respectively)(x)		1,015	1,014,645
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 11/15/18 to be repurchased at USD 2,800,112, collateralized by Xerox Corp., 3.63%, due at 03/15/23, par and fair value of USD 3,028,000 and $2,724,145, respectively)(x)		2,793	2,793,330
RBC Europe Ltd., (1.40)%, Open (Purchased on 08/21/18 to be repurchased at EUR 936,720, collateralized by Evonik Finance BV, 0.75%, due at 09/07/28, par and fair value of EUR 1,000,000 and $1,036,727, respectively)(x)	EUR	941	1,078,151
RBC Europe Ltd., (1.25)%, Open (Purchased on 08/20/18 to be repurchased at EUR 642,790, collateralized by Kinder Morgan, Inc., 2.25%, due at 03/16/27, par and fair value of EUR 615,000 and $696,050, respectively)(x)		646	739,868

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
RBC Europe Ltd., (1.25)%, Open (Purchased on 08/21/18 to be repurchased at EUR 1,006,720, collateralized by Kinder Morgan, Inc., 2.25%, due at 03/16/27, par and fair value of EUR 965,000 and $1,092,178, respectively)(x)	EUR	1,011	$1,158,720
RBC Europe Ltd., (1.10)%, Open (Purchased on 11/16/18 to be repurchased at EUR 700,500, collateralized by Gestamp Funding Luxembourg SA, 3.50%, due at 05/15/23, par and fair value of EUR 700,000 and $784,701, respectively)(x)		701	803,629
RBC Europe Ltd., (1.10)%, Open (Purchased on 11/12/18 to be repurchased at EUR 3,726,127, collateralized by Valeo SA, 1.50%, due at 06/18/25, par and fair value of EUR 3,800,000 and $4,176,857, respectively)(x)		3,732	4,275,481
RBC Europe Ltd., (1.00)%, Open (Purchased on 11/27/18 to be repurchased at EUR 298,518, collateralized by Gestamp Funding Luxembourg SA, 3.50%, due at 05/15/23, par and fair value of EUR 300,000 and $336,301, respectively)(x)		299	342,350
RBC Europe Ltd., (1.00)%, Open (Purchased on 11/28/18 to be repurchased at EUR 744,088, collateralized by Gestamp Funding Luxembourg SA, 3.50%, due at 05/15/23, par and fair value of EUR 750,000 and $840,751, respectively)(x)		745	853,297
RBC Europe Ltd., (1.00)%, Open (Purchased on 11/14/18 to be repurchased at EUR 2,008,870, collateralized by Thermo Fisher Scientific, Inc., 1.95%, due at 07/24/29, par and fair value of EUR 2,040,000 and $2,301,417, respectively)(x)		2,011	2,304,607
RBC Europe Ltd., (1.00)%, Open (Purchased on 08/09/18 to be repurchased at EUR 3,179,498, collateralized by Zimmer Biomet Holdings, Inc., 2.43%, due at 12/13/26, par and fair value of EUR 3,000,000 and $3,519,301, respectively)(x)		3,192	3,657,234
RBC Europe Ltd., (1.00)%, Open (Purchased on 11/28/18 to be repurchased at EUR 1,001,109, collateralized by Saipem Finance International BV, 3.75%, due at 09/08/23, par and fair value of EUR 1,000,000 and $1,165,846, respectively)(x)		1,002	1,148,041
RBC Europe Ltd., (1.00)%, Open (Purchased on 11/26/18 to be repurchased at EUR 975,867, collateralized by Saipem Finance International BV, 3.75%, due at 09/08/23, par and fair value of EUR 970,000 and $1,130,871, respectively)(x)		977	1,119,157
RBC Europe Ltd., (1.00)%, Open (Purchased on 08/20/18 to be repurchased at EUR 1,029,113, collateralized by Italgas SpA, 1.63%, due at 01/18/29, par and fair value of EUR 1,100,000 and $1,160,532, respectively)(x)		1,033	1,183,445
RBC Europe Ltd., (1.00)%, Open (Purchased on 09/03/18 to be repurchased at EUR 750,389, collateralized by Italgas SpA, 1.63%, due at 01/18/29, par and fair value of EUR 821,000 and $866,179, respectively)(x)		753	862,586

CONSOLIDATED SCHEDULES OF INVESTMENTS	81

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
RBC Europe Ltd., (0.95)%, Open (Purchased on 08/09/18 to be repurchased at EUR 1,105,491, collateralized by LKQ European Holdings BV, 4.13%, due at 04/01/28, par and fair value of EUR 1,090,000 and $1,192,459, respectively)(x)	EUR	1,110	$1,271,347
RBC Europe Ltd., (0.90)%, Open (Purchased on 12/04/18 to be repurchased at EUR 1,140,698, collateralized by British Telecommunications plc, 2.13%, due at 09/26/28, par and fair value of EUR 1,160,000 and $1,301,617, respectively)(x)		1,141	1,307,805
RBC Europe Ltd., (0.90)%, Open (Purchased on 08/09/18 to be repurchased at EUR 1,318,735, collateralized by Iberdrola Finanzas SA, 1.62%, due at 11/29/29, par and fair value of EUR 1,300,000 and $1,468,998, respectively)(x)		1,323	1,516,286
RBC Europe Ltd., (0.90)%, Open (Purchased on 11/27/18 to be repurchased at EUR 2,052,254, collateralized by Banco Santander SA, 6.25%, due at 12/31/49, par and fair value of EUR 2,000,000 and $2,245,670, respectively)(x)		2,054	2,353,370
RBC Europe Ltd., (0.90)%, Open (Purchased on 08/21/18 to be repurchased at EUR 1,591,570, collateralized by HeidelbergCement Finance Luxembourg SA, 1.75%, due at 04/24/28, par and fair value of EUR 1,600,000 and $1,731,597, respectively)(x)		1,597	1,829,534
RBC Europe Ltd., (0.85)%, Open (Purchased on 11/29/18 to be repurchased at EUR 4,268,772, collateralized by HSBC Holdings plc, 3.00%, due at 06/30/25, par and fair value of EUR 4,000,000 and $4,802,420, respectively)(x)		4,272	4,894,644
RBC Europe Ltd., (0.85)%, Open (Purchased on 11/14/18 to be repurchased at EUR 893,628, collateralized by Vodafone Group plc, 1.88%, due at 11/20/29, par and fair value of EUR 900,000 and $995,929, respectively)(x)		895	1,024,988
RBC Europe Ltd., (0.85)%, Open (Purchased on 11/14/18 to be repurchased at EUR 1,946,084, collateralized by Shell International Finance BV, 0.75%, due at 08/15/28, par and fair value of EUR 2,040,000 and $2,226,629, respectively)(x)		1,948	2,232,150

Total Borrowed Bond Agreements — 3.1% (Cost: $1,049,868,446)			1,048,716,441

Commercial Paper — 0.2%(y)
AT&T, Inc., 2.97%, 03/07/19	USD	18,410	18,306,517
Ford Motor Credit Co. LLC:
3.00%, 04/01/19		15,000	14,873,320
2.94%, 05/01/19		15,000	14,830,550
General Motors Financial Co., Inc., 3.69%, 03/27/19		35,590	35,320,060

Total Commercial Paper — 0.2% (Cost: $83,342,262)			83,330,447

Foreign Government Obligations — 4.4%(y)

Egypt — 0.1%
Arab Republic of Egypt Treasury Bills:
18.39%, 03/05/19	EGP	495,900	26,843,114
19.90%, 08/27/19		190,850	9,442,163

			36,285,277

Security		Par (000)	Value

Japan — 4.3%
Japan Treasury Bills:
(0.29)%,01/21/19	JPY	81,153,550	$740,468,669
(0.28)%,02/25/19		79,743,650	727,723,649

			1,468,192,318

Nigeria — 0.0%
Federal Republic of Nigeria Treasury Bills, 14.67%, 04/04/19	NGN	2,476,273	6,630,212

Total Foreign Government Obligations — 4.4% (Cost: $1,473,663,242)			1,511,107,807

		Shares

Money Market Funds — 1.6%(z)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(ab)		557,975,842	557,975,842
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 2.24%		2,045,419	2,045,419

Total Money Market Funds — 1.6% (Cost: $560,021,261)			560,021,261

		Par (000)

U.S. Treasury Obligations — 0.1%(y)
U.S. Treasury Bills, 2.38%, 07/18/19	USD	13,780	13,593,461

Total U.S. Treasury Obligations — 0.1% (Cost: $13,603,940)			13,593,461

Total Short-Term Securities — 9.4% (Cost: $3,180,499,151)			3,216,769,417

Total Options Purchased — 0.7% (Cost: $274,673,162)			276,781,898

Total Investments Before Options Written, TBA Sale Commitments, Borrowed Bonds and Investments Sold Short — 160.4% (Cost: $54,955,621,038)			54,468,137,635

Total Options Written — (0.8)% (Premiums Received — $272,094,337)			(281,114,589)

TBA Sale Commitments — (63.4)%(s)
Federal Home Loan Mortgage Corp.:
4.00%, 01/15/49		18,899	(19,266,275)
4.50%, 01/15/49		46,920	(48,566,523)
Federal National Mortgage Association:
3.50%, 01/25/34 - 02/25/49		13,620,385	(13,624,746,058)
3.00%, 01/25/49 - 02/25/49		718,828	(700,478,168)
4.00%, 01/25/49		757,190	(771,860,556)
4.50%, 01/25/49		1,050,296	(1,087,569,199)
Government National Mortgage Association:
3.00%, 01/15/49 - 02/15/49		1,933,235	(1,903,293,477)
3.50%, 01/15/49 - 02/15/49		1,338,268	(1,346,080,761)
4.00%, 01/15/49		1,807,405	(1,850,613,276)
4.50%, 01/15/49		176,450	(182,580,948)

Total TBA Sale Commitments — (63.4)% (Proceeds: $21,318,819,304)			(21,535,055,241)

82	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Borrowed Bonds — (3.0)%

Corporate Bonds — (1.7)%

Australia — (0.1)%
BHP Billiton Finance Ltd., Series 17, 1.50%, 04/29/30	EUR	2,040	$(2,311,425)
FMG Resources August 2006 Pty. Ltd., 5.13%, 05/15/24(a)	USD	10,005	(9,204,600)

			(11,516,025)

Canada — (0.1)%
Athabasca Oil Corp., 9.88%, 02/24/22(a)		4,950	(4,504,500)
Canadian Natural Resources Ltd., 6.25%, 03/15/38		9,900	(10,767,516)
Cenovus Energy, Inc., 4.25%, 04/15/27		19,800	(18,034,281)

			(33,306,297)

Denmark — (0.1)%
Carlsberg Breweries A/S, 2.50%, 05/28/24	EUR	17,800	(21,916,768)
ISS Global A/S, 1.50%, 08/31/27		1,600	(1,772,937)

			(23,689,705)

France — (0.2)%
Airbus Finance BV, 0.88%, 05/13/26		28,400	(32,029,018)
Arkema SA, 1.50%, 04/20/27		3,200	(3,631,404)
Auchan Holding SADIR, 2.25%, 04/06/23		2,700	(3,116,309)
Autoroutes du Sud de la France SA, 1.38%, 01/22/30		3,000	(3,358,547)
AXA SA, (EURIBOR 3 Month + 3.20%), 3.25%, 05/28/49(b)		1,500	(1,638,073)
BNP Paribas SA, 2.38%, 02/17/25		1,400	(1,619,730)
Cie de Saint-Gobain, 1.38%, 06/14/27		1,600	(1,769,870)
Engie SA:
1.38%, 06/22/28		2,700	(3,100,628)
2.38%, 05/19/26		2,700	(3,361,257)
Faurecia SA:
2.63%, 06/15/25		1,600	(1,727,791)
3.63%, 06/15/23		1,100	(1,262,745)
Iliad SA, 1.88%, 04/25/25		2,300	(2,416,153)
Orange SA, (EUR Swap Annual 5 Year + 3.99%), 5.00%(b)(i)		1,600	(1,953,594)
Orano SA, 3.25%, 09/04/20		1,100	(1,268,772)
Total Capital International SA, 1.49%, 09/04/30		2,000	(2,287,032)
Valeo SA, 1.50%, 06/18/25		3,800	(4,176,857)
Veolia Environnement SA, 4.63%, 03/30/27		1,600	(2,302,726)

			(71,020,506)

Germany — (0.1)%
Bayer Capital Corp. BV, 2.13%, 12/15/29		4,200	(4,678,339)
Evonik Finance BV, 0.75%, 09/07/28		1,640	(1,700,233)
HeidelbergCement Finance Luxembourg SA, 1.75%, 04/24/28		13,545	(14,659,048)
ProGroup AG, 3.00%, 03/31/26		5,300	(5,829,272)

			(26,866,892)

Ireland — 0.0%
Ryanair DAC, 1.13%, 03/10/23		3,000	(3,399,818)

Israel — 0.0%
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26	USD	8,850	(6,792,375)

Italy — (0.1)%
Eni SpA, 3.63%, 01/29/29	EUR	3,865	(5,045,287)
Italgas SpA, 1.63%, 01/18/29		2,521	(2,659,729)

Security		Par (000)	Value

Italy (continued)
Nexi Capital SpA, (EURIBOR 3 Month + 3.63%), 3.63%, 05/01/23(b)	EUR	1,070	$(1,210,628)
Saipem Finance International BV, 3.75%, 09/08/23		1,970	(2,296,717)
UniCredit SpA, 1.00%, 01/18/23		900	(964,377)
Unione di Banche Italiane SpA, 1.75%, 04/12/23		400	(427,559)

			(12,604,297)

Luxembourg — 0.0%
Altice Luxembourg SA, 7.25%, 05/15/22		7,820	(8,321,830)

Netherlands — 0.0%
Heineken NV, 1.50%, 10/03/29		2,550	(2,871,226)
Hema Bondco I BV, (EURIBOR 3 Month + 6.25%), 6.25%, 07/15/22(b)		600	(582,889)
Koninklijke Philips NV, 1.38%, 05/02/28		2,050	(2,285,863)
NN Group NV, (EURIBOR 3 Month + 4.95%), 4.62%, 01/13/48(b)		1,500	(1,748,701)
Shell International Finance BV, 0.75%, 08/15/28		2,040	(2,226,629)

			(9,715,308)

Norway — 0.0%
Aker BP ASA, 5.88%, 03/31/25(a)	USD	6,130	(6,114,675)

South Africa — 0.0%
Anglo American Capital plc, 1.63%, 09/18/25	EUR	700	(758,539)

Spain — (0.1)%
Banco Bilbao Vizcaya Argentaria SA, (EUR Swap Annual 5 Year + 5.66%), 5.88%(b)(i)		3,600	(3,827,490)
Banco Santander SA, (EUR Swap Annual 5 Year + 5.64%), 6.25%(b)(i)		2,000	(2,245,670)
Cellnex Telecom SA, 2.88%, 04/18/25		4,500	(5,241,411)
Gestamp Automocion SA, 3.25%, 04/30/26		5,700	(5,898,792)
Gestamp Funding Luxembourg SA, 3.50%, 05/15/23		2,450	(2,746,454)
Grifols SA, 3.20%, 05/01/25		3,500	(3,934,855)
Grupo-Antolin Irausa SA, 3.25%, 04/30/24		2,050	(2,039,687)
Iberdrola Finanzas SA, 1.62%, 11/29/29		1,300	(1,468,998)
Madrilena Red de Gas Finance BV, 2.25%, 04/11/29		3,000	(3,466,845)
Naviera Armas SA, (EURIBOR 3 Month + 4.25%), 4.25%, 11/15/24(b)		4,000	(4,280,522)
Telefonica Emisiones SAU:
1.72%, 01/12/28		1,600	(1,788,653)
2.93%, 10/17/29		1,100	(1,337,737)

			(38,277,114)

Switzerland — 0.0%
Selecta Group BV, 5.88%, 02/01/24		1,200	(1,291,375)
UBS Group Funding Switzerland AG, (USD Swap Semi 5 Year + 4.59%), 6.87%(b)(i)	USD	2,100	(2,016,000)

			(3,307,375)

United Kingdom — (0.1)%
Aviva plc, 1.88%, 11/13/27	EUR	10,000	(11,376,725)
British Telecommunications plc, 2.13%, 09/26/28		1,160	(1,301,617)
HSBC Holdings plc, 3.00%, 06/30/25		4,000	(4,802,420)
Iceland Bondco plc, 6.75%, 07/15/24	GBP	1,940	(2,358,361)
TalkTalk Telecom Group plc, 5.38%, 01/15/22		800	(993,933)
Thomas Cook Group plc, 6.25%, 06/15/22	EUR	893	(782,713)
Vodafone Group plc, 1.88%, 11/20/29		5,260	(5,820,654)

			(27,436,423)

CONSOLIDATED SCHEDULES OF INVESTMENTS	83

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States — (0.8)%
AbbVie, Inc., 2.13%, 11/17/28	EUR	640	$(746,428)
Ahern Rentals, Inc., 7.38%, 05/15/23(a)	USD	7,077	(5,661,600)
AK Steel Corp., 7.00%, 03/15/27		1,950	(1,521,000)
Allergan Funding SCS, 2.13%, 06/01/29	EUR	1,600	(1,749,877)
AmerisourceBergen Corp., 3.45%, 12/15/27	USD	11,840	(11,028,976)
AT&T, Inc., 2.60%, 12/17/29	EUR	1,500	(1,724,540)
Bausch Health Cos., Inc., 6.13%, 04/15/25(a)	USD	9,900	(8,637,750)
Cardinal Health, Inc., 3.41%, 06/15/27		12,430	(11,260,769)
Chemours Co. (The), 4.00%, 05/15/26	EUR	2,882	(3,120,273)
Chesapeake Energy Corp., 8.00%, 06/15/27	USD	1,038	(871,920)
Denbury Resources, Inc., 4.63%, 07/15/23		976	(573,400)
DISH DBS Corp., 7.75%, 07/01/26		7,808	(6,461,120)
Eastman Chemical Co., 1.88%, 11/23/26	EUR	1,500	(1,753,018)
Everi Payments, Inc., 7.50%, 12/15/25(a)	USD	861	(814,721)
Ford Motor Credit Co. LLC, 4.39%, 01/08/26		8,000	(7,212,047)
General Electric Co.:
4.63%, 01/07/21		10,000	(10,025,823)
Series D, 5.00%, (b)(i)		1,644	(1,257,660)
Hanesbrands, Inc., 4.88%, 05/15/26(a)		9,900	(8,922,375)
Johnson & Johnson, 3.75%, 03/03/47		5,000	(4,747,850)
Kinder Morgan, Inc., 2.25%, 03/16/27	EUR	1,580	(1,788,228)
Level 3 Financing, Inc., 5.25%, 03/15/26	USD	1,950	(1,784,250)
LKQ European Holdings BV:
3.63%, 04/01/26	EUR	2,700	(2,989,057)
4.13%, 04/01/28		1,500	(1,640,998)
LYB International Finance BV, 4.88%, 03/15/44	USD	18,255	(16,577,380)
McKesson Corp., 3.95%, 02/16/28		11,435	(10,968,147)
Mylan NV, 3.13%, 11/22/28	EUR	900	(1,035,500)
Netflix, Inc.(m):
4.38%, 11/15/26	USD	10,660	(9,673,950)
5.88%, 11/15/28(a)		30,000	(29,151,000)
Pacific Drilling SA, 11.00% (11.00% Cash or 12.00% PIK), 04/01/24(a)(j)		2,900	(2,856,500)
Penn National Gaming, Inc., 5.63%, 01/15/27(a)		1,787	(1,599,365)
PetSmart, Inc., 7.13%, 03/15/23(a)		960	(559,200)
Rackspace Hosting, Inc., 8.63%, 11/15/24(a)		1,960	(1,528,800)
Range Resources Corp., 4.88%, 05/15/25		10,005	(8,204,100)
Sally Holdings LLC, 5.63%, 12/01/25		10,005	(9,204,600)
Seagate HDD Cayman, 4.75%, 01/01/25		3,850	(3,414,534)
SESI LLC, 7.75%, 09/15/24		19,800	(15,741,000)
Southwestern Energy Co.:
6.20%, 01/23/25		7,174	(6,411,762)
7.50%, 04/01/26		1,038	(980,910)
7.75%, 10/01/27		6,890	(6,545,500)
SRS Distribution, Inc., 8.25%, 07/01/26(a)		976	(895,480)
Tenet Healthcare Corp., 6.75%, 06/15/23		5,700	(5,350,875)
Thermo Fisher Scientific, Inc., 1.95%, 07/24/29	EUR	3,640	(4,106,450)
Transocean, Inc.:
5.80%, 10/15/22	USD	16,790	(14,775,200)
7.50%, 01/15/26(a)		1,038	(910,845)
9.00%, 07/15/23(a)		1,038	(1,032,810)
Vine Oil & Gas LP, 8.75%, 04/15/23(a)		6,730	(5,316,700)
Washington Prime Group LP, 5.95%, 08/15/24		14,850	(13,028,143)
Weatherford International Ltd., 7.75%, 06/15/21		1,886	(1,414,500)
Xerox Corp., 3.62%, 03/15/23		3,028	(2,724,145)
Zimmer Biomet Holdings, Inc., 2.43%, 12/13/26	EUR	4,600	(5,396,261)

			(275,697,337)

Total Corporate Bonds — (1.7)% (Proceeds: $584,520,239)			(558,824,516)

Security		Par (000)	Value

Foreign Agency Obligations — 0.0%

South Africa — 0.0%
Eskom Holdings SOC Ltd., 5.75%, 01/26/21	USD	4,350	$(4,097,700)

Total Foreign Agency Obligations — 0.0% (Proceeds: $4,320,102)			(4,097,700)

Foreign Government Obligations — (0.5)%

Italy — (0.1)%
Italy Buoni Poliennali Del Tesoro, 0.05%, 04/15/21	EUR	26,860	(30,300,050)

Portugal — (0.2)%(a)
Portugal Obrigacoes do Tesouro OT, 2.13%, 10/17/28		42,865	(50,859,998)
Republic of Portugal, 2.88%, 07/21/26		23,985	(30,450,445)

			(81,310,443)

Russia — 0.0%
Russian Foreign Bond - Eurobond, 4.50%, 04/04/22	USD	4,000	(4,044,000)

Spain — (0.1)%
Kingdom of Spain:
0.35%, 07/30/23	EUR	5,400	(6,190,292)
1.40%, 04/30/28(a)		12,960	(14,909,444)

			(21,099,736)

United Kingdom — (0.1)%
U.K. Treasury Bonds:
0.13%, 03/22/46	GBP	19,960	(39,521,741)
3.50%, 07/22/68		1,453	(2,929,062)

			(42,450,803)

Total Foreign Government Obligations — (0.5)% (Proceeds: $173,568,249)			(179,205,032)

U.S. Treasury Obligations — (0.8)%

United States — (0.8)%
U.S. Treasury Bonds, 3.00%, 08/15/48	USD	100,000	(99,527,344)
U.S. Treasury Notes, 2.88%, 11/30/23		172,000	(174,996,563)

			(274,523,907)

Total U.S. Treasury Obligations — (0.8)% (Proceeds: $267,191,053)			(274,523,907)

Total Borrowed Bonds — (3.0)% (Proceeds: $1,029,599,643)			(1,016,651,155)

Investments Sold Short — 0.0%

Corporate Bonds — 0.0%

Ireland — 0.0%
Ardagh Packaging Finance plc, 6.75%, 05/15/24		900	(1,078,197)

Italy — 0.0%
Nexi Capital SpA, 4.13%, 11/01/23		1,027	(1,162,047)

84	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United Kingdom — 0.0%
Royal Bank of Scotland Group plc, (USD Swap Semi 5 Year + 5.72%), 8.00%(b)(i)	USD	2,100	$(2,094,750)

United States — 0.0%
Tenet Healthcare Corp., 6.75%, 06/15/23		4,200	(3,942,750)

Total Corporate Bonds — 0.0% (Proceeds: $8,275,604)			(8,277,744)

Total Investments Sold Short — 0.0% (Proceeds: $8,275,604)			(8,277,744)

Total Investments Net of Options Written, TBA Sale Commitments and Borrowed Bonds and Investments Sold Short — 93.2% (Cost: $32,326,832,150)			31,627,038,906

Other Assets Less Liabilities — 6.8%			2,362,497,169

Net Assets — 100.0%			$33,989,536,075

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Non-income producing security.
(g)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(h)	Convertible security.
(i)	Perpetual security with no stated maturity date.
(j)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(k)	Zero-coupon bond.
(l)	Issuer filed for bankruptcy and/or is in default.
(m)	Variable rate security. Rate shown is the rate in effect as of period end.
(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(o)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(p)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(q)	When-issued security.
(r)	Amount is less than $500.
(s)	Represents or includes a TBA transaction.
(t)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(u)	All or a portion of the security has been pledged in connection with outstanding centrally cleared swaps.
(v)	All or a portion of the security has been pledged as collateral in connection with outstanding borrowed bonds.
(w)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(x)	The amount to be repurchased assumes the maturity will be the day after the period end.
(y)	Rates are discount rates or a range of discount rates as of period end.
(z)	Annualized 7-day yield as of period end.
(aa)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(ab)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 12/31/17	Shares Purchased		Shares Sold	Shares Held at 12/31/18	Value at 12/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	557,975,842	(b)	—	557,975,842	$557,975,842	$9,029,689	$—	$—
iShares iBoxx $ High Yield Corporate Bond ETF	3,349,816	45,000		(3,369,000)	25,816	2,093,677	167,078	4,266,478	(4,295,836)
iShares J.P. Morgan USD Emerging Markets Bond ETF	1,195,180	—		(89,000)	1,106,180	114,943,164	6,486,120	23,953	(13,587,574)
iShares MSCI Brazil ETF	—	1,570,784		(1,163,800)	406,984	15,546,789	695,585	(7,575,113)	(26,168)
iShares MSCI Emerging Markets ETF	772,158	3,776,475		(4,548,633)	—	—	341,731	(9,668,575)	(3,328,135)
iShares Short Maturity Bond ETF	996,000	670,000		(1,666,000)	—	—	335,387	(86,031)	72,150
Sentinel Energy Services, Inc.	1,614,183	—		(471,645)	1,142,538	11,768,142	—	66,961	391,187
iShares U.S. Home Construction ETF	—	698,900		(698,900)	—	—	—	(86,576)	—

						$702,327,614	$17,055,590	$(13,058,903)	$(20,774,376)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Barclays Bank plc	(6.00)%	11/28/18	Open	GBP 4,947,937	$6,271,954	Corporate Bonds	Open/Demand

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

CONSOLIDATED SCHEDULES OF INVESTMENTS	85

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
CBOE Volatility Index	501	01/16/19	$12,112	$1,211,393
Euro-Bobl	99	03/07/19	15,032	(5,176)
Euro-BTP	803	03/07/19	117,599	2,904,482
Euro-Schatz	8,327	03/07/19	1,067,981	821,381
TOPIX Index	156	03/07/19	21,257	(1,149,916)
EURO STOXX 50 Index	31	03/15/19	1,056	(36,330)
MSCI Emerging Markets E-Mini Index	1,734	03/15/19	83,822	(623,731)
NASDAQ 100 E-mini Index	210	03/15/19	26,600	(1,215,154)
STOXX 600 Banks Index	50	03/15/19	374	(12,199)
U.S. Treasury 10 Year Note	4,087	03/20/19	498,678	2,656,986
U.S. Treasury 10 Year Ultra Bond	700	03/20/19	91,055	530,524
U.S. Treasury Ultra Bond	14,094	03/20/19	2,264,289	105,369,628
U.S. Treasury 2 Year Note	6,291	03/29/19	1,335,658	4,006,711
U.S. Treasury 5 Year Note	14,061	03/29/19	1,612,621	9,814,595
3 Month Sterling Futures Put Options, Strike Price EUR 98.00	4,887	06/14/19	214	(131,315)
3 Month Sterling	482	06/19/19	76,019	69,417
3 Month Eurodollar	1,278	12/14/20	311,608	1,198,793

				125,410,089

Short Contracts
Euro-Bund	6,745	03/07/19	1,263,851	(4,810,840)
Euro-Buxl	91	03/07/19	18,832	34,248
Euro-OAT	277	03/07/19	47,860	23,143
Japan 10 Year Bond	76	03/13/19	105,729	(20,844)
Australia 10 Year Bond	849	03/15/19	79,339	(995,357)
S&P 500 E-Mini Index	1,556	03/15/19	194,905	(2,442,195)
Canada 10 Year Bond	190	03/20/19	19,035	(233,676)
U.S. Treasury Long Bond	5,003	03/20/19	730,438	(15,161,551)
Long Gilt	1,450	03/27/19	227,639	(1,558,824)
3 Month Sterling	486	12/18/19	76,572	(69,520)
3 Month Eurodollar	4,058	03/15/21	989,746	(2,039,440)

				(27,274,856)

				$98,135,233

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	108,852,148	USD	27,903,000	BNP Paribas SA	01/03/19	$182,442
BRL	301,713,781	USD	77,680,200	Citibank NA	01/03/19	166,354
BRL	89,291,556	USD	23,000,625	Goldman Sachs International	01/03/19	37,899
TWD	1,225,878,360	USD	39,878,932	BNP Paribas SA	01/03/19	3,892
USD	11,010,000	BRL	42,173,805	Citibank NA	01/03/19	128,544
USD	11,012,000	BRL	42,525,040	Citibank NA	01/03/19	39,920
USD	63,474,012	BRL	245,174,719	Goldman Sachs International	01/03/19	215,360
USD	12,606,000	BRL	48,680,591	Royal Bank of Scotland	01/03/19	45,699
BRL	2,135,000	USD	543,847	BNP Paribas SA	01/09/19	6,704
CNY	19,312,000	USD	2,804,205	Nomura International plc	01/09/19	7,658
IDR	39,960,942,780	USD	2,732,372	Barclays Bank plc	01/09/19	40,438
USD	3,542,840	BRL	13,250,220	Deutsche Bank AG	01/09/19	126,016
USD	18,675,200	ZAR	265,647,250	BNP Paribas SA	01/10/19	225,507
USD	13,182,500	COP	42,322,416,250	Royal Bank of Scotland	01/11/19	155,830
ARS	278,103,000	USD	7,140,000	BNP Paribas SA	01/16/19	106,362
ARS	814,519,900	USD	21,025,000	Citibank NA	01/16/19	198,453
ARS	424,818,800	USD	10,640,000	Deutsche Bank AG	01/16/19	429,247
ARS	142,550,100	USD	3,570,000	Royal Bank of Scotland	01/16/19	144,341
BRL	13,548,470	USD	3,490,866	BNP Paribas SA	01/16/19	1,494

86	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	43,216,800	USD	11,000,000	Citibank NA	01/16/19	$139,901
CZK	162,396,650	USD	7,162,746	Citibank NA	01/16/19	70,207
IDR	58,148,655,890	USD	3,741,629	Goldman Sachs International	01/16/19	288,480
MXN	291,706,450	USD	14,532,625	Goldman Sachs International	01/16/19	282,304
MXN	71,149,710	USD	3,489,426	Royal Bank of Scotland	01/16/19	124,063
PLN	40,237,770	USD	10,681,802	Citibank NA	01/16/19	72,385
TRY	23,241,740	USD	4,223,205	HSBC Bank plc	01/16/19	135,129
TRY	19,184,110	USD	3,565,625	UBS AG	01/16/19	31,815
USD	3,617,565	BRL	14,014,810	Goldman Sachs International	01/16/19	4,998
USD	3,596,106	BRL	13,675,990	HSBC Bank plc	01/16/19	70,875
USD	27,650,000	CLP	19,061,910,000	BNP Paribas SA	01/16/19	175,973
USD	350,000	CLP	234,608,500	Citibank NA	01/16/19	11,858
USD	35,267,737	RUB	2,377,398,151	Bank of America NA	01/16/19	1,210,957
USD	78,900,000	ZAR	1,134,600,147	BNP Paribas SA	01/16/19	162,841
USD	260,000	ZAR	3,609,018	Citibank NA	01/16/19	9,547
USD	9,000,000	ZAR	128,146,311	HSBC Bank plc	01/16/19	107,108
IDR	772,167,922,500	USD	50,124,500	Barclays Bank plc	01/18/19	3,377,471
ARS	145,830,350	USD	3,665,000	JPMorgan Chase Bank NA	01/22/19	101,364
CNY	285,619,000	USD	41,200,000	HSBC Bank plc	01/31/19	381,121
EUR	250,000,000	USD	285,093,750	Barclays Bank plc	02/05/19	2,174,743
USD	9,052,318	GBP	7,086,000	Bank of America NA	02/05/19	5,005
USD	700,129,945	GBP	547,432,000	JPMorgan Chase Bank NA	02/05/19	1,175,911
USD	14,343,645	NZD	20,878,000	Bank of America NA	02/05/19	321,794
USD	8,519,935	ZAR	117,178,000	Toronto Dominion Bank	02/05/19	409,379
KRW	39,355,155,000	USD	35,350,000	Bank of America NA	02/07/19	24,499
USD	35,350,000	KRW	39,054,680,000	Morgan Stanley & Co. International plc	02/07/19	245,584
IDR	51,962,950,030	USD	3,521,718	HSBC Bank plc	02/14/19	66,012
ARS	365,610,449	USD	8,674,032	BNP Paribas SA	03/07/19	269,362
ARS	454,568,100	USD	10,914,000	BNP Paribas SA	03/11/19	154,303
CHF	14,640,000	USD	14,783,563	Standard Chartered Bank	03/14/19	209,378
CNY	164,768,668	USD	23,672,979	Citibank NA	03/14/19	311,909
CNY	376,990,000	USD	54,239,498	HSBC Bank plc	03/14/19	637,823
EUR	6,240,000	USD	7,173,136	Barclays Bank plc	03/14/19	18,630
EUR	2,980,000	USD	3,401,995	Goldman Sachs International	03/14/19	32,534
JPY	264,575,000	USD	2,397,405	ANZ Banking Group Ltd.	03/14/19	30,053
JPY	401,500,000	USD	3,581,112	Bank of America NA	03/14/19	102,623
JPY	1,156,500,000	USD	10,350,072	Goldman Sachs International	03/14/19	260,739
JPY	309,020,000	USD	2,757,229	JPMorgan Chase Bank NA	03/14/19	78,009
JPY	520,000,000	USD	4,619,442	Morgan Stanley & Co. International plc	03/14/19	151,523
KRW	28,980,260,000	USD	26,082,495	HSBC Bank plc	03/14/19	3,536
SGD	4,810,000	USD	3,523,536	Royal Bank of Scotland	03/14/19	11,219
USD	3,760,504	AUD	5,150,000	Goldman Sachs International	03/14/19	128,682
USD	3,416,086	AUD	4,730,000	Standard Chartered Bank	03/14/19	80,451
USD	7,211,335	CAD	9,480,000	HSBC Bank plc	03/14/19	255,766
USD	3,102,728	HKD	24,201,334	Goldman Sachs International	03/14/19	5,591
USD	91,739,798	HKD	714,726,423	Morgan Stanley & Co. International plc	03/14/19	273,533
USD	6,853,438	NZD	9,920,000	Goldman Sachs International	03/14/19	186,885
USD	7,276,664	NZD	10,440,000	HSBC Bank plc	03/14/19	260,655
IDR	3,442,938,954	USD	236,628	Bank of America NA	03/15/19	188
INR	754,000,000	USD	10,582,011	UBS AG	03/15/19	175,643
THB	474,300,000	USD	14,549,080	HSBC Bank plc	03/15/19	44,324
TWD	214,700,000	USD	7,027,823	Citibank NA	03/15/19	37,639
USD	35,657,006	TWD	1,082,725,000	Bank of America NA	03/15/19	26,114
USD	35,475,073	TWD	1,077,410,000	Barclays Bank plc	03/15/19	19,089
AUD	4,840,000	CAD	4,644,303	Goldman Sachs International	03/20/19	5,519
CAD	32,292,225	NZD	35,000,000	Barclays Bank plc	03/20/19	172,472
CHF	7,050,000	NOK	61,624,579	Royal Bank of Scotland	03/20/19	73,195
CHF	17,712,729	USD	17,920,000	Goldman Sachs International	03/20/19	231,165
CHF	6,677,587	USD	6,786,000	UBS AG	03/20/19	56,875
EUR	3,590,000	NOK	35,315,223	Goldman Sachs International	03/20/19	41,588
EUR	42,904,227	USD	49,440,000	Deutsche Bank AG	03/20/19	34,821
EUR	14,930,000	USD	16,994,271	JPMorgan Chase Bank NA	03/20/19	222,193

CONSOLIDATED SCHEDULES OF INVESTMENTS	87

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	640,000	USD	732,404	Morgan Stanley & Co. International plc	03/20/19	$5,609
GBP	7,495,000	USD	9,502,094	Citibank NA	03/20/19	86,602
GBP	5,230,000	USD	6,602,572	Royal Bank of Canada	03/20/19	88,406
JPY	538,078,518	AUD	6,606,000	Nomura International plc	03/20/19	280,646
JPY	889,421,620	AUD	11,012,000	Royal Bank of Scotland	03/20/19	398,621
JPY	670,852,100	EUR	5,230,000	Bank of America NA	03/20/19	127,597
JPY	1,423,115,926	EUR	11,238,000	Deutsche Bank AG	03/20/19	105,421
JPY	1,279,583,568	EUR	9,917,000	Royal Bank of Scotland	03/20/19	311,073
JPY	804,948,440	USD	7,340,000	BNP Paribas SA	03/20/19	49,578
JPY	799,214,952	USD	7,160,000	Goldman Sachs International	03/20/19	176,943
JPY	924,405,986	USD	8,205,000	JPMorgan Chase Bank NA	03/20/19	281,221
JPY	1,166,222,313	USD	10,644,000	Morgan Stanley & Co. International plc	03/20/19	62,140
MXN	2,933,431,244	USD	142,787,000	Citibank NA	03/20/19	4,715,597
NOK	430,166,987	NZD	72,345,000	Nomura International plc	03/20/19	1,296,143
NZD	25,043,867	AUD	23,775,000	National Australia Bank Ltd.	03/20/19	64,221
NZD	5,570,000	CAD	5,077,946	Bank of America NA	03/20/19	17,410
SEK	37,056,434	EUR	3,610,000	Goldman Sachs International	03/20/19	43,976
SEK	100,839,397	USD	11,205,000	Citibank NA	03/20/19	242,793
SEK	67,592,179	USD	7,495,000	Goldman Sachs International	03/20/19	178,402
USD	12,360,000	AUD	17,494,544	Bank of America NA	03/20/19	21,618
USD	36,705,000	CAD	48,964,103	BNP Paribas SA	03/20/19	775,152
USD	12,360,000	CAD	16,828,173	Goldman Sachs International	03/20/19	11,490
USD	11,240,000	CAD	15,076,886	Royal Bank of Canada	03/20/19	176,584
USD	61,705,000	CHF	60,112,517	Citibank NA	03/20/19	104,540
USD	7,341,000	NOK	62,653,725	HSBC Bank plc	03/20/19	70,260
USD	7,624,390	ZAR	110,392,384	Goldman Sachs International	03/20/19	21,680
USD	3,740,000	ZAR	54,276,750	JPMorgan Chase Bank NA	03/20/19	1,967
ZAR	110,741,192	USD	7,624,390	Standard Chartered Bank	03/20/19	2,343
USD	14,510,000	MXN	285,701,900	Barclays Bank plc	06/14/19	355,125
USD	117,456,320	EUR	90,560,000	Deutsche Bank AG	12/13/19	10,539,538
USD	118,217,024	EUR	90,560,000	Deutsche Bank AG	02/25/20	10,642,757
JPY	12,064,650,000	USD	111,792,531	JPMorgan Chase Bank NA	03/16/20	2,475,135
USD	120,429,726	JPY	12,064,650,000	HSBC Bank plc	03/16/20	6,162,060

						57,940,161

BRL	25,598,250	USD	6,606,000	BNP Paribas SA	01/03/19	(1,278)
BRL	41,518,846	USD	10,837,600	Goldman Sachs International	01/03/19	(125,133)
USD	1,468,000	BRL	5,730,925	BNP Paribas SA	01/03/19	(10,662)
USD	11,000,000	BRL	43,182,701	Citibank NA	01/03/19	(141,766)
USD	35,576,413	BRL	139,352,810	Goldman Sachs International	01/03/19	(378,643)
USD	39,720,000	TWD	1,225,878,360	BNP Paribas SA	01/03/19	(162,824)
USD	522,644	BRL	2,135,000	Goldman Sachs International	01/09/19	(27,907)
USD	2,792,810	CNY	19,312,000	JPMorgan Chase Bank NA	01/09/19	(19,054)
USD	2,631,433	IDR	39,960,942,780	Standard Chartered Bank	01/09/19	(141,377)
ZAR	263,116,760	USD	18,675,200	BNP Paribas SA	01/10/19	(401,255)
COP	41,669,882,500	USD	13,182,500	BNP Paribas SA	01/11/19	(356,676)
USD	709,626,066	JPY	79,790,000,000	Bank of America NA	01/11/19	(18,878,816)
BRL	15,434,000	USD	4,000,000	BNP Paribas SA	01/16/19	(21,611)
CLP	30,402,610,315	USD	45,353,000	BNP Paribas SA	01/16/19	(1,533,565)
CLP	13,380,192,640	USD	19,997,000	Deutsche Bank AG	01/16/19	(712,061)
COP	41,719,431,175	USD	13,067,500	Goldman Sachs International	01/16/19	(229,847)
IDR	43,207,267,190	USD	3,007,397	HSBC Bank plc	01/16/19	(12,831)
RUB	2,343,893,801	USD	35,267,737	Bank of America NA	01/16/19	(1,690,914)
USD	1,090,000	ARS	43,632,700	Goldman Sachs International	01/16/19	(46,911)
USD	12,052,000	ARS	465,508,500	HSBC Bank plc	01/16/19	(77,474)
USD	320,000	BRL	1,242,560	Deutsche Bank AG	01/16/19	(292)
USD	4,000,000	BRL	15,733,200	Goldman Sachs International	01/16/19	(55,513)
USD	3,883,533	CHF	3,835,301	State Street Bank & Trust Co.	01/16/19	(23,351)
USD	3,716,452	CZK	84,024,790	HSBC Bank plc	01/16/19	(25,911)
USD	10,827,200	EUR	9,471,731	Goldman Sachs International	01/16/19	(37,170)
USD	37,992,720	IDR	549,879,884,016	BNP Paribas SA	01/16/19	(117,805)
USD	3,542,436	INR	248,161,780	JPMorgan Chase Bank NA	01/16/19	(22,945)

88	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	31,993,000	KRW	36,027,637,230	Citibank NA	01/16/19	$(370,014)
USD	50,090,000	MXN	1,008,522,078	Citibank NA	01/16/19	(1,129,929)
USD	46,130,500	MXN	938,352,475	JPMorgan Chase Bank NA	01/16/19	(1,525,717)
USD	6,000,000	MXN	120,067,152	UBS AG	01/16/19	(97,865)
USD	3,756,191	PLN	14,093,980	Deutsche Bank AG	01/16/19	(10,650)
USD	3,529,704	TRY	19,184,110	BNP Paribas SA	01/16/19	(67,736)
USD	4,232,435	TRY	23,241,740	Citibank NA	01/16/19	(125,899)
USD	19,458	TWD	597,260	HSBC Bank plc	01/16/19	(100)
ZAR	242,660,150	USD	17,326,753	BNP Paribas SA	01/16/19	(487,014)
ZAR	254,693,823	USD	17,880,000	HSBC Bank plc	01/16/19	(205,167)
ZAR	991,931,920	USD	70,280,000	UBS AG	01/16/19	(1,443,501)
USD	37,734,347	IDR	580,728,599,280	Citibank NA	01/17/19	(2,508,403)
USD	798,697	INR	59,169,941	HSBC Bank plc	01/17/19	(51,308)
USD	50,124,500	IDR	739,186,001,500	JPMorgan Chase Bank NA	01/18/19	(1,092,220)
USD	729,267,652	JPY	81,208,328,646	Deutsche Bank AG	01/22/19	(12,832,246)
USD	22,713,507	COP	75,000,000,000	Goldman Sachs International	01/23/19	(356,343)
USD	11,323,694	COP	36,847,300,000	HSBC Bank plc	01/23/19	(10,462)
USD	26,414,006	COP	87,234,136,000	Royal Bank of Scotland	01/23/19	(419,040)
USD	44,046,189	COP	145,000,000,000	UBS AG	01/23/19	(555,521)
USD	157,168,219	MXN	3,164,940,000	Citibank NA	01/23/19	(3,364,653)
USD	20,472,080	ZAR	297,560,000	Bank of America NA	01/23/19	(158,261)
USD	23,545,000	CNY	164,970,397	Barclays Bank plc	01/31/19	(471,799)
USD	17,655,000	CNY	123,722,603	HSBC Bank plc	01/31/19	(356,843)
BRL	245,650,774	USD	63,474,012	Goldman Sachs International	02/04/19	(218,390)
USD	231,739,320	EUR	204,170,000	Goldman Sachs International	02/05/19	(2,867,112)
USD	19,456,441	EUR	17,029,000	State Street Bank & Trust Co.	02/05/19	(111,139)
USD	1,987,086,629	EUR	1,742,982,000	UBS AG	02/05/19	(15,728,618)
USD	126,347,414	JPY	14,238,640,292	Barclays Bank plc	02/05/19	(3,910,088)
USD	19,359,707	JPY	2,184,951,000	Citibank NA	02/05/19	(628,597)
USD	243,823,162	JPY	27,495,484,584	Deutsche Bank AG	02/05/19	(7,710,205)
USD	62,093	JPY	6,945,000	State Street Bank & Trust Co.	02/05/19	(1,442)
USD	7,970,282	JPY	879,629,000	Toronto Dominion Bank	02/05/19	(76,714)
USD	25,852,928	MXN	527,635,000	Goldman Sachs International	02/05/19	(849,824)
USD	48,306,394	MXN	974,952,000	Standard Chartered Bank	02/05/19	(1,034,347)
USD	6,025,000	ARS	242,807,500	BNP Paribas SA	02/11/19	(81,201)
USD	6,025,000	ARS	242,807,500	JPMorgan Chase Bank NA	02/11/19	(81,201)
USD	11,935,616	IDR	175,000,000,000	Goldman Sachs International	02/14/19	(147,084)
USD	20,136,713	IDR	297,439,382,319	HSBC Bank plc	02/14/19	(399,692)
AUD	4,840,000	USD	3,486,228	Goldman Sachs International	03/14/19	(73,020)
AUD	14,740,000	USD	10,895,612	HSBC Bank plc	03/14/19	(500,842)
CAD	9,480,000	USD	7,103,747	Royal Bank of Canada	03/14/19	(148,177)
CNY	49,550,000	USD	7,226,508	Bank of America NA	03/14/19	(13,661)
KRW	28,984,610,000	USD	26,109,909	Bank of America NA	03/14/19	(19,963)
KRW	28,984,608,848	USD	26,124,028	HSBC Bank plc	03/14/19	(34,083)
USD	21,930,693	CHF	21,610,000	Deutsche Bank AG	03/14/19	(200,281)
USD	6,861,074	CHF	6,750,000	Goldman Sachs International	03/14/19	(51,655)
USD	40,360,966	EUR	35,110,506	Barclays Bank plc	03/14/19	(104,826)
USD	68,221,804	JPY	7,648,755,817	Bank of America NA	03/14/19	(1,955,018)
USD	68,229,465	JPY	7,648,755,000	Goldman Sachs International	03/14/19	(1,947,350)
USD	3,509,719	SGD	4,810,000	JPMorgan Chase Bank NA	03/14/19	(25,036)
CNY	124,600,000	USD	18,164,589	Citibank NA	03/15/19	(26,950)
IDR	106,210,000,000	USD	7,338,999	Morgan Stanley & Co. International plc	03/15/19	(33,557)
IDR	5,780,217,558	USD	399,656	UBS AG	03/15/19	(2,075)
KRW	3,905,000,000	USD	3,516,434	Citibank NA	03/15/19	(1,282)
TWD	2,059,235,000	USD	67,946,942	Bank of America NA	03/15/19	(180,537)
TWD	2,048,965,000	USD	67,577,841	Deutsche Bank AG	03/15/19	(149,407)
USD	7,274,159	IDR	106,210,000,000	Barclays Bank plc	03/15/19	(31,283)
USD	14,982,388	IDR	222,319,963,170	HSBC Bank plc	03/15/19	(309,446)
USD	3,613,221	IDR	52,958,982,010	JPMorgan Chase Bank NA	03/15/19	(29,457)
USD	15,839,460	IDR	241,472,565,803	Morgan Stanley & Co. International plc	03/15/19	(769,747)
USD	10,582,456	INR	754,000,000	Bank of America NA	03/15/19	(175,197)
USD	3,611,318	INR	261,784,450	HSBC Bank plc	03/15/19	(123,677)

CONSOLIDATED SCHEDULES OF INVESTMENTS	89

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	23,702,706	INR	1,688,888,888	UBS AG	03/15/19	$(393,424)
USD	3,474,818	KRW	3,905,000,000	Royal Bank of Scotland	03/15/19	(40,335)
USD	13,898,917	MYR	57,800,000	Morgan Stanley & Co. International plc	03/15/19	(76,163)
USD	7,147,133	MYR	29,850,000	UBS AG	03/15/19	(70,102)
USD	14,414,517	PHP	762,600,000	Bank of America NA	03/15/19	(60,853)
USD	3,174,334	PHP	168,300,000	BNP Paribas SA	03/15/19	(20,270)
USD	9,202,129	THB	299,989,411	HSBC Bank plc	03/15/19	(28,034)
AUD	46,740,000	JPY	3,675,610,230	Barclays Bank plc	03/20/19	(778,459)
AUD	43,730,000	JPY	3,467,089,320	Morgan Stanley & Co. International plc	03/20/19	(987,062)
AUD	23,775,000	NZD	25,373,893	Westpac Banking Corp.	03/20/19	(286,032)
AUD	7,153,000	USD	5,174,688	Bank of America NA	03/20/19	(129,889)
AUD	3,670,000	USD	2,590,508	JPMorgan Chase Bank NA	03/20/19	(2,166)
AUD	70,005,027	USD	49,440,000	Morgan Stanley & Co. International plc	03/20/19	(67,534)
CAD	4,645,987	AUD	4,840,000	Goldman Sachs International	03/20/19	(4,284)
CAD	96,899,899	EUR	61,705,000	BNP Paribas SA	03/20/19	(49,724)
CAD	5,009,271	NZD	5,570,000	National Australia Bank Ltd.	03/20/19	(67,804)
CAD	49,131,390	USD	36,705,000	HSBC Bank plc	03/20/19	(652,397)
CAD	87,304,288	USD	64,370,000	Royal Bank of Canada	03/20/19	(306,132)
CAD	19,733,061	USD	14,800,000	State Street Bank & Trust Co.	03/20/19	(319,884)
CAD	84,069,237	USD	61,705,000	Toronto Dominion Bank	03/20/19	(15,012)
EUR	26,385,000	JPY	3,361,164,042	Goldman Sachs International	03/20/19	(430,371)
EUR	3,610,000	SEK	37,107,954	Goldman Sachs International	03/20/19	(49,825)
GBP	38,495,858	USD	49,440,000	Royal Bank of Scotland	03/20/19	(190,492)
NOK	59,733,917	CHF	7,050,000	Bank of America NA	03/20/19	(292,600)
NOK	34,692,119	EUR	3,590,000	Bank of America NA	03/20/19	(113,897)
NOK	63,138,473	USD	7,341,000	Citibank NA	03/20/19	(14,007)
NZD	35,000,000	CAD	32,158,000	Morgan Stanley & Co. International plc	03/20/19	(73,978)
NZD	72,345,000	NOK	428,015,025	JPMorgan Chase Bank NA	03/20/19	(1,046,416)
USD	37,080,000	AUD	52,689,727	HSBC Bank plc	03/20/19	(80,499)
USD	37,080,000	CAD	50,533,818	Goldman Sachs International	03/20/19	(1,705)
USD	13,506,000	CHF	13,296,373	Bank of America NA	03/20/19	(119,494)
USD	7,340,000	CHF	7,199,894	Royal Bank of Canada	03/20/19	(38,110)
USD	11,200,000	CHF	11,012,210	Toronto Dominion Bank	03/20/19	(84,791)
USD	306,619,999	EUR	267,641,360	Bank of America NA	03/20/19	(2,009,460)
USD	14,323,517	EUR	12,479,000	Barclays Bank plc	03/20/19	(66,587)
USD	12,360,000	EUR	10,732,325	Deutsche Bank AG	03/20/19	(15,933)
USD	65,683,116	EUR	57,269,712	Goldman Sachs International	03/20/19	(357,201)
USD	731,827	EUR	640,000	Royal Bank of Canada	03/20/19	(6,186)
USD	9,562,001	GBP	7,495,000	Bank of America NA	03/20/19	(26,694)
USD	37,080,000	GBP	29,239,335	Morgan Stanley & Co. International plc	03/20/19	(327,215)
USD	6,631,201	GBP	5,230,000	Royal Bank of Canada	03/20/19	(59,777)
USD	12,360,000	GBP	9,718,440	Royal Bank of Scotland	03/20/19	(73,244)
USD	8,194,000	JPY	923,913,650	Bank of America NA	03/20/19	(287,701)
USD	11,240,000	JPY	1,252,771,060	Goldman Sachs International	03/20/19	(260,674)
USD	7,540,000	JPY	835,580,688	Morgan Stanley & Co. International plc	03/20/19	(130,788)
USD	7,160,000	JPY	790,512,688	Standard Chartered Bank	03/20/19	(97,055)
USD	22,022,000	MXN	450,432,813	Citibank NA	03/20/19	(627,248)
USD	7,540,000	NOK	65,196,118	Citibank NA	03/20/19	(25,775)
USD	14,960,000	SEK	133,437,829	Barclays Bank plc	03/20/19	(188,530)
USD	22,395,000	SEK	201,063,057	Citibank NA	03/20/19	(430,684)
USD	6,463,630	ZAR	94,240,960	JPMorgan Chase Bank NA	03/20/19	(26,733)
USD	540,479	BRL	2,135,000	BNP Paribas SA	04/04/19	(6,680)
USD	2,796,085	CNY	19,312,000	Nomura International plc	04/04/19	(15,057)
USD	2,700,429	IDR	39,960,942,780	Barclays Bank plc	04/04/19	(40,373)
MXN	288,676,450	USD	14,510,000	Barclays Bank plc	06/14/19	(207,753)
TRY	55,460,126	USD	10,356,449	JPMorgan Chase Bank NA	06/19/19	(742,577)
EUR	90,560,000	USD	110,801,971	JPMorgan Chase Bank NA	12/13/19	(3,885,189)
EUR	90,560,000	USD	111,601,163	JPMorgan Chase Bank NA	02/25/20	(4,026,896)

						(114,480,219)

	Net Unrealized Depreciation					$(56,540,058)

90	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio

Interest Rate Caps Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
2Y-10Y CMS Index Cap	0.24%	Barclays Bank plc	01/24/19	USD	514,000	$1,337	$729,881	$(728,544)
5Y-10Y CMS Index Cap	0.12%	Citibank NA	01/25/19	USD	2,774,430	801,616	596,502	205,114
2Y-10Y CMS Index Cap	0.33%	Barclays Bank plc	01/30/19	USD	546,960	208	601,656	(601,448)
5Y-30Y CMS Index Cap	0.31%	Goldman Sachs International	02/28/19	USD	1,113,500	919,517	306,212	613,305
2S-10S CMS Index Cap	0.08%	Morgan Stanley & Co. International plc	04/10/19	USD	1,495,400	1,235,963	1,338,383	(102,420)
2S-30S CMS Index Cap	0.15%	Citibank NA	05/15/19	USD	1,999,983	3,150,013	1,829,984	1,320,029
2Y-10Y CMS Index Cap	0.21%	Goldman Sachs International	05/29/20	USD	3,145,483	7,237,033	4,875,499	2,361,534
5Y-30Y CMS Index Cap	0.07%	Morgan Stanley & Co. International plc	06/22/20	USD	1,000,000	3,044,840	1,650,000	1,394,840

						$16,390,527	$11,928,117	$4,462,410

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR S&P 500 ETF Trust	9,990	01/11/19	USD	260.00	USD	249,670	$739,260
CBOE Volatility Index	9,556	01/16/19	USD	27.00	USD	24,291	1,075,050
CBOE Volatility Index	20,846	01/16/19	USD	24.00	USD	52,991	4,117,085
Anglo American plc	105	01/18/19	GBP	16.60	GBP	1,835	154,912
EURO STOXX 50 Index	132	01/18/19	EUR	3,500.00	EUR	3,962	227
EURO STOXX 50 Index	364	01/18/19	EUR	3,300.00	EUR	10,925	1,668
iShares China Large-Cap ETF	20,033	01/18/19	USD	43.00	USD	78,289	60,099
iShares MSCI Emerging Markets ETF	24,549	01/18/19	USD	42.00	USD	95,888	184,118
PG&E Corp.	400	01/18/19	USD	49.00	USD	950	13,000
SPDR S&P 500 ETF Trust	2,965	01/18/19	USD	271.00	USD	74,101	42,993
SPDR S&P 500 ETF Trust	20,999	01/18/19	USD	285.00	USD	524,807	52,498
Xerox Corp.	332	01/18/19	USD	29.00	USD	656	2,158
U.S. Treasury 10 Year Note	1,002	01/25/19	USD	121.50	USD	100,200	814,125
U.S. Treasury 30 Year Bond	2,002	01/25/19	USD	146.00	USD	200,200	2,314,813
U.S. Treasury 5 Year Note	2,187	01/25/19	USD	114.00	USD	218,700	1,708,594
90-day Eurodollar March 2019 Futures	3,346	03/18/19	USD	97.38	USD	836,500	271,862
90-day Eurodollar June 2019 Futures	10,237	06/17/19	USD	97.75	USD	2,559,250	447,869
SPDR S&P Homebuilders ETF	5,000	06/21/19	USD	35.00	USD	16,260	1,192,500
90-day Eurodollar December 2019 Futures	5,093	12/13/19	USD	97.75	USD	1,273,250	3,023,969
90-day Eurodollar December 2019 Futures	5,008	12/16/19	USD	98.00	USD	1,252,000	688,600
90-day Eurodollar December 2019 Futures	5,093	12/16/19	USD	97.25	USD	1,273,250	3,342,281
90-day Eurodollar December 2019 Futures	10,005	12/16/19	USD	97.50	USD	2,501,250	3,876,938
SPDR S&P 500 ETF Trust	9,200	12/20/19	USD	300.00	USD	229,926	2,428,800
90-day Eurodollar March 2020 Futures	2,000	03/16/20	USD	97.50	USD	500,000	1,212,500
90-day Eurodollar March 2020 Futures	10,237	03/16/20	USD	97.75	USD	2,559,250	4,094,800

							31,860,719

Put
CBOE Volatility Index	10,033	01/16/19	USD	19.00	USD	25,504	200,660
Anheuser-Busch InBev SA	2,032	01/18/19	USD	65.00	USD	13,373	296,672
Casino Guichard-Perrachon SA	1,037	01/18/19	EUR	35.00	EUR	3,768	210,895
EURO STOXX 50 Index	241	01/18/19	EUR	3,100.00	EUR	7,233	356,754
EURO STOXX 50 Index	993	01/18/19	EUR	2,800.00	EUR	29,804	172,366
EURO STOXX 50 Index	993	01/18/19	EUR	3,050.00	EUR	29,804	1,076,292
iShares iBoxx $ High Yield Corporate Bond ETF	16,744	01/18/19	USD	78.00	USD	135,794	301,392
iShares iBoxx $ Investment Grade Corporate Bond ETF	10,006	01/18/19	USD	112.00	USD	112,888	250,150
S&P 500 Index	121	01/18/19	USD	2,775.00	USD	30,333	3,259,135
S&P 500 Index	121	01/18/19	USD	2,500.00	USD	30,333	594,715
S&P 500 Index	124	01/18/19	USD	2,325.00	USD	31,085	129,580
S&P 500 Index	124	01/18/19	USD	2,550.00	USD	31,085	915,740
SPDR S&P 500 ETF Trust	11,914	01/18/19	USD	255.00	USD	297,755	9,090,382
U.S. Treasury 5 Year Note	1,451	01/25/19	USD	114.25	USD	145,100	226,719
90-day Eurodollar February 2019 Futures	5,866	02/15/19	USD	96.88	USD	1,466,500	36,663
iShares iBoxx $ High Yield Corporate Bond ETF	1,000	02/15/19	USD	79.00	USD	8,110	71,500
U.S. Treasury 5 Year Note	614	02/22/19	USD	114.25	USD	61,400	177,484
Anheuser-Busch InBev SA	1,998	03/15/19	USD	65.00	USD	13,149	649,350

CONSOLIDATED SCHEDULES OF INVESTMENTS	91

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
iShares iBoxx $ High Yield Corporate Bond ETF	500	03/15/19	USD	77.00	USD	4,055	$33,000
Invesco Senior Loan ETF	2,000	04/18/19	USD	22.00	USD	4,356	160,000
Invesco Senior Loan ETF	2,000	07/19/19	USD	21.00	USD	4,356	135,000

							18,344,449

							$50,205,168

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
AUD Currency	Up and Out	BNP Paribas SA	02/01/19	USD	0.75	USD	0.79	AUD	55,056	$5,478
USD Currency	Up and Out	Morgan Stanley & Co. International plc	02/11/19	CNH	6.97	CNH	7.15	USD	100,600	70,477
USD Currency	Up and Out	Nomura International plc	04/10/19	CNH	7.20	CNH	7.75	USD	74,600	49,251

										125,206

Put
USD Currency	Up and In	Deutsche Bank AG	01/07/19	BRL	3.60	BRL	4.00	USD	68,590	7
EUR Currency	Down and Out	Barclays Bank plc	01/09/19	USD	1.15	USD	1.13	EUR	75,000	160,203
USD Currency	Down and In	Royal Bank of Canada	01/11/19	CAD	1.29	CAD	1.28	USD	73,408	40
USD Currency	One-Touch	Citibank NA	01/28/19	USD	106.75	USD	106.75	USD	9,041	275
GBP Currency	One-Touch	Barclays Bank plc	01/31/19	USD	1.20	USD	1.20	GBP	1,468	96,879
USD Currency	Up and In	Deutsche Bank AG	02/01/19	BRL	3.50	BRL	4.00	USD	73,965	188
USD Currency	Up and In	Deutsche Bank AG	02/07/19	BRL	3.50	BRL	4.00	USD	48,801	353
EUR Currency	One Touch	Deutsche Bank AG	02/28/19	GBP	0.83	GBP	0.83	EUR	2,360	210,042
USD Currency	One Touch	BNP Paribas SA	03/07/19	BRL	3.60	BRL	3.60	USD	2,202	410,272
						GBP	1.33
EUR Currency	Dual Digital	Citibank NA	03/12/19	GBP	1.33	USD	0.88	GBP	1,500	137,176
USD Currency	Down and Out	Citibank NA	03/15/19	JPY	110.00	JPY	107.00	USD	130,730	138,172
EUR Currency	Down and Out	BNP Paribas SA	03/19/19	USD	1.14	USD	1.11	EUR	150,000	189,545
EUR Currency	One Touch	BNP Paribas SA	05/02/19	GBP	0.81	GBP	0.81	EUR	4,000	451,437

										1,794,589

										$1,919,795

OTC Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
AUD Currency	JPMorgan Chase Bank NA	01/10/19	NZD	1.08	AUD	43,150	$74
USD Currency	JPMorgan Chase Bank NA	01/10/19	ZAR	15.00	USD	44,045	72,743
USD Currency	Morgan Stanley & Co. International plc	01/10/19	BRL	3.92	USD	39,470	204,600
USD Currency	Morgan Stanley & Co. International plc	01/10/19	ZAR	15.00	USD	73,408	121,998
USD Currency	BNP Paribas SA	01/16/19	TRY	5.75	USD	50,100	79,150
EUR Currency	Citibank NA	02/07/19	USD	1.22	EUR	110,113	8,841
USD Currency	Morgan Stanley & Co. International plc	02/07/19	SEK	9.20	USD	73,408	141,953
USD Currency	Barclays Bank plc	02/11/19	CNH	7.15	USD	200,002	105,423
USD Currency	HSBC Bank plc	02/11/19	CNH	7.35	USD	250,002	11,488
AUD Currency	Barclays Bank plc	02/12/19	USD	0.77	AUD	146,816	4,124
USD Currency	Citibank NA	02/14/19	CHF	1.00	USD	128,464	386,173
EUR Currency	BNP Paribas SA	02/20/19	USD	1.25	EUR	55,056	1,132
USD Currency	BNP Paribas SA	02/21/19	ZAR	15.00	USD	7,340	108,702
USD Currency	Citibank NA	02/21/19	ZAR	15.00	USD	73,408	1,095,118
USD Currency	Citibank NA	02/22/19	JPY	114.00	USD	128,464	94,343
USD Currency	Morgan Stanley & Co. International plc	02/22/19	JPY	115.50	USD	128,464	23,569
GBP Currency	BNP Paribas SA	03/01/19	USD	1.44	GBP	73,408	26,362
GBP Currency	Morgan Stanley & Co. International plc	03/01/19	USD	1.40	GBP	73,408	91,502
USD Currency	JPMorgan Chase Bank NA	03/04/19	ZAR	14.50	USD	55,056	1,630,754
USD Currency	Royal Bank of Canada	03/05/19	CAD	1.35	USD	110,116	1,942,517
USD Currency	JPMorgan Chase Bank NA	03/21/19	CNH	7.50	USD	74,180	14,246

92	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio

OTC Options Purchased (continued)

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
EUR Currency	BNP Paribas SA	03/29/19	USD	1.20	EUR	92,860	$282,598
USD Currency	Deutsche Bank AG	04/03/19	JPY	112.00	USD	222,746	1,277,413
EUR Currency	Royal Bank of Canada	04/11/19	USD	1.20	EUR	73,408	291,086
USD Currency	JPMorgan Chase Bank NA	06/14/19	INR	75.00	USD	74,935	576,557
USD Currency	Deutsche Bank AG	07/19/19	TWD	31.00	USD	75,000	490,938
USD Currency	Barclays Bank plc	12/12/33	JPY	115.00	USD	75,000	1,753,657

							10,837,061

Put
USD Currency	JPMorgan Chase Bank NA	01/02/19	TRY	4.20	USD	69,507	7
USD Currency	Citibank NA	01/03/19	TRY	4.19	USD	27,895	3
USD Currency	Citibank NA	01/03/19	ZAR	13.40	USD	55,056	6
EUR Currency	JPMorgan Chase Bank NA	01/04/19	GBP	0.85	EUR	60,000	7
USD Currency	Goldman Sachs International	01/08/19	BRL	3.60	USD	33,060	46
USD Currency	Morgan Stanley & Co. International plc	01/09/19	JPY	111.00	USD	44,045	575,062
USD Currency	Deutsche Bank AG	01/10/19	ZAR	13.40	USD	36,700	1,355
USD Currency	Morgan Stanley & Co. International plc	01/10/19	BRL	3.74	USD	39,470	21,008
USD Currency	BNP Paribas SA	01/11/19	CAD	1.30	USD	146,816	109
USD Currency	BNP Paribas SA	01/15/19	BRL	3.80	USD	58,726	206,913
USD Currency	HSBC Bank plc	01/15/19	BRL	3.65	USD	36,705	6,424
USD Currency	HSBC Bank plc	01/15/19	BRL	3.40	USD	110,113	11
USD Currency	Goldman Sachs International	01/16/19	TRY	5.45	USD	50,100	1,435,376
USD Currency	Barclays Bank plc	01/22/19	NOK	8.00	USD	36,705	197
USD Currency	Citibank NA	01/22/19	NOK	8.00	USD	68,526	421
USD Currency	Barclays Bank plc	01/25/19	JPY	110.00	USD	146,816	1,588,041
USD Currency	Royal Bank of Canada	01/25/19	JPY	110.00	USD	44,045	478,607
AUD Currency	Barclays Bank plc	01/31/19	USD	0.72	AUD	146,816	2,012,973
GBP Currency	Deutsche Bank AG	01/31/19	USD	1.20	GBP	72,132	118,977
USD Currency	Barclays Bank plc	01/31/19	CNH	6.88	USD	59,100	394,106
USD Currency	HSBC Bank plc	01/31/19	KRW	1,110.00	USD	31,993	273,048
EUR Currency	Royal Bank of Scotland	02/01/19	USD	1.10	EUR	87,604	26,497
USD Currency	JPMorgan Chase Bank NA	02/04/19	ZAR	13.00	USD	72,307	33,033
USD Currency	Goldman Sachs International	02/07/19	BRL	3.90	USD	35,470	715,067
USD Currency	HSBC Bank plc	02/07/19	KRW	1,115.00	USD	39,350	475,251
USD Currency	Citibank NA	02/11/19	CHF	0.95	USD	36,065	60,777
USD Currency	JPMorgan Chase Bank NA	02/11/19	CHF	0.98	USD	36,705	314,070
USD Currency	Deutsche Bank AG	02/14/19	MXN	19.50	USD	73,408	888,754
USD Currency	Morgan Stanley & Co. International plc	02/14/19	BRL	3.50	USD	34,789	10,141
USD Currency	Goldman Sachs International	02/15/19	JPY	94.00	USD	75,416	216
USD Currency	JPMorgan Chase Bank NA	02/18/19	ZAR	13.50	USD	112,025	453,085
USD Currency	Citibank NA	02/21/19	ZAR	13.00	USD	91,760	108,406
USD Currency	JPMorgan Chase Bank NA	02/21/19	ZAR	13.50	USD	106,050	475,573
USD Currency	Royal Bank of Scotland	02/21/19	CHF	0.95	USD	55,640	142,757
USD Currency	BNP Paribas SA	02/27/19	ZAR	14.00	USD	73,408	1,024,214
USD Currency	JPMorgan Chase Bank NA	02/27/19	BRL	3.50	USD	90,000	51,984
USD Currency	Morgan Stanley & Co. International plc	02/27/19	BRL	3.50	USD	50,000	28,880
USD Currency	Royal Bank of Canada	02/27/19	CAD	1.25	USD	73,408	2,013
USD Currency	Morgan Stanley & Co. International plc	02/28/19	BRL	3.50	USD	146,816	87,420
USD Currency	BNP Paribas SA	03/05/19	CAD	1.25	USD	128,464	5,733
USD Currency	Morgan Stanley & Co. International plc	03/06/19	SEK	8.60	USD	168,840	933,155
AUD Currency	Nomura International plc	03/07/19	JPY	78.00	AUD	196,816	3,732,988
USD Currency	JPMorgan Chase Bank NA	03/11/19	ZAR	13.00	USD	66,068	140,840
USD Currency	HSBC Bank plc	03/15/19	CNH	6.60	USD	93,380	119,258
USD Currency	Royal Bank of Canada	03/19/19	CHF	0.95	USD	37,465	174,693
USD Currency	Royal Bank of Canada	03/19/19	CAD	1.30	USD	93,665	136,686
EUR Currency	Goldman Sachs International	03/20/19	USD	1.05	EUR	216,396	27,987
USD Currency	Deutsche Bank AG	04/03/19	JPY	112.00	USD	222,746	7,481,849
USD Currency	Royal Bank of Scotland	04/11/19	NOK	8.25	USD	58,726	290,483

							25,054,507

							$35,891,568

CONSOLIDATED SCHEDULES OF INVESTMENTS	93

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
1-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.65%	Semi-Annual	Deutsche Bank AG	08/09/19	2.65%	USD	500,220	$923,881
1-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.95%	Semi-Annual	Morgan Stanley & Co. International plc	01/10/20	2.95%	USD	2,057,260	10,031,076
1-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.95%	Semi-Annual	Morgan Stanley & Co. International plc	01/21/20	2.95%	USD	2,057,260	10,254,268
1-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.95%	Semi-Annual	Morgan Stanley & Co. International plc	01/30/20	2.95%	USD	1,016,990	5,117,351
1-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.69%	Semi-Annual	Bank of America NA	04/06/20	2.69%	USD	290,100	1,159,538
1-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.70%	Semi-Annual	Bank of America NA	05/26/20	2.70%	USD	864,500	3,795,267
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.20%	Semi-Annual	Bank of America NA	10/25/19	3.20%	USD	314,615	10,187,794
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.18%	Semi-Annual	Citibank NA	10/29/19	3.18%	USD	314,615	9,851,860
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.08%	Semi-Annual	Barclays Bank plc	11/20/19	3.08%	USD	309,380	8,672,689
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.08%	Semi-Annual	Nomura International plc	11/20/19	3.08%	USD	309,380	8,706,309
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.09%	Semi-Annual	Morgan Stanley & Co. International plc	11/27/19	3.09%	USD	616,760	17,591,210
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.13%	Semi-Annual	Citibank NA	01/02/19	3.13%	USD	452,865	16,681,708
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.75%	Semi-Annual	Citibank NA	04/24/19	2.75%	USD	877,950	12,563,465
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.75%	Semi-Annual	Citibank NA	04/24/19	2.75%	USD	215,540	3,084,377
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.70%	Semi-Annual	Barclays Bank plc	06/10/19	2.70%	USD	173,719	2,531,876
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.04%	Semi-Annual	Goldman Sachs International	08/31/21	3.04%	USD	70,518	3,464,942
15-Year Interest Rate Swap	6 month LIBOR	Semi-Annual	0.66%	Semi-Annual	Morgan Stanley & Co. International plc	09/14/20	0.66%	JPY	4,414,000	1,408,698
15-Year Interest Rate Swap	6 month LIBOR	Semi-Annual	0.66%	Semi-Annual	Barclays Bank plc	09/14/20	0.66%	JPY	4,414,000	1,408,698
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.18%	Semi-Annual	JPMorgan Chase Bank NA	05/02/28	3.18%	USD	68,266	4,409,818
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.05%	Semi-Annual	Citibank NA	06/27/28	3.05%	USD	70,870	4,241,071
20-Year Interest Rate Swap	6 month LIBOR	Semi-Annual	0.78%	Semi-Annual	JPMorgan Chase Bank NA	04/16/21	0.78%	JPY	3,288,800	1,327,906
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.99%	Semi-Annual	JPMorgan Chase Bank NA	04/27/38	2.99%	USD	29,470	1,634,852
30-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.11%	Semi-Annual	Goldman Sachs International	04/26/23	3.11%	USD	16,790	2,132,291

										141,180,945

Put
5-Year Interest Rate Swap	3.14%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	02/21/19	3.14%	USD	2,359,649	229,240
5-Year Interest Rate Swap	3.20%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	03/14/19	3.20%	USD	1,100,037	180,109
5-Year Interest Rate Swap	3.20%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	10/25/19	3.20%	USD	314,615	852,188
5-Year Interest Rate Swap	3.18%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	10/29/19	3.18%	USD	314,615	935,703
5-Year Interest Rate Swap	3.08%	Semi-Annual	3 month LIBOR	Quarterly	Nomura International plc	11/20/19	3.08%	USD	309,380	1,269,807
5-Year Interest Rate Swap	3.08%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	11/20/19	3.08%	USD	309,380	1,278,884

94	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio

OTC Interest Rate Swaptions Purchased (continued)

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
5-Year Interest Rate Swap	3.09%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	11/27/19	3.09%	USD	616,760	$2,558,506
10-Year Interest Rate Swap	3.77%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	04/24/19	3.77%	USD	546,745	109,858
10-Year Interest Rate Swap	3.04%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	08/31/21	3.04%	USD	70,518	2,216,540
15-Year Interest Rate Swap	0.66%	Semi-Annual	6 month LIBOR	Semi-Annual	Barclays Bank plc	09/14/20	0.66%	JPY	4,414,000	414,287
15-Year Interest Rate Swap	0.66%	Semi-Annual	6 month LIBOR	Semi-Annual	Morgan Stanley & Co. International plc	09/14/20	0.66%	JPY	4,414,000	414,287
15-Year Interest Rate Swap	3.25%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	05/03/22	3.25%	USD	118,060	4,808,218
10-Year Interest Rate Swap	3.18%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	05/02/28	3.18%	USD	68,266	3,561,452
20-Year Interest Rate Swap	0.78%	Semi-Annual	6 month LIBOR	Semi-Annual	JPMorgan Chase Bank NA	04/16/21	0.78%	JPY	3,288,800	716,261
20-Year Interest Rate Swap	3.00%	Annual	6 month EURIBOR	Semi-Annual	UBS AG	01/18/28	3.00%	EUR	71,170	3,459,160
10-Year Interest Rate Swap	2.99%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	04/27/38	2.99%	USD	29,470	1,428,801
30-Year Interest Rate Swap	4.00%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	02/03/20	4.00%	USD	64,000	302,429
30-Year Interest Rate Swap	3.80%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	06/07/21	3.80%	USD	116,110	2,700,224
30-Year Interest Rate Swap	3.40%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	02/14/23	3.40%	USD	38,570	2,361,539
30-Year Interest Rate Swap	3.11%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	04/26/23	3.11%	USD	16,790	1,396,402

										31,193,895

										$172,374,840

OTC Interest Rate Caps Sold

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Appreciation (Depreciation)
5Y-30Y CMS Index Cap	0.31%	Goldman Sachs International	02/28/2019	USD	1,113,500	$(313,862)	$(100,215)	$(213,647)
2Y-10Y CMS Index Cap	0.71	Goldman Sachs International	05/29/2020	USD	3,145,483	(1,831,489)	(1,415,467)	(416,022)

						$(2,145,351)	$(1,515,682)	$(629,669)

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
U.S. Treasury 10 Year Note	138	01/04/19	USD	121.00	USD	13,800	$(142,312)
90-day Eurodollar January 2019 Futures	15,101	01/11/19	USD	97.13	USD	3,775,250	(12,080,800)
U.S. Treasury 10 Year Note	138	01/11/19	USD	121.50	USD	13,800	(92,719)
CBOE Volatility Index	20,846	01/16/19	USD	29.00	USD	52,991	(1,563,450)
EURO STOXX 50 Index	364	01/18/19	EUR	3,400.00	EUR	10,925	(834)
iShares China Large-Cap ETF	20,033	01/18/19	USD	47.00	USD	78,289	(20,033)
iShares MSCI Emerging Markets ETF	24,549	01/18/19	USD	45.00	USD	95,888	(24,549)
U.S. Treasury 10 Year Note	138	01/18/19	USD	122.50	USD	13,800	(38,813)
Anglo American plc	105	02/15/19	GBP	20.00	GBP	1,835	(24,425)
U.S. Treasury 10 Year Note	541	02/22/19	USD	122.00	USD	54,100	(414,203)
90-day Eurodollar March 2019 Futures	2,232	03/15/19	USD	97.25	USD	558,000	(1,925,100)
90-day Eurodollar June 2019 Futures	10,237	06/17/19	USD	97.88	USD	2,559,250	(319,906)
90-day Eurodollar December 2019 Futures	5,093	12/13/19	USD	97.63	USD	1,273,250	(3,596,931)
90-day Eurodollar December 2019 Futures	5,093	12/16/19	USD	97.38	USD	1,273,250	(2,578,331)
90-day Eurodollar March 2020 Futures	10,237	03/16/20	USD	97.88	USD	2,559,250	(3,327,025)

							(26,149,431)

Put
U.S. Treasury 10 Year Note	138	01/04/19	USD	120.00	USD	13,800	–
90-day Eurodollar January 2019 Futures	9,666	01/11/19	USD	97.13	USD	2,416,500	(60,413)
U.S. Treasury 10 Year Note	138	01/11/19	USD	120.50	USD	13,800	(4,312)
EURO STOXX 50 Index	993	01/18/19	EUR	2,950.00	EUR	29,804	(676,949)
EURO STOXX 50 Index	1,234	01/18/19	EUR	2,900.00	EUR	37,038	(285,599)
iShares iBoxx $ High Yield Corporate Bond ETF	4,216	01/18/19	USD	81.00	USD	34,192	(318,308)
S&P 500 Index	121	01/18/19	USD	2,625.00	USD	30,333	(1,539,725)
S&P 500 Index	121	01/18/19	USD	2,650.00	USD	30,333	(1,801,085)
S&P 500 Index	124	01/18/19	USD	2,450.00	USD	31,085	(399,900)

CONSOLIDATED SCHEDULES OF INVESTMENTS	95

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
S&P 500 Index	124	01/18/19	USD	2,425.00	USD	31,085	$(321,780)
SPDR S&P 500 ETF Trust	11,914	01/18/19	USD	240.00	USD	297,755	(2,615,123)
U.S. Treasury 10 Year Note	138	01/18/19	USD	121.50	USD	13,800	(34,500)
iShares iBoxx $ High Yield Corporate Bond ETF	1,000	02/15/19	USD	75.00	USD	8,110	(23,000)
U.S. Treasury 10 Year Note	812	02/22/19	USD	120.00	USD	81,200	(126,875)

							(8,207,569)

							$(34,357,000)

OTC Barrier Options Written

Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
USD Currency	Up and Out	Nomura International plc	01/10/19	CNH	7.00	CNH	7.60	USD	11,200	$(2,139)
USD Currency	Up and In	JPMorgan Chase Bank NA	03/04/19	ZAR	14.50	ZAR	15.50	USD	55,056	(1,445,677)

										(1,447,816)

Put
USD Currency	Down and In	BNP Paribas SA	01/11/19	CAD	1.29	CAD	1.27	USD	91,760	(28)
USD Currency	Down and In	BNP Paribas SA	01/11/19	CAD	1.29	CAD	1.28	USD	73,408	(40)
USD Currency	One Touch	BNP Paribas SA	02/07/19	BRL	3.60	BRL	3.60	USD	2,202	(217,486)
AUD Currency	Down and In	Nomura International plc	03/07/19	JPY	75.00	JPY	72.00	AUD	59,045	(418,093)
EUR Currency	One Touch	Citibank NA	05/02/19	GBP	0.81	GBP	0.81	EUR	4,000	(500,422)

										(1,136,069)

										$(2,583,885)

OTC Currency Options Written

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	JPMorgan Chase Bank NA	01/03/19	CAD	1.34	USD	29,364	$(536,084)
USD Currency	JPMorgan Chase Bank NA	01/09/19	SEK	9.15	USD	55,056	(6,890)
AUD Currency	JPMorgan Chase Bank NA	01/10/19	NZD	1.10	AUD	43,150	(3)
USD Currency	Morgan Stanley & Co. International plc	01/10/19	BRL	3.90	USD	39,470	(272,013)
USD Currency	Citibank NA	01/10/19	ZAR	15.00	USD	50,770	(84,845)
USD Currency	Royal Bank of Scotland	01/10/19	ZAR	15.25	USD	93,295	(63,095)
USD Currency	Citibank NA	01/11/19	MXN	20.90	USD	39,350	(5,538)
USD Currency	BNP Paribas SA	01/16/19	TRY	5.45	USD	50,100	(444,217)
USD Currency	JPMorgan Chase Bank NA	02/07/19	KRW	1,140.00	USD	19,675	(63,846)
USD Currency	Barclays Bank plc	02/11/19	CNH	7.35	USD	250,002	(11,358)
USD Currency	JPMorgan Chase Bank NA	02/14/19	CHF	1.00	USD	73,408	(211,604)
USD Currency	JPMorgan Chase Bank NA	02/21/19	ZAR	15.00	USD	7,465	(112,558)
USD Currency	Citibank NA	02/21/19	ZAR	15.50	USD	95,431	(796,154)
USD Currency	Royal Bank of Canada	02/22/19	JPY	114.00	USD	22,022	(16,053)
USD Currency	Citibank NA	02/22/19	JPY	115.50	USD	128,464	(24,093)
GBP Currency	Morgan Stanley & Co. International plc	03/01/19	USD	1.44	GBP	91,760	(32,706)
USD Currency	BNP Paribas SA	03/05/19	CAD	1.37	USD	18,670	(226,060)
USD Currency	Morgan Stanley & Co. International plc	04/03/19	JPY	112.00	USD	222,746	(1,271,920)
USD Currency	JPMorgan Chase Bank NA	04/18/19	INR	74.00	USD	74,935	(363,175)
USD Currency	HSBC Bank plc	07/19/19	TWD	31.00	USD	75,000	(490,938)

							(5,033,150)

Put
USD Currency	JPMorgan Chase Bank NA	01/02/19	TRY	3.77	USD	69,507	(7)
USD Currency	Citibank NA	01/03/19	TRY	3.76	USD	27,895	(3)
USD Currency	JPMorgan Chase Bank NA	01/03/19	ZAR	13.40	USD	55,056	(6)
USD Currency	JPMorgan Chase Bank NA	01/09/19	SEK	8.90	USD	36,705	(224,070)
USD Currency	JPMorgan Chase Bank NA	01/09/19	JPY	111.00	USD	44,045	(571,714)
USD Currency	JPMorgan Chase Bank NA	01/10/19	ZAR	13.40	USD	36,700	(1,353)
USD Currency	Morgan Stanley & Co. International plc	01/10/19	BRL	3.60	USD	39,470	(251)

96	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio

OTC Currency Options Written (continued)

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
USD Currency	Morgan Stanley & Co. International plc	01/15/19	BRL	3.65	USD	25,692	$(4,496)
USD Currency	HSBC Bank plc	01/15/19	BRL	3.80	USD	58,726	(206,914)
USD Currency	BNP Paribas SA	01/15/19	BRL	3.50	USD	110,113	(209)
USD Currency	Goldman Sachs International	01/16/19	TRY	5.75	USD	50,100	(3,892,273)
USD Currency	Citibank NA	01/17/19	MXN	19.50	USD	56,025	(353,545)
USD Currency	JPMorgan Chase Bank NA	01/18/19	ZAR	13.75	USD	74,680	(128,030)
USD Currency	Bank of America NA	01/22/19	NOK	8.00	USD	18,352	(113)
USD Currency	Citibank NA	01/25/19	JPY	110.00	USD	36,705	(400,639)
USD Currency	BNP Paribas SA	01/25/19	JPY	110.00	USD	44,045	(484,799)
USD Currency	Morgan Stanley & Co. International plc	01/25/19	JPY	109.00	USD	73,408	(511,773)
AUD Currency	Barclays Bank plc	01/31/19	USD	0.71	AUD	201,873	(1,579,624)
GBP Currency	Deutsche Bank AG	01/31/19	USD	1.17	GBP	72,132	(34,547)
USD Currency	Morgan Stanley & Co. International plc	01/31/19	CNH	6.88	USD	59,100	(397,235)
USD Currency	JPMorgan Chase Bank NA	02/07/19	KRW	1,085.00	USD	19,675	(51,072)
USD Currency	HSBC Bank plc	02/07/19	KRW	1,085.00	USD	39,350	(102,266)
USD Currency	Goldman Sachs International	02/07/19	BRL	3.75	USD	53,205	(280,789)
USD Currency	JPMorgan Chase Bank NA	02/11/19	CHF	0.95	USD	73,408	(129,039)
USD Currency	Citibank NA	02/27/19	ZAR	14.00	USD	73,408	(1,019,470)
USD Currency	JPMorgan Chase Bank NA	02/27/19	BRL	3.40	USD	90,000	(12,939)
AUD Currency	Barclays Bank plc	03/07/19	JPY	78.00	AUD	60,305	(1,143,848)
AUD Currency	Nomura International plc	03/07/19	JPY	75.00	AUD	84,045	(665,619)
USD Currency	Citibank NA	03/15/19	JPY	110.00	USD	18,675	(360,248)
USD Currency	Morgan Stanley & Co. International plc	04/03/19	JPY	112.00	USD	222,746	(7,496,120)
USD Currency	Royal Bank of Scotland	04/11/19	NOK	8.00	USD	36,703	(55,118)

							(20,108,129)

							$(25,141,279)

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
1-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.45%	Semi-Annual	Morgan Stanley & Co. International plc	01/10/20	2.45%	USD	3,085,890	$(6,981,117)
1-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.45%	Semi-Annual	Morgan Stanley & Co. International plc	01/21/20	2.45%	USD	3,085,890	(7,250,022)
1-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.45%	Semi-Annual	Morgan Stanley & Co. International plc	01/30/20	2.45%	USD	1,525,485	(3,664,474)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.95%	Semi-Annual	Goldman Sachs International	02/20/19	2.95%	USD	2,369,530	(14,977,799)
1-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.45%	Semi-Annual	Nomura International plc	04/16/20	2.45%	USD	2,483,300	(7,313,095)
1-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.20%	Semi-Annual	Bank of America NA	05/26/20	2.20%	USD	1,000,500	(2,296,938)
1-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.05%	Semi-Annual	Goldman Sachs International	06/08/20	3.05%	USD	1,035,200	(6,892,444)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.70%	Semi-Annual	Goldman Sachs International	06/25/19	2.70%	USD	2,011,850	(9,904,338)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.30%	Semi-Annual	Deutsche Bank AG	11/07/19	3.30%	USD	374,620	(5,819,459)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.90%	Semi-Annual	Nomura International plc	12/06/19	2.90%	USD	745,590	(7,304,456)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.92%	Semi-Annual	Citibank NA	12/09/19	2.92%	USD	728,650	(7,378,252)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.20%	Semi-Annual	Deutsche Bank AG	02/07/20	2.20%	USD	313,730	(1,231,572)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.35%	Semi-Annual	Deutsche Bank AG	02/14/20	2.35%	USD	316,460	(1,590,363)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.35%	Semi-Annual	UBS AG	02/21/20	2.35%	USD	317,300	(1,611,335)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.88%	Semi-Annual	Deutsche Bank AG	04/14/20	2.88%	USD	522,660	(5,755,161)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.94%	Semi-Annual	Bank of America NA	04/17/20	2.94%	USD	517,360	(6,132,889)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.90%	Semi-Annual	Deutsche Bank AG	05/29/20	2.90%	USD	283,190	(3,292,336)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.16%	Semi-Annual	Citibank NA	10/29/20	3.16%	USD	555,120	(8,856,301)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.27%	Semi-Annual	Morgan Stanley & Co. International plc	11/09/20	3.27%	USD	279,975	(4,931,586)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.07%	Semi-Annual	Morgan Stanley & Co. International plc	11/27/20	3.07%	USD	1,081,474	(16,044,475)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.07%	Semi-Annual	Citibank NA	11/27/20	3.07%	USD	532,666	(7,909,401)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.05%	Semi-Annual	Deutsche Bank AG	11/30/20	3.05%	USD	320,220	(4,685,043)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.78%	Semi-Annual	Citibank NA	12/11/20	2.78%	USD	565,120	(6,521,603)
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.74%	Semi-Annual	JPMorgan Chase Bank NA	02/21/19	2.74%	USD	1,179,824	(11,510,799)

										(159,855,258)

CONSOLIDATED SCHEDULES OF INVESTMENTS	97

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put 2-Year Interest Rate Swap	0.03%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	03/12/19	0.03%	EUR	240,200	$(8,529)
1-Year Interest Rate Swap	3.00%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	04/06/20	3.00%	USD	290,100	(335,599)
1-Year Interest Rate Swap	3.05%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	06/08/20	3.05%	USD	1,035,200	(1,257,520)
2-Year Interest Rate Swap	0.14%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	06/14/19	0.14%	EUR	540,390	(78,360)
2-Year Interest Rate Swap	3.30%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	06/25/19	3.30%	USD	3,017,770	(604,248)
2-Year Interest Rate Swap	0.40%	Annual	6 month EURIBOR	Semi-Annual	JPMorgan Chase Bank NA	07/08/19	0.40%	EUR	38,215	(1,663)
2-Year Interest Rate Swap	3.30%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	09/06/19	3.30%	USD	383,940	(162,387)
2-Year Interest Rate Swap	3.35%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	09/12/19	3.35%	USD	1,655,410	(613,826)
2-Year Interest Rate Swap	2.70%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	11/04/19	2.70%	USD	314,860	(1,073,720)
2-Year Interest Rate Swap	2.70%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	11/06/19	2.70%	USD	1,040,000	(3,553,670)
2-Year Interest Rate Swap	3.30%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	11/07/19	3.30%	USD	374,620	(246,080)
2-Year Interest Rate Swap	2.90%	Semi-Annual	3 month LIBOR	Quarterly	Nomura International plc	12/06/19	2.90%	USD	745,590	(1,685,772)
2-Year Interest Rate Swap	2.92%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	12/09/19	2.92%	USD	728,650	(1,587,532)
2-Year Interest Rate Swap	2.70%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	12/16/19	2.70%	USD	214,390	(793,192)
2-Year Interest Rate Swap	2.85%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	01/21/20	2.85%	USD	527,700	(1,514,926)
2-Year Interest Rate Swap	3.15%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	02/03/20	3.15%	USD	1,033,250	(1,534,345)
2-Year Interest Rate Swap	3.20%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	02/07/20	3.20%	USD	313,730	(416,975)
2-Year Interest Rate Swap	3.35%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	02/14/20	3.35%	USD	316,460	(299,599)
2-Year Interest Rate Swap	3.35%	Semi-Annual	3 month LIBOR	Quarterly	UBS AG	02/21/20	3.35%	USD	317,300	(309,260)
2-Year Interest Rate Swap	2.88%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	04/14/20	2.88%	USD	522,660	(1,706,846)
2-Year Interest Rate Swap	2.94%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	04/17/20	2.94%	USD	517,360	(1,489,423)
2-Year Interest Rate Swap	3.15%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	05/05/20	3.15%	USD	281,000	(566,398)
2-Year Interest Rate Swap	2.90%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	05/29/20	2.90%	USD	283,190	(978,334)
2-Year Interest Rate Swap	3.35%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	05/29/20	3.35%	USD	398,160	(579,383)
2-Year Interest Rate Swap	3.45%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	06/08/20	3.45%	USD	397,210	(490,995)
2-Year Interest Rate Swap	3.35%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	06/15/20	3.35%	USD	254,300	(394,190)
2-Year Interest Rate Swap	3.50%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	08/24/20	3.50%	USD	515,320	(777,989)
2-Year Interest Rate Swap	3.55%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	10/05/20	3.55%	USD	2,495,529	(4,001,955)
2-Year Interest Rate Swap	3.75%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	10/13/20	3.75%	USD	2,002,359	(2,364,045)
2-Year Interest Rate Swap	3.16%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	10/29/20	3.16%	USD	555,120	(1,793,243)
2-Year Interest Rate Swap	3.27%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	11/09/20	3.27%	USD	279,975	(785,207)

98	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
2-Year Interest Rate Swap	3.07%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	11/27/20	3.07%	USD	1,081,474	$(4,280,052)
2-Year Interest Rate Swap	3.07%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	11/27/20	3.07%	USD	532,666	(2,105,076)
2-Year Interest Rate Swap	3.05%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	11/30/20	3.05%	USD	320,220	(1,306,869)
2-Year Interest Rate Swap	2.78%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	12/11/20	2.78%	USD	565,120	(3,365,403)
2-Year Interest Rate Swap	0.60%	Annual	6 month EURIBOR	Semi-Annual	JPMorgan Chase Bank NA	12/14/20	0.60%	EUR	550,420	(1,562,483)
2-Year Interest Rate Swap	0.55%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	12/21/20	0.55%	EUR	255,670	(822,280)
2-Year Interest Rate Swap	3.25%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	12/29/20	3.25%	USD	443,850	(1,436,254)
5-Year Interest Rate Swap	0.60%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	06/25/19	0.60%	EUR	126,042	(165,355)
5-Year Interest Rate Swap	0.78%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	06/26/19	0.78%	EUR	1,487,347	(795,657)
5-Year Interest Rate Swap	3.25%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	05/03/22	3.25%	USD	295,110	(4,591,858)
10-Year Interest Rate Swap	2.15%	Annual	6 month EURIBOR	Semi-Annual	JPMorgan Chase Bank NA	04/19/21	2.15%	EUR	131,500	(1,094,681)
10-Year Interest Rate Swap	2.00%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	05/04/21	2.00%	EUR	79,200	(888,684)
10-Year Interest Rate Swap	3.87%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	06/07/21	3.87%	USD	245,920	(2,611,953)

										(57,031,816)

										$(216,887,074)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
ITRAXX.EUR.21.V1	1.00%	Quarterly	06/20/19	EUR	9,633	$(49,786)	$(52,135)	$2,349
ITRAXX.EUR.23.V1	1.00%	Quarterly	06/20/20	EUR	9,984	(121,846)	(63,377)	(58,469)
ITRAXX.EUR.25.V1	1.00%	Quarterly	06/20/21	EUR	23,005	(395,510)	(121,533)	(273,977)
ITRAXX.EUR.CROSSOVER.25.V2	5.00%	Quarterly	06/20/21	EUR	29,485	(2,069,822)	(1,245,205)	(824,617)
ITRAXX.FINSR.25.V1	1.00%	Quarterly	06/20/21	EUR	138,370	(1,714,476)	(330,308)	(1,384,168)
CDX.NA.HY.29.V1	5.00%	Quarterly	12/20/22	USD	35,710	(1,237,590)	(2,206,439)	968,849
CDX.NA.HY.30.V1	5.00%	Quarterly	06/20/23	USD	100,642	(3,260,063)	(6,557,668)	3,297,605
CDX.NA.IG.31.V1	1.00%	Quarterly	12/20/23	USD	335,093	(1,971,799)	(1,582,688)	(389,111)
ITRAXX.EUR.30.V1	1.00%	Quarterly	12/20/23	EUR	362,440	(2,531,183)	(4,605,036)	2,073,853
ITRAXX.EUR.CROSSOVER.30.V2	5.00%	Quarterly	12/20/23	EUR	244,494	(18,009,063)	(18,638,460)	629,397

						$(31,361,138)	$(35,402,849)	$4,041,711

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
ITRAXX.EUR.21.V1	1.00%	Quarterly	06/20/19	NR	EUR	9,633	$49,786	$50,023	$(237)
ITRAXX.EUR.23.V1	1.00%	Quarterly	06/20/20	NR	EUR	9,984	121,846	43,598	78,248
ITRAXX.EUR.25.V1	1.00%	Quarterly	06/20/21	NR	EUR	23,005	395,510	174,874	220,636
ITRAXX.EUR.CROSSOVER.25.V2	5.00%	Quarterly	06/20/21	NR	EUR	29,485	2,069,822	892,196	1,177,626
ITRAXX.FINSR.25.V1	1.00%	Quarterly	06/20/21	NR	EUR	138,370	1,714,476	(402,459)	2,116,935
ITRAXX.EUR.CROSSOVER.28.V1	5.00%	Quarterly	12/20/22	B+	EUR	13,840	993,634	1,629,534	(635,900)
ITRAXX.FINSR.28.V1	1.00%	Quarterly	12/20/22	A-	EUR	150,831	920,814	1,865,294	(944,480)

CONSOLIDATED SCHEDULES OF INVESTMENTS	99

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio

Centrally Cleared Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
ITRAXX.FINSR.29.V1	1.00%	Quarterly	06/20/23	A-	EUR	7,370	$10,237	$70,230	$(59,993)
CDX.NA.HY.31.V1	5.00%	Quarterly	12/20/23	B+	USD	146,424	3,162,710	4,480,716	(1,318,006)
ITRAXX.FINSR.30.V1	1.00%	Quarterly	12/20/23	A-	EUR	264,721	(1,276,506)	564,126	(1,840,632)

							$8,162,329	$9,368,132	$(1,205,803)

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
7.36%	Monthly	28 day MXIBTIIE	Monthly	N/A		01/28/19	MXN	4,426,959	$214,961	$—	$214,961
1 day Fed Funds	At Termination	2.41%	At Termination	01/30/19	(a)	03/20/19	USD	2,601,615	37,698	—	37,698
2.46%	At Termination	1 day Fed Funds	At Termination	03/20/19	(a)	05/01/19	USD	3,036,455	(189,079)	—	(189,079)
28 day MXIBTIIE	Monthly	8.21%	Monthly	N/A		10/07/20	MXN	3,695,000	(1,305,317)	—	(1,305,317)
28 day MXIBTIIE	Monthly	8.21%	Monthly	N/A		10/07/20	MXN	1,815,863	(643,402)	—	(643,402)
6 month LIBOR	Semi-Annual	1.18%	Semi-Annual	N/A		11/02/20	GBP	31,600	44,764	—	44,764
28 day MXIBTIIE	Monthly	8.51%	Monthly	N/A		11/04/20	MXN	5,600,000	(510,636)	—	(510,636)
6 month LIBOR	Semi-Annual	1.23%	Semi-Annual	N/A		11/08/20	GBP	29,940	74,880	2,594	72,286
3 month LIBOR	Quarterly	3.15%	Semi-Annual	N/A		12/10/20	USD	1,653,584	15,459,688	—	15,459,688
3.05%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/10/20	USD	3,589,657	(26,582,917)	—	(26,582,917)
-0.17%	Annual	6 month EURIBOR	Semi-Annual	03/11/19	(a)	12/11/20	EUR	188,570	(45,806)	—	(45,806)
-0.16%	Annual	6 month EURIBOR	Semi-Annual	03/11/19	(a)	12/11/20	EUR	339,460	(116,638)	—	(116,638)
-0.14%	Annual	6 month EURIBOR	Semi-Annual	03/11/19	(a)	12/11/20	EUR	528,030	(445,515)	—	(445,515)
2.86%	Semi-Annual	3 month LIBOR	Quarterly	04/03/19	(a)	12/31/20	USD	671,030	(2,526,623)	—	(2,526,623)
2.77%	Semi-Annual	3 month LIBOR	Quarterly	04/03/19	(a)	12/31/20	USD	570,580	(1,312,887)	—	(1,312,887)
3 month LIBOR	Quarterly	2.78%	Semi-Annual	02/16/19	(a)	02/16/21	USD	862,615	2,357,268	—	2,357,268
3 month LIBOR	Quarterly	3.05%	Semi-Annual	02/22/19	(a)	02/22/21	USD	871,160	7,059,192	—	7,059,192
2.88%	Semi-Annual	3 month LIBOR	Quarterly	03/18/19	(a)	03/18/21	USD	265,260	(1,346,452)	—	(1,346,452)
0.14%	Annual	6 month EURIBOR	Semi-Annual	06/18/19	(a)	06/18/21	EUR	243,185	(1,428,850)	—	(1,428,850)
2.10%	Quarterly	3 month BBR	Quarterly	N/A		08/23/21	AUD	28,008	(13,447)	—	(13,447)
3 month LIBOR	Quarterly	3.08%	Semi-Annual	09/15/20	(a)	09/15/21	USD	3,155,410	18,742,788	136,952	18,605,836
3 month LIBOR	Quarterly	3.11%	Semi-Annual	09/15/20	(a)	09/15/21	USD	533,870	3,297,202	—	3,297,202
3 month LIBOR	Quarterly	2.24%	Semi-Annual	11/01/19	(a)	11/01/21	USD	824,780	(4,401,422)	—	(4,401,422)
2.29%	Semi-Annual	6 month BBR	Semi-Annual	N/A		11/02/21	AUD	13,976	(65,356)	—	(65,356)
2.58%	Semi-Annual	3 month BA	Semi-Annual	N/A		12/03/21	CAD	43,261	(315,699)	—	(315,699)
6 month NIBOR	Semi-Annual	1.67%	Annual	N/A		12/06/21	NOK	342,250	75,195	—	75,195
6 month CIBOR	Semi-Annual	0.12%	Annual	N/A		12/06/21	DKK	255,083	68,019	6,443	61,576
3 month STIBOR	Quarterly	0.17%	Annual	N/A		12/06/21	SEK	354,804	(6,289)	4,888	(11,177)
3.01%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/07/21	USD	32,769	(390,188)	(8,660)	(381,528)
3 month LIBOR	Quarterly	2.72%	Semi-Annual	12/22/20	(a)	12/22/21	USD	259,460	687,771	2,541	685,230
3 month LIBOR	Quarterly	2.64%	Semi-Annual	12/30/19	(a)	12/30/21	USD	114,170	304,692	—	304,692
3 month LIBOR	Quarterly	2.59%	Semi-Annual	12/30/19	(a)	12/30/21	USD	113,635	185,721	—	185,721
3 month LIBOR	Quarterly	2.59%	Semi-Annual	12/31/19	(a)	12/31/21	USD	56,650	99,613	—	99,613
3 month LIBOR	Quarterly	2.60%	Semi-Annual	12/31/19	(a)	12/31/21	USD	56,650	102,838	—	102,838
3 month LIBOR	Quarterly	2.53%	Semi-Annual	01/03/20	(a)	01/03/22	USD	56,400	—	—	—
3 month LIBOR	Quarterly	2.56%	Semi-Annual	01/03/20	(a)	01/03/22	USD	54,955	—	—	—
3 month LIBOR	Quarterly	3.05%	Semi-Annual	05/11/20	(a)	05/11/22	USD	11,780	127,420	82,078	45,342
3 month LIBOR	Quarterly	3.20%	Semi-Annual	05/19/20	(a)	05/19/22	USD	118,910	1,636,722	1,176,467	460,255
3 month LIBOR	Quarterly	2.87%	Semi-Annual	06/02/20	(a)	06/02/22	USD	120,300	901,244	449,383	451,861
3 month LIBOR	Quarterly	3.08%	Semi-Annual	06/16/20	(a)	06/16/22	USD	59,940	687,564	461,685	225,879
3 month LIBOR	Quarterly	3.08%	Semi-Annual	06/16/20	(a)	06/16/22	USD	59,940	686,438	460,574	225,864
3 month LIBOR	Quarterly	3.04%	Semi-Annual	06/23/20	(a)	06/23/22	USD	59,720	639,294	416,084	223,210
3 month LIBOR	Quarterly	3.05%	Semi-Annual	06/23/20	(a)	06/23/22	USD	59,710	647,597	424,316	223,281
3 month LIBOR	Quarterly	2.96%	Semi-Annual	07/21/20	(a)	07/19/22	USD	202,140	1,861,366	—	1,861,366
3 month LIBOR	Quarterly	3.09%	Semi-Annual	07/28/20	(a)	07/28/22	USD	202,200	2,323,039	1,590,572	732,467
3 month LIBOR	Quarterly	2.93%	Semi-Annual	08/28/20	(a)	08/28/22	USD	79,745	685,362	409,818	275,544

100	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3.02%	Semi-Annual	3 month LIBOR	Quarterly	09/14/21	(a)	09/14/22	USD	3,155,410	$(14,929,475)	$(26,786)	$(14,902,689)
3.06%	Semi-Annual	3 month LIBOR	Quarterly	09/14/21	(a)	09/14/22	USD	533,870	(2,723,308)	1	(2,723,309)
6 month LIBOR	Semi-Annual	0.11%	Semi-Annual	N/A		10/06/22	JPY	8,313,000	292,705	—	292,705
3 month LIBOR	Quarterly	3.31%	Semi-Annual	10/07/20	(a)	10/07/22	USD	99,125	1,534,564	1,202,637	331,927
3 month LIBOR	Quarterly	3.29%	Semi-Annual	10/07/20	(a)	10/07/22	USD	99,185	1,506,803	1,175,034	331,769
3 month LIBOR	Quarterly	3.30%	Semi-Annual	10/07/20	(a)	10/07/22	USD	99,185	1,509,579	1,177,776	331,803
3 month LIBOR	Quarterly	3.31%	Semi-Annual	10/07/20	(a)	10/07/22	USD	99,125	1,543,813	1,211,771	332,042
3.21%	Semi-Annual	3 month LIBOR	Quarterly	10/13/20	(a)	10/13/22	USD	124,730	(1,694,388)	(1,256,886)	(437,502)
3.25%	Semi-Annual	3 month LIBOR	Quarterly	10/13/20	(a)	10/13/22	USD	61,440	(886,207)	(670,036)	(216,171)
3.24%	Semi-Annual	3 month LIBOR	Quarterly	10/13/20	(a)	10/13/22	USD	124,730	(1,764,195)	(1,325,794)	(438,401)
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	582,388	1,453,349	—	1,453,349
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	767,612	1,922,077	—	1,922,077
1.45%	Semi-Annual	6 month LIBOR	Semi-Annual	12/13/21	(a)	12/13/22	GBP	126,080	(63,456)	(3,181)	(60,275)
6 month EURIBOR	Semi-Annual	0.58%	Annual	12/15/21	(a)	12/15/22	EUR	135,340	220,480	—	220,480
0.42%	Annual	6 month EURIBOR	Semi-Annual	12/17/20	(a)	12/17/22	EUR	206,140	(680,529)	—	(680,529)
2.83%	Semi-Annual	3 month LIBOR	Quarterly	12/17/20	(a)	12/17/22	USD	73,752	(471,607)	(244,121)	(227,486)
1.45%	Semi-Annual	6 month LIBOR	Semi-Annual	12/17/21	(a)	12/17/22	GBP	126,840	(71,825)	(1)	(71,824)
6 month EURIBOR	Semi-Annual	0.36%	Annual	12/21/20	(a)	12/21/22	EUR	114,740	223,171	—	223,171
6 month EURIBOR	Semi-Annual	0.54%	Annual	12/21/21	(a)	12/21/22	EUR	135,680	158,145	—	158,145
2.74%	Semi-Annual	3 month LIBOR	Quarterly	12/21/21	(a)	12/21/22	USD	265,450	(490,368)	(26,416)	(463,952)
2.64%	Semi-Annual	3 month LIBOR	Quarterly	12/22/20	(a)	12/22/22	USD	177,220	(487,575)	45,882	(533,457)
3 month LIBOR	Quarterly	2.70%	Semi-Annual	12/22/20	(a)	12/22/22	USD	322,820	1,232,963	—	1,232,963
2.65%	Semi-Annual	3 month LIBOR	Quarterly	12/22/20	(a)	12/22/22	USD	169,590	(513,837)	(2,748)	(511,089)
2.63%	Semi-Annual	3 month LIBOR	Quarterly	12/22/20	(a)	12/22/22	USD	169,590	(447,680)	62,568	(510,248)
2.73%	Semi-Annual	3 month LIBOR	Quarterly	12/22/20	(a)	12/22/22	USD	237,210	(1,071,229)	(351,878)	(719,351)
2.96%	Semi-Annual	3 month LIBOR	Quarterly	01/04/19	(a)	02/28/23	USD	490,000	(7,463,430)	(204,283)	(7,259,147)
1 day Fed Funds	Annual	2.68%	Annual	04/03/19	(a)	05/31/23	USD	735,010	11,927,044	—	11,927,044
6 month LIBOR	Semi-Annual	0.15%	Semi-Annual	N/A		08/09/23	JPY	1,887,000	111,916	—	111,916
6 month LIBOR	Semi-Annual	0.14%	Semi-Annual	N/A		09/20/23	JPY	3,902,000	216,831	—	216,831
1.43%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		11/02/23	GBP	12,820	(120,021)	—	(120,021)
1.50%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		11/08/23	GBP	12,120	(161,767)	(6,186)	(155,581)
3.13%	Semi-Annual	3 month LIBOR	Quarterly	N/A		11/16/23	USD	524,075	(13,590,764)	—	(13,590,764)
3.05%	Semi-Annual	3 month LIBOR	Quarterly	N/A		11/29/23	USD	244,420	(5,342,459)	—	(5,342,459)
1.34%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		11/30/23	GBP	15,149	(51,357)	(15,669)	(35,688)
3.04%	Semi-Annual	3 month LIBOR	Quarterly	N/A		11/30/23	USD	2,313,984	(49,268,190)	43,558	(49,311,748)
2.62%	Semi-Annual	3 month BA	Semi-Annual	N/A		12/03/23	CAD	26,558	(310,087)	(2,771)	(307,316)
3 month LIBOR	Quarterly	3.08%	Semi-Annual	N/A		12/04/23	USD	796,593	18,599,681	—	18,599,681
6 month EURIBOR	Semi-Annual	0.28%	Annual	N/A		12/04/23	EUR	20,712	122,770	2,835	119,935
3 month STIBOR	Quarterly	0.51%	Annual	N/A		12/06/23	SEK	215,183	38,926	7,095	31,831
6 month CIBOR	Semi-Annual	0.42%	Annual	N/A		12/06/23	DKK	154,092	95,952	12,876	83,076
3.00%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/07/23	USD	20,216	(394,861)	(10,124)	(384,737)
3 month LIBOR	Quarterly	3.04%	Semi-Annual	N/A		12/18/23	USD	1,795,825	38,377,265	—	38,377,265
3 month LIBOR	Quarterly	3.06%	Semi-Annual	N/A		12/20/23	USD	1,009,235	22,550,155	—	22,550,155
3.21%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/20/23	USD	262,350	(7,735,397)	—	(7,735,397)
3 month LIBOR	Quarterly	3.05%	Semi-Annual	N/A		12/28/23	USD	807,973	17,659,219	—	17,659,219
2.94%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/31/23	USD	335,365	(5,569,786)	—	(5,569,786)
3 month LIBOR	Quarterly	2.94%	Semi-Annual	02/25/19	(a)	02/25/24	USD	1,154,413	19,603,318	—	19,603,318
6 month LIBOR	Semi-Annual	0.17%	Semi-Annual	03/20/19	(a)	03/20/24	JPY	24,846,000	1,592,538	—	1,592,538
0.54%	Annual	6 month EURIBOR	Semi-Annual	06/28/19	(a)	06/28/24	EUR	409,559	(5,311,846)	—	(5,311,846)
2.92%	Semi-Annual	3 month LIBOR	Quarterly	07/19/22	(a)	07/19/24	USD	635,200	(3,372,740)	—	(3,372,740)
3.10%	Semi-Annual	3 month LIBOR	Quarterly	11/19/19	(a)	11/19/24	USD	457,990	(11,175,845)	—	(11,175,845)
2.90%	Semi-Annual	3 month LIBOR	Quarterly	12/19/22	(a)	12/19/24	USD	154,834	(678,945)	—	(678,945)
28 day MXIBTIIE	Monthly	6.32%	Monthly	N/A		07/17/25	MXN	604,966	(3,674,439)	—	(3,674,439)
2.97%	Semi-Annual	3 month LIBOR	Quarterly	N/A		07/31/25	USD	1,250,000	(26,960,137)	(1,375,880)	(25,584,257)
3 month LIBOR	Quarterly	2.13%	Semi-Annual	N/A		08/25/25	USD	19,850	(499,661)	1,359,592	(1,859,253)
2.27%	Semi-Annual	3 month LIBOR	Quarterly	N/A		09/11/25	USD	15,182	245,200	(1,202,592)	1,447,792
3 month LIBOR	Quarterly	2.98%	Semi-Annual	07/19/24	(a)	07/19/26	USD	334,760	946,259	—	946,259
2.91%	Semi-Annual	3 month LIBOR	Quarterly	N/A		08/23/26	USD	10,069	(262,747)	—	(262,747)
3 month LIBOR	Quarterly	3.05%	Semi-Annual	12/17/24	(a)	12/17/26	USD	81,363	263,832	(1)	263,833
28 day MXIBTIIE	Monthly	7.49%	Monthly	N/A		04/14/27	MXN	1,412,000	(5,527,350)	—	(5,527,350)
0.29%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		10/06/27	JPY	3,811,000	(517,025)	—	(517,025)

CONSOLIDATED SCHEDULES OF INVESTMENTS	101

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
2.85%	Semi-Annual	3 month LIBOR	Quarterly	N/A		02/06/28	USD	164,750	$(3,328,492)	$—	$(3,328,492)
6 month EURIBOR	Semi-Annual	0.80%	Annual	03/11/19	(a)	02/15/28	EUR	110,950	649,014	—	649,014
6 month EURIBOR	Semi-Annual	0.82%	Annual	03/11/19	(a)	02/15/28	EUR	30,288	246,572	—	246,572
6 month EURIBOR	Semi-Annual	0.78%	Annual	03/11/19	(a)	02/15/28	EUR	71,330	296,812	—	296,812
6 month EURIBOR	Semi-Annual	0.82%	Annual	03/11/19	(a)	02/15/28	EUR	389,390	2,920,697	—	2,920,697
6 month EURIBOR	Semi-Annual	0.81%	Annual	03/11/19	(a)	02/15/28	EUR	106,000	737,576	(17)	737,593
6 month EURIBOR	Semi-Annual	0.76%	Annual	03/11/19	(a)	02/15/28	EUR	39,620	82,432	—	82,432
0.38%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		08/09/28	JPY	938,000	(198,266)	—	(198,266)
3.12%	Semi-Annual	3 month LIBOR	Quarterly	03/29/19	(a)	08/15/28	USD	16,620	(564,168)	18,007	(582,175)
2.93%	Semi-Annual	3 month LIBOR	Quarterly	N/A		08/24/28	USD	22,270	(576,020)	—	(576,020)
0.35%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		09/20/28	JPY	1,895,000	(337,765)	—	(337,765)
3.16%	Semi-Annual	3 month LIBOR	Quarterly	N/A		10/03/28	USD	12,489	(491,201)	—	(491,201)
3 month LIBOR	Quarterly	3.17%	Semi-Annual	N/A		11/20/28	USD	62,875	2,466,852	—	2,466,852
3 month LIBOR	Quarterly	3.14%	Semi-Annual	N/A		11/29/28	USD	217,830	8,096,646	—	8,096,646
1.54%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		11/30/28	GBP	7,864	(111,609)	(20,310)	(91,299)
3 month LIBOR	Quarterly	3.13%	Semi-Annual	N/A		11/30/28	USD	898,026	32,231,563	(387,719)	32,619,282
2.75%	Semi-Annual	3 month BA	Semi-Annual	N/A		12/03/28	CAD	14,131	(263,764)	(6,265)	(257,499)
6 month EURIBOR	Semi-Annual	0.88%	Annual	N/A		12/04/28	EUR	10,707	107,677	1,682	105,995
3 month STIBOR	Quarterly	1.16%	Annual	N/A		12/06/28	SEK	112,148	67,889	19,567	48,322
6 month CIBOR	Semi-Annual	1.03%	Annual	N/A		12/06/28	DKK	79,458	87,629	22,445	65,184
3.08%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/07/28	USD	10,829	(340,432)	(6,038)	(334,394)
3.08%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/19/28	USD	349,345	(10,706,820)	—	(10,706,820)
2.85%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/24/28	USD	35,050	(386,112)	—	(386,112)
0.19%	Semi-Annual	6 month LIBOR	Semi-Annual	01/04/19	(a)	01/04/29	JPY	3,027,670	(47,968)	—	(47,968)
3.28%	Semi-Annual	3 month LIBOR	Quarterly	01/04/19	(a)	01/04/29	USD	132,380	(6,447,013)	—	(6,447,013)
3 month STIBOR	Quarterly	1.29%	Annual	02/15/19	(a)	02/15/29	SEK	75,920	118,095	2,558	115,537
3.04%	Semi-Annual	3 month LIBOR	Quarterly	02/16/19	(a)	02/16/29	USD	190,900	(5,140,252)	—	(5,140,252)
1.37%	Annual	6 month EURIBOR	Semi-Annual	02/20/19	(a)	02/20/29	EUR	76,370	(4,564,978)	—	(4,564,978)
1.38%	Annual	6 month EURIBOR	Semi-Annual	02/22/19	(a)	02/22/29	EUR	4,150	(252,207)	—	(252,207)
3 month STIBOR	Quarterly	1.20%	Annual	03/20/19	(a)	03/20/29	SEK	74,700	21,113	12,321	8,792
8.50%	Quarterly	3 month JIBAR	Quarterly	03/20/19	(a)	03/20/29	ZAR	51,210	(62,754)	—	(62,754)
3 month STIBOR	Quarterly	1.28%	Annual	03/20/19	(a)	03/20/29	SEK	73,370	85,901	—	85,901
8.79%	Quarterly	3 month JIBAR	Quarterly	03/20/19	(a)	03/20/29	ZAR	232,650	(598,845)	—	(598,845)
3 month STIBOR	Quarterly	1.21%	Annual	03/20/19	(a)	03/20/29	SEK	70,030	32,609	5,742	26,867
0.39%	Semi-Annual	6 month LIBOR	Semi-Annual	03/20/19	(a)	03/20/29	JPY	12,458,000	(2,293,700)	—	(2,293,700)
8.85%	Quarterly	3 month JIBAR	Quarterly	03/20/19	(a)	03/20/29	ZAR	135,660	(385,857)	—	(385,857)
3.23%	Semi-Annual	3 month LIBOR	Quarterly	04/26/19	(a)	04/26/29	USD	30,822	(1,343,825)	(1)	(1,343,824)
3 month LIBOR	Quarterly	3.35%	Semi-Annual	04/26/19	(a)	04/26/29	USD	88,573	4,764,655	—	4,764,655
3.26%	Semi-Annual	3 month LIBOR	Quarterly	04/26/19	(a)	04/26/29	USD	125,550	(5,826,985)	—	(5,826,985)
2.93%	Semi-Annual	3 month LIBOR	Quarterly	06/12/19	(a)	06/12/29	USD	53,853	(906,817)	—	(906,817)
0.22%	Semi-Annual	6 month LIBOR	Semi-Annual	06/19/19	(a)	06/19/29	JPY	1,738,000	(33,431)	—	(33,431)
3 month LIBOR	Quarterly	3.00%	Semi-Annual	03/29/19	(a)	02/15/36	USD	81,560	1,709,556	—	1,709,556
0.69%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		06/18/38	JPY	9,339,000	(2,654,989)	—	(2,654,989)
0.70%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		06/18/38	JPY	9,480,500	(2,819,066)	—	(2,819,066)
0.70%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		06/18/38	JPY	9,480,500	(2,751,361)	—	(2,751,361)
0.62%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		12/14/38	JPY	745,100	(99,433)	—	(99,433)
3.34%	Semi-Annual	3 month LIBOR	Quarterly	N/A		02/15/44	USD	2,090	(193,125)	—	(193,125)
3.36%	Semi-Annual	3 month LIBOR	Quarterly	N/A		02/15/44	USD	2,260	(215,104)	—	(215,104)
3.25%	Semi-Annual	3 month LIBOR	Quarterly	N/A		02/15/44	USD	4,450	(334,042)	—	(334,042)
3.21%	Semi-Annual	3 month LIBOR	Quarterly	03/29/19	(a)	05/15/44	USD	4,140	(280,104)	—	(280,104)
3.23%	Semi-Annual	3 month LIBOR	Quarterly	03/29/19	(a)	05/15/44	USD	222,220	(14,831,094)	(1,150,157)	(13,680,937)
6 month EURIBOR	Semi-Annual	1.42%	Annual	03/11/19	(a)	07/04/44	EUR	2,980	18,801	(1,203)	20,004
6 month EURIBOR	Semi-Annual	1.52%	Annual	N/A		07/04/44	EUR	5,960	252,267	9,478	242,789
0.91%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		07/12/47	JPY	25,750	(14,171)	—	(14,171)
0.92%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		07/12/47	JPY	546,750	(309,112)	—	(309,112)
6 month EURIBOR	Semi-Annual	1.92%	Annual	01/20/28	(a)	01/20/48	EUR	5,940	175,329	—	175,329
0.95%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		02/22/48	JPY	372,500	(234,922)	—	(234,922)
3.35%	Semi-Annual	3 month LIBOR	Quarterly	N/A		11/09/48	USD	57,820	(5,945,149)	—	(5,945,149)
3 month LIBOR	Quarterly	3.27%	Semi-Annual	N/A		11/20/48	USD	31,440	2,692,900	—	2,692,900
3.22%	Semi-Annual	3 month LIBOR	Quarterly	N/A		11/30/48	USD	915,496	(68,604,231)	718,373	(69,322,604)
2.91%	Semi-Annual	3 month BA	Semi-Annual	N/A		12/03/48	CAD	5,986	(219,497)	(1,502)	(217,995)

102	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6 month EURIBOR	Semi-Annual	1.46%	Annual	N/A		12/04/48	EUR	4,198	$101,963	$90	$101,873
1.73%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		12/04/48	GBP	3,137	(184,207)	4,436	(188,643)
3 month STIBOR	Quarterly	1.68%	Annual	N/A		12/06/48	SEK	44,677	63,756	6,309	57,447
6 month CIBOR	Semi-Annual	1.53%	Annual	N/A		12/06/48	DKK	30,806	65,135	1,799	63,336
3.08%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/06/48	USD	56,240	(2,500,625)	—	(2,500,625)
3.19%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/07/48	USD	4,688	(315,983)	(4,263)	(311,720)
3.18%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/19/48	USD	174,670	(11,385,168)	—	(11,385,168)
3 month LIBOR	Quarterly	3.08%	Semi-Annual	02/20/23	(a)	02/20/53	USD	12,220	396,429	—	396,429

									$(113,584,961)	$4,437,339	$(118,022,300)

(a)	Forward Swap.

OTC Currency Swaps

Paid by the Fund		Received by the Fund		Notional Amount (000)		Counterparty	Termination Date(a)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency	Delivered	Received
16.77 TRY	Annual	3 month LIBOR	Quarterly	TRY 55,460	USD 10,356	JPMorgan Chase Bank NA	06/19/24	$(432,954)	$—	$(432,954)

(a)	At termination date, the notional amount delivered will be exchanged for the notional amount received.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
JFE Holdings, Inc.	1.00%	Quarterly	Goldman Sachs International	03/20/19	JPY	1,000,000	$(19,882)	$(2,893)	$(16,989)
Kawasaki Kisen Kaisha Ltd.	1.00%	Quarterly	Goldman Sachs International	03/20/19	JPY	277,000	4,826	8,127	(3,301)
Kawasaki Kisen Kaisha Ltd.	1.00%	Quarterly	Goldman Sachs International	03/20/19	JPY	223,000	3,885	7,365	(3,480)
Nippon Yusen KK	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/19	JPY	500,000	(16,144)	(10,527)	(5,617)
Frontier Communications Corp.	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/19	USD	2,843	326,964	283,990	42,974
Thomas Cook Group plc	5.00%	Quarterly	Credit Suisse International	12/20/19	EUR	580	20,766	30,617	(9,851)
Beazer Homes USA, Inc.	5.00%	Quarterly	Barclays Bank plc	06/20/20	USD	5,480	(239,938)	(336,052)	96,114
HCA, Inc.	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/20	USD	2,550	(172,118)	(173,637)	1,519
HCA, Inc.	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/20	USD	8,510	(574,401)	(576,838)	2,437
Thomas Cook Group plc	5.00%	Quarterly	Bank of America NA	06/20/20	EUR	2,970	192,226	(197,221)	389,447
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/20	USD	61,427	(120,659)	202,910	(323,569)
United Mexican States	1.00%	Quarterly	Bank of America NA	09/20/20	USD	61,427	(108,414)	315,343	(423,757)
Australia & New Zealand Banking Group Ltd.	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	12,048	(168,800)	(22,357)	(146,443)
Australia & New Zealand Banking Group Ltd.	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	7,952	(111,420)	(16,239)	(95,181)
Australia & New Zealand Banking Group Ltd.	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	10,000	(140,109)	(1,867)	(138,242)
CenturyLink, Inc.	1.00%	Quarterly	Barclays Bank plc	12/20/20	USD	4,925	71,552	226,912	(155,360)
Commonwealth Bank of Australia	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	11,500	(159,464)	(17,053)	(142,411)
Commonwealth Bank of Australia	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	10,000	(138,664)	(11,180)	(127,484)
ITOCHU Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	320,235	(45,836)	(9,077)	(36,759)
ITOCHU Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	293,255	(41,974)	(5,832)	(36,142)
ITOCHU Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	293,255	(41,974)	(7,956)	(34,018)
ITOCHU Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	293,255	(41,974)	(7,511)	(34,463)
Mitsubishi Corp.	1.00%	Quarterly	Barclays Bank plc	12/20/20	JPY	475,732	(72,592)	(28,916)	(43,676)
Mitsubishi Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	293,255	(44,748)	(15,569)	(29,179)
Mitsui & Co. Ltd.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	586,510	(88,503)	(12,358)	(76,145)
Mitsui & Co. Ltd.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	293,255	(44,251)	(4,469)	(39,782)
National Australia Bank Ltd.	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	10,000	(142,496)	(5,597)	(136,899)
Standard Chartered Bank	1.00%	Quarterly	BNP Paribas SA	12/20/20	EUR	8,220	(131,914)	75,158	(207,072)
Standard Chartered Bank	1.00%	Quarterly	BNP Paribas SA	12/20/20	EUR	4,650	(74,623)	44,507	(119,130)

CONSOLIDATED SCHEDULES OF INVESTMENTS	103

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Standard Chartered Bank	1.00%	Quarterly	Goldman Sachs International	12/20/20	EUR	6,050	$(97,091)	$25,001	$(122,092)
Standard Chartered Bank	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/20	EUR	2,410	(38,675)	23,517	(62,192)
Sumitomo Corp.	1.00%	Quarterly	Barclays Bank plc	12/20/20	JPY	249,377	(36,562)	4,458	(41,020)
Sumitomo Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/20	JPY	253,165	(37,118)	7,759	(44,877)
Westpac Banking Corp.	1.00%	Quarterly	Citibank NA	12/20/20	USD	10,000	(143,895)	(13,048)	(130,847)
Wind Tre SpA	5.00%	Quarterly	Credit Suisse International	12/20/20	EUR	2,600	(201,192)	(170,440)	(30,752)
ITRAXX.JPN.25.V1	1.00%	Quarterly	Bank of America NA	06/20/21	JPY	1,230,769	(162,655)	(53,563)	(109,092)
ITRAXX.JPN.25.V1	1.00%	Quarterly	Bank of America NA	06/20/21	JPY	769,231	(101,659)	(35,460)	(66,199)
ITRAXX.JPN.25.V1	1.00%	Quarterly	Barclays Bank plc	06/20/21	JPY	461,538	(60,996)	(21,711)	(39,285)
ITRAXX.JPN.25.V1	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/21	JPY	384,615	(50,830)	(22,698)	(28,132)
ITRAXX.JPN.25.V1	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/21	JPY	769,231	(101,659)	(37,444)	(64,215)
ITRAXX.JPN.25.V1	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/21	JPY	384,615	(50,830)	(18,722)	(32,108)
Stena AB	5.00%	Quarterly	Goldman Sachs International	06/20/21	EUR	870	(23,745)	(34,744)	10,999
Ally Financial, Inc.	5.00%	Quarterly	Credit Suisse International	06/20/22	USD	4,940	(577,176)	(387,677)	(189,499)
CBS Corp.	1.00%	Quarterly	Credit Suisse International	12/20/22	USD	7,820	(91,813)	(68,991)	(22,822)
CenturyLink, Inc.	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/22	USD	2,930	296,071	381,359	(85,288)
Rite Aid Corp.	5.00%	Quarterly	Citibank NA	12/20/22	USD	4,900	1,108,627	490,657	617,970
Staples, Inc.	5.00%	Quarterly	Goldman Sachs International	12/20/22	USD	4,920	(134,893)	132,091	(266,984)
Unitymedia GmbH	5.00%	Quarterly	Credit Suisse International	12/20/22	EUR	700	(130,660)	(122,529)	(8,131)
Cable & Wireless International Finance BV	5.00%	Quarterly	Goldman Sachs International	06/20/23	EUR	1,500	(269,803)	(251,105)	(18,698)
Intesa Sanpaolo SpA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	EUR	2,452	339,921	242,086	97,835
Intesa Sanpaolo SpA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	EUR	1,700	235,672	168,609	67,063
Intesa Sanpaolo SpA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	EUR	2,900	402,028	292,907	109,121
Intesa Sanpaolo SpA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	EUR	1,700	235,672	169,377	66,295
Kroger Co. (The)	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	USD	23,100	(122,438)	(283,683)	161,245
Nordstrom, Inc.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	USD	11,600	316,518	243,564	72,954
Novafives SAS	5.00%	Quarterly	Citibank NA	06/20/23	EUR	500	45,989	(30,582)	76,571
Novafives SAS	5.00%	Quarterly	Citibank NA	06/20/23	EUR	600	55,186	(25,730)	80,916
Smurfit Kappa Acquisitions ULC	5.00%	Quarterly	Barclays Bank plc	06/20/23	EUR	500	(93,120)	(112,328)	19,208
Smurfit Kappa Acquisitions ULC	5.00%	Quarterly	BNP Paribas SA	06/20/23	EUR	800	(148,992)	(169,778)	20,786
Smurfit Kappa Acquisitions ULC	5.00%	Quarterly	Credit Suisse International	06/20/23	EUR	4,000	(744,957)	(793,672)	48,715
Smurfit Kappa Acquisitions ULC	5.00%	Quarterly	Credit Suisse International	06/20/23	EUR	800	(148,992)	(167,188)	18,196
Smurfit Kappa Acquisitions ULC	5.00%	Quarterly	Goldman Sachs International	06/20/23	EUR	800	(148,992)	(157,756)	8,764
Smurfit Kappa Acquisitions ULC	5.00%	Quarterly	Goldman Sachs International	06/20/23	EUR	800	(148,992)	(160,525)	11,533
Smurfit Kappa Acquisitions ULC	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	EUR	500	(93,120)	(106,563)	13,443
Unitymedia GmbH	5.00%	Quarterly	Barclays Bank plc	06/20/23	EUR	740	(148,762)	(160,921)	12,159
Unitymedia GmbH	5.00%	Quarterly	Credit Suisse International	06/20/23	EUR	2,870	(576,955)	(652,119)	75,164
Unitymedia GmbH	5.00%	Quarterly	Credit Suisse International	06/20/23	EUR	2,360	(474,430)	(509,279)	34,849
Unitymedia GmbH	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	EUR	2,100	(422,162)	(452,220)	30,058
UPC Holding BV	5.00%	Quarterly	Citibank NA	06/20/23	EUR	830	(138,029)	(137,762)	(267)
UPC Holding BV	5.00%	Quarterly	Credit Suisse International	06/20/23	EUR	1,400	(232,820)	(228,381)	(4,439)
UPC Holding BV	5.00%	Quarterly	Credit Suisse International	06/20/23	EUR	900	(149,671)	(159,042)	9,371
UPC Holding BV	5.00%	Quarterly	Goldman Sachs International	06/20/23	EUR	550	(91,465)	(90,212)	(1,253)
UPC Holding BV	5.00%	Quarterly	Goldman Sachs International	06/20/23	EUR	600	(99,781)	(103,614)	3,833
Airbus Finance BV	1.00%	Quarterly	Merrill Lynch International	12/20/23	EUR	3,335	(95,235)	(91,378)	(3,857)
Altice Luxembourg SA	5.00%	Quarterly	Barclays Bank plc	12/20/23	EUR	1,950	292,587	291,844	743
Altice Luxembourg SA	5.00%	Quarterly	Barclays Bank plc	12/20/23	EUR	584	87,626	68,336	19,290
Altice Luxembourg SA	5.00%	Quarterly	Barclays Bank plc	12/20/23	EUR	292	43,813	29,287	14,526
Altice Luxembourg SA	5.00%	Quarterly	Barclays Bank plc	12/20/23	EUR	1,100	165,049	116,752	48,297
Altice Luxembourg SA	5.00%	Quarterly	Citibank NA	12/20/23	EUR	1,640	246,073	162,573	83,500
Anglo American Capital plc	5.00%	Quarterly	Barclays Bank plc	12/20/23	EUR	4,390	(795,633)	(810,462)	14,829
ArcelorMittal	5.00%	Quarterly	Goldman Sachs International	12/20/23	EUR	1,400	(212,323)	(263,471)	51,148
Ardagh Packaging Finance plc	5.00%	Quarterly	BNP Paribas SA	12/20/23	EUR	938	(84,929)	(84,648)	(281)
Ardagh Packaging Finance plc	5.00%	Quarterly	Citibank NA	12/20/23	EUR	600	(54,355)	(59,468)	5,113
Banco Bilbao Vizcaya Argentaria SA	1.00%	Quarterly	BNP Paribas SA	12/20/23	EUR	2,940	241,885	217,894	23,991
Cable & Wireless International Finance BV	5.00%	Quarterly	BNP Paribas SA	12/20/23	EUR	600	(112,911)	(121,812)	8,901

104	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Cable & Wireless International Finance BV	5.00%	Quarterly	Goldman Sachs International	12/20/23	EUR	1,470	$(276,631)	$(308,267)	$31,636
Cable & Wireless International Finance BV	5.00%	Quarterly	Goldman Sachs International	12/20/23	EUR	1,538	(289,515)	(307,531)	18,016
Cable & Wireless International Finance BV	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	EUR	1,510	(284,158)	(317,226)	33,068
Cellnex Telecom SA	5.00%	Quarterly	Credit Suisse International	12/20/23	EUR	1,500	(302,596)	(301,850)	(746)
Centrica plc	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	EUR	3,000	17,652	(29,136)	46,788
Clariant AG	1.00%	Quarterly	Barclays Bank plc	12/20/23	EUR	2,885	18,695	(52,124)	70,819
Clariant AG	1.00%	Quarterly	Barclays Bank plc	12/20/23	EUR	1,447	9,376	(7,164)	16,540
Clariant AG	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	EUR	2,893	18,747	(16,029)	34,776
Deutsche Bank AG	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	EUR	6,000	950,841	1,019,783	(68,942)
Deutsche Bank AG	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	EUR	4,500	713,131	736,738	(23,607)
Deutsche Lufthansa AG	1.00%	Quarterly	BNP Paribas SA	12/20/23	EUR	6,750	(81,375)	(61,949)	(19,426)
Elis SA	5.00%	Quarterly	BNP Paribas SA	12/20/23	EUR	900	(172,346)	(182,489)	10,143
Elis SA	5.00%	Quarterly	BNP Paribas SA	12/20/23	EUR	1,210	(231,710)	(246,065)	14,355
Elis SA	5.00%	Quarterly	Goldman Sachs International	12/20/23	EUR	800	(153,197)	(157,918)	4,721
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	14,499	693,468	631,604	61,864
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	14,498	693,420	631,560	61,860
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	17,120	818,833	781,938	36,895
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	14,499	693,468	631,604	61,864
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	14,499	693,468	627,559	65,909
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	14,499	693,468	631,604	61,864
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	14,499	693,468	624,474	68,994
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	14,499	693,468	649,126	44,342
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	14,498	693,420	624,431	68,989
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	14,499	693,463	665,295	28,168
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	14,499	693,468	643,949	49,519
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	28,998	1,386,937	1,275,557	111,380
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	14,499	693,468	631,604	61,864
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	14,498	693,420	643,904	49,516
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	28,997	1,386,889	1,275,513	111,376
Federative Republic of Brazil	1.00%	Quarterly	Goldman Sachs International	12/20/23	USD	55,170	2,638,710	4,678,483	(2,039,773)
Federative Republic of Brazil	1.00%	Quarterly	Goldman Sachs International	12/20/23	USD	10,000	478,287	443,100	35,187
Federative Republic of Brazil	1.00%	Quarterly	HSBC Bank plc	12/20/23	USD	160,143	7,659,432	13,616,663	(5,957,231)
Fiat Chrysler Automobiles NV	5.00%	Quarterly	Barclays Bank plc	12/20/23	EUR	2,070	(352,023)	(349,653)	(2,370)
HeidelbergCement Finance Luxembourg SA	5.00%	Quarterly	Bank of America NA	12/20/23	EUR	1,444	(282,520)	(299,824)	17,304
HeidelbergCement Finance Luxembourg SA	5.00%	Quarterly	Barclays Bank plc	12/20/23	EUR	2,311	(452,032)	(471,911)	19,879
HeidelbergCement Finance Luxembourg SA	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	EUR	1,444	(282,520)	(295,248)	12,728
INEOS Group Holdings SA	5.00%	Quarterly	Barclays Bank plc	12/20/23	EUR	3,220	(210,016)	(245,571)	35,555
Intesa Sanpaolo SpA	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	EUR	1,064	46,785	32,414	14,371
LANXESS AG	1.00%	Quarterly	Bank of America NA	12/20/23	EUR	3,828	44,265	(75,419)	119,684
Leonardo SpA	5.00%	Quarterly	Goldman Sachs International	12/20/23	EUR	2,930	(490,428)	(520,589)	30,161
Marks & Spencer plc	1.00%	Quarterly	Barclays Bank plc	12/20/23	EUR	5,914	445,550	159,013	286,537
Marks & Spencer plc	1.00%	Quarterly	BNP Paribas SA	12/20/23	EUR	1,990	149,923	64,581	85,342
Marks & Spencer plc	1.00%	Quarterly	Citibank NA	12/20/23	EUR	3,420	257,657	117,072	140,585
Matterhorn Telecom SA	5.00%	Quarterly	Barclays Bank plc	12/20/23	EUR	700	(64,931)	(64,504)	(427)
Matterhorn Telecom SA	5.00%	Quarterly	Goldman Sachs International	12/20/23	EUR	700	(64,931)	(59,508)	(5,423)
Next plc	1.00%	Quarterly	Barclays Bank plc	12/20/23	EUR	1,480	57,643	42,017	15,626
Next plc	1.00%	Quarterly	Barclays Bank plc	12/20/23	EUR	8,600	334,952	76,278	258,674
Next plc	1.00%	Quarterly	Citibank NA	12/20/23	EUR	3,420	133,202	35,057	98,145
Next plc	1.00%	Quarterly	Citibank NA	12/20/23	EUR	1,480	57,643	41,241	16,402
Next plc	1.00%	Quarterly	Goldman Sachs International	12/20/23	EUR	1,990	77,507	18,647	58,860
NXP BV	1.00%	Quarterly	BNP Paribas SA	12/20/23	EUR	866	(167,810)	(197,966)	30,156
NXP BV	5.00%	Quarterly	Goldman Sachs International	12/20/23	EUR	550	(106,541)	(120,527)	13,986
NXP BV	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	EUR	725	(140,569)	(157,437)	16,868
OI European Group BV	5.00%	Quarterly	BNP Paribas SA	12/20/23	EUR	1,300	(227,082)	(258,194)	31,112
OTE plc	5.00%	Quarterly	Bank of America NA	12/20/23	EUR	600	(117,563)	(119,514)	1,951
OTE plc	5.00%	Quarterly	Goldman Sachs International	12/20/23	EUR	1,550	(303,705)	(300,210)	(3,495)
OTE plc	5.00%	Quarterly	Goldman Sachs International	12/20/23	EUR	600	(117,563)	(117,488)	(75)
OTE plc	5.00%	Quarterly	Goldman Sachs International	12/20/23	EUR	1,500	(293,908)	(295,577)	1,669

CONSOLIDATED SCHEDULES OF INVESTMENTS	105

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
People’s Republic of China	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	USD	12,000	$(182,773)	$(170,786)	$(11,987)
Pernod Ricard SA	1.00%	Quarterly	Citibank NA	12/20/23	EUR	130	(3,881)	(3,940)	59
Pernod Ricard SA	1.00%	Quarterly	Citibank NA	12/20/23	EUR	2,860	(85,375)	(86,673)	1,298
Pernod Ricard SA	1.00%	Quarterly	Citibank NA	12/20/23	EUR	2,800	(83,583)	(84,051)	468
Peugeot SA	5.00%	Quarterly	Citibank NA	12/20/23	EUR	1,400	(269,757)	(283,785)	14,028
Peugeot SA	5.00%	Quarterly	Goldman Sachs International	12/20/23	EUR	2,700	(520,247)	(572,146)	51,899
Peugeot SA	5.00%	Quarterly	Societe Generale SA	12/20/23	EUR	1,480	(285,172)	(275,999)	(9,173)
Renault SA	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	EUR	2,960	63,383	62,195	1,188
Repsol International Finance BV	1.00%	Quarterly	Barclays Bank plc	12/20/23	EUR	3,100	(17,583)	(6,822)	(10,761)
Repsol International Finance BV	1.00%	Quarterly	Goldman Sachs International	12/20/23	EUR	5,820	(33,011)	(70,209)	37,198
Repsol International Finance BV	1.00%	Quarterly	Societe Generale SA	12/20/23	EUR	2,910	(16,505)	(17,612)	1,107
Republic of Colombia	1.00%	Quarterly	Bank of America NA	12/20/23	USD	8,557	220,214	93,514	126,700
Republic of Colombia	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	14,370	369,811	274,867	94,944
Republic of Colombia	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	14,371	369,837	274,886	94,951
Republic of Colombia	1.00%	Quarterly	BNP Paribas SA	12/20/23	USD	6,158	158,466	104,136	54,330
Republic of Colombia	1.00%	Quarterly	BNP Paribas SA	12/20/23	USD	5,543	142,649	86,427	56,222
Republic of Colombia	1.00%	Quarterly	Citibank NA	12/20/23	USD	14,037	361,241	268,398	92,843
Republic of Colombia	1.00%	Quarterly	Citibank NA	12/20/23	USD	14,038	361,267	283,790	77,477
Republic of Colombia	1.00%	Quarterly	Citibank NA	12/20/23	USD	14,038	361,267	262,261	99,006
Republic of Colombia	1.00%	Quarterly	Citibank NA	12/20/23	USD	11,000	283,084	84,034	199,050
Republic of Colombia	1.00%	Quarterly	Citibank NA	12/20/23	USD	14,038	361,267	277,644	83,623
Republic of Colombia	1.00%	Quarterly	Citibank NA	12/20/23	USD	4,484	115,395	83,802	31,593
Republic of Colombia	1.00%	Quarterly	Deutsche Bank AG	12/20/23	USD	14,334	368,884	274,178	94,706
Republic of South Africa	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/23	USD	2,910	156,913	160,307	(3,394)
Republic of the Philippines	1.00%	Quarterly	BNP Paribas SA	12/20/23	USD	106,000	(692,410)	(498,290)	(194,120)
Republic of Turkey	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/23	USD	5,000	550,409	560,164	(9,755)
Rio Tinto Finance USA Ltd.	1.00%	Quarterly	Citibank NA	12/20/23	USD	11,800	(101,009)	(194,974)	93,965
SoftBank Group Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/23	JPY	717,212	521,827	327,472	194,355
SoftBank Group Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/23	JPY	382,200	278,080	234,785	43,295
Standard Chartered plc	5.00%	Quarterly	Citibank NA	12/20/23	EUR	2,940	206,314	223,258	(16,944)
Standard Chartered plc	1.00%	Quarterly	Citibank NA	12/20/23	EUR	2,900	203,507	192,584	10,923
Stena AB	5.00%	Quarterly	Citibank NA	12/20/23	EUR	2,770	289,180	86,475	202,705
Stena AB	5.00%	Quarterly	Credit Suisse International	12/20/23	EUR	560	58,463	16,859	41,604
Sudzucker International Finance BV	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	EUR	2,960	122,725	85,694	37,031
Sunrise Communications Holdings SA	5.00%	Quarterly	Citibank NA	12/20/23	EUR	2,960	(749,593)	(730,040)	(19,553)
Telefonica Emisiones SA	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	EUR	4,200	9,934	(9,544)	19,478
Total Capital SA	1.00%	Quarterly	BNP Paribas SA	12/20/23	EUR	5,820	(184,105)	(206,262)	22,157
Total Capital SA	1.00%	Quarterly	Societe Generale SA	12/20/23	EUR	2,910	(92,052)	(89,717)	(2,335)
UniCredit SpA	1.00%	Quarterly	Citibank NA	12/20/23	EUR	4,016	665,861	480,194	185,667
United Mexican States	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	31,290	779,374	239,149	540,225
United Mexican States	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	24,126	600,933	189,748	411,185
United Mexican States	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	12,063	300,466	92,197	208,269
United Mexican States	1.00%	Quarterly	BNP Paribas SA	12/20/23	USD	12,025	299,520	91,247	208,273
United Mexican States	1.00%	Quarterly	BNP Paribas SA	12/20/23	USD	12,025	299,520	96,582	202,938
United Mexican States	1.00%	Quarterly	BNP Paribas SA	12/20/23	USD	12,025	299,520	96,582	202,938
United Mexican States	1.00%	Quarterly	BNP Paribas SA	12/20/23	USD	8,764	218,295	83,871	134,424
United Mexican States	1.00%	Quarterly	BNP Paribas SA	12/20/23	USD	14,174	353,047	313,478	39,569
United Mexican States	1.00%	Quarterly	BNP Paribas SA	12/20/23	USD	12,025	299,520	96,582	202,938
United Mexican States	1.00%	Quarterly	BNP Paribas SA	12/20/23	USD	14,175	353,072	313,501	39,571
United Mexican States	1.00%	Quarterly	BNP Paribas SA	12/20/23	USD	11,651	290,204	257,679	32,525
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/23	USD	14,024	349,311	305,434	43,877
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/23	USD	39,300	978,888	860,607	118,281
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/23	USD	16,828	419,165	299,979	119,186
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/23	USD	32,900	819,476	315,538	503,938
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/23	USD	11,620	289,432	70,103	219,329
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/23	USD	13,839	344,703	77,332	267,371
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/23	USD	20,390	507,876	195,557	312,319
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/23	USD	11,829	294,638	68,732	225,906
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/23	USD	14,023	349,287	317,671	31,616

106	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/23	USD	14,024	$349,311	$277,704	$71,607
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/23	USD	14,024	349,311	268,474	80,837
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/23	USD	16,929	421,674	398,634	23,040
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/23	USD	11,749	292,646	87,188	205,458
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/23	USD	11,829	294,638	63,467	231,171
United Mexican States	1.00%	Quarterly	Deutsche Bank AG	12/20/23	USD	11,224	279,569	109,892	169,677
United Mexican States	1.00%	Quarterly	Deutsche Bank AG	12/20/23	USD	11,223	279,544	109,883	169,661
United Mexican States	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/23	USD	7,933	197,596	81,719	115,877
United Mexican States	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/23	USD	11,511	286,717	95,156	191,561
Volkswagen International Finance NV	1.00%	Quarterly	Barclays Bank plc	12/20/23	EUR	11,880	118,111	167,384	(49,273)
CMBX.NA.7.AA	1.50%	Monthly	Goldman Sachs International	01/17/47	USD	2,292	(6,690)	147,120	(153,810)
CMBX.NA.9.A	2.00%	Monthly	Citigroup Global Markets, Inc.	09/17/58	USD	4,790	192,772	88,658	104,114
CMBX.NA.9.A	2.00%	Monthly	Credit Suisse International	09/17/58	USD	3,401	136,872	53,159	83,713
CMBX.NA.9.A	2.00%	Monthly	Credit Suisse International	09/17/58	USD	4,790	192,772	82,836	109,936
CMBX.NA.9.A	2.00%	Monthly	Credit Suisse International	09/17/58	USD	2,716	109,310	46,272	63,038
CMBX.NA.9.A	2.00%	Monthly	Goldman Sachs International	09/17/58	USD	2,470	99,405	45,559	53,846
CMBX.NA.9.A	2.00%	Monthly	JPMorgan Securities LLC	09/17/58	USD	2,050	82,502	270,147	(187,645)
CMBX.NA.9.AAA	0.50%	Monthly	Credit Suisse International	09/17/58	USD	12,070	44,212	142,702	(98,490)
CMBX.NA.9.AAA	0.50%	Monthly	Deutsche Bank AG	09/17/58	USD	9,670	35,421	115,853	(80,432)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	7,820	28,644	99,676	(71,032)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	6,760	24,762	79,923	(55,161)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	7,000	25,641	99,160	(73,519)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	8,150	29,854	96,359	(66,505)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	19,440	(117,311)	(20)	(117,291)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	12,210	(73,681)	(1,744)	(71,937)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	16,950	(102,285)	(12,426)	(89,859)
CMBX.NA.6.BBB-	3.00%	Monthly	JPMorgan Securities LLC	05/11/63	USD	2,440	392,253	231,693	160,560

							$30,592,915	$30,866,117	$(273,202)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
SAS AB	5.00%	Quarterly	Goldman Sachs International	06/20/19	NR	EUR	1,798	$40,945	$5,363	$35,582
SAS AB	5.00%	Quarterly	Goldman Sachs International	06/20/19	NR	EUR	3,145	71,600	(27,322)	98,922
United Mexican States	1.00%	Quarterly	Bank of America NA	06/20/20	BBB+	USD	61,427	120,659	(228,606)	349,265
People’s Republic of China	1.00%	Quarterly	Barclays Bank plc	09/20/20	A+	USD	10,000	130,667	(27,336)	158,003
People’s Republic of China	1.00%	Quarterly	Goldman Sachs International	09/20/20	A+	USD	10,000	130,667	(28,934)	159,601
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank NA	09/20/20	BBB+	USD	61,427	108,414	(280,636)	389,050
ITRAXX.ASIA.XJ.IG.24.V1	1.00%	Quarterly	Goldman Sachs International	12/20/20	A-	USD	20,000	233,695	(219,067)	452,762
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/22	BB	EUR	900	(172,692)	(31,546)	(141,146)
Telecom Italia SpA	1.00%	Quarterly	Citibank NA	12/20/22	BB+	EUR	80	(5,451)	(1,337)	(4,114)
Telecom Italia SpA	1.00%	Quarterly	Citibank NA	12/20/22	BB+	EUR	810	(55,194)	(13,541)	(41,653)
Banco Bilbao Vizcaya Argentaria SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	A-	EUR	5,400	31,854	64,615	(32,761)
Banco Bilbao Vizcaya Argentaria SA	1.00%	Quarterly	Citibank NA	06/20/23	A-	EUR	5,700	33,624	66,858	(33,234)
Banco Bilbao Vizcaya Argentaria SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	2,210	(147,389)	(67,216)	(80,173)
Beazer Homes USA, Inc.	5.00%	Quarterly	Barclays Bank plc	06/20/23	B-	USD	5,480	(193,110)	396,906	(590,016)
Beazer Homes USA, Inc.	5.00%	Quarterly	Goldman Sachs International	06/20/23	B-	USD	2,790	(98,319)	112,908	(211,227)
Beazer Homes USA, Inc.	5.00%	Quarterly	Goldman Sachs International	06/20/23	B-	USD	1,674	(58,992)	69,196	(128,188)
Boparan Finance plc	5.00%	Quarterly	Barclays Bank plc	06/20/23	CCC+	EUR	930	(250,226)	(78,382)	(171,844)
Boparan Finance plc	5.00%	Quarterly	Citibank NA	06/20/23	CCC+	EUR	1,450	(390,137)	(99,718)	(290,419)
Boparan Finance plc	5.00%	Quarterly	Credit Suisse International	06/20/23	CCC+	EUR	1,450	(390,137)	(114,011)	(276,126)

CONSOLIDATED SCHEDULES OF INVESTMENTS	107

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	1.00%	Quarterly	Bank of America NA	06/20/23	BB	EUR	688	$(148,097)	$(96,236)	$(51,861)
Casino Guichard Perrachon SA	1.00%	Quarterly	Bank of America NA	06/20/23	BB	EUR	2,210	(476,020)	(208,895)	(267,125)
Casino Guichard Perrachon SA	1.00%	Quarterly	Bank of America NA	06/20/23	BB	EUR	31	(6,641)	(4,316)	(2,325)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	BB	EUR	1,292	(278,391)	(148,576)	(129,815)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	BB	EUR	548	(117,934)	(64,862)	(53,072)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	BB	EUR	78	(16,868)	(9,277)	(7,591)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	BB	EUR	800	(172,316)	(93,740)	(78,576)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	BB	EUR	141	(30,460)	(16,752)	(13,708)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	BB	EUR	92	(19,749)	(10,540)	(9,209)
Casino Guichard Perrachon SA	1.00%	Quarterly	BNP Paribas SA	06/20/23	BB	EUR	1,070	(230,471)	(97,686)	(132,785)
Casino Guichard Perrachon SA	1.00%	Quarterly	BNP Paribas SA	06/20/23	BB	EUR	1,050	(226,164)	(95,860)	(130,304)
Casino Guichard Perrachon SA	1.00%	Quarterly	BNP Paribas SA	06/20/23	BB	EUR	20	(4,307)	(1,826)	(2,481)
Casino Guichard Perrachon SA	1.00%	Quarterly	BNP Paribas SA	06/20/23	BB	EUR	20	(4,307)	(1,826)	(2,481)
Casino Guichard Perrachon SA	1.00%	Quarterly	BNP Paribas SA	06/20/23	BB	EUR	240	(51,694)	(21,911)	(29,783)
Casino Guichard Perrachon SA	1.00%	Quarterly	BNP Paribas SA	06/20/23	BB	EUR	230	(49,540)	(20,998)	(28,542)
Casino Guichard Perrachon SA	1.00%	Quarterly	BNP Paribas SA	06/20/23	BB	EUR	1,150	(247,703)	(153,814)	(93,889)
Casino Guichard Perrachon SA	1.00%	Quarterly	BNP Paribas SA	06/20/23	BB	EUR	1,180	(254,164)	(164,940)	(89,224)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	BB	EUR	254	(54,655)	(32,324)	(22,331)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	BB	EUR	31	(6,636)	(3,925)	(2,711)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	BB	EUR	1,400	(301,551)	(167,527)	(134,024)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	BB	EUR	800	(172,316)	(106,736)	(65,580)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	BB	EUR	69	(14,899)	(9,130)	(5,769)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	BB	EUR	699	(150,472)	(92,216)	(58,256)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	BB	EUR	969	(208,627)	(111,343)	(97,284)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	BB	EUR	844	(181,759)	(111,389)	(70,370)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	BB	EUR	1,051	(226,429)	(133,915)	(92,514)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	BB	EUR	2,600	(560,024)	(332,404)	(227,620)
Casino Guichard Perrachon SA	1.00%	Quarterly	Goldman Sachs International	06/20/23	BB	EUR	20	(4,307)	(1,844)	(2,463)
Casino Guichard Perrachon SA	1.00%	Quarterly	Goldman Sachs International	06/20/23	BB	EUR	1,090	(234,780)	(100,475)	(134,305)
Casino Guichard Perrachon SA	1.00%	Quarterly	Goldman Sachs International	06/20/23	BB	EUR	240	(51,694)	(22,123)	(29,571)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	BB	EUR	1,110	(239,087)	(100,354)	(138,733)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	BB	EUR	250	(53,849)	(22,602)	(31,247)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	BB	EUR	631	(135,989)	(75,283)	(60,706)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	BB	EUR	840	(180,931)	(104,173)	(76,758)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	BB	EUR	152	(32,825)	(18,172)	(14,653)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	BB	EUR	31	(6,643)	(3,929)	(2,714)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	BB	EUR	1,052	(226,648)	(134,044)	(92,604)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	BB	EUR	254	(54,708)	(32,355)	(22,353)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	BB	EUR	12	(2,657)	(1,471)	(1,186)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	BB	EUR	1,420	(305,860)	(254,948)	(50,912)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	BB	EUR	102	(21,883)	(12,114)	(9,769)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	BB	EUR	19	(3,986)	(2,207)	(1,779)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	BB	EUR	421	(90,659)	(50,188)	(40,471)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	BB	EUR	20	(4,307)	(1,808)	(2,499)
Casino Guichard Perrachon SA	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/23	BB	EUR	2,540	(547,100)	(337,622)	(209,478)
Commerzbank AG	1.00%	Quarterly	Citibank NA	06/20/23	NR	EUR	2,210	(174,846)	(83,714)	(91,132)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	06/20/23	B-	EUR	1,000	(251,464)	12,312	(263,776)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	06/20/23	B-	EUR	900	(226,317)	(2,381)	(223,936)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/23	B-	EUR	1,470	(369,652)	(12,732)	(356,920)
Hema Bondco I BV	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	B-	EUR	1,200	(59,057)	45,148	(104,205)
Intesa Sanpaolo SpA	1.00%	Quarterly	BNP Paribas SA	06/20/23	NR	EUR	140	(5,023)	(6,081)	1,058
Intesa Sanpaolo SpA	1.00%	Quarterly	BNP Paribas SA	06/20/23	NR	EUR	1,890	(67,804)	(82,092)	14,288
Intrum AB	5.00%	Quarterly	Citibank NA	06/20/23	BB+	EUR	30	1,326	1,358	(32)
Intrum AB	5.00%	Quarterly	Citibank NA	06/20/23	BB+	EUR	323	14,290	14,631	(341)
Intrum AB	5.00%	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	95	4,198	9,110	(4,912)

108	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Intrum AB	5.00%	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	184	$8,157	$19,789	$(11,632)
Intrum AB	5.00%	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	853	37,785	81,994	(44,209)
Intrum AB	5.00%	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	503	22,251	45,683	(23,432)
Intrum AB	5.00%	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	24	1,069	2,195	(1,126)
Intrum AB	5.00%	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	17	768	1,863	(1,095)
Intrum AB	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	BB+	EUR	560	24,800	25,454	(654)
Intrum AB	5.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/23	BB+	EUR	680	30,120	73,104	(42,984)
Intrum AB	5.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/23	BB+	EUR	1,043	46,181	109,379	(63,198)
Intrum Justitia AB	5.00%	Quarterly	Citibank NA	06/20/23	BB+	EUR	159	7,045	7,174	(129)
Thomas Cook Group plc	5.00%	Quarterly	Barclays Bank plc	06/20/23	B+	EUR	560	(132,141)	71,483	(203,624)
Thomas Cook Group plc	5.00%	Quarterly	Citibank NA	06/20/23	B+	EUR	35	(8,274)	4,281	(12,555)
Thomas Cook Group plc	5.00%	Quarterly	Citibank NA	06/20/23	B+	EUR	2,120	(500,288)	258,850	(759,138)
Thomas Cook Group plc	5.00%	Quarterly	Citibank NA	06/20/23	B+	EUR	351	(82,741)	42,810	(125,551)
Thomas Cook Group plc	5.00%	Quarterly	Goldman Sachs International	06/20/23	B+	EUR	170	(40,114)	20,129	(60,243)
Thomas Cook Group plc	5.00%	Quarterly	Goldman Sachs International	06/20/23	B+	EUR	790	(186,375)	96,600	(282,975)
Thomas Cook Group plc	5.00%	Quarterly	Goldman Sachs International	06/20/23	B+	EUR	840	(198,211)	101,746	(299,957)
Thomas Cook Group plc	5.00%	Quarterly	Goldman Sachs International	06/20/23	B+	EUR	70	(16,517)	8,107	(24,624)
Thomas Cook Group plc	5.00%	Quarterly	Goldman Sachs International	06/20/23	B+	EUR	1,653	(390,055)	195,724	(585,779)
Thomas Cook Group plc	5.00%	Quarterly	Goldman Sachs International	06/20/23	B+	EUR	649	(153,224)	77,508	(230,732)
UniCredit SpA	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/23	BBB	EUR	2,210	(319,652)	(155,205)	(164,447)
Virgin Media Finance plc	5.00%	Quarterly	Goldman Sachs International	06/20/23	B	EUR	580	75,060	83,903	(8,843)
Virgin Media Finance plc	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	B	EUR	1,500	194,121	222,494	(28,373)
Casino Guichard Perrachon SA	1.00%	Quarterly	Goldman Sachs International	12/20/23	BB	EUR	110	(26,309)	(17,280)	(9,029)
Casino Guichard Perrachon SA	1.00%	Quarterly	Goldman Sachs International	12/20/23	BB	EUR	2,280	(545,321)	(358,171)	(187,150)
CMA CGM SA	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	B-	EUR	2,990	(398,324)	(215,648)	(182,676)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	12/20/23	B-	EUR	175	(47,514)	3,338	(50,852)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	12/20/23	B-	EUR	1,717	(465,110)	32,816	(497,926)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	12/20/23	B-	EUR	7	(2,022)	142	(2,164)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	12/20/23	B-	EUR	211	(57,140)	4,014	(61,154)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	B-	EUR	420	(113,711)	(2,932)	(110,779)
Telecom Italia SpA	1.00%	Quarterly	Barclays Bank plc	12/20/23	BB+	EUR	2,010	(211,425)	(194,406)	(17,019)
Telecom Italia SpA	1.00%	Quarterly	Barclays Bank plc	12/20/23	BB+	EUR	1,300	(136,721)	(125,722)	(10,999)
Telecom Italia SpA	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	BB+	EUR	6,410	(674,109)	(655,186)	(18,923)
Tesco plc	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/23	BB+	EUR	1,000	(34,571)	3,887	(38,458)
UniCredit SpA	1.00%	Quarterly	BNP Paribas SA	12/20/23	NR	EUR	3,041	(130,803)	(124,350)	(6,453)
UniCredit SpA	1.00%	Quarterly	Citibank NA	12/20/23	NR	EUR	3,600	(154,847)	(195,950)	41,103
UniCredit SpA	1.00%	Quarterly	HSBC Bank plc	12/20/23	NR	EUR	2,129	(91,575)	(92,520)	945
Virgin Media Finance plc	5.00%	Quarterly	Barclays Bank plc	12/20/23	B	EUR	2,890	366,821	430,156	(63,335)
Vue International Bidco plc	5.00%	Quarterly	Citibank NA	12/20/23	B	EUR	1,592	68,046	155,596	(87,550)
Vue International Bidco plc	5.00%	Quarterly	Citibank NA	12/20/23	B	EUR	237	10,117	23,381	(13,264)
Vue International Bidco plc	5.00%	Quarterly	Citibank NA	12/20/23	B	EUR	432	18,450	42,636	(24,186)
Vue International Bidco plc	5.00%	Quarterly	Citibank NA	12/20/23	B	EUR	14	596	1,375	(779)
Vue International Bidco plc	5.00%	Quarterly	Credit Suisse International	12/20/23	B	EUR	1,288	55,035	156,149	(101,114)
Vue International Bidco plc	5.00%	Quarterly	Credit Suisse International	12/20/23	B	EUR	2,585	110,456	320,297	(209,841)
Vue International Bidco plc	5.00%	Quarterly	Credit Suisse International	12/20/23	B	EUR	1,261	53,881	156,455	(102,574)
Ziggo Bond Co. BV	5.00%	Quarterly	Barclays Bank plc	12/20/23	B	EUR	1,465	163,984	144,744	19,240
Ziggo Bond Co. BV	5.00%	Quarterly	Barclays Bank plc	12/20/23	B	EUR	900	100,741	90,821	9,920
Ziggo Bond Co. BV	5.00%	Quarterly	Barclays Bank plc	12/20/23	B	EUR	1,430	160,066	143,841	16,225
Ziggo Bond Co. BV	5.00%	Quarterly	Credit Suisse International	12/20/23	B	EUR	1,450	162,304	187,451	(25,147)
Ziggo Bond Co. BV	5.00%	Quarterly	Credit Suisse International	12/20/23	B	EUR	1,450	162,304	187,451	(25,147)
Virgin Media Finance plc	5.00%	Quarterly	Credit Suisse International	06/20/25	B	EUR	2,830	346,420	483,585	(137,165)
Tesco plc	1.00%	Quarterly	Barclays Bank plc	12/20/25	BB+	EUR	1,000	(79,511)	(29,583)	(49,928)
CMBX.NA.7.AA	1.50%	Monthly	Credit Suisse International	01/17/47	AA-	USD	2,292	6,691	(172,649)	179,340
CMBX.NA.4.AM	0.50%	Monthly	Deutsche Bank AG	02/17/51	NR	USD	1,925	(12)	(388)	376
CMBX.NA.8.A	2.00%	Monthly	Goldman Sachs International	10/17/57	A	USD	4,880	(180,607)	(263,674)	83,067
CMBX.NA.8.A	2.00%	Monthly	Morgan Stanley & Co. International plc	10/17/57	A	USD	1,510	(55,885)	(122,736)	66,851

CONSOLIDATED SCHEDULES OF INVESTMENTS	109

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/ Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.8.A	2.00%	Monthly	Morgan Stanley & Co. International plc	10/17/57	A	USD	150	$(5,551)	$(17,278)	$11,727
CMBX.NA.9.BBB-	3.00%	Monthly	Credit Suisse International	09/17/58	NR	USD	10,433	(1,261,741)	(903,420)	(358,321)
CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	NR	USD	1,100	(133,031)	(131,450)	(1,581)
CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	NR	USD	3,850	(465,609)	(407,957)	(57,652)
CMBX.NA.9.BBB-	3.00%	Monthly	Goldman Sachs International	09/17/58	NR	USD	3,397	(410,825)	(362,962)	(47,863)
CMBX.NA.9.BBB-	3.00%	Monthly	Goldman Sachs International	09/17/58	NR	USD	7,630	(922,753)	(871,218)	(51,535)
CMBX.NA.9.BBB-	3.00%	Monthly	Goldman Sachs International	09/17/58	NR	USD	3,788	(458,111)	(375,568)	(82,543)
CMBX.NA.9.BBB-	3.00%	Monthly	JPMorgan Securities LLC	09/17/58	NR	USD	3,780	(457,144)	(460,738)	3,594
CMBX.NA.9.BBB-	3.00%	Monthly	JPMorgan Securities LLC	09/17/58	NR	USD	1,674	(202,449)	(175,719)	(26,730)
CMBX.NA.9.BBB-	3.00%	Monthly	JPMorgan Securities LLC	09/17/58	NR	USD	2,564	(310,084)	(223,923)	(86,161)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	3,529	(426,789)	(350,822)	(75,967)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	7,640	(923,962)	(656,241)	(267,721)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	2,620	(316,856)	(327,995)	11,139
CMBX.NA.10.BBB-	3.00%	Monthly	JPMorgan Securities LLC	11/17/59	BBB-	USD	270	(30,925)	(23,036)	(7,889)
CMBX.NA.6.A	2.00%	Monthly	Morgan Stanley & Co. International plc	05/11/63	A+	USD	3,630	(156,921)	(136,259)	(20,662)
CMBX.NA.6.BBB-	3.00%	Monthly	Credit Suisse International	05/11/63	BBB	USD	2,440	(392,253)	(191,697)	(200,556)

								$(18,478,822)	$(8,419,201)	$(10,059,621)

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1 day BZDIOVER	At Termination	9.48%	At Termination	Citibank NA	N/A		01/02/20	BRL	223,443	$3,891,001	$—	$3,891,001
1 day BZDIOVER	At Termination	7.46%	At Termination	Bank of America NA	N/A		01/04/21	BRL	286,673	194,464	—	194,464
1 day BZDIOVER	At Termination	7.48%	At Termination	Bank of America NA	N/A		01/04/21	BRL	1,000,000	775,540	—	775,540
1 day BZDIOVER	At Termination	7.42%	At Termination	Credit Suisse International	N/A		01/04/21	BRL	499,727	233,698	—	233,698
1 day BZDIOVER	At Termination	7.43%	At Termination	JPMorgan Chase Bank NA	N/A		01/04/21	BRL	213,600	110,576	—	110,576
1 day BZDIOVER	At Termination	12.17%	At Termination	JPMorgan Chase Bank NA	N/A		01/04/21	BRL	58,515	3,130,491	—	3,130,491
3.27%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	N/A		05/16/21	USD	5,230	(82,496)	—	(82,496)
1 day BZDIOVER	At Termination	8.53%	At Termination	Citibank NA	N/A		01/02/23	BRL	570,000	696,133	—	696,133
1 day BZDIOVER	At Termination	9.45%	At Termination	JPMorgan Chase Bank NA	N/A		01/02/23	BRL	82,529	1,530,182	—	1,530,182
1 day BZDIOVER	At Termination	9.45%	At Termination	JPMorgan Chase Bank NA	N/A		01/02/23	BRL	17,491	324,298	—	324,298
1 day BZDIOVER	At Termination	12.40%	At Termination	JPMorgan Chase Bank NA	N/A		01/02/23	BRL	29,476	2,326,115	—	2,326,115
1.06%	Quarterly	3 month TWCPBA	Quarterly	Bank of America NA	N/A		09/19/23	TWD	619,969	(216,381)	—	(216,381)
1.06%	Quarterly	3 month TWCPBA	Quarterly	JPMorgan Chase Bank NA	N/A		09/19/23	TWD	892,151	(311,377)	—	(311,377)
1.94%	Quarterly	3 month CD_KSDA	Quarterly	Bank of America NA	03/20/19	(a)	03/20/24	KRW	16,745,780	(126,237)	—	(126,237)
1.83%	Quarterly	3 month CD_KSDA	Quarterly	Bank of America NA	03/20/19	(a)	03/20/24	KRW	19,357,995	(51,455)	—	(51,455)
3.03%	Quarterly	1 week CNREPOFI	Quarterly	Bank of America NA	03/20/19	(a)	03/20/24	CNY	268,110	(265,055)	—	(265,055)
3.03%	Quarterly	1 week CNREPOFI	Quarterly	Deutsche Bank AG	03/20/19	(a)	03/20/24	CNY	62,665	(61,317)	—	(61,317)
3.03%	Quarterly	1 week CNREPOFI	Quarterly	JPMorgan Chase Bank NA	03/20/19	(a)	03/20/24	CNY	148,390	(147,699)	—	(147,699)
3.03%	Quarterly	1 week CNREPOFI	Quarterly	JPMorgan Chase Bank NA	03/20/19	(a)	03/20/24	CNY	102,710	(102,232)	—	(102,232)
3.03%	Quarterly	1 week CNREPOFI	Quarterly	JPMorgan Chase Bank NA	03/20/19	(a)	03/20/24	CNY	138,285	(137,641)	—	(137,641)
1.83%	Quarterly	3 month CD_KSDA	Quarterly	JPMorgan Chase Bank NA	03/20/19	(a)	03/20/24	KRW	19,650,320	(50,976)	—	(50,976)
1.83%	Quarterly	3 month CD_KSDA	Quarterly	Societe Generale SA	03/20/19	(a)	03/20/24	KRW	98,745	(250)	—	(250)
3.03%	Quarterly	1 week CNREPOFI	Quarterly	Societe Generale SA	03/20/19	(a)	03/20/24	CNY	130,595	(128,376)	—	(128,376)
28 day MXIBTIIE	Monthly	6.33%	Monthly	Citibank NA	N/A		07/17/25	MXN	301,428	(1,826,891)	—	(1,826,891)

110	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio

OTC Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
28 day MXIBTIIE %	Monthly	6.32%	Monthly	Goldman Sachs International	N/A	08/06/25	MXN	904,077	$(5,548,630)	—	$(5,548,630)
6.31%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	N/A	08/11/25	MXN	309,728	1,909,514	—	1,909,514
6.31%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	N/A	08/11/25	MXN	309,728	1,909,514	—	1,909,514
6.31%	Monthly	28 day MXIBTIIE	Monthly	Deutsche Bank AG	N/A	08/11/25	MXN	1,149,713	7,096,581	—	7,096,581
28 day MXIBTIIE	Monthly	6.27%	Monthly	Bank of America NA	N/A	12/05/25	MXN	35,971	(234,567)	—	(234,567)
28 day MXIBTIIE	Monthly	6.02%	Monthly	Citibank NA	N/A	03/24/26	MXN	969,089	(7,307,900)	—	(7,307,900)
7.64%	Monthly	28 day MXIBTIIE	Monthly	UBS AG	N/A	11/18/26	MXN	517,782	1,682,898	—	1,682,898
7.71%	Monthly	28 day MXIBTIIE	Monthly	BNP Paribas SA	N/A	11/19/26	MXN	1,002,958	3,050,536	—	3,050,536

									$12,262,061	$—	$12,262,061

(a)	Forward Swap.

OTC Total Return Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate (Amount)/Reference	Frequency	Rate/Reference	Frequency
Superior Energy Services, Inc.	Quarterly	3 month LIBOR plus 0.05%	Quarterly	BNP Paribas SA	02/07/19	USD	175	$887,927	$—	$887,927
Utilities Select Sector SPDR Fund	At Termination	3 month LIBOR plus 0.25%	At Termination	Merrill Lynch International	02/14/19	USD	255	329,834	—	329,834
Consumer Staples Select Sector SPDR Fund	At Termination	3 month LIBOR plus 0.30%	At Termination	Merrill Lynch International	02/14/19	USD	230	1,135,887	—	1,135,887
Energy Select Sector SPDR Fund	At Termination	3 month LIBOR plus 0.30%	At Termination	Merrill Lynch International	02/14/19	USD	182	1,415,820	—	1,415,820
Materials Select Sector SPDR Fund	At Termination	3 month LIBOR plus 0.30%	At Termination	Merrill Lynch International	02/14/19	USD	208	682,950	—	682,950
SPDR S&P Oil & Gas Exploration & Production ETF	Monthly	1 month LIBOR minus 0.85%	Monthly	Merrill Lynch International	03/15/19	USD	121	198,266	—	198,266
Markit iBoxx EUR Liquid High Yield Total Return Index	At Termination	3 month EURIBOR	Quarterly	Bank of America NA	03/20/19	EUR	8,600	(25,674)	(153)	(25,521)
Markit iBoxx EUR Liquid High Yield Total Return Index	At Termination	3 month EURIBOR	Quarterly	JPMorgan Chase Bank NA	03/20/19	EUR	28,270	64,843	(8,183)	73,026
Markit iBoxx EUR Contingent Convertible Liquid Developed Market AT1 Total Return Index	At Termination	3 month EURIBOR	Quarterly	JPMorgan Chase Bank NA	03/20/19	EUR	5,200	(63,645)	(3,191)	(60,454)
1 month LIBOR plus 0.45%	Monthly	iShares JP Morgan USD Emerging Markets Bond ETF	Monthly	Citibank NA	03/27/19	USD	680	646,587	–	646,587
SPDR S&P Oil & Gas Exploration & Production ETF	Monthly	1 month LIBOR minus 0.70%	Monthly	BNP Paribas SA	08/06/19	USD	56	286,825	–	286,825
Charter Communications, Inc.	Monthly	1 month LIBOR plus 0.10%	Monthly	Citibank NA	08/06/19	USD	4	165,965	–	165,965
Charter Communications, Inc.	Monthly	1 month LIBOR plus 0.05%	Monthly	BNP Paribas SA	08/27/19	USD	8	(1,893)	–	(1,893)
Weatherford International plc	Monthly	1 month LIBOR plus 0.08%	Monthly	BNP Paribas SA	08/30/19	USD	398	5,584	–	5,584
3 month LIBOR	Quarterly	iBoxx USD Liquid High Yield Total Return Index	At Termination	JPMorgan Chase Bank NA	09/20/19	USD	4,389	(99,047)	(205)	(98,842)
Superior Energy Services, Inc.	Quarterly	3 month LIBOR minus 0.30%	Quarterly	Merrill Lynch International	10/15/19	USD	197	1,206,227	–	1,206,227
Superior Energy Services, Inc.	Quarterly	3 month LIBOR minus 0.75%	Quarterly	BNP Paribas SA	11/19/19	USD	171	552,067	–	552,067
Bristow Group, Inc.	Quarterly	3 month LIBOR minus 1.50%	Quarterly	BNP Paribas SA	11/19/19	USD	56	205,811	–	205,811
Canadian Natural Resources Ltd.	Quarterly	3 month LIBOR minus 0.45%	Quarterly	BNP Paribas SA	11/27/19	USD	56	28,898	–	28,898

								$7,623,232	$(11,732)	$7,634,964

CONSOLIDATED SCHEDULES OF INVESTMENTS	111

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio

OTC Total Return Swaps(a)

Reference Entity	Counterparty	Termination Date	Net Notional Amount	Unrealized Appreciation		Net Value of Reference Entities	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Merrill Lynch International	2/15/23	$(29,358,970)	$613,204	(b)	$(28,660,664)	0.2%

(a)

The Fund pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 20-151 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

Intercontinental Exchange LIBOR:

EUR 1 Week

USD 1 Week

Canada 1 Month Bankers’ Acceptances Rate

(b)	Amount includes $(85,102) of net dividends and financing fees.

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.25%
1 day Fed Funds	1 day Fed Funds	2.40%
1 week CNREPOFI	7 Day China Fixing Repo Rates	2.55%
1 month LIBOR	London Interbank Offered Rate	2.50%
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	8.41%
3 month BA	3 month Canadian Bankers Acceptances	2.24%
3 month BBR	Australian Bank Bill Rate	2.16%
3 month CD_KSDA	Certificates of Deposit by the Korean Securities Dealers Association	2.16%
3 month EURIBOR	Euro Interbank Offered Rate	1.89%
3 month JIBAR	Johannesburg Interbank Average Rate	(0.31%	)
3 month LIBOR	London Interbank Offered Rate	7.15%
3 month STIBOR	Stockholm Interbank Offered Rate	2.81%
3 month TWCPBA	Taiwan Secondary Markets Bills Rate	(0.11%	)
6 month BBR	Australian Bank Bill Rate	0.67%
6 month CIBOR	Copenhagen Interbank Offered Rate	(0.12%	)
6 month EURIBOR	Euro Interbank Offered Rate	(0.24%	)
6 month NIBOR	Nigerian Interbank Offered Rate	1.41%
6 month LIBOR GBP	London Interbank Offered Rate	1.04%
6 month LIBOR JPY	London Interbank Offered Rate	0.01%

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$22,519,418	$(44,116,796)	$263,112,267	$(378,298,659)	$—
OTC Swaps	53,668,730	(31,233,546)	52,397,046	(42,652,594)	—
Options Written	N/A	N/A	102,143,380	(111,163,632)	(281,114,589)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

112	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$1,211,393	$—	$127,429,908	$—	$128,641,301
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	57,940,161	—	—	57,940,161
Options purchased
Investments at value — unaffiliated(b)	—	—	27,967,951	37,811,363	211,002,584	—	276,781,898
Swaps — centrally cleared
Net unrealized appreciation(a)	—	10,565,498	—	—	252,546,769	—	263,112,267
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	68,769,357	8,361,852	—	28,934,567	—	106,065,776

	$—	$79,334,855	$37,541,196	$95,751,524	$619,913,828	$—	$832,541,403

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$5,479,525	$—	$25,026,543	$—	$30,506,068
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	114,480,219	—	—	114,480,219
Options written
Options written, at value	—	—	9,614,760	27,725,164	243,774,665	—	281,114,589
Swaps — centrally cleared
Net unrealized depreciation(a)	—	7,729,590	—	—	370,569,069	—	378,298,659
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	56,655,264	1,893	432,954	16,796,029	—	73,886,140

	$—	$64,384,854	$15,096,178	$142,638,337	$656,166,306	$—	$878,285,675

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$(1,730,960)	$—	$111,305,142	$—	$95,583,689	$—	$205,157,871
Forward foreign currency exchange contracts	—	—	—	361,356,993	—	—	361,356,993
Options purchased(a)	(7,942)	(1,746,142)	77,980,398	(485,103,868)	(120,151,932)	—	(529,029,486)
Options written	7,784	1,574,738	(1,522,991)	620,563,724	32,004,549	—	652,627,804
Swaps	—	(31,024,891)	(30,362,189)	(2,018,464)	53,971,092	(1,010,180)	(10,444,632)

	$(1,731,118)	$(31,196,295)	$157,400,360	$494,798,385	$61,407,398	$(1,010,180)	$679,668,550

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(4,107)	$—	$(3,246,429)	$—	$56,580,558	$—	$53,330,022
Forward foreign currency exchange contracts	—	—	—	(18,103,643)	—	—	(18,103,643)
Options purchased(b)	—	—	(8,177,841)	(9,464,529)	74,772,984	—	57,130,614
Options written	—	—	1,552,988	12,633,544	(58,020,347)	—	(43,833,815)
Swaps	—	14,725,107	11,970,599	(432,954)	(100,639,255)	687,430	(73,689,073)

	$(4,107)	$14,725,107	$2,099,317	$(15,367,582)	$(27,306,060)	$687,430	$(25,165,895)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

CONSOLIDATED SCHEDULES OF INVESTMENTS	113

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$10,622,144,480
Average notional value of contracts — short	7,633,842,873
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	11,849,524,580
Average amounts sold — in USD	5,121,555,428
Options:
Average value of option contracts purchased	158,358,894
Average value of option contracts written	93,228,013
Average notional value of swaption contracts purchased	16,142,402,797
Average notional value of swaption contracts written	38,827,395,225
Credit default swaps:
Average notional value — buy protection	3,783,431,106
Average notional value — sell protection	1,589,905,009
Interest Rate swaps:
Average notional value — pays fixed rate	21,205,617,334
Average notional value — receives fixed rate	17,259,794,693
Currency swaps:
Average notional value — pays fixed rate	2,619,751
Average notional value — receives fixed rate	2,589,112
Inflation swaps:
Average notional value — pays fixed rate	9,810,872
Average notional value — receives fixed rate	41,842,322
Total return swaps:
Average notional value	467,646,495

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$16,325,326	$128,577
Forward foreign currency exchange contracts	57,940,161	114,480,219
Options(a)	276,781,898	281,114,589
Swaps — Centrally cleared	—	5,532,181
Swaps — OTC(b)	106,065,776	73,886,140

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$457,113,161	$475,141,706
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(66,530,494)	(40,017,758)

Total derivative assets and liabilities subject to an MNA	$390,582,667	$435,123,948

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(f)
ANZ Banking Group Ltd.	$30,053	$—	$—	$—	$30,053
Bank of America NA	24,054,832	(24,054,832)	—	—	—
Barclays Bank plc	47,273,352	(22,532,384)	—	(23,930,000)	810,968
BNP Paribas SA	13,301,145	(8,547,841)	—	(4,753,304)	—
Citibank NA	77,206,673	(68,601,389)	—	(8,604,863)	421
Citigroup Global Markets, Inc.	192,772	—	—	—	192,772
Credit Suisse International	2,974,713	(2,974,713)	—	—	—

114	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(f)
Deutsche Bank AG	$41,412,364	$(41,412,364)	$—	$—	$—
Goldman Sachs International	37,501,812	(37,501,812)	—	—	—
HSBC Bank plc	22,697,757	(9,718,635)	(3,517,004)	(3,640,000)	5,822,118
JPMorgan Chase Bank NA	34,574,671	(34,574,671)	—	—	—
JPMorgan Securities LLC	665,994	(665,994)	—	—	—
Merrill Lynch International	5,582,188	(95,235)	—	(4,540,000)	946,953
Morgan Stanley & Co. International plc	56,583,859	(56,583,859)	—	—	—
National Australia Bank Ltd.	64,221	(64,221)	—	—	—
Nomura International plc	15,342,802	(15,342,802)	—	—	—
Royal Bank of Canada	3,290,632	(574,435)	—	(1,210,000)	1,506,197
Royal Bank of Scotland	1,723,778	(841,324)	—	(370,000)	512,454
Societe Generale SA	1,107	(1,107)	—	—	—
Standard Chartered Bank	292,172	(292,172)	—	—	—
Toronto Dominion Bank	409,379	(176,517)	—	—	232,862
UBS AG	5,406,391	(5,406,391)	—	—	—

	$390,582,667	$(329,962,698)	$(3,517,004)	$(47,048,167)	$10,054,798

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged (d)	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (e)(f)
Bank of America NA	$45,892,699	$(24,054,832)	$—	$(2,130,000)	$19,707,867
Barclays Bank plc	22,532,384	(22,532,384)	—	—	—
BNP Paribas SA	8,547,841	(8,547,841)	—	—	—
Citibank NA	68,601,389	(68,601,389)	—	—	—
Credit Suisse International	7,932,261	(2,974,713)	—	(4,957,548)	—
Deutsche Bank AG	50,724,635	(41,412,364)	(610,318)	(8,701,953)	—
Goldman Sachs International	72,709,153	(37,501,812)	(17,093,869)	(11,710,000)	6,403,472
HSBC Bank plc	9,718,635	(9,718,635)	—	—	—
JPMorgan Chase Bank NA	45,276,000	(34,603,551)	—	—	10,672,449
JPMorgan Securities LLC	1,191,841	(665,994)	—	(430,000)	95,847
Merrill Lynch International	95,235	(95,235)	—	—	—
Morgan Stanley & Co. International plc	60,087,774	(56,554,979)	—	(1,950,000)	1,582,795
National Australia Bank Ltd.	67,804	(64,221)	—	—	3,583
Nomura International plc	17,404,231	(15,342,802)	—	(2,061,429)	—
Royal Bank of Canada	574,435	(574,435)	—	—	—
Royal Bank of Scotland	841,324	(841,324)	—	—	—
Societe Generale SA	523,462	(1,107)	—	(460,000)	62,355
Standard Chartered Bank	1,272,779	(292,172)	—	—	980,607
State Street Bank & Trust Co.	455,816	—	—	—	455,816
Toronto Dominion Bank	176,517	(176,517)	—	—	—
UBS AG	20,211,701	(5,406,391)	—	—	14,805,310
Westpac Banking Corp.	286,032	—	—	—	286,032

	$435,123,948	$(329,962,698)	$(17,704,187)	$(32,400,930)	$55,056,133

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

(f)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

CONSOLIDATED SCHEDULES OF INVESTMENTS	115

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities(a)	$—	$3,727,047,045	$123,457,998	$3,850,505,043
Common Stocks:
Canada	47,818	—	—	47,818
Germany	—	2,577,205	—	2,577,205
Indonesia	—	516,471	—	516,471
Italy	—	6,422,704	—	6,422,704
Luxembourg	—	—	632,529	632,529
Netherlands	11,673,504	642,695	—	12,316,199
United States	134,774,553	—	—	134,774,553
Corporate Bonds:
Argentina	—	106,044,535	—	106,044,535
Australia	—	38,260,688	—	38,260,688
Austria	—	27,867,962	—	27,867,962
Belgium	—	44,787,290	—	44,787,290
Brazil	—	242,349,127	—	242,349,127
Canada	—	175,712,658	—	175,712,658
Cayman Islands	—	14,655,307	—	14,655,307
China	—	528,945,487	—	528,945,487
Colombia	—	42,412,461	—	42,412,461
Czech Republic	—	9,270,869	—	9,270,869
Denmark	—	32,672,834	—	32,672,834
Dominican Republic	—	4,837,500	—	4,837,500
Finland	—	10,704,467	—	10,704,467
France	—	166,303,102	—	166,303,102
Germany	—	295,068,462	—	295,068,462
Ghana	—	5,745,000	—	5,745,000
Greece	—	2,101,553	—	2,101,553
Guatemala	—	4,612,500	—	4,612,500
Guernsey	—	1,933,153	—	1,933,153
Hong Kong	—	52,703,276	98,584	52,801,860
India	—	45,132,729	—	45,132,729
Indonesia	—	25,081,568	—	25,081,568
Ireland	—	98,553,866	—	98,553,866
Israel	—	8,886,810	—	8,886,810
Italy	—	197,237,788	—	197,237,788
Jamaica	—	1,355,632	—	1,355,632
Japan	—	194,185,342	—	194,185,342
Jersey	—	10,630,724	—	10,630,724
Kuwait	—	4,232,250	—	4,232,250
Luxembourg	—	108,894,623	—	108,894,623
Malaysia	—	43,816,610	—	43,816,610
Mexico	—	126,874,770	—	126,874,770
Mongolia	—	1,366,786	—	1,366,786
Netherlands	—	292,253,810	—	292,253,810
Norway	—	4,154,030	—	4,154,030
Panama	—	13,984,075	—	13,984,075
Peru	—	15,828,625	—	15,828,625
Philippines	—	5,783,301	—	5,783,301
Portugal	—	13,262,915	—	13,262,915
Saudi Arabia	—	10,242,581	—	10,242,581
Singapore	—	58,472,288	—	58,472,288
South Africa	—	857,478	—	857,478
South Korea	—	54,335,634	—	54,335,634
Spain	—	234,666,946	—	234,666,946
Sweden	—	33,021,161	—	33,021,161
Switzerland	—	76,905,015	—	76,905,015
Taiwan	—	16,321,011	—	16,321,011
Thailand	—	18,346,867	—	18,346,867

116	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio

	Level 1	Level 2	Level 3	Total
Turkey	$—	$13,881,500	$—	$13,881,500
United Kingdom	—	562,209,606	—	562,209,606
United States	—	5,477,359,276	20,033,030	5,497,392,306
Vietnam	—	15,239,520	—	15,239,520
Zambia	—	3,320,000	—	3,320,000
Floating Rate Loan Interests:
Brazil	—	—	7,000,000	7,000,000
Canada	—	13,744,319	—	13,744,319
Denmark	—	11,807,787	—	11,807,787
France	—	13,328,709	—	13,328,709
Germany	—	7,897,136	—	7,897,136
Indonesia	—	—	9,975,000	9,975,000
Luxembourg	—	13,816,550	32,149,445	45,965,995
Netherlands	—	49,406,415	—	49,406,415
Norway	—	2,823,787	—	2,823,787
Poland	—	6,779,976	—	6,779,976
Spain	—	19,112,125	—	19,112,125
Sweden	—	12,092,769	—	12,092,769
Switzerland	—	5,354,159	—	5,354,159
United Kingdom	—	19,670,434	14,997,127	34,667,561
United States	—	262,914,775	494,672,524	757,587,299
Foreign Agency Obligations(a)	—	162,294,550	—	162,294,550
Foreign Government Obligations(a)	—	1,786,289,290	—	1,786,289,290
Investment Companies	205,474,648	—	—	205,474,648
Municipal Bonds	—	2,228,187,467	—	2,228,187,467
Non-Agency Mortgage-Backed Securities(a)	—	1,752,805,787	264,744,952	2,017,550,739
Preferred Securities:
Cayman Islands	—	3,773,675	—	3,773,675
Luxembourg	—	—	169,957	169,957
United Kingdom	—	22,069,883	—	22,069,883
United States	3,481,920	14,430,850	—	17,912,770
U.S. Government Sponsored Agency Securities	—	27,388,442,756	1,722,395	27,390,165,151
U.S. Treasury Obligations	—	2,521,541,491	—	2,521,541,491
Warrants	—	—	6,158	6,158
Short-Term Securities:
Borrowed Bond Agreements	—	1,048,716,441	—	1,048,716,441
Commercial Paper	—	83,330,447	—	83,330,447
Foreign Government Obligations(a)	—	1,511,107,807	—	1,511,107,807
Money Market Funds	560,021,261	—	—	560,021,261
U.S. Treasury Obligations	—	13,593,461	—	13,593,461
Options Purchased:
Equity contracts	27,967,951	—	—	27,967,951
Foreign currency exchange contracts	—	37,811,363	—	37,811,363
Interest rate contracts	22,237,217	188,765,367	—	211,002,584
Liabilities:
TBA Sale Commitments	—	(21,535,055,241)	—	(21,535,055,241)
Borrowed Bonds(a)	—	(1,016,651,155)	—	(1,016,651,155)
Investment Sold Short
Corporate Bonds(a)	—	(8,277,744)	—	(8,277,744)
Unfunded floating rate loan interests(b)	—	—	(36,306)	(36,306)

	$965,678,872	$29,972,814,924	$969,623,393	$31,908,117,189

Derivative Financial Instruments(c)
Assets:
Credit contracts	$—	$25,666,125	$—	$25,666,125
Equity contracts	1,211,393	8,361,852	—	9,573,245
Foreign currency exchange contracts	—	57,940,161	—	57,940,161
Interest rate contracts	127,429,908	281,481,336	—	408,911,244
Liabilities:
Credit contracts	—	(33,163,040)	—	(33,163,040)
Equity contracts	(15,094,285)	(1,893)	—	(15,096,178)
Foreign currency exchange contracts	—	(142,638,337)	—	(142,638,337)
Interest rate contracts	(49,768,783)	(606,385,791)	—	(656,154,574)

	$63,778,233	$(408,739,587)	$—	$(344,961,354)

(a)	See above Consolidated Schedule of Investments for values in each country.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

CONSOLIDATED SCHEDULES OF INVESTMENTS	117

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Income Opportunities Portfolio

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, Reverse Repurchase Agreements of $6,271,954 are categorized as Level 2 within the disclosure hierarchy.

During the year ended December 31, 2018, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Preferred Securities	U.S. Government Sponsored Agency Securities	Options Purchased	Warrants	Unfunded Floating Rate Loan Interests	Total
Assets:
Opening Balance, as of December 31, 2017	$301,705,512	$1,172,762	$10,257,860	$295,938,252	$222,383,753	$315,114	$2,372,827	$28	$—	$—	$834,146,108
Transfers into Level 3	8,769,053	—	98,807	—	70,703,457	—	—	—	—	—	79,571,317
Transfers out of Level 3	(189,274,776)	—	(4,102,097)	(2,686,793)	(75,451,883)	—	(2,372,827)	—	—	—	(273,888,376)
Other(a)	—	—	9,208,221	—	(9,350,000)	—	—	—	141,779	—	—
Accrued discounts/premiums	672,548	—	5,854	397,339	1,040,268	—	999	—	—	—	2,117,008
Net realized gain (loss)	(4,871,807)	—	(112,140)	1,113,503	(513,915)	185,991	3,342	(22)	—	—	(4,195,048)
Net change in unrealized appreciation (depreciation)(b)(c)	(56,617)	(540,233)	18,222	(178,555)	(10,656,809)	(145,157)	7,631	—	(135,621)	(36,306)	(11,723,445)
Purchases	86,251,206	—	16,681,682	533,291,101	166,573,590	—	1,743,045	—	—	—	804,540,624
Sales	(79,737,121)	—	(11,924,795)	(269,080,751)	(99,983,509)	(185,991)	(32,622)	(6)	—	—	(460,944,795)

Closing Balance, as of December 31, 2018	$123,457,998	$632,529	$20,131,614	$558,794,096	$264,744,952	$169,957	$1,722,395	$—	$6,158	$(36,306)	$969,623,393

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2018(c)	$(3,651,201)	$(540,233)	$18,222	$(178,555)	$(10,730,539)	$(145,157)	$7,631	$—	$(135,620)	$(36,306)	$(15,391,758)

(a)	Certain Level 3 investments were re-classified between Warrants, Corporate Bonds and Non-Agency Mortgage-Backed Securities.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

See notes to financial statements.

118	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

December 31, 2018

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio (a)

ASSETS
Investments at value — unaffiliated(b)	$97,668,682	$53,765,810,021
Investments at value — affiliated(c)	1,933,517	702,327,614
Cash	11,874	27,446,287
Cash pledged:
Collateral — OTC derivatives	—	37,949,000
Futures contracts	140,000	122,043,170
Centrally cleared swaps	1,719,000	164,178,080
Foreign currency at value(d)	160,349	283,586,104
Receivables:
Investments sold	112,768	14,279,176,199
Swaps	—	14,031
TBA sale commitments	—	21,318,819,304
Capital shares sold	327,180	123,164,076
Dividends — affiliated	—	1,363,098
Dividends — unaffiliated	—	125,796
Interest — unaffiliated	1,812,370	299,315,182
From the Manager	85,727	—
Variation margin on futures contracts	—	16,325,326
Variation margin on centrally cleared swaps	46,522	—
Swap premiums paid	1,249,250	53,668,730
Unrealized appreciation on:
Forward foreign currency exchange contracts	4,022,570	57,940,161
OTC swaps	310,455	52,397,046
Prepaid expenses	41,614	366,986

Total assets	109,641,878	91,306,016,211

(a) Consolidated Statement of Assets and Liabilities.
(b) Investments at cost — unaffiliated	$104,663,461	$54,249,737,483
(c) Investments at cost — affiliated	$1,898,060	$705,883,555
(d) Foreign currency at cost	$157,964	$282,457,270

See notes to financial statements.

FINANCIAL STATEMENTS	119

Statements of Assets and Liabilities  (continued)

December 31, 2018

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio (a)

LIABILITIES
Investments sold short, at value(e)	$—	$8,277,744
Cash received:
Collateral — borrowed bond agreements	—	3,998,894
Collateral — OTC derivatives	990,000	53,880,000
Collateral — TBA commitments	—	13,787,881
Borrowed bonds at value(f)	—	1,016,651,155
Options written at value(g)	52,077	281,114,589
TBA sale commitments at value(h)	—	21,535,055,241
Reverse repurchase agreements at value	—	6,271,954
Payables:
Investments purchased	244,142	33,945,352,065
Printing fees	58,843	264,699
Administration fees	7,712	1,267,220
Board realignment and consolidation	78,429	2,017,067
Capital shares redeemed	192,022	205,815,007
Custodian fees	45,683	937,848
Income dividend distributions	213,258	14,219,001
Interest expense	—	9,608,922
Investment advisory fees	9,426	13,401,628
Trustees’ and Officer’s fees	3,635	118,883
Other affiliates	293	104,830
Professional fees	39,356	430,303
Service and distribution fees	4,171	912,758
Transfer agent fees	19,906	7,368,432
Other accrued expenses	18,723	1,560,592
Variation margin on futures contracts	27	128,577
Variation margin on centrally cleared swaps	—	5,532,181
Swap premiums received	691,609	31,233,546
Unrealized depreciation on:
Forward foreign currency exchange contracts	5,014,441	114,480,219
OTC swaps	393,891	42,652,594
Unfunded floating rate loan interests	—	36,306

Total liabilities	8,077,644	57,316,480,136

NET ASSETS	$101,564,234	$33,989,536,075

NET ASSETS CONSIST OF
Paid-in capital	$124,570,705	$35,753,620,869
Accumulated loss	(23,006,471)	(1,764,084,794)

NET ASSETS	$101,564,234	$33,989,536,075

(e) Proceeds received from investments sold short at value — unaffiliated	$—	$8,275,604
(f) Proceeds received from borrowed bonds	$—	$1,029,599,643
(g) Premiums received	$83,929	$272,094,337
(h) Proceeds from TBA sale commitments	$—	$21,318,819,304

See notes to financial statements.

120	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

December 31, 2018

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio (a)

NET ASSET VALUE

Institutional
Net assets	$26,314,098	$23,621,297,919

Share outstanding(i)	3,275,216	2,461,467,146

Net asset value	$8.03	$9.60

Investor A
Net assets	$8,102,273	$2,023,700,216

Share outstanding(i)	1,010,482	210,906,810

Net asset value	$8.02	$9.60

Investor C
Net assets	$2,411,423	$514,267,734

Share outstanding(i)	300,605	53,641,024

Net asset value	$8.02	$9.59

Class K
Net assets	$64,736,440	$7,830,270,206

Share outstanding(i)	8,065,349	815,405,511

Net asset value	$8.03	$9.60

(i) Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

FINANCIAL STATEMENTS	121

Statements of Operations

Year Ended December 31, 2018

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio		BlackRock Strategic Income Opportunities Portfolio (a)

INVESTMENT INCOME
Interest — unaffiliated	$8,396,856		$1,541,927,187
Dividends — affiliated	66,836		17,055,590
Dividends — unaffiliated	—		13,209,209
Foreign taxes withheld	(91,704)		(6,474,576)

Total investment income	8,371,988		1,565,717,410

EXPENSES
Investment advisory	763,796		158,975,007
Professional	114,410		825,624
Custodian	86,872		2,429,064
Board realignment and consolidation	78,429		2,352,295
Registration	69,255		1,573,214
Accounting services	66,671		1,887,158
Service and distribution — class specific	65,525		11,449,964
Administration	54,103		11,000,152
Printing	53,242		189,788
Transfer agent — class specific	47,277		25,796,441
Administration — class specific	25,458		6,990,915
Trustees and Officer	17,522		413,526
Recoupment of past waived and/or reimbursed fees — class specific	—		12,909
Miscellaneous	37,912		1,165,415

Total expenses excluding interest expense	1,480,472		225,061,472
Interest expense	—		164,000,803

Total expenses	1,480,472		389,062,275
Less:
Fees waived and/or reimbursed by the Manager	(506,491)		(1,368,850)
Administration fees waived — class specific	(24,731)		(257,175)
Transfer agent fees waived and/or reimbursed — class specific	(19,212)		(1,324)

Total expenses after fees waived and/or reimbursed	930,038		387,434,926

Net investment income	7,441,950		1,178,282,484

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	108,616		(13,058,903)
Investments — unaffiliated	(6,923,052	)(b)	(1,313,936,008	)(c)
Borrowed bonds	—		(7,631,476)
Forward foreign currency exchange contracts	(6,944,075)		361,356,993
Foreign currency transactions	234,801		(212,067,144)
Futures contracts	448,640		205,157,871
Options written	299,229		652,627,804
Payment by affiliate	—		121,555	(d)
Short sales — unaffiliated	—		97,520,418
Swaps	1,629,782		(10,444,632)

	(11,146,059)		(240,353,522)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	35,457		(20,774,376)
Investments — unaffiliated	(11,012,811)		(1,074,642,261	)(e)
Borrowed bonds	—		34,370,791
Forward foreign currency exchange contracts	(1,409,178)		(18,103,643)
Foreign currency translations	(18,336)		(403,336)
Futures contracts	(108,889)		53,330,022
Options written	31,852		(43,833,815)
Short sales — unaffiliated	—		184,474
Swaps	1,235,999		(73,689,073)
Unfunded floating rate loan interests	—		(67,985)

	(11,245,906)		(1,143,629,202)

Net realized and unrealized loss	(22,391,965)		(1,383,982,724)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(14,950,015)		$(205,700,240)

(a)	Consolidated Statement of Operations.
(b)	Net of $(491) foreign capital gain tax.
(c)	Net of $97,289 foreign capital gain tax.
(d)	Includes payments by an affiliate to compensate for operating events.
(e)	Net of $98,679 foreign capital gain tax.

See notes to financial statements.

122	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio		BlackRock Strategic Income Opportunities Portfolio(a)
	Year Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,441,950	$7,359,215	$1,178,282,484	$1,000,632,285
Net realized loss	(11,146,059)	(4,226,550)	(240,353,522)	(175,748,944)
Net change in unrealized appreciation (depreciation)	(11,245,906)	1,870,202	(1,143,629,202)	537,211,448

Net increase (decrease) in net assets resulting from operations	(14,950,015)	5,002,867	(205,700,240)	1,362,094,789

DISTRIBUTIONS TO SHAREHOLDERS(b)(c)
From net investment income:
Institutional	(19,542)	(2,394,591)	(803,831,675)	(666,414,835)
Investor A	(5,998)	(878,781)	(64,337,565)	(75,452,900)
Investor C	(1,223)	(214,406)	(12,980,268)	(16,313,859)
Class K	(33,765)	(3,707,537)	(226,046,178)	(147,882,739)
From return of capital:
Institutional	(1,929,745)	—	(7,497,397)	(68,474,102)
Investor A	(592,347)	—	(600,081)	(7,752,783)
Investor C	(120,739)	—	(121,068)	(1,676,249)
Class K	(3,334,257)	—	(2,108,349)	(15,194,946)

Decrease in net assets resulting from distributions to shareholders	(6,037,616)	(7,195,315)	(1,117,522,581)	(999,162,413)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(14,732,477)	84,088,859	3,584,884,128	4,466,261,564

NET ASSETS(c)
Total increase (decrease) in net assets	(35,720,108)	81,896,411	2,261,661,307	4,829,193,940
Beginning of year	137,284,342	55,387,931	31,727,874,768	26,898,680,828

End of year	$101,564,234	$137,284,342	$33,989,536,075	$31,727,874,768

(a)	Consolidated Statements of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	123

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Institutional
	Year Ended December 31,
	2018		2017	2016	2015	2014

Net asset value, beginning of year	$9.45		$9.51	$8.79	$8.73	$9.14

Net investment income(a)	0.52		0.63	0.58	0.43	0.51
Net realized and unrealized gain (loss)	(1.52)		(0.10)	0.56	(0.10)	(0.50)

Net increase (decrease) from investment operations	(1.00)		0.53	1.14	0.33	0.01

Distributions(b)
From net investment income	(0.00	)(c)	(0.59)	(0.42)	(0.27)	—
From return of capital	(0.42)		—	—	—	(0.42)

Total distributions	(0.42)		(0.59)	(0.42)	(0.27)	(0.42)

Net asset value, end of year	$8.03		$9.45	$9.51	$8.79	$8.73

Total Return(d)
Based on net asset value	(10.84)%		5.66%	13.27%	3.80%	0.09%

Ratios to Average Net Assets(e)
Total expenses(f)	1.13%		1.13%	1.48%	1.50%	1.30%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.71%		0.78%	0.91%	0.97%	0.98%

Net investment income	5.89%		6.68%	6.34%	4.86%	5.79%

Supplemental Data
Net assets, end of year (000)	$26,314		$43,693	$24,097	$19,339	$24,177

Portfolio turnover rate	165%		187%	276%	421%	449%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.00%	0.01%	0.02%	0.01%

(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Expense ratios	N/A	1.13%	1.48%	1.48%	1.29%

See notes to financial statements.

124	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (continued)

	Investor A
	Year Ended December 31,
	2018		2017	2016	2015	2014

Net asset value, beginning of year	$9.43		$9.50	$8.78	$8.72	$9.13

Net investment income(a)	0.49		0.61	0.55	0.40	0.48
Net realized and unrealized gain (loss)	(1.51)		(0.12)	0.56	(0.10)	(0.49)

Net increase (decrease) from investment operations	(1.02)		0.49	1.11	0.30	(0.01)

Distributions(b)
From net investment income	(0.00	)(c)	(0.56)	(0.39)	(0.24)	—
From return of capital	(0.39)		—	—	—	(0.40)

Total distributions	(0.39)		(0.56)	(0.39)	(0.24)	(0.40)

Net asset value, end of year	$8.02		$9.43	$9.50	$8.78	$8.72

Total Return(d)
Based on net asset value	(10.99)%		5.29%	12.96%	3.51%	(0.14)%

Ratios to Average Net Assets(e)
Total expenses(f)	1.46%		1.45%	1.79%	1.81%	1.65%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.96%		1.03%	1.20%	1.25%	1.25%

Net investment income	5.64%		6.48%	6.05%	4.60%	5.42%

Supplemental Data
Net assets, end of year (000)	$8,102		$14,756	$15,293	$14,110	$12,063

Portfolio turnover rate	165%		187%	276%	421%	449%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.00%	0.01%	0.02%	0.01%

(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Expense ratios	N/A	1.45%	1.79%	1.81%	1.59%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	125

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (continued)

	Investor C
	Year Ended December 31,
	2018		2017	2016	2015	2014

Net asset value, beginning of year	$9.44		$9.50	$8.78	$8.73	$9.14

Net investment income(a)	0.43		0.54	0.48	0.34	0.41
Net realized and unrealized gain (loss)	(1.52)		(0.11)	0.56	(0.11)	(0.50)

Net increase (decrease) from investment operations	(1.09)		0.43	1.04	0.23	(0.09)

Distributions(b)
From net investment income	(0.00	)(c)	(0.49)	(0.32)	(0.18)	—
From return of capital	(0.33)		—	—	—	(0.32)

Total distributions	(0.33)		(0.49)	(0.32)	(0.18)	(0.32)

Net asset value, end of year	$8.02		$9.44	$9.50	$8.78	$8.73

Total Return(d)
Based on net asset value	(11.74)%		4.62%	12.12%	2.65%	(0.93)%

Ratios to Average Net Assets(e)
Total expenses(f)	2.30%		2.30%	2.63%	2.64%	2.45%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.71%		1.78%	1.96%	2.00%	2.00%

Net investment income	4.85%		5.74%	5.30%	3.85%	4.63%

Supplemental Data
Net assets, end of year (000)	$2,411		$3,823	$4,892	$6,060	$7,358

Portfolio turnover rate	165%		187%	276%	421%	449%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.00%	0.01%	0.02%	0.01%

(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

126	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (continued)

	Class K
	Year Ended December 31,
	2018		2017	2016	2015	2014

Net asset value, beginning of year	$9.44		$9.51	$8.79	$8.73	$9.14

Net investment income(a)	0.51		0.64	0.58	0.44	0.50
Net realized and unrealized gain (loss)	(1.50)		(0.12)	0.56	(0.10)	(0.48)

Net increase (decrease) from investment operations	(0.99)		0.52	1.14	0.34	0.02

Distributions(b)
From net investment income	(0.00	)(c)	(0.59)	(0.42)	(0.28)	—
From return of capital	(0.42)		—	—	—	(0.43)

Total distributions	(0.42)		(0.59)	(0.42)	(0.28)	(0.43)

Net asset value, end of year	$8.03		$9.44	$9.51	$8.79	$8.73

Total Return(d)
Based on net asset value	(10.70)%		5.60%	13.37%	3.91%	0.20%

Ratios to Average Net Assets(e)
Total expenses(f)	1.08%		1.03%	1.39%	1.37%	1.23%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.66%		0.73%	0.83%	0.85%	0.85%

Net investment income	5.91%		6.70%	6.44%	4.99%	5.57%

Supplemental Data
Net assets, end of year (000)	$64,736		$75,012	$11,106	$13,088	$19,803

Portfolio turnover rate	165%		187%	276%	421%	449%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.00%	0.01%	0.02%	0.01%

(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	127

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Strategic Income Opportunities Portfolio

	Institutional

	Year Ended December 31,
	2018		2017	2016	2015	2014

Net asset value, beginning of year	$9.96		$9.83	$9.77	$10.11	$10.17

Net investment income(a)	0.33		0.35	0.26	0.21	0.24
Net realized and unrealized gain (loss)	(0.37)		0.12	0.09	(0.24)	0.15

Net increase (decrease) from investment operations	(0.04)		0.47	0.35	(0.03)	0.39

Distributions(b)
From net investment income	(0.32)		(0.31)	(0.25)	(0.29)	(0.41)
From net realized gain	—		—	—	(0.02)	(0.04)
From return of capital	(0.00	)(c)	(0.03)	(0.04)	—	—

Total distributions	(0.32)		(0.34)	(0.29)	(0.31)	(0.45)

Net asset value, end of year	$9.60		$9.96	$9.83	$9.77	$10.11

Total Return(d)
Based on net asset value	(0.46	)%(e)	4.88%	3.61%	(0.30)%	3.79%

Ratios to Average Net Assets(f)
Total expenses(g)	1.09%		0.90%	0.74%	0.77%	0.78%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.09%		0.89%	0.73%	0.75%	0.77%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.62%		0.61%	0.60%	0.59%	0.60%

Net investment income	3.40%		3.49%	2.66%	2.09%	2.34%

Supplemental Data
Net assets, end of year (000)	$23,621,298		$23,089,643	$17,994,587	$24,173,415	$20,070,188

Portfolio turnover rate(h)	2,337%		1,576%	1,541%	1,856%	1,396%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.02%	0.03%	0.02%

(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Expense ratios	N/A	0.90%	0.73%	0.77%	0.77%

(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	1,565%	1,060%	1,098%	1,242%	1,067%

See notes to financial statements.

128	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Income Opportunities Portfolio (continued)

	Investor A

	Year Ended December 31,
	2018		2017	2016	2015	2014

Net asset value, beginning of year	$9.96		$9.83	$9.77	$10.11	$10.17

Net investment income(a)	0.29		0.31	0.23	0.18	0.22
Net realized and unrealized gain (loss)	(0.36)		0.14	0.09	(0.24)	0.14

Net increase (decrease) from investment operations	(0.07)		0.45	0.32	(0.06)	0.36

Distributions(b)
From net investment income	(0.29)		(0.29)	(0.22)	(0.26)	(0.38)
From net realized gain	—		—	—	(0.02)	(0.04)
From return of capital	(0.00	)(c)	(0.03)	(0.04)	—	—

Total distributions	(0.29)		(0.32)	(0.26)	(0.28)	(0.42)

Net asset value, end of year	$9.60		$9.96	$9.83	$9.77	$10.11

Total Return(d)
Based on net asset value	(0.74	)%(e)	4.59%	3.30%	(0.60)%	3.48%

Ratios to Average Net Assets(f)
Total expenses(g)	1.39%		1.22%	1.07%	1.12%	1.09%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.38%		1.16%	1.03%	1.06%	1.06%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.91%		0.90%	0.90%	0.90%	0.90%

Net investment income	3.00%		3.09%	2.38%	1.77%	2.10%

Supplemental Data
Net assets, end of year (000)	$2,023,700		$2,234,189	$4,380,500	$5,632,067	$4,047,716

Portfolio turnover rate(h)	2,337%		1,576%	1,541%	1,856%	1,396%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.02%	0.03%	0.02%

(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Expense ratios	N/A	N/A	N/A	1.10%	1.08%

(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	1,565%	1,060%	1,098%	1,242%	1,067%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	129

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Income Opportunities Portfolio (continued)

	Investor C

	Year Ended December 31,
	2018		2017	2016	2015	2014

Net asset value, beginning of year	$9.95		$9.82	$9.76	$10.10	$10.16

Net investment income(a)	0.24		0.24	0.16	0.10	0.14
Net realized and unrealized gain (loss)	(0.38)		0.13	0.08	(0.24)	0.14

Net increase (decrease) from investment operations	(0.14)		0.37	0.24	(0.14)	0.28

Distributions(b)
From net investment income	(0.22)		(0.21)	(0.15)	(0.18)	(0.30)
From net realized gain	—		—	—	(0.02)	(0.04)
From return of capital	(0.00	)(c)	(0.03)	(0.03)	—	—

Total distributions	(0.22)		(0.24)	(0.18)	(0.20)	(0.34)

Net asset value, end of year	$9.59		$9.95	$9.82	$9.76	$10.10

Total Return(d)
Based on net asset value	(1.47	)%(e)	3.81%	2.53%	(1.34)%	2.70%

Ratios to Average Net Assets(f)
Total expenses(g)	2.11%		1.93%	1.79%	1.83%	1.83%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.11%		1.91%	1.78%	1.81%	1.81%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.64%		1.65%	1.65%	1.65%	1.65%

Net investment income	2.41%		2.41%	1.63%	1.03%	1.33%

Supplemental Data
Net assets, end of year (000)	$514,268		$655,874	$872,501	$1,119,341	$1,085,448

Portfolio turnover rate(h)	2,337%		1,576%	1,541%	1,856%	1,396%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effect of any sales charges and assumes the reinvestment of distributions.
(e)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.02%	0.03%	0.02%

(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Expense ratios	2.11%	1.92%	1.78%	1.81%	1.83%

(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	1,565%	1,060%	1,098%	1,242%	1,067%

See notes to financial statements.

130	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Income Opportunities Portfolio (continued)

	Class K

	Year Ended December 31,			Period from 03/28/2016 (a) to 12/31/2016
	2018		2017

Net asset value, beginning of period	$9.97		$9.84	$9.65

Net investment income(b)	0.34		0.36	0.22
Net realized and unrealized gain (loss)	(0.39)		0.12	0.21

Net increase (decrease) from investment operations	(0.05)		0.48	0.43

Distributions(c)
From net investment income	(0.32)		(0.32)	(0.20)
From return of capital	(0.00	)(d)	(0.03)	(0.04)

Total distributions	(0.32)		(0.35)	(0.24)

Net asset value, end of period	$9.60		$9.97	$9.84

Total Return(e)
Based on net asset value	(0.47	)%(f)	4.97%	4.47	%(g)

Ratios to Average Net Assets(h)
Total expenses	1.01%		0.82%	0.69	%(i)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.00%		0.81%	0.68	%(i)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.53%		0.53%	0.53	%(i)

Net investment income	3.47%		3.58%	2.93	%(i)

Supplemental Data
Net assets, end of period (000)	$7,830,270		$5,748,169	$3,651,094

Portfolio turnover rate(j)	2,337%		1,576%	1,541%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Aggregate total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,		Period from 03/28/2016 (a) to 12/31/2016
	2018	2017
Investments in underlying funds	0.01%	0.01%	0.02%

(i)	Annualized.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,		Period from 03/28/2016 (a) to 12/31/2016
	2018	2017
Portfolio turnover rate (excluding MDRs)	1,565%	1,060%	1,098%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	131

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds V (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	Emerging Markets Flexible Dynamic Bond	Non-diversified
BlackRock Strategic Income Opportunities Portfolio	Strategic Income Opportunities	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, each Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares of the applicable Fund, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years	(b)

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)

Effective November 8, 2018, these shares implemented an automatic conversion feature whereby such shares will be automatically converted into Investor A Shares after a conversion period of approximately ten years, and, thereafter, investors will be subject to lower ongoing fees.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

Reorganization: The Board of Trustees of the Trust (the “Board”) approved an Agreement and Plan of Reorganization with respect to each of the following Target Funds (each, a “Target Fund”), pursuant to which each Target Fund reorganized into a newly created series (each, an “Acquiring Fund”) of BlackRock Funds V, a newly organized Massachusetts business trust. These reorganizations (the “Reorganizations”) closed on September 17, 2018 and were not subject to approval by shareholders of the Target Funds.

Target Fund	Target Fund’s Registrant	Acquiring Fund	Acquiring Fund’s Registrant
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Funds II	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Funds V
BlackRock Strategic Income Opportunities Portfolio	BlackRock Funds II	BlackRock Strategic Income Opportunities Portfolio	BlackRock Funds V

The Reorganizations were effected in connection with a potential reconfiguration of the boards of directors/trustees of certain BlackRock-advised funds.

Each Acquiring Fund has the same investment objective, strategies and policies, investment adviser, sub-adviser, portfolio management team and service providers as the corresponding Target Fund. Each Target Fund is the performance and accounting survivor of its Reorganization, meaning that the corresponding Acquiring Fund assumed the performance and financial history of the Target Fund upon completion of the Reorganization. In addition, as a result of the applicable Reorganization, each Acquiring Fund is subject to the same contractual arrangements, including the same contractual fees and expenses, as those of the corresponding Target Fund. The Reorganizations were tax-free, meaning that each Target Fund’s shareholders became shareholders of the corresponding Acquiring Fund without realizing any gain or loss for federal income tax purposes.

As a result, each Acquiring Fund acquired all of the assets and assumed all of the liabilities of their corresponding Target Fund in exchange for an equal aggregate value of newly-issued shares of its Acquiring Fund. Each shareholder of a Target Fund received shares of the corresponding Acquiring Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on September 14, 2018.

The Reorganizations were accomplished by a tax-free exchange of shares of each Acquiring Fund in the following amounts and at the following conversion ratio:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares Post- Reorganization
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	14,205,613	1	14,205,613
BlackRock Strategic Income Opportunities Portfolio	3,737,228,030	1	3,737,228,030

For financial reporting purposes, assets received and shares issued by each Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from each Target Fund were carried forward to align ongoing reporting of each Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

132	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Prior to the Reorganizations, the Acquiring Funds had not yet commenced operations and had no assets or liabilities. Each Target Fund’s net assets, fair value and cost of investments and derivative financial instruments prior to the Reorganizations were as follows:

Target Fund	Net Assets	Fair Value of Investments	Cost of Investments
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	$115,718,207	$100,769,324	$106,003,099
BlackRock Strategic Income Opportunities Portfolio	36,327,263,905	32,324,200,160	32,906,632,177

Prior to the Reorganizations’ effective date, each Target Fund began to incur expenses in connection with a potential realignment and consolidation of the boards of directors/trustees of certain BlackRock-advised funds. These expenses and liabilities have been assumed by each respective Acquiring Fund. The Manager has voluntarily agreed to reimburse certain Acquiring Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Basis of Consolidation: The accompanying consolidated financial statements of Strategic Income Opportunities include the account of BlackRock Cayman Strategic Income Opportunities Portfolio I, Ltd. (the “Subsidiary”). As of period end, the Subsidiary, which was wholly-owned by the Fund, was dissolved. The Subsidiary enabled Strategic Income Opportunities to hold commodity-related instruments and other derivatives and satisfy Regulated Investment Company (“RIC”) tax requirements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when a Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non- taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset Strategic Income Opportunities’ ordinary income and/or capital gains for that year.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

NOTES TO FINANCIAL STATEMENTS	133

Notes to Financial Statements  (continued)

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

Emerging Markets Flexible Dynamic Bond has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Emerging Markets Flexible Dynamic Bond may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset- backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange- traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

134	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Service
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach.

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

NOTES TO FINANCIAL STATEMENTS	135

Notes to Financial Statements  (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

136	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate interests, a fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, Strategic Income Opportunities had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Moffett Towers, Term Loan	$14,522,306	$14,522,306	$14,486,000	$(36,306)

NOTES TO FINANCIAL STATEMENTS	137

Notes to Financial Statements  (continued)

Forward Commitments and When-Issued Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended December 31, 2018, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for Strategic Income Opportunities were $5,912,670,858 and 0.56%, respectively.

Borrowed bond agreements and reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements and reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

138	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of Strategic Income Opportunities open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements (a)	Reverse Repurchase Agreements	Borrowed Bond at Value including Accrued Interest (b)	Net Amount before Collateral	Non-cash Collateral Received	Cash Collateral Received	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (c)	Cash Collateral Pledged	Net Collateral (Received) / Pledged (c)	Net Exposure Due (to) / from Counterparty (d)
Barclays Bank plc	$295,480,720	$(6,271,954)	$(292,838,267)	$(3,629,501)	$(2,495,494)	$—	$6,271,954	$—	$3,776,460	$146,959
Barclays Capital, Inc.	16,468,663	—	(15,826,856)	641,807	(569,793)	—	—	—	(569,793)	72,014
BNP Paribas SA	116,008,125	—	(116,328,035)	(319,910)	—	—	—	319,910	319,910	—
Citigroup Global Markets, Inc.	44,898,141	—	(43,649,484)	1,248,657	—	(1,248,657)	—	—	(1,248,657)	—
Deutsche Bank AG	7,089,692	—	(7,016,251)	73,441	—	—	—	—	—	73,441
Goldman Sachs International	6,255,799	—	(6,351,549)	(95,750)	—	—	—	—	—	(95,750)
J.P. Morgan Securities LLC	120,808,541	—	(117,253,949)	3,554,592	—	(3,176,000)	—	—	(3,176,000)	378,592
Merrill Lynch, Pierce, Fenner & Smith Inc.	275,260,000	—	(276,091,785)	(831,785)	—	—	—	—	—	(831,785)
Nomura International plc	4,176,000	—	(4,205,770)	(29,770)	—	—	—	—	—	(29,770)
RBC Capital Markets, LLC	126,314,070	—	(111,428,066)	14,886,004	(5,343,599)	—	—	—	(5,343,599)	9,542,405 (e)
RBC Europe Ltd.	35,956,690	—	(35,369,500)	587,190	(587,190)	—	—	—	(587,190)	—

	$1,048,716,441	$(6,271,954)	$(1,026,359,512)	$16,084,975	$(8,996,076)	$(4,424,657)	$6,271,954	$319,910	$(6,828,869)	$9,256,106

(a)	Included in Investments at value — unaffiliated in the Statements of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $9,708,357 which is included in interest expense payable in the Statements of Assets and Liabilities.
(c)

Net collateral, including accrued interest, with a value of $6,926,180 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(d)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.
(e)	Borrowed bond agreement with a value of $9,355,500 has been purchased and is pending settlement as of December 31, 2018.

When a fund enters MRA and International Swaps and Derivatives Association, Inc. (an “ISDA”) and/or Master Securities Lending Agreements (“MSLA”) with the same counterparty, the agreements may contain a set-off provision allowing a fund to offset a net amount payable with a net amount receivable upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, regardless of the contractual rights included in an MRA, such laws may prohibit a fund from setting off amounts owed to a defaulting counterparty under an MRA against amounts owed to a fund by affiliates of the defaulting counterparty. However, the insolvency regimes of many jurisdictions generally permit set-off of simultaneous payables and receivables with the same legal entity under certain types of financial contracts. These rules would apply upon a default of the legal entity, regardless of the existence of a contractual set-off right in those contracts.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is shown as interest expense in the Statements of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS	139

Notes to Financial Statements  (continued)

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•

Interest rate caps and floors — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that a Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

•	Barrier options — Certain Funds may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Funds may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

140	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receives payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that each Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

NOTES TO FINANCIAL STATEMENTS	141

Notes to Financial Statements  (continued)

•

Forward swaps — Certain Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an ISDA Master Agreement or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, Emerging Markets Flexible Dynamic Bond pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Emerging Markets Flexible Dynamic Bond’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.600%
$1 Billion — $2 Billion	0.550
$2 Billion — $3 Billion	0.525
Greater than $3 Billion	0.500

For such services, Strategic Income Opportunities pays the Manager a monthly fee, based on the average daily net assets that are attributable to Strategic Income Opportunities’ direct investments in fixed-income and equity securities and instruments, including ETFs advised by the Manager or other investment advisers, other investments, and cash and cash equivalents (including money market funds, whether advised by the Manager or other investment advisers) and excludes investments in other BlackRock equity and/or fixed-income mutual funds, at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.550%
$1 Billion — $2 Billion	0.500
$2 Billion — $3 Billion	0.475
$3 Billion — $35 Billion	0.450
Greater than $35 Billion	0.430

142	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For Strategic Income Opportunities, the Manager provided investment management and other services to the Subsidiary. The Manager did not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund paid the Manager based on the Fund’s net assets, which included the assets of the Subsidiary.

With respect to each Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. With respect to Strategic Income Opportunities, the Manager has also entered into a separate sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), which is also an affiliate of the Manager. The Manager pays BIL and BRS, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreements and a Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Distribution Fee	Service Fee
Investor A	—%	0.25%
Investor C	0.75	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Investor A	Investor C	Total
Emerging Markets Flexible Dynamic Bond	$33,087	$32,438	$65,525
Strategic Income Opportunities	5,524,199	5,925,765	11,449,964

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreements with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended December 31, 2018, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$8,226	$2,647	$649	$13,936	$25,458
Strategic Income Opportunities	5,044,804	441,903	118,507	1,385,701	6,990,915

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2018, Strategic Income Opportunities paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor C	Total
Strategic Income Opportunities	$1,609,835	$8	$1,609,843

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended December 31, 2018, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$116	$992	$251	$388	$1,747
Strategic Income Opportunities	46,722	9,072	7,396	22,004	85,194

NOTES TO FINANCIAL STATEMENTS	143

Notes to Financial Statements  (continued)

For the year ended December 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$21,400	$17,838	$7,245	$794	$47,277
Strategic Income Opportunities	22,137,324	2,986,564	624,080	48,473	25,796,441

Other Fees: For the year ended December 31, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Emerging Markets Flexible Dynamic Bond	$663
Strategic Income Opportunities	29,001

For the year ended December 31, 2018, affiliates received CDSCs as follows:

	Investor A	Investor C	Total
Emerging Markets Flexible Dynamic Bond	$537	$192	$729
Strategic Income Opportunities	84,110	48,233	132,343

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2018, the amount waived on Strategic Income Opportunities was $306,418.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of Emerging Markets Flexible Dynamic Bond’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of Strategic Income Opportunities’ assets invested in affiliated equity and fixed-income exchange-traded funds that have a contractual management fee through April 30, 2020. These contractual agreements may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2018, the Manager waived $6,253 in investment advisory fees with respect to Emerging Markets Flexible Dynamic Bond Portfolio pursuant to this arrangement. For the year ended December 31, 2018, the Manager waived $1,062,432 in investment advisory fees with respect to Strategic Income Opportunities pursuant to this arrangement.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets is as follows:

	Institutional	Investor A	Investor C	Class K
Emerging Markets Flexible Dynamic Bond	0.68%	0.93%	1.68%	0.63%
Strategic Income Opportunities	0.65	0.90	1.65	N/A

Prior to March 29, 2018, the expense limitation as a percentage of average daily net assets for Emerging Markets Flexible Dynamic Bond were as follows:

	Institutional	Investor A	Investor C	Class K
Emerging Markets Flexible Dynamic Bond	0.78%	1.03%	1.78%	0.73%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund.

For the year ended December 31, 2018, the amounts included in fees waived by the Manager were as follows:

Emerging Markets Flexible Dynamic Bond	$421,809

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended December 31, 2018, class specific expense waivers and/or reimbursements were as follows:

Administration fees waived	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$7,655	$2,647	$649	$13,780	$24,731
Strategic Income Opportunities	—	257,175	—	—	257,175

Transfer agent fees waived and/or reimbursed	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$1,471	$11,329	$5,632	$780	$19,212
Strategic Income Opportunities	—	1,324	—	—	1,324

144	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Funds have begun to incur expenses in connection with a proposed realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse certain Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2018, the amount reimbursed to Emerging Markets Flexible Dynamic Bond was $78,429.

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement, and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the year ended December 31, 2018, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

Investor C
Strategic Income Opportunities	$12,909

On December 31, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2019	2020
Emerging Markets Flexible Dynamic Bond
Fund Level	$318,992	$421,809
Institutional	20,097	9,126
Investor A	16,359	13,976
Investor C	8,934	6,281
Class K	11,097	14,560
Strategic Income Opportunities
Investor A	1,445,212	258,499
Investor C	38,443	—

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on December 31, 2018:

	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Fund Level	$284,620	$—
Institutional	6,613	—
Investor A	6,718	1,563,682
Investor C	6,931	5,352
Class K	2,566	—

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS	145

Notes to Financial Statements  (continued)

Other Transactions: During the year ended December 31, 2018, Strategic Income Opportunities received reimbursements of $121,555 from an affiliate, which is shown as payments by affiliate in the Statements of Operations, related to operating events.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2018, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Loss
Strategic Income Opportunities	$31,656,132	$74,371,240	$(2,523,300)

7.	PURCHASES AND SALES

For the year ended December 31, 2018, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Purchases
Non-U.S Government Securities	$152,852,467	$773,882,876,190
U.S Government Securities	31,924,768	101,292,072,915

	$184,777,235	$875,174,949,105

Sales
Non-U.S Government Securities	$161,255,609	$769,644,954,366
U.S Government Securities	31,883,973	109,238,675,019

	$193,139,582	$878,883,629,385

For the year ended December 31, 2018, purchases and sales related to mortgage dollar rolls were as follows:

Purchases and Sales — MDRs	Strategic Income Opportunities
Purchases	$288,927,571,724
Sales	288,901,471,435

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to non-deductible expenses, net operating losses, distributions in excess of taxable income, and the investment in a wholly owned subsidiary were reclassified to the following accounts:

	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Paid-in capital	$(1,291,955)	$(3,751,966)
Accumulated loss	1,291,955	3,751,966

The tax character of distributions paid was as follows:

	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Ordinary income
12/31/18	$60,528	$1,107,195,686
12/31/17	7,195,315	906,064,333

146	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Return of capital
12/31/18	$5,977,088	$10,326,895
12/31/17	—	93,098,080

Total
12/31/18	$6,037,616	$1,117,522,581

12/31/17	$7,195,315	$999,162,413

As of period end, the tax components of accumulated net losses were as follows:

	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Capital loss carryforwards	$(13,887,607)	$(728,778,575)
Net unrealized losses(a)	(9,118,864)	(934,846,284)
Qualified late-year losses(b)	—	(100,459,935)

	$(23,006,471)	$(1,764,084,794)

(a)

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the accounting for swap agreements, the realization for tax purposes of unrealized gains on investments in passive investment companies and the classification of investments.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2018, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
No expiration date	$13,887,607	$728,778,575

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Tax cost . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . .	$107,429,574	$55,022,653,752

Gross unrealized appreciation . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . ..	$6,158,348	$1,152,637,987
Gross unrealized depreciation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	(13,520,237)	(2,028,893,081)

Net unrealized depreciation . . . . . . . . . . . . . . . . . . . . .	$(7,361,889)	$(876,255,094)

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2018, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

NOTES TO FINANCIAL STATEMENTS	147

Notes to Financial Statements  (continued)

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the each Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

148	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed- income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invests a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

The United Kingdom is scheduled to withdraw from the European Union in March 2019, which may introduce significant new uncertainties and instability in the financial markets across Europe.

As of period end, the Strategic Income Opportunities Portfolio’s investments had the following industry classifications:

Industry	Percent of Long-Term Investments
Thrifts & Mortgage Finance	41%
Diversified Financial Services	37
Other(a)	22

(a)	All other industries held was less than 5% of long-term investments.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/2018		Year Ended 12/31/2017
Emerging Markets Flexible Dynamic Bond	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,419,913	$21,623,147	3,719,590	$35,517,441
Shares issued in reinvestment of distributions	180,037	1,567,114	196,539	1,863,378
Shares redeemed	(3,948,929)	(33,671,470)	(1,825,295)	(17,331,242)

Net increase (decrease)	(1,348,979)	$(10,481,209)	2,090,834	$20,049,577

Investor A
Shares sold and automatic conversion of shares	356,350	$3,170,560	496,781	$4,722,189
Shares issued in reinvestment of distributions	64,900	562,354	85,905	813,888
Shares redeemed	(975,171)	(8,147,700)	(628,440)	(5,972,233)

Net decrease	(553,921)	$(4,414,786)	(45,754)	$(436,156)

Investor C
Shares sold	49,802	$445,151	103,586	$989,713
Shares issued in reinvestment of distributions	12,286	106,761	20,168	191,140
Shares redeemed and automatic conversion of shares	(166,601)	(1,434,289)	(233,576)	(2,216,629)

Net decrease	(104,513)	$(882,377)	(109,822)	$(1,035,776)

Class K
Shares sold	562,437	$5,005,822	6,675,982	$64,560,871
Shares issued in reinvestment of distributions	130,615	1,123,257	100,706	954,114
Shares redeemed	(572,144)	(5,083,184)	(392)	(3,771)

Net increase	120,908	$1,045,895	6,776,296	$65,511,214

Total Net Increase (Decrease)	(1,886,505)	$(14,732,477)	8,711,554	$84,088,859

	Year Ended 12/31/2018		Year Ended 12/31/2017
Strategic Income Opportunities	Shares	Amount	Shares	Amount

Institutional
Shares sold	1,012,341,877	$9,962,714,892	1,041,401,753	$10,332,420,912
Shares issued in reinvestment of distributions	70,138,512	686,635,620	63,664,319	632,229,141
Shares redeemed	(939,409,503)	(9,159,811,978)	(616,969,149)	(6,123,833,809)

Net increase	143,070,886	$1,489,538,534	488,096,923	$4,840,816,244

NOTES TO FINANCIAL STATEMENTS	149

Notes to Financial Statements  (continued)

	Year Ended 12/31/2018		Year Ended 12/31/2017
Strategic Income Opportunities	Shares	Amount	Shares	Amount

Investor A
Shares sold and automatic conversion of shares	71,981,134	$708,941,011	89,512,581	$887,799,689
Shares issued in reinvestment of distributions	6,423,127	62,911,676	8,057,731	79,958,277
Shares redeemed	(91,854,372)	(899,301,243)	(318,818,179)	(3,158,765,247)

Net decrease	(13,450,111)	$(127,448,556)	(221,247,867)	$(2,191,007,281)

Investor C
Shares sold	6,974,335	$68,474,776	7,027,481	$69,657,954
Shares issued in reinvestment of distributions	1,231,025	12,055,415	1,651,816	16,383,659
Shares redeemed and automatic conversion of shares	(20,482,538)	(200,467,610)	(31,594,355)	(312,979,348)

Net decrease	(12,277,178)	$(119,937,419)	(22,915,058)	$(226,937,735)

Class K
Shares sold	301,539,871	$2,957,304,217	239,390,235	$2,377,722,265
Shares issued in reinvestment of distributions	22,929,557	224,325,700	16,025,963	159,273,996
Shares redeemed	(85,832,621)	(838,898,348)	(49,773,435)	(493,605,925)

Net increase	238,636,807	$2,342,731,569	205,642,763	$2,043,390,336

Total Net Increase	355,980,404	$3,584,884,128	449,576,761	$4,466,261,564

As of December 31, 2018, 4,072,600 Class K Shares of Emerging Markets Flexible Dynamic Bond were owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and distributions in excess of net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended December 31, 2017 were classified as follows:

	Share Class	Net Investment Income	Return of Capital
Emerging Markets Flexible Dynamic Bond	Institutional	$(2,394,591)	$—
	Investor A	(878,781)	—
	Investor C	(214,406)	—
	Class K	(3,707,537)	—
Strategic Income Opportunities	Institutional	$(666,414,835)	$(68,474,102)
	Investor A	(75,452,900)	(7,752,783)
	Investor C	(16,313,859)	(1,676,249)
	Class K	(147,882,739)	(15,194,946)

Distributions in excess of net investment income as of December 31, 2017 is as follows:

Distributions in Excess of Net Investment Income
Emerging Markets Flexible Dynamic Bond	$(1,102,859)
Strategic Income Opportunities	(253,176,314)

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

150	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Emerging Markets Flexible Dynamic Bond Portfolio and BlackRock Strategic Income Opportunities Portfolio and the Board of Trustees of BlackRock Funds V:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Emerging Markets Flexible Dynamic Bond Portfolio of BlackRock Funds V, including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. We have also audited the accompanying consolidated statement of assets and liabilities of BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds V and subsidiary (collectively with BlackRock Emerging Markets Flexible Dynamic Bond Portfolio, the “Funds”,), including the consolidated schedule of investments, as of December 31, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	151

Important Tax Information  (unaudited)

During the fiscal year ended December 31, 2018 the following information is provided with respect to the ordinary income distributions paid by the Funds.

	Payable Dates	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Interest-Related Dividends for Non-U.S. Residents(a)	January 2018	0.18%	61.67%
	February — December 2018	—	61.67
Federal Obligation Interest(b)	January — December 2018	—	11.41
Qualified Dividend Income for Individuals(c)	January — December 2018	—	6.27
Dividends Qualifying for the Dividend Received Deductions for Corporations(c)	January — December 2018	—	1.69

(a)	Represents the portion of the taxable ordinary distributions eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(b)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

(c)	The Portfolios hereby designate the percentage indicated above or the maximum amount allowable by law.

152	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds V (the “Trust”) met in person on May 8, 2018 (the “Organizational Meeting”) to consider the initial approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (the “Emerging Markets Flexible Dynamic Bond Portfolio”) and BlackRock Strategic Income Opportunities Portfolio (the “Strategic Income Opportunities Portfolio”) (each, a “Fund” and collectively, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the initial approval of the sub-advisory agreements (the “Sub-Advisory Agreements”) between the Manager and, with respect to each Fund, BlackRock International Limited and, with respect to the Strategic Income Opportunities Portfolio, BlackRock (Singapore) Limited (together, the “Sub-Advisors”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

On September 17, 2018, each Fund acquired the assets, subject to the liabilities of the BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (the “Predecessor Emerging Markets Flexible Dynamic Bond Portfolio”) and BlackRock Strategic Income Opportunities Portfolio (the “Predecessor Strategic Income Opportunities Portfolio”) (each a “Predecessor Fund” and collectively, the “Predecessor Funds”), respectively, each a series of BlackRock Funds II (the “Predecessor Trust”), through a reorganization (the “Reorganization”). Each Fund has the same investment objectives, strategies and policies, portfolio management team and contractual arrangements, including the same contractual fees and expenses, as its respective Predecessor Fund. As a result of the Reorganization, each Fund adopted the performance and financial history of its respective Predecessor Fund. The Advisory Agreement is substantially similar to the advisory agreement (the “Predecessor Advisory Agreement”) between the Predecessor Trust, on behalf of each Predecessor Fund, and the Manager. Similarly, each Sub-Advisory Agreement is substantially similar to each sub-advisory agreement (the “Predecessor Sub-Advisory Agreements” and together with the Predecessor Advisory Agreement the “Predecessor Agreements”) between the Manager and the Sub-Advisors, with respect to the Predecessor Funds.

Activities and Composition of the Board

On the date of the Organizational Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreements. In connection with this deliberative process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to each Fund (and those provided to each Predecessor Fund) by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s (and each Predecessor Fund’s) service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Board Considerations in Approving the Agreements

The Approval Process: At the Organizational Meeting, the Board reviewed materials relating to its consideration of the proposed Agreements. The Predecessor Agreements were most recently considered and approved by the board of trustees of the Predecessor Trust (the “Predecessor Board”) at in person meetings held on April 10, 2018 (the “April Meeting”) and May 8, 2018 (the “May Meeting”). The factors considered by the Board Members at the Organizational Meeting in connection with approval of the proposed Agreements were identical to the factors considered by them as members of the Predecessor Board at the April and May Meetings for the Predecessor Agreements. (Accordingly, references below to the “Board” mean both the Board and the Predecessor Board, and references below to the Board Members mean the members of both the Board and the Predecessor Board, unless the context requires otherwise.) These factors included, among other things: (a) the nature, extent and quality of the services to be provided by BlackRock (and those provided by BlackRock to each Predecessor Fund); (b) the investment performance of each Predecessor Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund and each Predecessor Fund; (d) the sharing of potential economies of scale; (e) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund and each Predecessor Fund; and (f) other factors deemed relevant by the Board Members.

In determining whether to approve the Predecessor Agreements, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Predecessor Agreements. These meetings were considered by the Board in evaluating approval of the Agreements. The Board received materials in advance of the Organizational Meeting relating to its consideration of the Agreements, including, among other things, (a) fees and estimated expense ratios of each Fund and the fees and expense ratios of each Predecessor Fund in comparison to the fees and expense ratios of a peer group of funds as determined by Broadridge Financial Solutions, Inc. (“Broadridge”) (“Expense Peers”); (b) information regarding BlackRock’s economic outlook for each Predecessor Fund and its general investment outlook for the markets; (c) information regarding fees paid to service providers that are affiliates of BlackRock; and (d) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreements. The Board also received information at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments to be made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	153

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

A. Nature, Extent and Quality of the Services to be Provided by BlackRock: The Board, including the Independent Board Members, considered the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to each Fund and those provided to each Predecessor Fund and the resulting performance of each Predecessor Fund. Throughout the year, the Board Members compared Predecessor Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers, in connection with its evaluation of each Predecessor Fund. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Predecessor Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board considered BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives that had been presented in connection with the Board’s evaluation of the Predecessor Agreements.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services to be provided to each Fund (and those provided to each Predecessor Fund). The Board considered that BlackRock and its affiliates will provide each Fund (and provided each Predecessor Fund) with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, the Board noted that BlackRock and its affiliates will provide each Fund (and provided each Predecessor Fund) with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board considered the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Predecessor Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Predecessor Fund. In connection with its review of each Predecessor Fund performance history, the Board had been provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Predecessor Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with this review, the Board had received and reviewed information regarding the investment performance of each Predecessor Fund as compared to its Performance Peers.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Predecessor Emerging Markets Flexible Dynamic Bond Portfolio ranked in the fourth, first, and third quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Predecessor Emerging Markets Flexible Dynamic Bond Portfolio’s underperformance during the applicable periods.

The Predecessor Board and BlackRock discussed BlackRock’s strategy for improving Predecessor Emerging Markets Flexible Dynamic Bond Portfolio’s investment performance. Discussions covered topics such as performance attribution, the Predecessor Emerging Markets Flexible Dynamic Bond Portfolio’s investment personnel, and the resources appropriate to support the Predecessor Emerging Markets Flexible Dynamic Bond Portfolio’s investment processes.

The Board noted that for the one-, three- and five-year periods reported, the Predecessor Strategic Income Opportunity Portfolio ranked in the second, third and first quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Predecessor Strategic Income Opportunity Portfolio’s underperformance during the applicable period. The Board also noted the risk profile of the Predecessor Strategic Income Opportunity Portfolio over the one-, three-, and five-year periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund and each Predecessor Fund: In connection with the initial approval of the Agreements, the Board, including the Independent Board Members, considered that each Fund’s proposed contractual management fee rate was identical to each Predecessor Fund’s contractual management fee rate. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also considered that each Fund’s estimated total net expense ratio was identical to each Predecessor Fund’s total expense ratio. The Board also considered the comparison of each Predecessor Fund’s actual and contractual management fee rate to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties) that had been presented in connection with its evaluation of the Predecessor Agreements.

154	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

The Board considered BlackRock’s profitability methodology, including an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Predecessor Fund, which would be the same services to be provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Predecessor Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board considered its review of, in connection with its review of the Predecessor Agreements, BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates, including BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis and the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. In connection with its review of the Predecessor Agreements, the Board reviewed BlackRock’s operating margin, in general, compared to that of certain other publicly-traded asset management firms and considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services to be provided to each Fund based on its review of the estimated cost of the services provided to each Predecessor Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of each Predecessor Fund and the other funds advised by BlackRock and its affiliates. As part of this analysis, the Board had reviewed BlackRock’s methodology in allocating its costs of managing the Predecessor Funds to each Predecessor Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board Members. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund and each Predecessor Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, exchange-traded fund, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Predecessor Emerging Markets Flexible Dynamic Bond Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Predecessor Emerging Markets Flexible Dynamic Bond Portfolio’s Expense Peers. The Board also noted that the Emerging Markets Flexible Dynamic Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Emerging Markets Flexible Dynamic Bond Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Emerging Markets Flexible Dynamic Bond Portfolio’s total expenses as a percentage of the Emerging Markets Flexible Dynamic Bond Portfolio’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on March 29, 2018.

The Board noted that the Predecessor Strategic Income Opportunity Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Predecessor Strategic Income Opportunity Portfolio’s Expense Peers. The Board also noted that the Strategic Income Opportunity Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Strategic Income Opportunity Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Strategic Income Opportunity Portfolio’s total expenses as a percentage of the Predecessor Strategic Income Opportunity Portfolio’s average daily net assets on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which each Predecessor Fund benefited from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Predecessor Fund’s asset levels and, in light of those asset levels, whether the current fee schedule was appropriate for each Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other potential ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund based on its review of the Predecessor Agreements, including both tangible and intangible benefits, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund (and each Predecessor Fund), including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also considered that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also considered information regarding BlackRock’s brokerage and soft dollar practices and reports from BlackRock which included information on brokerage commissions and trade execution practices that it had received in consideration of the Predecessor Agreements.

The Board considered the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	155

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

Conclusion

Following discussion, the Board, including the Independent Board Members, approved the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a two-year term beginning on the effective date of the Advisory Agreement, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to each Fund, for a two-year term beginning on the effective date of the Sub-Advisory Agreements. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

156	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert M. Hernandez 1944	Chair of the Board and Trustee (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	32 RICs consisting of 95 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Trustee (Since 2007)	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	32 RICs consisting of 95 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2007)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	32 RICs consisting of 95 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee (Since 2007)	Senior Counsel of Covington and Burling LLP (law firm) since 2016, Head of International Practice thereof since 2001, and Partner thereof from 2001 to 2016; Advisory Board Member, OCP S.A. (phosphates) since 2010; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board, GML Ltd. (energy) since 2003; Board of Directors, Ferroglobe (silicon metals) since 2016.	32 RICs consisting of 95 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Henry Gabbay 1947	Trustee (Since 2007)	Board Member, Equity-Liquidity and Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	32 RICs consisting of 95 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2016)	Senior Lecturer, Harvard Business School since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	32 RICs consisting of 95 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	157

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	32 RICs consisting of 95 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
John F O’Brien 1943	Trustee (Since 2007)	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	32 RICs consisting of 95 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Trustee (Since 2015)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	32 RICs consisting of 95 Portfolios	None

158	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2015)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Member of the Board of Managers of BlackRock Investments, LLC since 2011; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	127 RICs consisting of 304 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 304 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; and John F. O’Brien, 2005. Length of Service includes service as a trustee of BlackRock Funds II.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

TRUSTEE AND OFFICER INFORMATION	159

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust serve at the pleasure of the Board.
(c) Length of Service includes service as a trustee of BlackRock Funds II.

Further information about the Trust’s Trustees and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

At a special meeting of shareholders held on November 21, 2018, each Fund’s shareholders elected Trustees who took office on January 1, 2019. The newly elected Trustees include three former Trustees and eight individuals who served as directors/trustees of the funds in the BlackRock Closed-End Complex. Information regarding the individuals who began serving as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser and Administrator

BlackRock Advisors, LLC Wilmington, DE 19809

Sub-Advisers

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited(a)

079912 Singapore

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodians

JPMorgan Chase Bank, N.A.(a)

New York, NY 10179

Brown Brothers Harriman & Co.(b)

Boston, MA 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

(a)	for Strategic Income Opportunities only.
(b)	for Emerging Markets Flexible Dynamic Bond only.

160	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

BlackRock Funds V

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of the Trust. The newly elected Trustees took office effective January 1, 2019.

Shareholders approved the Trustees* of BlackRock Funds V with voting results as follows:

	Votes For	Votes Withheld
Michael J. Castellano	5,681,237,134	34,155,316
Richard E. Cavanagh	5,683,014,052	32,378,399
Cynthia L. Egan	5,689,624,061	25,768,389
Frank J. Fabozzi	5,685,956,903	29,435,547
Robert Fairbairn	5,687,114,814	28,277,636
Henry Gabbay	5,684,019,280	31,373,170
R. Glenn Hubbard	5,685,110,636	30,281,814
W. Carl Kester	5,686,245,509	29,146,941
Catherine A. Lynch	5,689,695,451	25,697,000
John M. Perlowski	5,683,657,098	31,735,353
Karen P. Robards	5,688,174,287	27,218,163

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Fixed-Income Board, have also been elected to serve as trustees for other BlackRock-advised non-index fixed-income mutual funds and all of the BlackRock-advised closed-end funds.

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

ADDITIONAL INFORMATION	161

Additional Information  (continued)

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safe-guarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

162	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

ARS	Argentine Peso

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

CNH	Chinese Yuan Offshore

CNY	Chinese Yuan

COP	Colombian Peso

CZK	Czech Koruna

DKK	Danish Krone

EGP	Egyptian Pound

EUR	Euro

GBP	British Pound

GHS	Ghanaian Cedi

HKD	Hong Kong Dollar

HUF	Hungarian Forint

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

KZT	Kazakhstani Tenge

MXN	Mexican Peso

MYR	Malaysian Ringgit

NGN	Nigerian Naira

NOK	Norwegian Krone

NZD	New Zealand Dollar

PHP	Philippine Peso

PLN	Polish Zloty

RON	Romanian Leu

RUB	New Russian Ruble

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

TRY	Turkish Lira

TWD	New Taiwan Dollar

USD	United States Dollar

UYU	Uruguayan Peso

ZAR	South African Rand

ZMW	Zambian Kwacha

Portfolio Abbreviations

ABS	Asset-Backed Security

BA	Canadian Bankers Acceptances

BBR	Australian Bank Bill Rate

BZDIOVER	Overnight Brazil CETIP — Interbank Rate

CD_KSDA	Certificates of Deposit by the Korean Securities Dealers Association

CDO	Collateralized Debt Obligation

CDX	Credit Default Swap Index

CIBOR	Copenhagen Interbank Offered Rate

CLO	Collateralized Loan Obligation

CNREPOFI	Day China Fixing Repo Rates

CSMC	Credit Suisse Mortgage Capital

CWABS	Countrywide Asset-Backed Certificates

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

EMBI	Emerging Market Bond Index

EURIBOR	Euro Interbank Offered Rate

FDR	Fiduciary Depositary Receipt

GO	General Obligation Bonds

JIBAR	Johannesburg Interbank Average Rate

LIBOR	London Interbank Offered Rate

MXIBTIIE	Mexico Interbank TIIE 28-Day

NASDAQ	National Association of Securities Dealers Automated

NIBOR	Norwegian Interbank Offered Rate

OTC	Over-The-Counter

PCL	Public Company Limited

PIK	Pay-In-Kind

RB	Revenue Bonds

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

S&P	Standard & Poor’s

SCA	Svenska Celluosa Aktiebolaget

SPDR	Standard & Poor’s Depositary Receipts

STIBOR	Stockholm Interbank Offered Rate

TBA	To-be-announced

TOPIX	Tokyo Stock Price Index

TWCPBA	Taiwan Secondary Markets Bills Rate

VRDN	Variable Rate Demand Notes

GLOSSARY OF TERMS USED IN THIS REPORT	163

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EMDSIP-12/18-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Henry R. Keizer

Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	$41,922	$41,897	$0	$0	$17,500	$18,700	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis..

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	$17,500	$18,700

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –     The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –     There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds V

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds V

Date: March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds V

Date: March 8, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds V

Date: March 8, 2019